A member firm of Ernst & Young Global Limited Ernst & Young LLP Suite 3100 801 Grand Avenue Des Moines, IA 50309-2764 Tel: +1 515 243 2727 ey.com Report of Independent Registered Public Accounting Firm To the Board of Directors of Principal Life Insurance Company and Contract Owners of Principal Life Insurance Co Variable Life Separate Account Opinion on the Financial Statements We have audited the accompanying statements of assets and liabilities of each of the subaccounts listed in the Appendix that comprise Principal Life Insurance Co Variable Life Separate Account (the “Separate Account”), as of December 31, 2024, the related statements of operations and the statements of changes in net assets for each of the periods indicated in the Appendix, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2024, the results of its operations and changes in its net assets for each of the periods indicated in the Appendix, in conformity with U.S. generally accepted accounting principles. Basis for Opinion These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on each of the subaccounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with the fund companies or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion. We have served as the Separate Account’s auditor since 1987. March 28, 2025 A member firm of Ernst & Young Global Limited Appendix Subaccounts comprising Principal Life Insurance Co Variable Life Separate Account Sub Account Statement of operations Statements of changes in net assets AllianceBernstein VPS Discovery Value Portfolio – Class A AllianceBernstein VPS International Value Portfolio – Class A AllianceBernstein VPS Small Cap Growth Portfolio – Class A AllianceBernstein VPS Sustainable Global Thematic Portfolio – Class A Allspring VT Discovery All Cap Growth Fund – Class 2 Allspring VT Index Asset Allocation Fund – Class 2 American Funds Insurance Series - Capital World Bond Fund – Class 2 Shares American Funds Insurance Series - Global Balanced Fund – Class 2 Shares American Funds Insurance Series - Global Small Capitalization Fund – Class 2 Shares American Funds Insurance Series - Growth Fund – Class 2 Shares American Funds Insurance Series - International Fund – Class 2 Shares American Funds Insurance Series - New World Fund – Class 2 Shares American Funds Insurance Series - Washington Mutual Investors Fund – Class 2 Shares BNY Mellon IP MidCap Stock Portfolio – Service Shares BNY Mellon IP Technology Growth Portfolio – Service Shares BNY Mellon Sustainable U.S. Equity Portfolio, Inc. – Service Shares BNY Mellon VIF Appreciation Portfolio – Service Shares BNY Mellon VIF Opportunistic Small Cap Portfolio – Service Shares Bond Market Index Account – Class 1 ClearBridge Variable Mid Cap Portfolio – Class I Shares ClearBridge Variable Small Cap Growth Portfolio – Class I Shares Core Plus Bond Account – Class 1 CVT EAFE International Index Portfolio – Class F (1) CVT Investment Grade Bond Index Portfolio – Class I (2) CVT Russell 2000 Small Cap Index Portfolio – Class F (3) CVT S&P 500 Index Portfolio (4) CVT S&P MidCap 400 Index Portfolio – Class F (5) Diversified Balanced Account – Class 1 Diversified International Account – Class 1 DWS Alternative Asset Allocation VIP – Class B DWS Small Mid Cap Value VIP – Class B Equity Income Account – Class 1 Fidelity VIP Asset Manager Portfolio – Service Class 2 Fidelity VIP Contrafund® Portfolio – Initial Class Fidelity VIP Contrafund® Portfolio – Service Class 2 Fidelity VIP Equity-Income Portfolio – Initial Class Fidelity VIP Equity-Income Portfolio – Service Class 2 Fidelity VIP Extended Market Index Portfolio – Service Class 2 Fidelity VIP Government Money Market Portfolio – Service Class Fidelity VIP Growth Portfolio – Service Class 2 Fidelity VIP High Income Portfolio – Initial Class Fidelity VIP High Income Portfolio – Service Class 2 Fidelity VIP International Index Portfolio – Service Class 2 Fidelity VIP Mid Cap Portfolio – Service Class 2 Fidelity VIP Strategic Income Portfolio – Service Class 2 Fidelity VIP Total Market Index Portfolio – Service Class 2 Franklin Templeton VIP Trust - Franklin Income VIP Fund – Class 2 For the year ended December 31, 2024 For each of the two years in the period ended December 31, 2024 A member firm of Ernst & Young Global Limited Franklin Templeton VIP Trust - Franklin Mutual Global Discovery VIP Fund – Class 2 Franklin Templeton VIP Trust - Franklin Mutual Shares VIP Fund – Class 2 Franklin Templeton VIP Trust - Franklin Rising Dividends VIP Fund – Class 2 Franklin Templeton VIP Trust - Franklin Small Cap Value VIP Fund – Class 2 Franklin Templeton VIP Trust - Franklin Strategic Income VIP Fund – Class 2 Franklin Templeton VIP Trust - Franklin U.S. Government Securities VIP Fund – Class 2 Franklin Templeton VIP Trust - Templeton Developing Markets VIP Fund – Class 2 Franklin Templeton VIP Trust - Templeton Foreign VIP Fund – Class 2 Franklin Templeton VIP Trust - Templeton Global Bond VIP Fund – Class 2 Global Emerging Markets Account – Class 1 Goldman Sachs VIT Small Cap Equity Insights Fund – Institutional Shares Government & High Quality Bond Account – Class 1 Invesco V.I. American Franchise Fund – Series I Shares Invesco V.I. American Franchise Fund – Series II Shares Invesco V.I. American Value Fund – Series I Shares Invesco V.I. Core Equity Fund – Series I Shares Invesco V.I. Core Equity Fund – Series II Shares Invesco V.I. Discovery Mid Cap Growth Fund – Series I Shares Invesco V.I. EQV International Equity Fund – Series I Shares Invesco V.I. Global Real Estate Fund – Series I Shares Invesco V.I. Health Care Fund – Series I Shares Invesco V.I. Main Street Mid Cap Fund – Series II Shares Invesco V.I. Main Street Small Cap Fund – Series II Shares Invesco V.I. Small Cap Equity Fund – Series I Shares Invesco V.I. Technology Fund – Series I Shares Janus Henderson Global Sustainable Equity Portfolio – Service Shares Janus Henderson Series Balanced Portfolio – Service Shares Janus Henderson Series Enterprise Portfolio – Service Shares Janus Henderson Series Flexible Bond Portfolio – Service Shares Janus Henderson Series Forty Portfolio – Service Shares Janus Henderson Series Global Research Portfolio – Service Shares Janus Henderson Series Global Technology and Innovation Portfolio – Service Shares Janus Henderson Series Overseas Portfolio – Service Shares LargeCap Growth Account I – Class 1 LargeCap S&P 500 Index Account – Class 1 Lord Abbett Series Fund Developing Growth Portfolio – Class VC Macquarie VIP Small Cap Value Series – Service Class (6) MFS® Blended Research® Small Cap Equity Portfolio – Service Class MFS® Global Equity Series – Service Class MFS® Growth Series – Service Class MFS® Inflation-Adjusted Bond Portfolio – Service Class MFS® International Intrinsic Value Portfolio – Service Class MFS® Mid Cap Growth Series – Service Class MFS® Mid Cap Value Portfolio – Service Class MFS® New Discovery Series – Service Class MFS® New Discovery Value Portfolio – Service Class MFS® Research International Portfolio – Service Class MFS® Total Return Series – Service Class MFS® Utilities Series – Service Class MFS® Value Series – Service Class MidCap Account – Class 1 Neuberger Berman AMT Mid Cap Growth Portfolio – Class S Shares Neuberger Berman AMT Sustainable Equity Portfolio – Class I Shares A member firm of Ernst & Young Global Limited PIMCO VIT All Asset Portfolio – Administrative Class PIMCO VIT CommodityReal Return® Strategy Portfolio – Administrative Class PIMCO VIT Emerging Markets Bond Portfolio – Administrative Class PIMCO VIT High Yield Portfolio – Administrative Class PIMCO VIT Long-Term U.S. Government Portfolio – Administrative Class PIMCO VIT Low Duration Portfolio – Administrative Class PIMCO VIT Real Return Portfolio – Administrative Class PIMCO VIT Short-Term Portfolio – Administrative Class PIMCO VIT Total Return Portfolio – Administrative Class Principal Capital Appreciation Account – Class 1 Principal LifeTime 2020 Account – Class 1 Principal LifeTime 2030 Account – Class 1 Principal LifeTime 2040 Account – Class 1 Principal LifeTime 2050 Account – Class 1 Principal LifeTime 2060 Account – Class 1 Principal LifeTime Strategic Income Account – Class 1 Putnam VT International Equity Fund – Class IB Putnam VT International Value Fund – Class IB Putnam VT Large Cap Growth Fund – Class IB Putnam VT Large Cap Value Fund – Class IB Real Estate Securities Account – Class 1 Rydex VI Basic Materials Fund Rydex VI Utilities Fund SAM Balanced Portfolio – Class 1 SAM Conservative Balanced Portfolio – Class 1 SAM Conservative Growth Portfolio – Class 1 SAM Flexible Income Portfolio – Class 1 SAM Strategic Growth Portfolio – Class 1 Short-Term Income Account – Class 1 SmallCap Account – Class 1 T. Rowe Price Equity Income Portfolio – II T. Rowe Price Health Sciences Portfolio – II TOPS® Managed Risk Balanced ETF Portfolio – Class 2 TOPS® Managed Risk Growth ETF Portfolio – Class 2 TOPS® Managed Risk Moderate Growth ETF Portfolio – Class 2 VanEck VIP Trust Global Resources Fund – Class S Shares VanEck VIP Trust Global Resources Fund – Initial Class Shares Vanguard VIF Balanced Portfolio Vanguard VIF Equity Index Portfolio Vanguard VIF Global Bond Index Portfolio Vanguard VIF International Portfolio Vanguard VIF Mid-Cap Index Portfolio Vanguard VIF Real Estate Index Portfolio Wanger International LVIP JPMorgan Core Bond Fund – Standard Class LVIP JPMorgan Small Cap Core Fund – Standard Class For the year ended December 31, 2024 For the year ended December 31, 2024 and for the period from April 28, 2023 (date funds made available) through December 31, 2024

A member firm of Ernst & Young Global Limited Vanguard VIF Equity Income Portfolio For the year ended December 31, 2024 For the year ended December 31, 2024 and for the period from June 5, 2023 (date funds made available) through December 31, 2024 LVIP American Century Capital Appreciation Fund – Service Class LVIP American Century Disciplined Core Value Fund – Service Class LVIP American Century Disciplined Core Value Fund – Standard Class II LVIP American Century Inflation Protection Fund Service Class LVIP American Century International Fund – Service Class LVIP American Century Mid Cap Value Fund – Service Class LVIP American Century Ultra Fund – Service Class LVIP American Century Ultra Fund – Standard Class II LVIP American Century Value Fund – Service Class For the period from April 26, 2024 (date funds made available) through December 31, 2024 Putnam VT Small Cap Growth Fund – Class 1B Putnam VT Small Cap Value Fund – Class 1B For the period from June 3, 2024 (date funds made available) through December 31, 2024 (1) Represented the operations of Calvert VP EAFE International Index Portfolio – Class F until June 1, 2024 (2) Represented the operations of Calvert VP Investment Grade Bond Index Portfolio – Class I until June 1, 2024 (3) Represented the operations of Calvert VP Russell 2000 Small Cap Index Portfolio – Class F until June 1, 2024 (4) Represented the operations of Calvert VP S&P 500 Index Portfolio until June 1, 2024 (5) Represented the operations of Calvert VP S&P MidCap 400 Index Portfolio – Class F until June 1, 2024 (6) Represented the operations of Delaware VIP Small Cap Value Series – Service Class until June 1, 2024

Principal Life Insurance Co
Variable Life Separate Account

Statements of Assets and Liabilities
December 31, 2024

	AllianceBernstein VPS Discovery Value Portfolio – Class A	AllianceBernstein VPS International Value Portfolio – Class A	AllianceBernstein VPS Small Cap Growth Portfolio – Class A	AllianceBernstein VPS Sustainable Global Thematic Portfolio – Class A

Assets
Investments in shares of mutual funds, at fair value	$7,159,539	$1,412,103	$2,222,600	$1,081,121
Total assets	7,159,539	1,412,103	2,222,600	1,081,121
Total liabilities	—	—	—	—
Net assets	$7,159,539	$1,412,103	$2,222,600	$1,081,121

Net assets
Applicable to accumulation units	$7,159,539	$1,412,103	$2,222,600	$1,081,121
Total net assets	$7,159,539	$1,412,103	$2,222,600	$1,081,121

Investments in shares of mutual funds, at cost	$6,936,479	$1,321,612	$2,287,156	$1,006,255

Shares of mutual funds owned	390,804	93,393	174,870	30,775

Accumulation units outstanding	179,651	143,376	44,377	32,352

Statements of Operations
Year ended December 31, 2024

	AllianceBernstein VPS Discovery Value Portfolio – Class A	AllianceBernstein VPS International Value Portfolio – Class A	AllianceBernstein VPS Small Cap Growth Portfolio – Class A	AllianceBernstein VPS Sustainable Global Thematic Portfolio – Class A

Net investment income (loss)
Investment income:
Dividends	$61,434	$51,472	$5,405	$ $—

Expenses:
Mortality and expense risks	—	—	—	—
Net investment income (loss)	61,434	51,472	5,405	—

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	(346,819)	126,244	(53,931)	78,305
Capital gains distributions	349,799	—	—	3,033
Total realized gains (losses) on investments	2,980	126,244	(53,931)	81,338

Change in net unrealized appreciation (depreciation)
of investments	584,976	(39,192)	432,551	(11,408)

Net gains (losses) on investments	649,390	138,524	384,025	69,930

Net increase (decrease) in net assets resulting from operations	$649,390	$138,524	$384,025	$69,930

See accompanying notes.

1

Principal Life Insurance Co
Variable Life Separate Account

Statements of Assets and Liabilities
December 31, 2024

	Allspring VT Discovery All Cap Growth Fund – Class 2	Allspring VT Index Asset Allocation Fund – Class 2	American Funds Insurance Series – Capital World Bond Fund – Class 2 Shares	American Funds Insurance Series – Global Balanced Fund – Class 2 Shares

Assets
Investments in shares of mutual funds, at fair value	$3,445,869	$2,870,589	$3,150,468	$3,004,282
Total assets	3,445,869	2,870,589	3,150,468	3,004,282
Total liabilities	—	—	—	—
Net assets	$3,445,869	$2,870,589	$3,150,468	$3,004,282

Net assets
Applicable to accumulation units	$3,445,869	$2,870,589	$3,150,468	$3,004,282
Total net assets	$3,445,869	$2,870,589	$3,150,468	$3,004,282

Investments in shares of mutual funds, at cost	$3,299,722	$2,883,436	$3,290,408	$3,003,820

Shares of mutual funds owned	125,441	144,541	330,931	233,071

Accumulation units outstanding	54,035	56,217	319,002	211,987

Statements of Operations
Year ended December 31, 2024

	Allspring VT Discovery All Cap Growth Fund – Class 2	Allspring VT Index Asset Allocation Fund – Class 2	American Funds Insurance Series – Capital World Bond Fund – Class 2 Shares	American Funds Insurance Series – Global Balanced Fund – Class 2 Shares

Net investment income (loss)
Investment income:
Dividends	$—	$35,933	$57,847	$52,341

Expenses:
Mortality and expense risks	—	42	—	—
Net investment income (loss)	—	35,891	57,847	52,341

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	(542,392)	(2,648)	(173,641)	(8,676)
Capital gains distributions	237,783	172,724	—	—
Total realized gains (losses) on investments	(304,609)	170,076	(173,641)	(8,676)

Change in net unrealized appreciation (depreciation)
of investments	1,264,159	165,612	32,176	126,038

Net gains (losses) on investments	959,550	371,579	(83,618)	169,703

Net increase (decrease) in net assets resulting from operations	$959,550	$371,579	$(83,618)	$169,703

See accompanying notes.

2

Principal Life Insurance Co
Variable Life Separate Account

Statements of Assets and Liabilities
December 31, 2024

	American Funds Insurance Series – Global Small Capitalization Fund – Class 2 Shares	American Funds Insurance Series – Growth Fund – Class 2 Shares	American Funds Insurance Series – International Fund – Class 2 Shares	American Funds Insurance Series – New World Fund – Class 2 Shares

Assets
Investments in shares of mutual funds, at fair value	$173,162	$53,108,826	$15,394,394	$24,531,362
Total assets	173,162	53,108,826	15,394,394	24,531,362
Total liabilities	—	—	—	—
Net assets	$173,162	$53,108,826	$15,394,394	$24,531,362

Net assets
Applicable to accumulation units	$173,162	$53,108,826	$15,394,394	$24,531,362
Total net assets	$173,162	$53,108,826	$15,394,394	$24,531,362

Investments in shares of mutual funds, at cost	$163,243	$39,688,099	$15,474,301	$23,407,573

Shares of mutual funds owned	10,156	422,202	867,290	931,688

Accumulation units outstanding	14,474	1,045,594	1,082,344	1,462,748

Statements of Operations
Year ended December 31, 2024

	American Funds Insurance Series – Global Small Capitalization Fund – Class 2 Shares	American Funds Insurance Series – Growth Fund – Class 2 Shares	American Funds Insurance Series – International Fund – Class 2 Shares	American Funds Insurance Series – New World Fund – Class 2 Shares

Net investment income (loss)
Investment income:
Dividends	$2,011	$154,853	$193,042	$353,472

Expenses:
Mortality and expense risks	—	31	29	—
Net investment income (loss)	2,011	154,822	193,013	353,472

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	(10,303)	(119,066)	(910,928)	(1,701,654)
Capital gains distributions	7,150	1,007,333	—	125,592
Total realized gains (losses) on investments	(3,153)	888,267	(910,928)	(1,576,062)

Change in net unrealized appreciation (depreciation)
of investments	5,533	11,151,709	1,310,857	3,024,060

Net gains (losses) on investments	4,391	12,194,798	592,942	1,801,470

Net increase (decrease) in net assets resulting from operations	$4,391	$12,194,798	$592,942	$1,801,470

See accompanying notes.

3

Principal Life Insurance Co
Variable Life Separate Account

Statements of Assets and Liabilities
December 31, 2024

	American Funds Insurance Series – Washington Mutual Investors Fund – Class 2 Shares	BNY Mellon IP MidCap Stock Portfolio – Service Shares	BNY Mellon IP Technology Growth Portfolio – Service Shares	BNY Mellon Sustainable U.S. Equity Portfolio, Inc. – Service Shares

Assets
Investments in shares of mutual funds, at fair value	$25,641,360	$2,013,549	$7,543,432	$1,104,467
Total assets	25,641,360	2,013,549	7,543,432	1,104,467
Total liabilities	—	—	—	—
Net assets	$25,641,360	$2,013,549	$7,543,432	$1,104,467

Net assets
Applicable to accumulation units	$25,641,360	$2,013,549	$7,543,432	$1,104,467
Total net assets	$25,641,360	$2,013,549	$7,543,432	$1,104,467

Investments in shares of mutual funds, at cost	$21,591,709	$1,898,511	$5,723,163	$934,029

Shares of mutual funds owned	1,551,202	98,510	239,019	20,329

Accumulation units outstanding	1,002,700	90,609	123,789	18,604

Statements of Operations
Year ended December 31, 2024

	American Funds Insurance Series – Washington Mutual Investors Fund – Class 2 Shares	BNY Mellon IP MidCap Stock Portfolio – Service Shares	BNY Mellon IP Technology Growth Portfolio – Service Shares	BNY Mellon Sustainable U.S. Equity Portfolio, Inc. – Service Shares

Net investment income (loss)
Investment income:
Dividends	$387,469	$1,203	$ $—	$3,787

Expenses:
Mortality and expense risks	756	—	—	—
Net investment income (loss)	386,713	1,203	—	3,787

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	(218,166)	307,865	(39,561)	37,252
Capital gains distributions	189,646	2,851	—	6,513
Total realized gains (losses) on investments	(28,520)	310,716	(39,561)	43,765

Change in net unrealized appreciation (depreciation)
of investments	3,861,389	109,430	1,615,677	178,195

Net gains (losses) on investments	4,219,582	421,349	1,576,116	225,747

Net increase (decrease) in net assets resulting from operations	$4,219,582	$421,349	$1,576,116	$225,747

See accompanying notes.

4

Principal Life Insurance Co
Variable Life Separate Account

Statements of Assets and Liabilities
December 31, 2024

	BNY Mellon VIF Appreciation Portfolio – Service Shares	BNY Mellon VIF Opportunistic Small Cap Portfolio – Service Shares	Bond Market Index Account – Class 1	ClearBridge Variable Mid Cap Portfolio – Class I Shares

Assets
Investments in shares of mutual funds, at fair value	$4,049,411	$4,765,782	$31,996,380	$729,267
Total assets	4,049,411	4,765,782	31,996,380	729,267
Total liabilities	—	—	—	—
Net assets	$4,049,411	$4,765,782	$31,996,380	$729,267

Net assets
Applicable to accumulation units	$4,049,411	$4,765,782	$31,996,380	$729,267
Total net assets	$4,049,411	$4,765,782	$31,996,380	$729,267

Investments in shares of mutual funds, at cost	$3,878,249	$4,939,853	$32,805,589	$682,891

Shares of mutual funds owned	113,620	117,384	3,474,092	29,851

Accumulation units outstanding	66,804	152,818	2,723,010	38,604

Statements of Operations
Year ended December 31, 2024

	BNY Mellon VIF Appreciation Portfolio – Service Shares	BNY Mellon VIF Opportunistic Small Cap Portfolio – Service Shares	Bond Market Index Account – Class 1	ClearBridge Variable Mid Cap Portfolio – Class I Shares

Net investment income (loss)
Investment income:
Dividends	$7,552	$23,654	$909,314	$4,350

Expenses:
Mortality and expense risks	—	—	—	—
Net investment income (loss)	7,552	23,654	909,314	4,350

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	(191,257)	(103,285)	(1,753,770)	(1,276)
Capital gains distributions	305,332	—	—	16,144
Total realized gains (losses) on investments	114,075	(103,285)	(1,753,770)	14,868

Change in net unrealized appreciation (depreciation)
of investments	354,980	285,361	1,062,671	53,246

Net gains (losses) on investments	476,607	205,730	218,215	72,464

Net increase (decrease) in net assets resulting from operations	$476,607	$205,730	$218,215	$72,464

See accompanying notes.

5

Principal Life Insurance Co
Variable Life Separate Account

Statements of Assets and Liabilities
December 31, 2024

	ClearBridge Variable Small Cap Growth Portfolio – Class I Shares	Core Plus Bond Account – Class 1	CVT EAFE International Index Portfolio – Class F	CVT Investment Grade Bond Index Portfolio – Class I

Assets
Investments in shares of mutual funds, at fair value	$18,938,872	$111,117,692	$13,783,107	$4,698,809
Total assets	18,938,872	111,117,692	13,783,107	4,698,809
Total liabilities	—	—	—	—
Net assets	$18,938,872	$111,117,692	$13,783,107	$4,698,809

Net assets
Applicable to accumulation units	$18,938,872	$111,117,692	$13,783,107	$4,698,809
Total net assets	$18,938,872	$111,117,692	$13,783,107	$4,698,809

Investments in shares of mutual funds, at cost	$19,432,431	$124,681,267	$13,439,720	$4,837,004

Shares of mutual funds owned	683,961	11,795,934	145,315	98,777

Accumulation units outstanding	695,338	3,939,346	859,732	403,504

Statements of Operations
Year ended December 31, 2024

	ClearBridge Variable Small Cap Growth Portfolio – Class I Shares	Core Plus Bond Account – Class 1	CVT EAFE International Index Portfolio – Class F	CVT Investment Grade Bond Index Portfolio – Class I

Net investment income (loss)
Investment income:
Dividends	$—	$3,616,346	$310,564	$124,274

Expenses:
Mortality and expense risks	—	4,306	—	—
Net investment income (loss)	—	3,612,040	310,564	124,274

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	(3,314,428)	(3,450,049)	304,025	(145,615)
Capital gains distributions	644,093	—	—	—
Total realized gains (losses) on investments	(2,670,335)	(3,450,049)	304,025	(145,615)

Change in net unrealized appreciation (depreciation)
of investments	3,537,905	994,596	(271,197)	60,068

Net gains (losses) on investments	867,570	1,156,587	343,392	38,727

Net increase (decrease) in net assets resulting from operations	$867,570	$1,156,587	$343,392	$38,727

See accompanying notes.

6

Principal Life Insurance Co
Variable Life Separate Account

Statements of Assets and Liabilities
December 31, 2024

	CVT Russell 2000 Small Cap Index Portfolio – Class F	CVT S&P 500 Index Portfolio	CVT S&P MidCap 400 Index Portfolio – Class F	Diversified Balanced Account – Class 1

Assets
Investments in shares of mutual funds, at fair value	$47,401,516	$4,756,159	$2,865,496	$17,811,428
Total assets	47,401,516	4,756,159	2,865,496	17,811,428
Total liabilities	—	—	—	—
Net assets	$47,401,516	$4,756,159	$2,865,496	$17,811,428

Net assets
Applicable to accumulation units	$47,401,516	$4,756,159	$2,865,496	$17,811,428
Total net assets	$47,401,516	$4,756,159	$2,865,496	$17,811,428

Investments in shares of mutual funds, at cost	$44,290,226	$3,975,128	$2,531,464	$18,492,944

Shares of mutual funds owned	559,508	23,578	22,406	1,202,662

Accumulation units outstanding	1,255,014	129,132	66,862	1,098,022

Statements of Operations
Year ended December 31, 2024

	CVT Russell 2000 Small Cap Index Portfolio – Class F	CVT S&P 500 Index Portfolio	CVT S&P MidCap 400 Index Portfolio – Class F	Diversified Balanced Account – Class 1

Net investment income (loss)
Investment income:
Dividends	$528,998	$57,327	$33,097	$371,897

Expenses:
Mortality and expense risks	—	129	—	14,895
Net investment income (loss)	528,998	57,198	33,097	357,002

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	(1,432,324)	174,171	38,955	(68,398)
Capital gains distributions	855,763	258,305	119,278	536,681
Total realized gains (losses) on investments	(576,561)	432,476	158,233	468,283

Change in net unrealized appreciation (depreciation)
of investments	4,143,043	505,539	137,901	765,868

Net gains (losses) on investments	4,095,480	995,213	329,231	1,591,153

Net increase (decrease) in net assets resulting from operations	$4,095,480	$995,213	$329,231	$1,591,153

See accompanying notes.

7

Principal Life Insurance Co
Variable Life Separate Account

Statements of Assets and Liabilities
December 31, 2024

	Diversified International Account – Class 1	DWS Alternative Asset Allocation VIP – Class B	DWS Small Mid Cap Value VIP – Class B	Equity Income Account – Class 1

Assets
Investments in shares of mutual funds, at fair value	$160,835,277	$462,364	$1,554,433	$147,129,695
Total assets	160,835,277	462,364	1,554,433	147,129,695
Total liabilities	—	—	—	—
Net assets	$160,835,277	$462,364	$1,554,433	$147,129,695

Net assets
Applicable to accumulation units	$160,835,277	$462,364	$1,554,433	$147,129,695
Total net assets	$160,835,277	$462,364	$1,554,433	$147,129,695

Investments in shares of mutual funds, at cost	$152,320,970	$473,690	$1,449,162	$129,317,303

Shares of mutual funds owned	10,224,747	35,731	112,559	4,772,290

Accumulation units outstanding	3,983,739	34,672	52,584	3,608,369

Statements of Operations
Year ended December 31, 2024

	Diversified International Account – Class 1	DWS Alternative Asset Allocation VIP – Class B	DWS Small Mid Cap Value VIP – Class B	Equity Income Account – Class 1

Net investment income (loss)
Investment income:
Dividends	$5,291,043	$15,358	$17,743	$3,134,687

Expenses:
Mortality and expense risks	694	—	88	33,071
Net investment income (loss)	5,290,349	15,358	17,655	3,101,616

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	3,349,683	(10,365)	131,104	4,530,142
Capital gains distributions	—	270	105,847	1,447,081
Total realized gains (losses) on investments	3,349,683	(10,095)	236,951	5,977,223

Change in net unrealized appreciation (depreciation)
of investments	(437,647)	19,671	(125,218)	12,558,637

Net gains (losses) on investments	8,202,385	24,934	129,388	21,637,476

Net increase (decrease) in net assets resulting from operations	$8,202,385	$24,934	$129,388	$21,637,476

See accompanying notes.

8

Principal Life Insurance Co
Variable Life Separate Account

Statements of Assets and Liabilities
December 31, 2024

	Fidelity VIP Asset Manager Portfolio – Service Class 2	Fidelity VIP Contrafund® Portfolio – Initial Class	Fidelity VIP Contrafund® Portfolio – Service Class 2	Fidelity VIP Equity-Income Portfolio – Initial Class

Assets
Investments in shares of mutual funds, at fair value	$1,482,627	$111,238,072	$126,414,065	$25,946,175
Total assets	1,482,627	111,238,072	126,414,065	25,946,175
Total liabilities	—	—	—	—
Net assets	$1,482,627	$111,238,072	$126,414,065	$25,946,175

Net assets
Applicable to accumulation units	$1,482,627	$111,238,072	$126,414,065	$25,946,175
Total net assets	$1,482,627	$111,238,072	$126,414,065	$25,946,175

Investments in shares of mutual funds, at cost	$1,456,097	$76,439,032	$103,213,548	$22,441,921

Shares of mutual funds owned	93,247	1,919,884	2,277,731	975,787

Accumulation units outstanding	42,894	646,269	1,242,854	339,596

Statements of Operations
Year ended December 31, 2024

	Fidelity VIP Asset Manager Portfolio – Service Class 2	Fidelity VIP Contrafund® Portfolio – Initial Class	Fidelity VIP Contrafund® Portfolio – Service Class 2	Fidelity VIP Equity-Income Portfolio – Initial Class

Net investment income (loss)
Investment income:
Dividends	$34,718	$195,618	$39,828	$456,575

Expenses:
Mortality and expense risks	—	3,623	—	1,200
Net investment income (loss)	34,718	191,995	39,828	455,375

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	28,264	4,027,299	13,324,159	278,378
Capital gains distributions	9,491	12,485,934	15,026,079	1,488,757
Total realized gains (losses) on investments	37,755	16,513,233	28,350,238	1,767,135

Change in net unrealized appreciation (depreciation)
of investments	40,629	12,356,608	5,903,306	1,345,570

Net gains (losses) on investments	113,102	29,061,836	34,293,372	3,568,080

Net increase (decrease) in net assets resulting from operations	$113,102	$29,061,836	$34,293,372	$3,568,080

See accompanying notes.

9

Principal Life Insurance Co
Variable Life Separate Account

Statements of Assets and Liabilities
December 31, 2024

	Fidelity VIP Equity-Income Portfolio – Service Class 2	Fidelity VIP Extended Market Index Portfolio – Service Class 2	Fidelity VIP Government Money Market Portfolio – Service Class	Fidelity VIP Growth Portfolio – Service Class 2

Assets
Investments in shares of mutual funds, at fair value	$29,967,562	$1,621,312	$408,768,060	$41,051,701
Total assets	29,967,562	1,621,312	408,768,060	41,051,701
Total liabilities	—	—	—	—
Net assets	$29,967,562	$1,621,312	$408,768,060	$41,051,701

Net assets
Applicable to accumulation units	$29,967,562	$1,621,312	$408,768,060	$41,051,701
Total net assets	$29,967,562	$1,621,312	$408,768,060	$41,051,701

Investments in shares of mutual funds, at cost	$27,339,108	$1,570,944	$408,768,060	$41,487,041

Shares of mutual funds owned	1,175,199	113,458	408,768,060	442,654

Accumulation units outstanding	609,275	97,970	35,077,269	434,028

Statements of Operations
Year ended December 31, 2024

	Fidelity VIP Equity-Income Portfolio – Service Class 2	Fidelity VIP Extended Market Index Portfolio – Service Class 2	Fidelity VIP Government Money Market Portfolio – Service Class	Fidelity VIP Growth Portfolio – Service Class 2

Net investment income (loss)
Investment income:
Dividends	$475,196	$16,581	$20,372,742	$ $—

Expenses:
Mortality and expense risks	—	2	12,509	379
Net investment income (loss)	475,196	16,579	20,360,233	(379)

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	255,507	30,931	—	1,372,197
Capital gains distributions	1,778,263	—	—	8,960,340
Total realized gains (losses) on investments	2,033,770	30,931	—	10,332,537

Change in net unrealized appreciation (depreciation)
of investments	1,414,704	10,555	—	(2,602,359)

Net gains (losses) on investments	3,923,670	58,065	20,360,233	7,729,799

Net increase (decrease) in net assets resulting from operations	$3,923,670	$58,065	$20,360,233	$7,729,799

See accompanying notes.

10

Principal Life Insurance Co
Variable Life Separate Account

Statements of Assets and Liabilities
December 31, 2024

	Fidelity VIP High Income Portfolio – Initial Class	Fidelity VIP High Income Portfolio – Service Class 2	Fidelity VIP International Index Portfolio – Service Class 2	Fidelity VIP Mid Cap Portfolio – Service Class 2

Assets
Investments in shares of mutual funds, at fair value	$5,274,948	$14,065,895	$7,173,984	$34,086,976
Total assets	5,274,948	14,065,895	7,173,984	34,086,976
Total liabilities	—	—	—	—
Net assets	$5,274,948	$14,065,895	$7,173,984	$34,086,976

Net assets
Applicable to accumulation units	$5,274,948	$14,065,895	$7,173,984	$34,086,976
Total net assets	$5,274,948	$14,065,895	$7,173,984	$34,086,976

Investments in shares of mutual funds, at cost	$5,654,760	$14,780,981	$7,076,093	$34,379,616

Shares of mutual funds owned	1,117,574	3,146,733	666,108	960,738

Accumulation units outstanding	164,073	374,804	539,263	471,398

Statements of Operations
Year ended December 31, 2024

	Fidelity VIP High Income Portfolio – Initial Class	Fidelity VIP High Income Portfolio – Service Class 2	Fidelity VIP International Index Portfolio – Service Class 2	Fidelity VIP Mid Cap Portfolio – Service Class 2

Net investment income (loss)
Investment income:
Dividends	$311,706	$856,495	$193,121	$115,760

Expenses:
Mortality and expense risks	95	—	—	—
Net investment income (loss)	311,611	856,495	193,121	115,760

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	(53,614)	(343,823)	193,128	1,405,086
Capital gains distributions	—	—	—	4,508,474
Total realized gains (losses) on investments	(53,614)	(343,823)	193,128	5,913,560

Change in net unrealized appreciation (depreciation)
of investments	179,145	621,232	(145,211)	(673,678)

Net gains (losses) on investments	437,142	1,133,904	241,038	5,355,642

Net increase (decrease) in net assets resulting from operations	$437,142	$1,133,904	$241,038	$5,355,642

See accompanying notes.

11

Principal Life Insurance Co
Variable Life Separate Account

Statements of Assets and Liabilities
December 31, 2024

	Fidelity VIP Strategic Income Portfolio – Service Class 2	Fidelity VIP Total Market Index Portfolio – Service Class 2	Franklin Templeton VIP Trust – Franklin Income VIP Fund – Class 2	Franklin Templeton VIP Trust – Franklin Mutual Global Discovery VIP Fund – Class 2

Assets
Investments in shares of mutual funds, at fair value	$8,653,960	$42,484,643	$18,215,418	$9,054,936
Total assets	8,653,960	42,484,643	18,215,418	9,054,936
Total liabilities	—	—	—	—
Net assets	$8,653,960	$42,484,643	$18,215,418	$9,054,936

Net assets
Applicable to accumulation units	$8,653,960	$42,484,643	$18,215,418	$9,054,936
Total net assets	$8,653,960	$42,484,643	$18,215,418	$9,054,936

Investments in shares of mutual funds, at cost	$8,791,937	$33,518,001	$18,644,233	$8,903,181

Shares of mutual funds owned	818,728	2,025,007	1,268,483	516,245

Accumulation units outstanding	683,891	2,000,643	416,638	170,562

Statements of Operations
Year ended December 31, 2024

	Fidelity VIP Strategic Income Portfolio – Service Class 2	Fidelity VIP Total Market Index Portfolio – Service Class 2	Franklin Templeton VIP Trust – Franklin Income VIP Fund – Class 2	Franklin Templeton VIP Trust – Franklin Mutual Global Discovery VIP Fund – Class 2

Net investment income (loss)
Investment income:
Dividends	$305,808	$415,993	$915,417	$173,721

Expenses:
Mortality and expense risks	—	28	—	—
Net investment income (loss)	305,808	415,965	915,417	173,721

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	(121,231)	357,752	(34,342)	241,370
Capital gains distributions	—	—	75,001	729,986
Total realized gains (losses) on investments	(121,231)	357,752	40,659	971,356

Change in net unrealized appreciation (depreciation)
of investments	196,546	6,109,892	317,272	(639,537)

Net gains (losses) on investments	381,123	6,883,609	1,273,348	505,540

Net increase (decrease) in net assets resulting from operations	$381,123	$6,883,609	$1,273,348	$505,540

See accompanying notes.

12

Principal Life Insurance Co
Variable Life Separate Account

Statements of Assets and Liabilities
December 31, 2024

	Franklin Templeton VIP Trust – Franklin Mutual Shares VIP Fund – Class 2	Franklin Templeton VIP Trust – Franklin Rising Dividends VIP Fund – Class 2	Franklin Templeton VIP Trust – Franklin Small Cap Value VIP Fund – Class 2	Franklin Templeton VIP Trust – Franklin Strategic Income VIP Fund – Class 2

Assets
Investments in shares of mutual funds, at fair value	$6,375,555	$27,028,316	$17,903,667	$11,103,998
Total assets	6,375,555	27,028,316	17,903,667	11,103,998
Total liabilities	—	—	—	—
Net assets	$6,375,555	$27,028,316	$17,903,667	$11,103,998

Net assets
Applicable to accumulation units	$6,375,555	$27,028,316	$17,903,667	$11,103,998
Total net assets	$6,375,555	$27,028,316	$17,903,667	$11,103,998

Investments in shares of mutual funds, at cost	$6,257,192	$26,181,132	$16,371,658	$11,382,325

Shares of mutual funds owned	388,990	962,547	1,250,256	1,240,670

Accumulation units outstanding	163,354	414,409	289,360	605,086

Statements of Operations
Year ended December 31, 2024

	Franklin Templeton VIP Trust – Franklin Mutual Shares VIP Fund – Class 2	Franklin Templeton VIP Trust – Franklin Rising Dividends VIP Fund – Class 2	Franklin Templeton VIP Trust – Franklin Small Cap Value VIP Fund – Class 2	Franklin Templeton VIP Trust – Franklin Strategic Income VIP Fund – Class 2

Net investment income (loss)
Investment income:
Dividends	$226,165	$268,171	$169,707	$646,815

Expenses:
Mortality and expense risks	—	—	—	—
Net investment income (loss)	226,165	268,171	169,707	646,815

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	(258,025)	418,222	(603,972)	(754,491)
Capital gains distributions	235,192	1,275,945	419,459	—
Total realized gains (losses) on investments	(22,833)	1,694,167	(184,513)	(754,491)

Change in net unrealized appreciation (depreciation)
of investments	1,137,728	773,996	2,104,175	687,297

Net gains (losses) on investments	1,341,060	2,736,334	2,089,369	579,621

Net increase (decrease) in net assets resulting from operations	$1,341,060	$2,736,334	$2,089,369	$579,621

See accompanying notes.

13

Principal Life Insurance Co
Variable Life Separate Account

Statements of Assets and Liabilities
December 31, 2024

	Franklin Templeton VIP Trust – Franklin U.S. Government Securities VIP Fund – Class 2	Franklin Templeton VIP Trust – Templeton Developing Markets VIP Fund – Class 2	Franklin Templeton VIP Trust – Templeton Foreign VIP Fund – Class 2	Franklin Templeton VIP Trust – Templeton Global Bond VIP Fund – Class 2

Assets
Investments in shares of mutual funds, at fair value	$505,813	$8,541,839	$11,846,376	$8,554,451
Total assets	505,813	8,541,839	11,846,376	8,554,451
Total liabilities	—	—	—	—
Net assets	$505,813	$8,541,839	$11,846,376	$8,554,451

Net assets
Applicable to accumulation units	$505,813	$8,541,839	$11,846,376	$8,554,451
Total net assets	$505,813	$8,541,839	$11,846,376	$8,554,451

Investments in shares of mutual funds, at cost	$508,633	$9,013,189	$11,544,806	$9,727,057

Shares of mutual funds owned	49,687	1,010,868	860,928	751,709

Accumulation units outstanding	42,363	394,429	845,211	656,478

Statements of Operations
Year ended December 31, 2024

	Franklin Templeton VIP Trust – Franklin U.S. Government Securities VIP Fund – Class 2	Franklin Templeton VIP Trust – Templeton Developing Markets VIP Fund – Class 2	Franklin Templeton VIP Trust – Templeton Foreign VIP Fund – Class 2	Franklin Templeton VIP Trust – Templeton Global Bond VIP Fund – Class 2

Net investment income (loss)
Investment income:
Dividends	$11,240	$366,735	$318,678	$—

Expenses:
Mortality and expense risks	—	—	—	—
Net investment income (loss)	11,240	366,735	318,678	—

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	(13)	(340,151)	152,219	(468,721)
Capital gains distributions	—	70,480	—	—
Total realized gains (losses) on investments	(13)	(269,671)	152,219	(468,721)

Change in net unrealized appreciation (depreciation)
of investments	(4,624)	610,885	(570,554)	(631,344)

Net gains (losses) on investments	6,603	707,949	(99,657)	(1,100,065)

Net increase (decrease) in net assets resulting from operations	$6,603	$707,949	$(99,657)	$(1,100,065)

See accompanying notes.

14

Principal Life Insurance Co
Variable Life Separate Account

Statements of Assets and Liabilities
December 31, 2024

	Global Emerging Markets Account – Class 1	Goldman Sachs VIT – Small Cap Equity Insights Fund – Institutional Shares	Government & High Quality Bond Account – Class 1	Invesco V.I. American Franchise Fund – Series I Shares

Assets
Investments in shares of mutual funds, at fair value	$36,533,711	$1,645,098	$44,341,587	$6,053,471
Total assets	36,533,711	1,645,098	44,341,587	6,053,471
Total liabilities	—	—	—	—
Net assets	$36,533,711	$1,645,098	$44,341,587	$6,053,471

Net assets
Applicable to accumulation units	$36,533,711	$1,645,098	$44,341,587	$6,053,471
Total net assets	$36,533,711	$1,645,098	$44,341,587	$6,053,471

Investments in shares of mutual funds, at cost	$37,984,157	$1,484,496	$48,860,707	$4,609,275

Shares of mutual funds owned	2,383,151	122,403	5,394,353	76,116

Accumulation units outstanding	771,752	41,435	3,204,744	108,532

Statements of Operations
Year ended December 31, 2024

	Global Emerging Markets Account – Class 1	Goldman Sachs VIT – Small Cap Equity Insights Fund – Institutional Shares	Government & High Quality Bond Account – Class 1	Invesco V.I. American Franchise Fund – Series I Shares

Net investment income (loss)
Investment income:
Dividends	$756,459	$15,400	$1,451,907	$ $—

Expenses:
Mortality and expense risks	281	—	1,069	—
Net investment income (loss)	756,178	15,400	1,450,838	—

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	(519,959)	(2,378)	(1,786,436)	(22,821)
Capital gains distributions	—	127,327	—	—
Total realized gains (losses) on investments	(519,959)	124,949	(1,786,436)	(22,821)

Change in net unrealized appreciation (depreciation)
of investments	2,132,184	76,322	625,813	1,578,729

Net gains (losses) on investments	2,368,403	216,671	290,215	1,555,908

Net increase (decrease) in net assets resulting from operations	$2,368,403	$216,671	$290,215	$1,555,908

See accompanying notes.

15

Principal Life Insurance Co
Variable Life Separate Account

Statements of Assets and Liabilities
December 31, 2024

	Invesco V.I. American Franchise Fund – Series II Shares	Invesco V.I. American Value Fund – Series I Shares	Invesco V.I. Core Equity Fund – Series I Shares	Invesco V.I. Core Equity Fund – Series II Shares

Assets
Investments in shares of mutual funds, at fair value	$5,263,103	$883,268	$7,887,186	$11,123,610
Total assets	5,263,103	883,268	7,887,186	11,123,610
Total liabilities	—	—	—	—
Net assets	$5,263,103	$883,268	$7,887,186	$11,123,610

Net assets
Applicable to accumulation units	$5,263,103	$883,268	$7,887,186	$11,123,610
Total net assets	$5,263,103	$883,268	$7,887,186	$11,123,610

Investments in shares of mutual funds, at cost	$4,262,945	$789,325	$7,160,037	$10,010,234

Shares of mutual funds owned	73,507	50,015	234,598	333,142

Accumulation units outstanding	97,434	38,502	161,016	162,512

Statements of Operations
Year ended December 31, 2024

	Invesco V.I. American Franchise Fund – Series II Shares	Invesco V.I. American Value Fund – Series I Shares	Invesco V.I. Core Equity Fund – Series I Shares	Invesco V.I. Core Equity Fund – Series II Shares

Net investment income (loss)
Investment income:
Dividends	$—	$7,842	$51,692	$51,213

Expenses:
Mortality and expense risks	—	—	144	—
Net investment income (loss)	—	7,842	51,548	51,213

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	(97,773)	20,227	(43,365)	(87,377)
Capital gains distributions	—	18,181	620,797	886,308
Total realized gains (losses) on investments	(97,773)	38,408	577,432	798,931

Change in net unrealized appreciation (depreciation)
of investments	1,475,633	141,343	1,045,564	1,449,373

Net gains (losses) on investments	1,377,860	187,593	1,674,544	2,299,517

Net increase (decrease) in net assets resulting from operations	$1,377,860	$187,593	$1,674,544	$2,299,517

See accompanying notes.

16

Principal Life Insurance Co
Variable Life Separate Account

Statements of Assets and Liabilities
December 31, 2024

	Invesco V.I. Discovery Mid Cap Growth Fund – Series I Shares	Invesco V.I. EQV International Equity Fund – Series I Shares	Invesco V.I. Global Real Estate Fund – Series I Shares	Invesco V.I. Health Care Fund – Series I Shares

Assets
Investments in shares of mutual funds, at fair value	$3,013,291	$14,019,335	$1,642,535	$15,533,118
Total assets	3,013,291	14,019,335	1,642,535	15,533,118
Total liabilities	—	—	—	—
Net assets	$3,013,291	$14,019,335	$1,642,535	$15,533,118

Net assets
Applicable to accumulation units	$3,013,291	$14,019,335	$1,642,535	$15,533,118
Total net assets	$3,013,291	$14,019,335	$1,642,535	$15,533,118

Investments in shares of mutual funds, at cost	$2,738,777	$14,025,871	$1,710,914	$15,882,150

Shares of mutual funds owned	38,617	418,238	122,669	575,514

Accumulation units outstanding	173,910	344,796	136,014	343,872

Statements of Operations
Year ended December 31, 2024

	Invesco V.I. Discovery Mid Cap Growth Fund – Series I Shares	Invesco V.I. EQV International Equity Fund – Series I Shares	Invesco V.I. Global Real Estate Fund – Series I Shares	Invesco V.I. Health Care Fund – Series I Shares

Net investment income (loss)
Investment income:
Dividends	$—	$258,129	$43,174	$—

Expenses:
Mortality and expense risks	128	—	—	119
Net investment income (loss)	(128)	258,129	43,174	(119)

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	134,957	(422,381)	(88,290)	(40,895)
Capital gains distributions	—	76,738	—	—
Total realized gains (losses) on investments	134,957	(345,643)	(88,290)	(40,895)

Change in net unrealized appreciation (depreciation)
of investments	508,482	229,695	9,861	823,017

Net gains (losses) on investments	643,311	142,181	(35,255)	782,003

Net increase (decrease) in net assets resulting from operations	$643,311	$142,181	$(35,255)	$782,003

See accompanying notes.

17

Principal Life Insurance Co
Variable Life Separate Account

Statements of Assets and Liabilities
December 31, 2024

	Invesco V.I. Main Street Mid Cap Fund – Series II Shares	Invesco V.I. Main Street Small Cap Fund – Series II Shares	Invesco V.I. Small Cap Equity Fund – Series I Shares	Invesco V.I. Technology Fund – Series I Shares

Assets
Investments in shares of mutual funds, at fair value	$735,935	$15,859,809	$12,310,533	$13,505,246
Total assets	735,935	15,859,809	12,310,533	13,505,246
Total liabilities	—	—	—	—
Net assets	$735,935	$15,859,809	$12,310,533	$13,505,246

Net assets
Applicable to accumulation units	$735,935	$15,859,809	$12,310,533	$13,505,246
Total net assets	$735,935	$15,859,809	$12,310,533	$13,505,246

Investments in shares of mutual funds, at cost	$667,026	$14,241,513	$11,352,589	$10,339,707

Shares of mutual funds owned	68,842	556,680	635,546	567,447

Accumulation units outstanding	19,574	323,138	328,967	323,341

Statements of Operations
Year ended December 31, 2024

	Invesco V.I. Main Street Mid Cap Fund – Series II Shares	Invesco V.I. Main Street Small Cap Fund – Series II Shares	Invesco V.I. Small Cap Equity Fund – Series I Shares	Invesco V.I. Technology Fund – Series I Shares

Net investment income (loss)
Investment income:
Dividends	$902	$ $—	$15,848	$—

Expenses:
Mortality and expense risks	—	—	16	343
Net investment income (loss)	902	—	15,832	(343)

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	(10,348)	(13,960)	(236,325)	28,146
Capital gains distributions	18,053	554,196	560,607	532,110
Total realized gains (losses) on investments	7,705	540,236	324,282	560,256

Change in net unrealized appreciation (depreciation)
of investments	101,135	1,056,939	1,667,060	2,777,050

Net gains (losses) on investments	109,742	1,597,175	2,007,174	3,336,963

Net increase (decrease) in net assets resulting from operations	$109,742	$1,597,175	$2,007,174	$3,336,963

See accompanying notes.

18

Principal Life Insurance Co
Variable Life Separate Account

Statements of Assets and Liabilities
December 31, 2024

	Janus Henderson Global Sustainable Equity Portfolio – Service Shares	Janus Henderson Series Balanced Portfolio – Service Shares	Janus Henderson Series Enterprise Portfolio – Service Shares	Janus Henderson Series Flexible Bond Portfolio – Service Shares

Assets
Investments in shares of mutual funds, at fair value	$117,565	$50,260,234	$71,217,433	$33,665,639
Total assets	117,565	50,260,234	71,217,433	33,665,639
Total liabilities	—	—	—	—
Net assets	$117,565	$50,260,234	$71,217,433	$33,665,639

Net assets
Applicable to accumulation units	$117,565	$50,260,234	$71,217,433	$33,665,639
Total net assets	$117,565	$50,260,234	$71,217,433	$33,665,639

Investments in shares of mutual funds, at cost	$101,548	$43,289,960	$67,891,123	$37,270,261

Shares of mutual funds owned	10,232	924,071	953,124	3,097,115

Accumulation units outstanding	9,191	883,460	957,889	1,403,852

Statements of Operations
Year ended December 31, 2024

	Janus Henderson Global Sustainable Equity Portfolio – Service Shares	Janus Henderson Series Balanced Portfolio – Service Shares	Janus Henderson Series Enterprise Portfolio – Service Shares	Janus Henderson Series Flexible Bond Portfolio – Service Shares

Net investment income (loss)
Investment income:
Dividends	$349	$853,020	$441,058	$1,457,223

Expenses:
Mortality and expense risks	—	—	328	—
Net investment income (loss)	349	853,020	440,730	1,457,223

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	6,502	2,306,333	124,773	(1,491,808)
Capital gains distributions	748	—	3,090,162	—
Total realized gains (losses) on investments	7,250	2,306,333	3,214,935	(1,491,808)

Change in net unrealized appreciation (depreciation)
of investments	6,939	3,523,121	6,205,085	603,237

Net gains (losses) on investments	14,538	6,682,474	9,860,750	568,652

Net increase (decrease) in net assets resulting from operations	$14,538	$6,682,474	$9,860,750	$568,652

See accompanying notes.

19

Principal Life Insurance Co
Variable Life Separate Account

Statements of Assets and Liabilities
December 31, 2024

	Janus Henderson Series Forty Portfolio – Service Shares	Janus Henderson Series Global Research Portfolio – Service Shares	Janus Henderson Series Global Technology and Innovation Portfolio – Service Shares	Janus Henderson Series Overseas Portfolio – Service Shares

Assets
Investments in shares of mutual funds, at fair value	$21,083,844	$6,478,109	$7,760,933	$2,599,450
Total assets	21,083,844	6,478,109	7,760,933	2,599,450
Total liabilities	—	—	—	—
Net assets	$21,083,844	$6,478,109	$7,760,933	$2,599,450

Net assets
Applicable to accumulation units	$21,083,844	$6,478,109	$7,760,933	$2,599,450
Total net assets	$21,083,844	$6,478,109	$7,760,933	$2,599,450

Investments in shares of mutual funds, at cost	$15,933,708	$5,409,445	$5,718,344	$2,492,591

Shares of mutual funds owned	412,923	92,584	366,774	62,232

Accumulation units outstanding	339,494	143,277	292,325	61,401

Statements of Operations
Year ended December 31, 2024

	Janus Henderson Series Forty Portfolio – Service Shares	Janus Henderson Series Global Research Portfolio – Service Shares	Janus Henderson Series Global Technology and Innovation Portfolio – Service Shares	Janus Henderson Series Overseas Portfolio – Service Shares

Net investment income (loss)
Investment income:
Dividends	$2,159	$36,573	$ $—	$39,702

Expenses:
Mortality and expense risks	—	—	514	—
Net investment income (loss)	2,159	36,573	(514)	39,702

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	(663,441)	139,829	518,312	150,905
Capital gains distributions	1,312,223	199,051	—	—
Total realized gains (losses) on investments	648,782	338,880	518,312	150,905

Change in net unrealized appreciation (depreciation)
of investments	4,586,231	855,915	1,347,795	13,305

Net gains (losses) on investments	5,237,172	1,231,368	1,865,593	203,912

Net increase (decrease) in net assets resulting from operations	$5,237,172	$1,231,368	$1,865,593	$203,912

See accompanying notes.

20

Principal Life Insurance Co
Variable Life Separate Account

Statements of Assets and Liabilities
December 31, 2024

	LargeCap Growth Account I – Class 1	LargeCap S&P 500 Index Account – Class 1	Lord Abbett Series Fund Developing Growth Portfolio – Class VC	LVIP American Century Capital Appreciation Fund – Service Class

Assets
Investments in shares of mutual funds, at fair value	$417,419,264	$533,716,585	$1,813,159	$2,486,462
Total assets	417,419,264	533,716,585	1,813,159	2,486,462
Total liabilities	—	—	—	—
Net assets	$417,419,264	$533,716,585	$1,813,159	$2,486,462

Net assets
Applicable to accumulation units	$417,419,264	$533,716,585	$1,813,159	$2,486,462
Total net assets	$417,419,264	$533,716,585	$1,813,159	$2,486,462

Investments in shares of mutual funds, at cost	$341,357,552	$450,743,598	$1,882,198	$2,234,514

Shares of mutual funds owned	8,667,344	21,272,084	62,031	152,291

Accumulation units outstanding	3,065,174	8,165,322	63,995	81,902

Statements of Operations
Year ended December 31, 2024

	LargeCap Growth Account I – Class 1	LargeCap S&P 500 Index Account – Class 1	Lord Abbett Series Fund Developing Growth Portfolio – Class VC	LVIP American Century Capital Appreciation Fund – Service Class

Net investment income (loss)
Investment income:
Dividends	$—	$7,189,566	$2,715	$—

Expenses:
Mortality and expense risks	2,390	1,666	2	—
Net investment income (loss)	(2,390)	7,187,900	2,713	—

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	12,885,653	17,597,999	(86,064)	28,375
Capital gains distributions	20,170,993	29,745,864	—	67,913
Total realized gains (losses) on investments	33,056,646	47,343,863	(86,064)	96,288

Change in net unrealized appreciation (depreciation)
of investments	58,358,867	50,300,928	440,890	251,948

Net gains (losses) on investments	91,413,123	104,832,691	357,539	348,236

Net increase (decrease) in net assets resulting from operations	$91,413,123	$104,832,691	$357,539	$348,236

See accompanying notes.

21

Principal Life Insurance Co
Variable Life Separate Account

Statements of Assets and Liabilities
December 31, 2024

	LVIP American Century Disciplined Core Value Fund – Service Class	LVIP American Century Disciplined Core Value Fund – Standard Class II	LVIP American Century Inflation Protection Fund – Service Class	LVIP American Century International Fund – Service Class

Assets
Investments in shares of mutual funds, at fair value	$8,577,662	$3,507,996	$2,021,932	$2,093,103
Total assets	8,577,662	3,507,996	2,021,932	2,093,103
Total liabilities	—	—	—	—
Net assets	$8,577,662	$3,507,996	$2,021,932	$2,093,103

Net assets
Applicable to accumulation units	$8,577,662	$3,507,996	$2,021,932	$2,093,103
Total net assets	$8,577,662	$3,507,996	$2,021,932	$2,093,103

Investments in shares of mutual funds, at cost	$8,153,340	$3,327,333	$2,027,640	$2,111,501

Shares of mutual funds owned	1,001,478	409,573	220,639	196,075

Accumulation units outstanding	176,386	76,499	146,366	67,768

Statements of Operations
Year ended December 31, 2024

	LVIP American Century Disciplined Core Value Fund – Service Class	LVIP American Century Disciplined Core Value Fund – Standard Class II	LVIP American Century Inflation Protection Fund – Service Class	LVIP American Century International Fund – Service Class

Net investment income (loss)
Investment income:
Dividends	$67,106	$33,683	$66,744	$11,995

Expenses:
Mortality and expense risks	—	70	5	—
Net investment income (loss)	67,106	33,613	66,739	11,995

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	30,842	5,484	7,753	1,127
Capital gains distributions	—	—	—	—
Total realized gains (losses) on investments	30,842	5,484	7,753	1,127

Change in net unrealized appreciation (depreciation)
of investments	424,322	180,663	(5,708)	(18,398)

Net gains (losses) on investments	522,270	219,760	68,784	(5,276)

Net increase (decrease) in net assets resulting from operations	$522,270	$219,760	$68,784	$(5,276)

See accompanying notes.

22

Principal Life Insurance Co
Variable Life Separate Account

Statements of Assets and Liabilities
December 31, 2024

	LVIP American Century Mid Cap Value Fund – Service Class	LVIP American Century Ultra Fund – Service Class	LVIP American Century Ultra Fund – Standard Class II	LVIP American Century Value Fund – Service Class

Assets
Investments in shares of mutual funds, at fair value	$29,562,033	$8,703,065	$4,081,806	$31,770,341
Total assets	29,562,033	8,703,065	4,081,806	31,770,341
Total liabilities	—	—	—	—
Net assets	$29,562,033	$8,703,065	$4,081,806	$31,770,341

Net assets
Applicable to accumulation units	$29,562,033	$8,703,065	$4,081,806	$31,770,341
Total net assets	$29,562,033	$8,703,065	$4,081,806	$31,770,341

Investments in shares of mutual funds, at cost	$28,928,428	$7,539,437	$3,482,697	$30,922,601

Shares of mutual funds owned	1,502,212	299,744	134,487	2,594,344

Accumulation units outstanding	568,599	94,183	47,868	590,173

Statements of Operations
Year ended December 31, 2024

	LVIP American Century Mid Cap Value Fund – Service Class	LVIP American Century Ultra Fund – Service Class	LVIP American Century Ultra Fund – Standard Class II	LVIP American Century Value Fund – Service Class

Net investment income (loss)
Investment income:
Dividends	$597,131	$—	$—	$686,857

Expenses:
Mortality and expense risks	24	—	260	155
Net investment income (loss)	597,107	—	(260)	686,702

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	385,392	227,320	20,850	125,988
Capital gains distributions	549,769	100,674	45,066	292,461
Total realized gains (losses) on investments	935,161	327,994	65,916	418,449

Change in net unrealized appreciation (depreciation)
of investments	633,605	1,163,628	599,109	847,740

Net gains (losses) on investments	2,165,873	1,491,622	664,765	1,952,891

Net increase (decrease) in net assets resulting from operations	$2,165,873	$1,491,622	$664,765	$1,952,891

See accompanying notes.

23

Principal Life Insurance Co
Variable Life Separate Account

Statements of Assets and Liabilities
December 31, 2024

	LVIP JPMorgan Core Bond Fund – Standard Class	LVIP JPMorgan Small Cap Core Fund – Standard Class	Macquarie VIP Small Cap Value Series – Service Class	MFS® Blended Research® Small Cap Equity Portfolio – Service Class

Assets
Investments in shares of mutual funds, at fair value	$7,690,679	$1,990,234	$21,611,074	$2,041,578
Total assets	7,690,679	1,990,234	21,611,074	2,041,578
Total liabilities	—	—	—	—
Net assets	$7,690,679	$1,990,234	$21,611,074	$2,041,578

Net assets
Applicable to accumulation units	$7,690,679	$1,990,234	$21,611,074	$2,041,578
Total net assets	$7,690,679	$1,990,234	$21,611,074	$2,041,578

Investments in shares of mutual funds, at cost	$7,973,091	$1,685,719	$20,374,760	$1,905,202

Shares of mutual funds owned	800,279	91,741	536,921	208,964

Accumulation units outstanding	488,162	32,581	545,240	93,891

Statements of Operations
Year ended December 31, 2024

	LVIP JPMorgan Core Bond Fund – Standard Class	LVIP JPMorgan Small Cap Core Fund – Standard Class	Macquarie VIP Small Cap Value Series – Service Class	MFS® Blended Research® Small Cap Equity Portfolio – Service Class

Net investment income (loss)
Investment income:
Dividends	$340,012	$16,009	$227,124	$16,900

Expenses:
Mortality and expense risks	—	—	20	—
Net investment income (loss)	340,012	16,009	227,104	16,900

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	19,124	201,377	1,891,759	(97,375)
Capital gains distributions	—	30,018	853,130	18,443
Total realized gains (losses) on investments	19,124	231,395	2,744,889	(78,932)

Change in net unrealized appreciation (depreciation)
of investments	(312,524)	37,781	(703,128)	154,350

Net gains (losses) on investments	46,612	285,185	2,268,865	92,318

Net increase (decrease) in net assets resulting from operations	$46,612	$285,185	$2,268,865	$92,318

See accompanying notes.

24

Principal Life Insurance Co
Variable Life Separate Account

Statements of Assets and Liabilities
December 31, 2024

	MFS® Global Equity Series – Service Class	MFS® Growth Series – Service Class	MFS® Inflation –Adjusted Bond Portfolio – Service Class	MFS® International Intrinsic Value Portfolio – Service Class

Assets
Investments in shares of mutual funds, at fair value	$8,805,587	$71,655,272	$372,732	$30,993,275
Total assets	8,805,587	71,655,272	372,732	30,993,275
Total liabilities	—	—	—	—
Net assets	$8,805,587	$71,655,272	$372,732	$30,993,275

Net assets
Applicable to accumulation units	$8,805,587	$71,655,272	$372,732	$30,993,275
Total net assets	$8,805,587	$71,655,272	$372,732	$30,993,275

Investments in shares of mutual funds, at cost	$9,068,170	$63,605,705	$423,481	$32,248,426

Shares of mutual funds owned	420,716	1,068,206	48,915	1,062,505

Accumulation units outstanding	211,321	677,723	39,347	1,386,134

Statements of Operations
Year ended December 31, 2024

	MFS® Global Equity Series – Service Class	MFS® Growth Series – Service Class	MFS® Inflation –Adjusted Bond Portfolio – Service Class	MFS® International Intrinsic Value Portfolio – Service Class

Net investment income (loss)
Investment income:
Dividends	$74,994	$—	$12,570	$355,690

Expenses:
Mortality and expense risks	—	—	—	—
Net investment income (loss)	74,994	—	12,570	355,690

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	(187,901)	(660,725)	(361,869)	106,203
Capital gains distributions	609,792	5,536,503	—	1,384,303
Total realized gains (losses) on investments	421,891	4,875,778	(361,869)	1,490,506

Change in net unrealized appreciation (depreciation)
of investments	64,555	12,294,596	302,400	305,649

Net gains (losses) on investments	561,440	17,170,374	(46,899)	2,151,845

Net increase (decrease) in net assets resulting from operations	$561,440	$17,170,374	$(46,899)	$2,151,845

See accompanying notes.

25

Principal Life Insurance Co
Variable Life Separate Account

Statements of Assets and Liabilities
December 31, 2024

	MFS® Mid Cap Growth Series – Service Class	MFS® Mid Cap Value Portfolio – Service Class	MFS® New Discovery Series – Service Class	MFS® New Discovery Value Portfolio – Service Class

Assets
Investments in shares of mutual funds, at fair value	$60,026	$8,532,575	$13,486,209	$4,592,450
Total assets	60,026	8,532,575	13,486,209	4,592,450
Total liabilities	—	—	—	—
Net assets	$60,026	$8,532,575	$13,486,209	$4,592,450

Net assets
Applicable to accumulation units	$60,026	$8,532,575	$13,486,209	$4,592,450
Total net assets	$60,026	$8,532,575	$13,486,209	$4,592,450

Investments in shares of mutual funds, at cost	$53,845	$8,002,661	$14,154,899	$4,578,367

Shares of mutual funds owned	7,636	818,864	1,254,531	571,911

Accumulation units outstanding	1,099	387,718	232,302	186,125

Statements of Operations
Year ended December 31, 2024

	MFS® Mid Cap Growth Series – Service Class	MFS® Mid Cap Value Portfolio – Service Class	MFS® New Discovery Series – Service Class	MFS® New Discovery Value Portfolio – Service Class

Net investment income (loss)
Investment income:
Dividends	$—	$72,872	$—	$38,250

Expenses:
Mortality and expense risks	—	—	—	—
Net investment income (loss)	—	72,872	—	38,250

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	2,127	131,878	(2,851,180)	(24,371)
Capital gains distributions	4,170	294,984	—	192,040
Total realized gains (losses) on investments	6,297	426,862	(2,851,180)	167,669

Change in net unrealized appreciation (depreciation)
of investments	1,635	321,825	3,725,374	53,466

Net gains (losses) on investments	7,932	821,559	874,194	259,385

Net increase (decrease) in net assets resulting from operations	$7,932	$821,559	$874,194	$259,385

See accompanying notes.

26

Principal Life Insurance Co
Variable Life Separate Account

Statements of Assets and Liabilities
December 31, 2024

	MFS® Research International Portfolio – Service Class	MFS® Total Return Series – Service Class	MFS® Utilities Series – Service Class	MFS® Value Series – Service Class

Assets
Investments in shares of mutual funds, at fair value	$3,292,106	$7,562,472	$5,005,752	$40,555,104
Total assets	3,292,106	7,562,472	5,005,752	40,555,104
Total liabilities	—	—	—	—
Net assets	$3,292,106	$7,562,472	$5,005,752	$40,555,104

Net assets
Applicable to accumulation units	$3,292,106	$7,562,472	$5,005,752	$40,555,104
Total net assets	$3,292,106	$7,562,472	$5,005,752	$40,555,104

Investments in shares of mutual funds, at cost	$3,225,952	$7,797,499	$5,032,549	$41,320,867

Shares of mutual funds owned	195,261	334,031	149,783	1,930,276

Accumulation units outstanding	216,644	272,059	179,017	703,343

Statements of Operations
Year ended December 31, 2024

	MFS® Research International Portfolio – Service Class	MFS® Total Return Series – Service Class	MFS® Utilities Series – Service Class	MFS® Value Series – Service Class

Net investment income (loss)
Investment income:
Dividends	$47,172	$170,100	$101,250	$596,173

Expenses:
Mortality and expense risks	—	—	—	—
Net investment income (loss)	47,172	170,100	101,250	596,173

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	(50,299)	(189,659)	(77,377)	568,524
Capital gains distributions	—	364,862	140,970	3,167,130
Total realized gains (losses) on investments	(50,299)	175,203	63,593	3,735,654

Change in net unrealized appreciation (depreciation)
of investments	93,112	137,489	350,486	48,051

Net gains (losses) on investments	89,985	482,792	515,329	4,379,878

Net increase (decrease) in net assets resulting from operations	$89,985	$482,792	$515,329	$4,379,878

See accompanying notes.

27

Principal Life Insurance Co
Variable Life Separate Account

Statements of Assets and Liabilities
December 31, 2024

	MidCap Account – Class 1	Neuberger Berman AMT Mid Cap Growth Portfolio – Class S Shares	Neuberger Berman AMT Sustainable Equity Portfolio – Class I Shares	PIMCO VIT All Asset Portfolio – Administrative Class

Assets
Investments in shares of mutual funds, at fair value	$265,928,396	$717,739	$8,575,491	$2,618,177
Total assets	265,928,396	717,739	8,575,491	2,618,177
Total liabilities	—	—	—	—
Net assets	$265,928,396	$717,739	$8,575,491	$2,618,177

Net assets
Applicable to accumulation units	$265,928,396	$717,739	$8,575,491	$2,618,177
Total net assets	$265,928,396	$717,739	$8,575,491	$2,618,177

Investments in shares of mutual funds, at cost	$223,160,690	$633,914	$6,339,661	$2,922,746

Shares of mutual funds owned	3,841,786	26,962	214,763	297,858

Accumulation units outstanding	1,197,997	28,410	407,422	152,742

Statements of Operations
Year ended December 31, 2024

	MidCap Account – Class 1	Neuberger Berman AMT Mid Cap Growth Portfolio – Class S Shares	Neuberger Berman AMT Sustainable Equity Portfolio – Class I Shares	PIMCO VIT All Asset Portfolio – Administrative Class

Net investment income (loss)
Investment income:
Dividends	$642,754	$ $—	$18,072	$173,423

Expenses:
Mortality and expense risks	159,538	—	—	—
Net investment income (loss)	483,216	—	18,072	173,423

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	7,355,729	(11,755)	393,849	(81,490)
Capital gains distributions	22,695,123	44,314	389,331	—
Total realized gains (losses) on investments	30,050,852	32,559	783,180	(81,490)

Change in net unrealized appreciation (depreciation)
of investments	17,788,322	145,441	1,022,133	7,938

Net gains (losses) on investments	48,322,390	178,000	1,823,385	99,871

Net increase (decrease) in net assets resulting from operations	$48,322,390	$178,000	$1,823,385	$99,871

See accompanying notes.

28

Principal Life Insurance Co
Variable Life Separate Account

Statements of Assets and Liabilities
December 31, 2024

	PIMCO VIT CommodityReal Return® Strategy Portfolio – Administrative Class	PIMCO VIT Emerging Markets Bond Portfolio – Administrative Class	PIMCO VIT High Yield Portfolio – Administrative Class	PIMCO VIT Long-Term U.S. Government Portfolio – Administrative Class

Assets
Investments in shares of mutual funds, at fair value	$1,015,373	$1,367,499	$23,379,435	$2,500,793
Total assets	1,015,373	1,367,499	23,379,435	2,500,793
Total liabilities	—	—	—	—
Net assets	$1,015,373	$1,367,499	$23,379,435	$2,500,793

Net assets
Applicable to accumulation units	$1,015,373	$1,367,499	$23,379,435	$2,500,793
Total net assets	$1,015,373	$1,367,499	$23,379,435	$2,500,793

Investments in shares of mutual funds, at cost	$1,082,200	$1,356,463	$23,007,584	$2,642,942

Shares of mutual funds owned	186,307	128,524	3,229,204	343,988

Accumulation units outstanding	117,649	92,476	988,552	242,216

Statements of Operations
Year ended December 31, 2024

	PIMCO VIT CommodityReal Return® Strategy Portfolio – Administrative Class	PIMCO VIT Emerging Markets Bond Portfolio – Administrative Class	PIMCO VIT High Yield Portfolio – Administrative Class	PIMCO VIT Long-Term U.S. Government Portfolio – Administrative Class

Net investment income (loss)
Investment income:
Dividends	$22,314	$83,247	$1,329,089	$29,550

Expenses:
Mortality and expense risks	—	—	—	—
Net investment income (loss)	22,314	83,247	1,329,089	29,550

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	(125,469)	(87,805)	(675,754)	(28,845)
Capital gains distributions	—	—	—	—
Total realized gains (losses) on investments	(125,469)	(87,805)	(675,754)	(28,845)

Change in net unrealized appreciation (depreciation)
of investments	142,677	76,303	836,505	(71,872)

Net gains (losses) on investments	39,522	71,745	1,489,840	(71,167)

Net increase (decrease) in net assets resulting from operations	$39,522	$71,745	$1,489,840	$(71,167)

See accompanying notes.

29

Principal Life Insurance Co
Variable Life Separate Account

Statements of Assets and Liabilities
December 31, 2024

	PIMCO VIT Low Duration Portfolio – Administrative Class	PIMCO VIT Real Return Portfolio – Administrative Class	PIMCO VIT Short-Term Portfolio – Administrative Class	PIMCO VIT Total Return Portfolio – Administrative Class

Assets
Investments in shares of mutual funds, at fair value	$7,094,569	$15,464,748	$37,110,772	$37,698,196
Total assets	7,094,569	15,464,748	37,110,772	37,698,196
Total liabilities	—	—	—	—
Net assets	$7,094,569	$15,464,748	$37,110,772	$37,698,196

Net assets
Applicable to accumulation units	$7,094,569	$15,464,748	$37,110,772	$37,698,196
Total net assets	$7,094,569	$15,464,748	$37,110,772	$37,698,196

Investments in shares of mutual funds, at cost	$7,390,276	$16,554,659	$36,883,885	$41,892,580

Shares of mutual funds owned	735,951	1,343,592	3,596,005	4,170,155

Accumulation units outstanding	630,812	1,028,061	2,738,564	2,589,973

Statements of Operations
Year ended December 31, 2024

	PIMCO VIT Low Duration Portfolio – Administrative Class	PIMCO VIT Real Return Portfolio – Administrative Class	PIMCO VIT Short-Term Portfolio – Administrative Class	PIMCO VIT Total Return Portfolio – Administrative Class

Net investment income (loss)
Investment income:
Dividends	$279,755	$395,082	$1,804,968	$1,520,645

Expenses:
Mortality and expense risks	—	—	—	—
Net investment income (loss)	279,755	395,082	1,804,968	1,520,645

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	(41,984)	(725,084)	187,806	(1,929,514)
Capital gains distributions	—	—	—	—
Total realized gains (losses) on investments	(41,984)	(725,084)	187,806	(1,929,514)

Change in net unrealized appreciation (depreciation)
of investments	75,031	630,445	124,667	1,333,817

Net gains (losses) on investments	312,802	300,443	2,117,441	924,948

Net increase (decrease) in net assets resulting from operations	$312,802	$300,443	$2,117,441	$924,948

See accompanying notes.

30

Principal Life Insurance Co
Variable Life Separate Account

Statements of Assets and Liabilities
December 31, 2024

	Principal Capital Appreciation Account – Class 1	Principal LifeTime 2020 Account – Class 1	Principal LifeTime 2030 Account – Class 1	Principal LifeTime 2040 Account – Class 1

Assets
Investments in shares of mutual funds, at fair value	$38,519,897	$80,958,774	$182,565,595	$111,050,509
Total assets	38,519,897	80,958,774	182,565,595	111,050,509
Total liabilities	—	—	—	—
Net assets	$38,519,897	$80,958,774	$182,565,595	$111,050,509

Net assets
Applicable to accumulation units	$38,519,897	$80,958,774	$182,565,595	$111,050,509
Total net assets	$38,519,897	$80,958,774	$182,565,595	$111,050,509

Investments in shares of mutual funds, at cost	$28,676,282	$83,548,012	$179,292,185	$102,776,545

Shares of mutual funds owned	901,683	6,280,742	13,345,439	6,179,772

Accumulation units outstanding	1,159,661	2,467,457	4,984,603	2,639,048

Statements of Operations
Year ended December 31, 2024

	Principal Capital Appreciation Account – Class 1	Principal LifeTime 2020 Account – Class 1	Principal LifeTime 2030 Account – Class 1	Principal LifeTime 2040 Account – Class 1

Net investment income (loss)
Investment income:
Dividends	$267,125	$2,358,505	$3,922,563	$1,806,497

Expenses:
Mortality and expense risks	605	990	325	—
Net investment income (loss)	266,520	2,357,515	3,922,238	1,806,497

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	1,433,816	(3,063,671)	2,499,979	653,210
Capital gains distributions	1,143,024	1,017,199	1,844,840	1,373,848
Total realized gains (losses) on investments	2,576,840	(2,046,472)	4,344,819	2,027,058

Change in net unrealized appreciation (depreciation)
of investments	5,356,940	5,560,688	7,414,858	7,403,462

Net gains (losses) on investments	8,200,300	5,871,731	15,681,915	11,237,017

Net increase (decrease) in net assets resulting from operations	$8,200,300	$5,871,731	$15,681,915	$11,237,017

See accompanying notes.

31

Principal Life Insurance Co
Variable Life Separate Account

Statements of Assets and Liabilities
December 31, 2024

	Principal LifeTime 2050 Account – Class 1	Principal LifeTime 2060 Account – Class 1	Principal LifeTime Strategic Income Account – Class 1	Putnam VT International Equity Fund – Class IB

Assets
Investments in shares of mutual funds, at fair value	$49,821,751	$16,862,127	$33,374,870	$1,123,717
Total assets	49,821,751	16,862,127	33,374,870	1,123,717
Total liabilities	—	—	—	—
Net assets	$49,821,751	$16,862,127	$33,374,870	$1,123,717

Net assets
Applicable to accumulation units	$49,821,751	$16,862,127	$33,374,870	$1,123,717
Total net assets	$49,821,751	$16,862,127	$33,374,870	$1,123,717

Investments in shares of mutual funds, at cost	$43,518,226	$15,232,286	$31,732,032	$1,121,419

Shares of mutual funds owned	2,810,026	975,818	2,917,383	73,016

Accumulation units outstanding	1,105,007	636,210	1,431,159	40,804

Statements of Operations
Year ended December 31, 2024

	Principal LifeTime 2050 Account – Class 1	Principal LifeTime 2060 Account – Class 1	Principal LifeTime Strategic Income Account – Class 1	Putnam VT International Equity Fund – Class IB

Net investment income (loss)
Investment income:
Dividends	$732,956	$189,835	$881,659	$27,406

Expenses:
Mortality and expense risks	2,115	—	85	—
Net investment income (loss)	730,841	189,835	881,574	27,406

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	(304,656)	(90,502)	357,947	(2,438)
Capital gains distributions	768,276	204,386	66,987	—
Total realized gains (losses) on investments	463,620	113,884	424,934	(2,438)

Change in net unrealized appreciation (depreciation)
of investments	5,106,800	1,394,053	786,447	17,456

Net gains (losses) on investments	6,301,261	1,697,772	2,092,955	42,424

Net increase (decrease) in net assets resulting from operations	$6,301,261	$1,697,772	$2,092,955	$42,424

See accompanying notes.

32

Principal Life Insurance Co
Variable Life Separate Account

Statements of Assets and Liabilities
December 31, 2024

	Putnam VT International Value Fund – Class IB	Putnam VT Large Cap Growth Fund – Class IB	Putnam VT Large Cap Value Fund – Class IB	Putnam VT Small Cap Growth Fund – Class IB

Assets
Investments in shares of mutual funds, at fair value	$1,690,567	$62,193,081	$9,235,643	$1,485,604
Total assets	1,690,567	62,193,081	9,235,643	1,485,604
Total liabilities	—	—	—	—
Net assets	$1,690,567	$62,193,081	$9,235,643	$1,485,604

Net assets
Applicable to accumulation units	$1,690,567	$62,193,081	$9,235,643	$1,485,604
Total net assets	$1,690,567	$62,193,081	$9,235,643	$1,485,604

Investments in shares of mutual funds, at cost	$1,644,316	$40,684,018	$8,585,941	$1,566,886

Shares of mutual funds owned	140,413	3,615,877	284,875	69,227

Accumulation units outstanding	108,358	1,481,675	380,604	135,547

Statements of Operations
Year ended December 31, 2024

	Putnam VT International Value Fund – Class IB	Putnam VT Large Cap Growth Fund – Class IB	Putnam VT Large Cap Value Fund – Class IB	Putnam VT Small Cap Growth Fund – Class IB

Net investment income (loss)
Investment income:
Dividends	$25,330	$ $—	$51,597	$ $—

Expenses:
Mortality and expense risks	—	721	—	2
Net investment income (loss)	25,330	(721)	51,597	(2)

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	10,421	2,585,798	75,625	412
Capital gains distributions	2,985	2,315,064	210,013	—
Total realized gains (losses) on investments	13,406	4,900,862	285,638	412

Change in net unrealized appreciation (depreciation)
of investments	(32,905)	10,599,226	285,681	(81,282)

Net gains (losses) on investments	5,831	15,499,367	622,916	(80,872)

Net increase (decrease) in net assets resulting from operations	$5,831	$15,499,367	$622,916	$(80,872)

See accompanying notes.

33

Principal Life Insurance Co
Variable Life Separate Account

Statements of Assets and Liabilities
December 31, 2024

	Putnam VT Small Cap Value Fund – Class IB	Real Estate Securities Account – Class 1	Rydex VI Basic Materials Fund	Rydex VI Utilities Fund

Assets
Investments in shares of mutual funds, at fair value	$299,157	$65,002,928	$470,961	$1,146
Total assets	299,157	65,002,928	470,961	1,146
Total liabilities	—	—	—	—
Net assets	$299,157	$65,002,928	$470,961	$1,146

Net assets
Applicable to accumulation units	$299,157	$65,002,928	$470,961	$1,146
Total net assets	$299,157	$65,002,928	$470,961	$1,146

Investments in shares of mutual funds, at cost	$299,988	$70,357,271	$436,181	$1,043

Shares of mutual funds owned	26,082	3,575,518	4,798	31

Accumulation units outstanding	28,533	552,707	33,625	72

Statements of Operations
Year ended December 31, 2024

	Putnam VT Small Cap Value Fund – Class IB	Real Estate Securities Account – Class 1	Rydex VI Basic Materials Fund	Rydex VI Utilities Fund

Net investment income (loss)
Investment income:
Dividends	$—	$1,547,592	$5,850	$89

Expenses:
Mortality and expense risks	—	593	—	—
Net investment income (loss)	—	1,546,999	5,850	89

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	23	(2,176,509)	57,765	637
Capital gains distributions	—	1,993,450	—	—
Total realized gains (losses) on investments	23	(183,059)	57,765	637

Change in net unrealized appreciation (depreciation)
of investments	(831)	2,192,674	(71,668)	769

Net gains (losses) on investments	(808)	3,556,614	(8,053)	1,495

Net increase (decrease) in net assets resulting from operations	$(808)	$3,556,614	$(8,053)	$1,495

See accompanying notes.

34

Principal Life Insurance Co
Variable Life Separate Account

Statements of Assets and Liabilities
December 31, 2024

	SAM Balanced Portfolio – Class 1	SAM Conservative Balanced Portfolio – Class 1	SAM Conservative Growth Portfolio – Class 1	SAM Flexible Income Portfolio – Class 1

Assets
Investments in shares of mutual funds, at fair value	$103,189,695	$60,605,708	$85,743,140	$27,166,699
Total assets	103,189,695	60,605,708	85,743,140	27,166,699
Total liabilities	—	—	—	—
Net assets	$103,189,695	$60,605,708	$85,743,140	$27,166,699

Net assets
Applicable to accumulation units	$103,189,695	$60,605,708	$85,743,140	$27,166,699
Total net assets	$103,189,695	$60,605,708	$85,743,140	$27,166,699

Investments in shares of mutual funds, at cost	$99,552,518	$60,784,674	$74,595,363	$28,269,762

Shares of mutual funds owned	6,788,796	5,162,326	3,848,436	2,440,853

Accumulation units outstanding	3,457,618	2,398,999	2,562,260	1,193,268

Statements of Operations
Year ended December 31, 2024

	SAM Balanced Portfolio – Class 1	SAM Conservative Balanced Portfolio – Class 1	SAM Conservative Growth Portfolio – Class 1	SAM Flexible Income Portfolio – Class 1

Net investment income (loss)
Investment income:
Dividends	$2,062,687	$1,503,978	$1,307,845	$856,154

Expenses:
Mortality and expense risks	2,039	—	669	268
Net investment income (loss)	2,060,648	1,503,978	1,307,176	855,886

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	(1,042,341)	(24,770)	(142,902)	(572,813)
Capital gains distributions	—	—	—	—
Total realized gains (losses) on investments	(1,042,341)	(24,770)	(142,902)	(572,813)

Change in net unrealized appreciation (depreciation)
of investments	10,408,979	3,497,853	11,216,902	1,419,649

Net gains (losses) on investments	11,427,286	4,977,061	12,381,176	1,702,722

Net increase (decrease) in net assets resulting from operations	$11,427,286	$4,977,061	$12,381,176	$1,702,722

See accompanying notes.

35

Principal Life Insurance Co
Variable Life Separate Account

Statements of Assets and Liabilities
December 31, 2024

	SAM Strategic Growth Portfolio – Class 1	Short-Term Income Account – Class 1	SmallCap Account – Class 1	T. Rowe Price Equity Income Portfolio – II

Assets
Investments in shares of mutual funds, at fair value	$93,806,606	$70,001,378	$85,638,516	$2,251,007
Total assets	93,806,606	70,001,378	85,638,516	2,251,007
Total liabilities	—	—	—	—
Net assets	$93,806,606	$70,001,378	$85,638,516	$2,251,007

Net assets
Applicable to accumulation units	$93,806,606	$70,001,378	$85,638,516	$2,251,007
Total net assets	$93,806,606	$70,001,378	$85,638,516	$2,251,007

Investments in shares of mutual funds, at cost	$75,915,630	$69,059,806	$82,490,966	$2,195,740

Shares of mutual funds owned	3,541,208	27,559,598	5,458,159	79,766

Accumulation units outstanding	2,598,684	4,555,802	1,547,826	57,823

Statements of Operations
Year ended December 31, 2024

	SAM Strategic Growth Portfolio – Class 1	Short-Term Income Account – Class 1	SmallCap Account – Class 1	T. Rowe Price Equity Income Portfolio – II

Net investment income (loss)
Investment income:
Dividends	$985,695	$2,531,305	$319,530	$31,799

Expenses:
Mortality and expense risks	830	192	1,021	—
Net investment income (loss)	984,865	2,531,113	318,509	31,799

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	1,260,888	(390,711)	(541,063)	19,454
Capital gains distributions	—	—	1,704,896	147,480
Total realized gains (losses) on investments	1,260,888	(390,711)	1,163,833	166,934

Change in net unrealized appreciation (depreciation)
of investments	11,913,497	1,540,066	4,442,941	(17,972)

Net gains (losses) on investments	14,159,250	3,680,468	5,925,283	180,761

Net increase (decrease) in net assets resulting from operations	$14,159,250	$3,680,468	$5,925,283	$180,761

See accompanying notes.

36

Principal Life Insurance Co
Variable Life Separate Account

Statements of Assets and Liabilities
December 31, 2024

	T. Rowe Price Health Sciences Portfolio – II	TOPS® Managed Risk Balanced ETF Portfolio – Class 2	TOPS® Managed Risk Growth ETF Portfolio – Class 2	TOPS® Managed Risk Moderate Growth ETF Portfolio – Class 2

Assets
Investments in shares of mutual funds, at fair value	$3,756,850	$1,001,450	$1,345,337	$987,908
Total assets	3,756,850	1,001,450	1,345,337	987,908
Total liabilities	—	—	—	—
Net assets	$3,756,850	$1,001,450	$1,345,337	$987,908

Net assets
Applicable to accumulation units	$3,756,850	$1,001,450	$1,345,337	$987,908
Total net assets	$3,756,850	$1,001,450	$1,345,337	$987,908

Investments in shares of mutual funds, at cost	$4,374,760	$1,202,959	$1,613,981	$1,276,460

Shares of mutual funds owned	78,892	69,400	104,209	72,747

Accumulation units outstanding	193,919	59,206	71,521	53,326

Statements of Operations
Year ended December 31, 2024

	T. Rowe Price Health Sciences Portfolio – II	TOPS® Managed Risk Balanced ETF Portfolio – Class 2	TOPS® Managed Risk Growth ETF Portfolio – Class 2	TOPS® Managed Risk Moderate Growth ETF Portfolio – Class 2

Net investment income (loss)
Investment income:
Dividends	$—	$25,555	$30,307	$24,179

Expenses:
Mortality and expense risks	—	—	—	—
Net investment income (loss)	—	25,555	30,307	24,179

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	32,988	(46,233)	(24,192)	(151,410)
Capital gains distributions	352,943	—	—	—
Total realized gains (losses) on investments	385,931	(46,233)	(24,192)	(151,410)

Change in net unrealized appreciation (depreciation)
of investments	(482,701)	76,098	85,531	197,625

Net gains (losses) on investments	(96,770)	55,420	91,646	70,394

Net increase (decrease) in net assets resulting from operations	$(96,770)	$55,420	$91,646	$70,394

See accompanying notes.

37

Principal Life Insurance Co
Variable Life Separate Account

Statements of Assets and Liabilities
December 31, 2024

	VanEck VIP Trust Global Resources Fund – Class S Shares	VanEck VIP Trust Global Resources Fund – Initial Class Shares	Vanguard VIF Balanced Portfolio	Vanguard VIF Equity Income Portfolio

Assets
Investments in shares of mutual funds, at fair value	$1,504,845	$7,326,813	$37,075,463	$5,239,879
Total assets	1,504,845	7,326,813	37,075,463	5,239,879
Total liabilities	—	—	—	—
Net assets	$1,504,845	$7,326,813	$37,075,463	$5,239,879

Net assets
Applicable to accumulation units	$1,504,845	$7,326,813	$37,075,463	$5,239,879
Total net assets	$1,504,845	$7,326,813	$37,075,463	$5,239,879

Investments in shares of mutual funds, at cost	$1,704,782	$8,016,555	$35,415,725	$5,010,084

Shares of mutual funds owned	62,572	290,978	1,496,789	209,093

Accumulation units outstanding	187,676	760,518	628,889	396,130

Statements of Operations
Year ended December 31, 2024

	VanEck VIP Trust Global Resources Fund – Class S Shares	VanEck VIP Trust Global Resources Fund – Initial Class Shares	Vanguard VIF Balanced Portfolio	Vanguard VIF Equity Income Portfolio

Net investment income (loss)
Investment income:
Dividends	$41,278	$205,580	$855,441	$107,969

Expenses:
Mortality and expense risks	12	—	—	—
Net investment income (loss)	41,266	205,580	855,441	107,969

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	61,396	(162,934)	(255,923)	19,921
Capital gains distributions	—	—	1,850,156	227,604
Total realized gains (losses) on investments	61,396	(162,934)	1,594,233	247,525

Change in net unrealized appreciation (depreciation)
of investments	(149,057)	(199,147)	2,810,587	145,859

Net gains (losses) on investments	(46,395)	(156,501)	5,260,261	501,353

Net increase (decrease) in net assets resulting from operations	$(46,395)	$(156,501)	$5,260,261	$501,353

See accompanying notes.

38

Principal Life Insurance Co
Variable Life Separate Account

Statements of Assets and Liabilities
December 31, 2024

	Vanguard VIF Equity Index Portfolio	Vanguard VIF Global Bond Index Portfolio	Vanguard VIF International Portfolio	Vanguard VIF Mid-Cap Index Portfolio

Assets
Investments in shares of mutual funds, at fair value	$265,506,268	$4,474,637	$747,446	$142,590,893
Total assets	265,506,268	4,474,637	747,446	142,590,893
Total liabilities	—	—	—	—
Net assets	$265,506,268	$4,474,637	$747,446	$142,590,893

Net assets
Applicable to accumulation units	$265,506,268	$4,474,637	$747,446	$142,590,893
Total net assets	$265,506,268	$4,474,637	$747,446	$142,590,893

Investments in shares of mutual funds, at cost	$203,582,167	$4,635,005	$665,776	$129,894,543

Shares of mutual funds owned	3,680,431	243,055	29,197	5,312,626

Accumulation units outstanding	3,308,942	470,526	85,860	1,852,262

Statements of Operations
Year ended December 31, 2024

	Vanguard VIF Equity Index Portfolio	Vanguard VIF Global Bond Index Portfolio	Vanguard VIF International Portfolio	Vanguard VIF Mid-Cap Index Portfolio

Net investment income (loss)
Investment income:
Dividends	$3,293,937	$120,138	$13,295	$1,973,726

Expenses:
Mortality and expense risks	—	—	—	—
Net investment income (loss)	3,293,937	120,138	13,295	1,973,726

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	13,778,817	(18,820)	55,097	6,385,028
Capital gains distributions	9,417,155	4,472	35,194	1,644,929
Total realized gains (losses) on investments	23,195,972	(14,348)	90,291	8,029,957

Change in net unrealized appreciation (depreciation)
of investments	29,320,524	(10,687)	(2,888)	8,921,484

Net gains (losses) on investments	55,810,433	95,103	100,698	18,925,167

Net increase (decrease) in net assets resulting from operations	$55,810,433	$95,103	$100,698	$18,925,167

See accompanying notes.

39

Principal Life Insurance Co
Variable Life Separate Account

Statements of Assets and Liabilities
December 31, 2024

	Vanguard VIF Real Estate Index Portfolio	Wanger International

Assets
Investments in shares of mutual funds, at fair value	$313,572	$2,048,040
Total assets	313,572	2,048,040
Total liabilities	—	—
Net assets	$313,572	$2,048,040

Net assets
Applicable to accumulation units	$313,572	$2,048,040
Total net assets	$313,572	$2,048,040

Investments in shares of mutual funds, at cost	$327,131	$2,425,718

Shares of mutual funds owned	26,710	111,065

Accumulation units outstanding	29,842	166,611

Statements of Operations
Year ended December 31, 2024

	Vanguard VIF Real Estate Index Portfolio	Wanger International

Net investment income (loss)
Investment income:
Dividends	$—	$30,858

Expenses:
Mortality and expense risks	—	—
Net investment income (loss)	—	30,858

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	333	(128,661)
Capital gains distributions	—	—
Total realized gains (losses) on investments	333	(128,661)

Change in net unrealized appreciation (depreciation)
of investments	(13,559)	(86,527)

Net gains (losses) on investments	(13,226)	(184,330)

Net increase (decrease) in net assets resulting from operations	$(13,226)	$(184,330)

See accompanying notes.

40

Principal Life Insurance Co
Variable Life Separate Account

Statements of Changes in Net Assets
Years ended December 31, 2024 and 2023

	AllianceBernstein VPS Discovery Value Portfolio – Class A	AllianceBernstein VPS International Value Portfolio – Class A	AllianceBernstein VPS Small Cap Growth Portfolio – Class A	AllianceBernstein VPS Sustainable Global Thematic Portfolio – Class A

Net assets as of January 1, 2023	$5,587,031	$1,971,014	$2,092,492	$1,414,498
Increase (decrease) in net assets
Operations:
Net investment income (loss)	62,530	15,517	—	3,443
Total realized gains (losses) on investments	202,425	11,471	(546,805)	53,594
Change in net unrealized appreciation (depreciation)
of investments	657,514	261,348	921,986	169,386
Net gains (losses) on investments	922,469	288,336	375,181	226,423
Net increase (decrease) in net assets resulting from operations	922,469	288,336	375,181	226,423
Policy related transactions:
Net premium payments, less sales charges and applicable
premium taxes	2,324,833	424,107	397,744	646,983
Contract terminations and surrenders	(239,892)	(334,415)	(132,409)	(8,084)
Death benefit payments	(8,272)	(3,269)	(11,125)	(1,163)
Policy loan transfers	114,541	(45,340)	78,202	(2,416)
Transfers to other contracts	(1,966,914)	(335,757)	(578,676)	(986,683)
Cost of insurance and administration charges	(120,755)	(37,150)	(43,614)	(29,687)
Mortality and expenses charges	(15,490)	(3,177)	(4,796)	(4,844)
Surrender charges (refunds)	5,369	8,315	416	217
Increase (decrease) in net assets from policy related transactions	93,420	(326,686)	(294,258)	(385,677)
Total increase (decrease)	1,015,889	(38,350)	80,923	(159,254)
Net assets as of December 31, 2023	6,602,920	1,932,664	2,173,415	1,255,244

Increase (decrease) in net assets
Operations:
Net investment income (loss)	61,434	51,472	5,405	—
Total realized gains (losses) on investments	2,980	126,244	(53,931)	81,338
Change in net unrealized appreciation (depreciation)
of investments	584,976	(39,192)	432,551	(11,408)
Net gains (losses) on investments	649,390	138,524	384,025	69,930
Net increase (decrease) in net assets resulting from operations	649,390	138,524	384,025	69,930
Policy related transactions:
Net premium payments, less sales charges and applicable
premium taxes	1,888,643	652,754	267,558	673,896
Contract terminations and surrenders	(142,452)	(310,268)	(213,715)	(281,722)
Death benefit payments	(68)	(2,098)	(2,990)	(3,029)
Policy loan transfers	(44,767)	50,535	(190,011)	(83,855)
Transfers to other contracts	(1,654,413)	(1,026,144)	(162,402)	(530,624)
Cost of insurance and administration charges	(125,729)	(24,567)	(35,359)	(24,009)
Mortality and expenses charges	(18,232)	(3,793)	(3,218)	(2,864)
Surrender charges (refunds)	4,247	4,496	5,297	8,154
Increase (decrease) in net assets from policy related transactions	(92,771)	(659,085)	(334,840)	(244,053)
Total increase (decrease)	556,619	(520,561)	49,185	(174,123)
Net assets as of December 31, 2024	$7,159,539	$1,412,103	$2,222,600	$1,081,121

See accompanying notes.
41

Principal Life Insurance Co
Variable Life Separate Account

Statements of Changes in Net Assets
Years ended December 31, 2024 and 2023

	Allspring VT Discovery All Cap Growth Fund – Class 2	Allspring VT Index Asset Allocation Fund – Class 2	American Funds Insurance Series – Capital World Bond Fund – Class 2 Shares	American Funds Insurance Series – Global Balanced Fund – Class 2 Shares

Net assets as of January 1, 2023	$3,588,985	$2,115,132	$2,048,909	$1,911,774
Increase (decrease) in net assets
Operations:
Net investment income (loss)	—	21,818	—	35,323
Total realized gains (losses) on investments	253,393	47,402	(211,818)	219,288
Change in net unrealized appreciation (depreciation)
of investments	884,283	283,680	340,280	18,062
Net gains (losses) on investments	1,137,676	352,900	128,462	272,673
Net increase (decrease) in net assets resulting from operations	1,137,676	352,900	128,462	272,673
Policy related transactions:
Net premium payments, less sales charges and applicable
premium taxes	107,583	231,492	706,227	633,464
Contract terminations and surrenders	(138,448)	(95,278)	(35,541)	(511)
Death benefit payments	(9,380)	—	—	—
Policy loan transfers	(445)	16,349	(37,495)	—
Transfers to other contracts	(206,780)	(81,318)	(673,586)	(330,570)
Cost of insurance and administration charges	(50,489)	(62,949)	(26,934)	(48,678)
Mortality and expenses charges	(4,187)	(4,269)	(4,299)	(5,428)
Surrender charges (refunds)	(29)	(37)	922	—
Increase (decrease) in net assets from policy related transactions	(302,175)	3,990	(70,706)	248,277
Total increase (decrease)	835,501	356,890	57,756	520,950
Net assets as of December 31, 2023	4,424,486	2,472,022	2,106,665	2,432,724

Increase (decrease) in net assets
Operations:
Net investment income (loss)	—	35,891	57,847	52,341
Total realized gains (losses) on investments	(304,609)	170,076	(173,641)	(8,676)
Change in net unrealized appreciation (depreciation)
of investments	1,264,159	165,612	32,176	126,038
Net gains (losses) on investments	959,550	371,579	(83,618)	169,703
Net increase (decrease) in net assets resulting from operations	959,550	371,579	(83,618)	169,703
Policy related transactions:
Net premium payments, less sales charges and applicable
premium taxes	288,741	232,412	2,224,828	974,161
Contract terminations and surrenders	(105,849)	(74,304)	(49,472)	(40,564)
Death benefit payments	(13,961)	—	(2,614)	(34,749)
Policy loan transfers	(31,197)	(31,534)	11,691	(3,202)
Transfers to other contracts	(2,021,099)	(41,680)	(1,027,784)	(445,525)
Cost of insurance and administration charges	(45,165)	(52,085)	(23,934)	(42,839)
Mortality and expenses charges	(9,599)	(5,806)	(6,110)	(6,848)
Surrender charges (refunds)	(38)	(15)	816	1,421
Increase (decrease) in net assets from policy related transactions	(1,938,167)	26,988	1,127,421	401,855
Total increase (decrease)	(978,617)	398,567	1,043,803	571,558
Net assets as of December 31, 2024	$3,445,869	$2,870,589	$3,150,468	$3,004,282

See accompanying notes.

42

Principal Life Insurance Co
Variable Life Separate Account

Statements of Changes in Net Assets
Years ended December 31, 2024 and 2023

	American Funds Insurance Series – Global Small Capitalization Fund – Class 2 Shares	American Funds Insurance Series – Growth Fund – Class 2 Shares	American Funds Insurance Series – International Fund – Class 2 Shares	American Funds Insurance Series – New World Fund – Class 2 Shares

Net assets as of January 1, 2023	$152,526	$23,821,497	$16,796,503	$26,043,684
Increase (decrease) in net assets
Operations:
Net investment income (loss)	532	111,969	219,190	395,590
Total realized gains (losses) on investments	(69,983)	273,445	(867,214)	106,792
Change in net unrealized appreciation (depreciation)
of investments	99,652	9,217,120	3,078,902	3,515,341
Net gains (losses) on investments	30,201	9,602,534	2,430,878	4,017,723
Net increase (decrease) in net assets resulting from operations	30,201	9,602,534	2,430,878	4,017,723
Policy related transactions:
Net premium payments, less sales charges and applicable
premium taxes	100,553	15,042,362	4,642,272	7,220,843
Contract terminations and surrenders	(878)	(1,633,972)	(1,106,549)	(2,201,274)
Death benefit payments	—	(136,816)	(46,033)	(13,273)
Policy loan transfers	—	(145,608)	(83,067)	(258,235)
Transfers to other contracts	(86,433)	(8,236,274)	(4,883,507)	(6,142,124)
Cost of insurance and administration charges	(3,210)	(489,134)	(289,003)	(372,756)
Mortality and expenses charges	(552)	(66,333)	(40,055)	(54,490)
Surrender charges (refunds)	24	36,966	19,006	40,247
Increase (decrease) in net assets from policy related transactions	9,504	4,371,191	(1,786,936)	(1,781,062)
Total increase (decrease)	39,705	13,973,725	643,942	2,236,661
Net assets as of December 31, 2023	192,231	37,795,222	17,440,445	28,280,345

Increase (decrease) in net assets
Operations:
Net investment income (loss)	2,011	154,822	193,013	353,472
Total realized gains (losses) on investments	(3,153)	888,267	(910,928)	(1,576,062)
Change in net unrealized appreciation (depreciation)
of investments	5,533	11,151,709	1,310,857	3,024,060
Net gains (losses) on investments	4,391	12,194,798	592,942	1,801,470
Net increase (decrease) in net assets resulting from operations	4,391	12,194,798	592,942	1,801,470
Policy related transactions:
Net premium payments, less sales charges and applicable
premium taxes	18,701	21,099,255	3,422,545	14,354,400
Contract terminations and surrenders	(1,417)	(4,669,127)	(1,518,344)	(3,175,210)
Death benefit payments	—	(72,763)	(33,390)	(26,297)
Policy loan transfers	(4,186)	127,606	(442,555)	(342,496)
Transfers to other contracts	(33,612)	(12,835,727)	(3,815,713)	(16,083,392)
Cost of insurance and administration charges	(2,472)	(572,524)	(260,302)	(322,666)
Mortality and expenses charges	(524)	(111,880)	(40,795)	(64,373)
Surrender charges (refunds)	50	153,966	49,561	109,581
Increase (decrease) in net assets from policy related transactions	(23,460)	3,118,806	(2,638,993)	(5,550,453)
Total increase (decrease)	(19,069)	15,313,604	(2,046,051)	(3,748,983)
Net assets as of December 31, 2024	$173,162	$53,108,826	$15,394,394	$24,531,362

See accompanying notes.

43

Principal Life Insurance Co
Variable Life Separate Account

Statements of Changes in Net Assets
Years ended December 31, 2024 and 2023

	American Funds Insurance Series – Washington Mutual Investors Fund – Class 2 Shares	BNY Mellon IP MidCap Stock Portfolio – Service Shares	BNY Mellon IP Technology Growth Portfolio – Service Shares	BNY Mellon Sustainable U.S. Equity Portfolio, Inc. – Service Shares

Net assets as of January 1, 2023	$21,821,974	$149,942	$4,068,972	$751,040
Increase (decrease) in net assets
Operations:
Net investment income (loss)	413,495	850	—	4,384
Total realized gains (losses) on investments	113,617	19,009	(771,901)	117,576
Change in net unrealized appreciation (depreciation)
of investments	3,063,172	30,973	3,266,579	50,368
Net gains (losses) on investments	3,590,284	50,832	2,494,678	172,328
Net increase (decrease) in net assets resulting from operations	3,590,284	50,832	2,494,678	172,328
Policy related transactions:
Net premium payments, less sales charges and applicable
premium taxes	6,310,985	367,450	11,371,447	68,976
Contract terminations and surrenders	(971,426)	(4,748)	(139,189)	(14,311)
Death benefit payments	(3,864)	—	—	(101)
Policy loan transfers	(60,726)	(102)	(3,539)	(25)
Transfers to other contracts	(6,639,053)	(376,004)	(11,220,729)	(97,827)
Cost of insurance and administration charges	(438,498)	(3,637)	(111,970)	(11,827)
Mortality and expenses charges	(62,140)	(316)	(18,104)	(1,952)
Surrender charges (refunds)	23,478	(59)	3,084	(13)
Increase (decrease) in net assets from policy related transactions	(1,841,244)	(17,416)	(119,000)	(57,080)
Total increase (decrease)	1,749,040	33,416	2,375,678	115,248
Net assets as of December 31, 2023	23,571,014	183,358	6,444,650	866,288

Increase (decrease) in net assets
Operations:
Net investment income (loss)	386,713	1,203	—	3,787
Total realized gains (losses) on investments	(28,520)	310,716	(39,561)	43,765
Change in net unrealized appreciation (depreciation)
of investments	3,861,389	109,430	1,615,677	178,195
Net gains (losses) on investments	4,219,582	421,349	1,576,116	225,747
Net increase (decrease) in net assets resulting from operations	4,219,582	421,349	1,576,116	225,747
Policy related transactions:
Net premium payments, less sales charges and applicable
premium taxes	9,430,477	17,992,930	6,416,700	156,819
Contract terminations and surrenders	(1,094,346)	(556,273)	(1,320,815)	(89)
Death benefit payments	(50,424)	—	(22,246)	(3,569)
Policy loan transfers	77,103	(4,699)	(133,491)	(32,041)
Transfers to other contracts	(10,068,981)	(16,025,149)	(5,332,041)	(93,317)
Cost of insurance and administration charges	(414,510)	(11,209)	(105,083)	(13,089)
Mortality and expenses charges	(62,068)	(3,879)	(22,091)	(2,285)
Surrender charges (refunds)	33,513	17,121	41,733	3
Increase (decrease) in net assets from policy related transactions	(2,149,236)	1,408,842	(477,334)	12,432
Total increase (decrease)	2,070,346	1,830,191	1,098,782	238,179
Net assets as of December 31, 2024	$25,641,360	$2,013,549	$7,543,432	$1,104,467

See accompanying notes.

44

Principal Life Insurance Co
Variable Life Separate Account

Statements of Changes in Net Assets
Years ended December 31, 2024 and 2023

	BNY Mellon VIF Appreciation Portfolio – Service Shares	BNY Mellon VIF Opportunistic Small Cap Portfolio – Service Shares	Bond Market Index Account – Class 1	ClearBridge Variable Mid Cap Portfolio – Class I Shares

Net assets as of January 1, 2023	$2,691,655	$4,679,245	$23,165,139	$566,760
Increase (decrease) in net assets
Operations:
Net investment income (loss)	15,409	4,199	723,672	907
Total realized gains (losses) on investments	2,827	56,434	(1,357,397)	(16,146)
Change in net unrealized appreciation (depreciation)
of investments	564,138	347,380	2,107,667	99,929
Net gains (losses) on investments	582,374	408,013	1,473,942	84,690
Net increase (decrease) in net assets resulting from operations	582,374	408,013	1,473,942	84,690
Policy related transactions:
Net premium payments, less sales charges and applicable
premium taxes	1,370,716	509,130	45,903,915	229,985
Contract terminations and surrenders	(149,379)	(180,497)	(1,269,132)	(99,741)
Death benefit payments	(343)	(4,480)	(29,343)	—
Policy loan transfers	(94)	(50,434)	(11,255)	33,530
Transfers to other contracts	(517,034)	(204,950)	(38,128,996)	(109,441)
Cost of insurance and administration charges	(61,504)	(145,204)	(419,137)	(14,357)
Mortality and expenses charges	(11,946)	(6,700)	(66,789)	(1,270)
Surrender charges (refunds)	3,552	(583)	20,336	(26)
Increase (decrease) in net assets from policy related transactions	633,968	(83,718)	5,999,599	38,680
Total increase (decrease)	1,216,342	324,295	7,473,541	123,370
Net assets as of December 31, 2023	3,907,997	5,003,540	30,638,680	690,130

Increase (decrease) in net assets
Operations:
Net investment income (loss)	7,552	23,654	909,314	4,350
Total realized gains (losses) on investments	114,075	(103,285)	(1,753,770)	14,868
Change in net unrealized appreciation (depreciation)
of investments	354,980	285,361	1,062,671	53,246
Net gains (losses) on investments	476,607	205,730	218,215	72,464
Net increase (decrease) in net assets resulting from operations	476,607	205,730	218,215	72,464
Policy related transactions:
Net premium payments, less sales charges and applicable
premium taxes	694,006	513,878	81,411,686	151,406
Contract terminations and surrenders	(487,225)	(188,494)	(2,262,478)	(22,489)
Death benefit payments	(4,114)	(30,055)	(1,509)	(1,458)
Policy loan transfers	(29,575)	(65,993)	(368,768)	(14,391)
Transfers to other contracts	(430,587)	(549,605)	(77,240,677)	(132,490)
Cost of insurance and administration charges	(79,871)	(116,095)	(406,669)	(12,155)
Mortality and expenses charges	(10,900)	(7,013)	(70,749)	(1,880)
Surrender charges (refunds)	13,073	(111)	78,649	130
Increase (decrease) in net assets from policy related transactions	(335,193)	(443,488)	1,139,485	(33,327)
Total increase (decrease)	141,414	(237,758)	1,357,700	39,137
Net assets as of December 31, 2024	$4,049,411	$4,765,782	$31,996,380	$729,267

See accompanying notes.

45

Principal Life Insurance Co
Variable Life Separate Account

Statements of Changes in Net Assets
Years ended December 31, 2024 and 2023

	ClearBridge Variable Small Cap Growth Portfolio – Class I Shares	Core Plus Bond Account – Class 1	CVT EAFE International Index Portfolio – Class F	CVT Investment Grade Bond Index Portfolio – Class I

Net assets as of January 1, 2023	$23,850,150	$94,738,261	$11,144,456	$3,462,429
Increase (decrease) in net assets
Operations:
Net investment income (loss)	—	3,006,743	312,963	115,643
Total realized gains (losses) on investments	(2,849,958)	(3,024,569)	171,882	(172,994)
Change in net unrealized appreciation (depreciation)
of investments	4,595,133	5,281,100	1,348,930	279,976
Net gains (losses) on investments	1,745,175	5,263,274	1,833,775	222,625
Net increase (decrease) in net assets resulting from operations	1,745,175	5,263,274	1,833,775	222,625
Policy related transactions:
Net premium payments, less sales charges and applicable
premium taxes	7,614,347	36,094,792	2,035,456	1,595,628
Contract terminations and surrenders	(1,954,403)	(3,980,113)	(345,884)	(19,594)
Death benefit payments	(3,367)	(316,183)	(23,953)	—
Policy loan transfers	411	(11,673)	(33,471)	(47,307)
Transfers to other contracts	(8,645,434)	(23,830,045)	(3,352,444)	(978,167)
Cost of insurance and administration charges	(330,198)	(2,278,062)	(167,543)	(76,773)
Mortality and expenses charges	(53,177)	(239,780)	(27,065)	(8,200)
Surrender charges (refunds)	18,569	25,314	9,240	(224)
Increase (decrease) in net assets from policy related transactions	(3,353,252)	5,464,250	(1,905,664)	465,363
Total increase (decrease)	(1,608,077)	10,727,524	(71,889)	687,988
Net assets as of December 31, 2023	22,242,073	105,465,785	11,072,567	4,150,417

Increase (decrease) in net assets
Operations:
Net investment income (loss)	—	3,612,040	310,564	124,274
Total realized gains (losses) on investments	(2,670,335)	(3,450,049)	304,025	(145,615)
Change in net unrealized appreciation (depreciation)
of investments	3,537,905	994,596	(271,197)	60,068
Net gains (losses) on investments	867,570	1,156,587	343,392	38,727
Net increase (decrease) in net assets resulting from operations	867,570	1,156,587	343,392	38,727
Policy related transactions:
Net premium payments, less sales charges and applicable
premium taxes	14,333,962	36,493,034	5,335,501	1,876,084
Contract terminations and surrenders	(1,493,280)	(3,797,407)	(379,793)	(245,162)
Death benefit payments	(107,534)	(457,871)	(72,801)	—
Policy loan transfers	(195,830)	(512,315)	(40,439)	10,869
Transfers to other contracts	(16,450,290)	(24,850,271)	(2,301,089)	(1,065,750)
Cost of insurance and administration charges	(253,901)	(2,141,513)	(157,305)	(63,468)
Mortality and expenses charges	(50,870)	(279,188)	(29,831)	(10,483)
Surrender charges (refunds)	46,972	40,851	12,905	7,575
Increase (decrease) in net assets from policy related transactions	(4,170,771)	4,495,320	2,367,148	509,665
Total increase (decrease)	(3,303,201)	5,651,907	2,710,540	548,392
Net assets as of December 31, 2024	$18,938,872	$111,117,692	$13,783,107	$4,698,809

See accompanying notes.

46

Principal Life Insurance Co
Variable Life Separate Account

Statements of Changes in Net Assets
Years ended December 31, 2024 and 2023

	CVT Russell 2000 Small Cap Index Portfolio – Class F	CVT S&P 500 Index Portfolio	CVT S&P MidCap 400 Index Portfolio – Class F	Diversified Balanced Account – Class 1

Net assets as of January 1, 2023	$37,380,307	$3,015,898	$2,535,416	$15,202,961
Increase (decrease) in net assets
Operations:
Net investment income (loss)	370,946	42,075	30,300	302,800
Total realized gains (losses) on investments	(672,525)	322,995	150,959	854,823
Change in net unrealized appreciation (depreciation)
of investments	6,340,346	395,925	189,852	924,859
Net gains (losses) on investments	6,038,767	760,995	371,111	2,082,482
Net increase (decrease) in net assets resulting from operations	6,038,767	760,995	371,111	2,082,482
Policy related transactions:
Net premium payments, less sales charges and applicable
premium taxes	94,153,260	962,331	123,586	1,042,710
Contract terminations and surrenders	(2,564,330)	(559,397)	(214,162)	(599,741)
Death benefit payments	(197,107)	(256,273)	(153,400)	(110,050)
Policy loan transfers	(174,627)	4,939	(21,220)	(45,543)
Transfers to other contracts	(89,845,859)	(162,443)	(46,576)	(386,533)
Cost of insurance and administration charges	(564,958)	(53,272)	(62,282)	(707,565)
Mortality and expenses charges	(81,658)	(2,733)	(1,076)	(54,272)
Surrender charges (refunds)	45,847	(1,779)	(4,479)	(760)
Increase (decrease) in net assets from policy related transactions	770,568	(68,627)	(379,609)	(861,754)
Total increase (decrease)	6,809,335	692,368	(8,498)	1,220,728
Net assets as of December 31, 2023	44,189,642	3,708,266	2,526,918	16,423,689

Increase (decrease) in net assets
Operations:
Net investment income (loss)	528,998	57,198	33,097	357,002
Total realized gains (losses) on investments	(576,561)	432,476	158,233	468,283
Change in net unrealized appreciation (depreciation)
of investments	4,143,043	505,539	137,901	765,868
Net gains (losses) on investments	4,095,480	995,213	329,231	1,591,153
Net increase (decrease) in net assets resulting from operations	4,095,480	995,213	329,231	1,591,153
Policy related transactions:
Net premium payments, less sales charges and applicable
premium taxes	138,704,936	936,010	269,583	1,689,795
Contract terminations and surrenders	(2,440,873)	(356,298)	(53,691)	(605,676)
Death benefit payments	(63,631)	—	—	(172,930)
Policy loan transfers	(998,656)	(239,021)	(98,816)	(70,316)
Transfers to other contracts	(135,511,210)	(224,850)	(55,412)	(315,038)
Cost of insurance and administration charges	(548,946)	(59,246)	(50,188)	(684,100)
Mortality and expenses charges	(100,980)	(3,668)	(1,663)	(44,947)
Surrender charges (refunds)	75,754	(247)	(466)	(202)
Increase (decrease) in net assets from policy related transactions	(883,606)	52,680	9,347	(203,414)
Total increase (decrease)	3,211,874	1,047,893	338,578	1,387,739
Net assets as of December 31, 2024	$47,401,516	$4,756,159	$2,865,496	$17,811,428

See accompanying notes.

47

Principal Life Insurance Co
Variable Life Separate Account

Statements of Changes in Net Assets
Years ended December 31, 2024 and 2023

	Diversified International Account – Class 1	DWS Alternative Asset Allocation VIP – Class B	DWS Small Mid Cap Value VIP – Class B	Equity Income Account – Class 1

Net assets as of January 1, 2023	$150,686,716	$411,631	$1,694,276	$132,750,350
Increase (decrease) in net assets
Operations:
Net investment income (loss)	2,024,254	28,298	13,760	2,796,248
Total realized gains (losses) on investments	1,297,923	3,950	49,108	7,174,601
Change in net unrealized appreciation (depreciation)
of investments	22,161,451	(10,058)	217,821	4,406,675
Net gains (losses) on investments	25,483,628	22,190	280,689	14,377,524
Net increase (decrease) in net assets resulting from operations	25,483,628	22,190	280,689	14,377,524
Policy related transactions:
Net premium payments, less sales charges and applicable
premium taxes	20,156,860	109,286	509,669	22,908,152
Contract terminations and surrenders	(5,932,166)	(6,321)	(158,412)	(7,231,217)
Death benefit payments	(794,622)	(638)	(33)	(505,944)
Policy loan transfers	(719,300)	182	(598)	(1,025,413)
Transfers to other contracts	(18,668,644)	(73,598)	(196,432)	(16,329,260)
Cost of insurance and administration charges	(3,558,656)	(6,410)	(36,093)	(3,122,492)
Mortality and expenses charges	(325,037)	(971)	(3,888)	(300,561)
Surrender charges (refunds)	25,464	170	(206)	65,016
Increase (decrease) in net assets from policy related transactions	(9,816,101)	21,700	114,007	(5,541,719)
Total increase (decrease)	15,667,527	43,890	394,696	8,835,805
Net assets as of December 31, 2023	166,354,243	455,521	2,088,972	141,586,155

Increase (decrease) in net assets
Operations:
Net investment income (loss)	5,290,349	15,358	17,655	3,101,616
Total realized gains (losses) on investments	3,349,683	(10,095)	236,951	5,977,223
Change in net unrealized appreciation (depreciation)
of investments	(437,647)	19,671	(125,218)	12,558,637
Net gains (losses) on investments	8,202,385	24,934	129,388	21,637,476
Net increase (decrease) in net assets resulting from operations	8,202,385	24,934	129,388	21,637,476
Policy related transactions:
Net premium payments, less sales charges and applicable
premium taxes	31,773,099	135,903	2,553,208	47,955,039
Contract terminations and surrenders	(6,889,338)	(27,508)	(60,568)	(9,095,079)
Death benefit payments	(1,097,415)	(221)	(4,671)	(901,184)
Policy loan transfers	(4,775,519)	—	(30,895)	(1,092,201)
Transfers to other contracts	(29,158,772)	(121,455)	(3,080,495)	(49,741,919)
Cost of insurance and administration charges	(3,227,854)	(4,579)	(37,477)	(2,999,278)
Mortality and expenses charges	(412,651)	(1,195)	(4,886)	(335,819)
Surrender charges (refunds)	67,099	964	1,857	116,505
Increase (decrease) in net assets from policy related transactions	(13,721,351)	(18,091)	(663,927)	(16,093,936)
Total increase (decrease)	(5,518,966)	6,843	(534,539)	5,543,540
Net assets as of December 31, 2024	$160,835,277	$462,364	$1,554,433	$147,129,695

See accompanying notes.

48

Principal Life Insurance Co
Variable Life Separate Account

Statements of Changes in Net Assets
Years ended December 31, 2024 and 2023

	Fidelity VIP Asset Manager Portfolio – Service Class 2	Fidelity VIP Contrafund® Portfolio – Initial Class	Fidelity VIP Contrafund® Portfolio – Service Class 2	Fidelity VIP Equity-Income Portfolio – Initial Class

Net assets as of January 1, 2023	$1,062,338	$70,779,319	$84,225,928	$22,855,291
Increase (decrease) in net assets
Operations:
Net investment income (loss)	28,068	387,079	249,706	444,192
Total realized gains (losses) on investments	17,928	6,170,903	6,343,632	735,151
Change in net unrealized appreciation (depreciation)
of investments	99,763	16,316,838	20,397,431	1,166,196
Net gains (losses) on investments	145,759	22,874,820	26,990,769	2,345,539
Net increase (decrease) in net assets resulting from operations	145,759	22,874,820	26,990,769	2,345,539
Policy related transactions:
Net premium payments, less sales charges and applicable
premium taxes	267,582	2,422,923	16,246,131	944,250
Contract terminations and surrenders	(15,198)	(3,018,102)	(3,674,953)	(738,546)
Death benefit payments	(15,403)	(416,906)	(448,145)	(94,971)
Policy loan transfers	49,121	(663,340)	(819,204)	(107,501)
Transfers to other contracts	(115,085)	(2,300,499)	(16,230,763)	(818,085)
Cost of insurance and administration charges	(22,334)	(1,729,849)	(1,720,146)	(589,182)
Mortality and expenses charges	(4,885)	(171,607)	(170,478)	(58,861)
Surrender charges (refunds)	—	(1,293)	(12,341)	(312)
Increase (decrease) in net assets from policy related transactions	143,798	(5,878,673)	(6,829,899)	(1,463,208)
Total increase (decrease)	289,557	16,996,147	20,160,870	882,331
Net assets as of December 31, 2023	1,351,895	87,775,466	104,386,798	23,737,622

Increase (decrease) in net assets
Operations:
Net investment income (loss)	34,718	191,995	39,828	455,375
Total realized gains (losses) on investments	37,755	16,513,233	28,350,238	1,767,135
Change in net unrealized appreciation (depreciation)
of investments	40,629	12,356,608	5,903,306	1,345,570
Net gains (losses) on investments	113,102	29,061,836	34,293,372	3,568,080
Net increase (decrease) in net assets resulting from operations	113,102	29,061,836	34,293,372	3,568,080
Policy related transactions:
Net premium payments, less sales charges and applicable
premium taxes	262,081	4,147,809	23,944,620	1,023,485
Contract terminations and surrenders	(16,969)	(3,920,443)	(6,607,954)	(837,148)
Death benefit payments	—	(824,251)	(215,784)	(83,522)
Policy loan transfers	(23,130)	(62,236)	(2,320,096)	38,184
Transfers to other contracts	(175,825)	(3,004,705)	(24,964,629)	(860,355)
Cost of insurance and administration charges	(24,878)	(1,707,846)	(1,901,843)	(567,372)
Mortality and expenses charges	(3,649)	(226,346)	(224,773)	(72,537)
Surrender charges (refunds)	—	(1,212)	24,354	(262)
Increase (decrease) in net assets from policy related transactions	17,630	(5,599,230)	(12,266,105)	(1,359,527)
Total increase (decrease)	130,732	23,462,606	22,027,267	2,208,553
Net assets as of December 31, 2024	$1,482,627	$111,238,072	$126,414,065	$25,946,175

See accompanying notes.

49

Principal Life Insurance Co
Variable Life Separate Account

Statements of Changes in Net Assets
Years ended December 31, 2024 and 2023

	Fidelity VIP Equity-Income Portfolio – Service Class 2	Fidelity VIP Extended Market Index Portfolio – Service Class 2	Fidelity VIP Government Money Market Portfolio – Service Class	Fidelity VIP Growth Portfolio – Service Class 2

Net assets as of January 1, 2023	$26,373,373	$179,327	$378,371,216	$21,088,055
Increase (decrease) in net assets
Operations:
Net investment income (loss)	449,748	7,865	18,515,909	578
Total realized gains (losses) on investments	1,268,444	(13,750)	—	2,079,667
Change in net unrealized appreciation (depreciation)
of investments	786,062	73,990	—	4,612,677
Net gains (losses) on investments	2,504,254	68,105	18,515,909	6,692,922
Net increase (decrease) in net assets resulting from operations	2,504,254	68,105	18,515,909	6,692,922
Policy related transactions:
Net premium payments, less sales charges and applicable
premium taxes	4,807,111	342,976	248,888,745	2,212,958
Contract terminations and surrenders	(1,135,077)	—	(39,965,382)	(612,207)
Death benefit payments	(277,436)	—	(1,211,977)	(33,274)
Policy loan transfers	(193,970)	3,881	1,328,596	(146,932)
Transfers to other contracts	(4,738,876)	(54,277)	(173,473,547)	(4,711,485)
Cost of insurance and administration charges	(617,790)	(6,685)	(8,530,749)	(476,466)
Mortality and expenses charges	(46,448)	(908)	(1,131,110)	(47,287)
Surrender charges (refunds)	(2,511)	—	531,178	(507)
Increase (decrease) in net assets from policy related transactions	(2,204,997)	284,987	26,435,754	(3,815,200)
Total increase (decrease)	299,257	353,092	44,951,663	2,877,722
Net assets as of December 31, 2023	26,672,630	532,419	423,322,879	23,965,777

Increase (decrease) in net assets
Operations:
Net investment income (loss)	475,196	16,579	20,360,233	(379)
Total realized gains (losses) on investments	2,033,770	30,931	—	10,332,537
Change in net unrealized appreciation (depreciation)
of investments	1,414,704	10,555	—	(2,602,359)
Net gains (losses) on investments	3,923,670	58,065	20,360,233	7,729,799
Net increase (decrease) in net assets resulting from operations	3,923,670	58,065	20,360,233	7,729,799
Policy related transactions:
Net premium payments, less sales charges and applicable
premium taxes	4,340,808	1,489,249	469,582,827	57,912,941
Contract terminations and surrenders	(1,541,788)	(18,229)	(81,955,054)	(905,844)
Death benefit payments	(61,454)	—	(3,781,438)	(320,383)
Policy loan transfers	(282,320)	(16,874)	(13,933,938)	(336,121)
Transfers to other contracts	(2,455,622)	(403,131)	(397,847,437)	(46,379,467)
Cost of insurance and administration charges	(593,472)	(18,271)	(8,396,268)	(548,483)
Mortality and expenses charges	(46,282)	(1,661)	(1,016,205)	(66,263)
Surrender charges (refunds)	11,392	(255)	2,432,461	(255)
Increase (decrease) in net assets from policy related transactions	(628,738)	1,030,828	(34,915,052)	9,356,125
Total increase (decrease)	3,294,932	1,088,893	(14,554,819)	17,085,924
Net assets as of December 31, 2024	$29,967,562	$1,621,312	$408,768,060	$41,051,701

See accompanying notes.

50

Principal Life Insurance Co
Variable Life Separate Account

Statements of Changes in Net Assets
Years ended December 31, 2024 and 2023

	Fidelity VIP High Income Portfolio – Initial Class	Fidelity VIP High Income Portfolio – Service Class 2	Fidelity VIP International Index Portfolio – Service Class 2	Fidelity VIP Mid Cap Portfolio – Service Class 2

Net assets as of January 1, 2023	$4,671,448	$14,203,875	$2,887,019	$31,326,176
Increase (decrease) in net assets
Operations:
Net investment income (loss)	264,180	759,080	129,360	118,923
Total realized gains (losses) on investments	(153,390)	(678,717)	(101,288)	1,289,293
Change in net unrealized appreciation (depreciation)
of investments	354,596	1,243,851	584,771	2,901,558
Net gains (losses) on investments	465,386	1,324,214	612,843	4,309,774
Net increase (decrease) in net assets resulting from operations	465,386	1,324,214	612,843	4,309,774
Policy related transactions:
Net premium payments, less sales charges and applicable
premium taxes	570,421	2,662,475	8,736,757	3,334,435
Contract terminations and surrenders	(157,258)	(622,143)	(59,273)	(1,354,678)
Death benefit payments	(28,222)	(201,483)	(37,211)	(198,352)
Policy loan transfers	91,197	(114,823)	16,164	(488,231)
Transfers to other contracts	(591,992)	(3,160,060)	(6,648,451)	(3,736,873)
Cost of insurance and administration charges	(164,251)	(302,136)	(57,754)	(646,356)
Mortality and expenses charges	(16,263)	(28,582)	(8,587)	(69,556)
Surrender charges (refunds)	(67)	(2,361)	451	(1,110)
Increase (decrease) in net assets from policy related transactions	(296,435)	(1,769,113)	1,942,096	(3,160,721)
Total increase (decrease)	168,951	(444,899)	2,554,939	1,149,053
Net assets as of December 31, 2023	4,840,399	13,758,976	5,441,958	32,475,229

Increase (decrease) in net assets
Operations:
Net investment income (loss)	311,611	856,495	193,121	115,760
Total realized gains (losses) on investments	(53,614)	(343,823)	193,128	5,913,560
Change in net unrealized appreciation (depreciation)
of investments	179,145	621,232	(145,211)	(673,678)
Net gains (losses) on investments	437,142	1,133,904	241,038	5,355,642
Net increase (decrease) in net assets resulting from operations	437,142	1,133,904	241,038	5,355,642
Policy related transactions:
Net premium payments, less sales charges and applicable
premium taxes	585,113	3,008,727	10,038,729	3,959,388
Contract terminations and surrenders	(102,324)	(1,114,715)	(18,768)	(1,369,795)
Death benefit payments	(10,037)	(28,114)	(15,519)	(53,645)
Policy loan transfers	(84,632)	(521,937)	(18,184)	(212,684)
Transfers to other contracts	(219,278)	(1,893,480)	(8,409,152)	(5,418,610)
Cost of insurance and administration charges	(155,524)	(276,003)	(69,483)	(595,726)
Mortality and expenses charges	(15,882)	(25,927)	(16,413)	(68,134)
Surrender charges (refunds)	(29)	24,464	(222)	15,311
Increase (decrease) in net assets from policy related transactions	(2,593)	(826,985)	1,490,988	(3,743,895)
Total increase (decrease)	434,549	306,919	1,732,026	1,611,747
Net assets as of December 31, 2024	$5,274,948	$14,065,895	$7,173,984	$34,086,976

See accompanying notes.

51

Principal Life Insurance Co
Variable Life Separate Account

Statements of Changes in Net Assets
Years ended December 31, 2024 and 2023

	Fidelity VIP Strategic Income Portfolio – Service Class 2	Fidelity VIP Total Market Index Portfolio – Service Class 2	Franklin Templeton VIP Trust – Franklin Income VIP Fund – Class 2	Franklin Templeton VIP Trust – Franklin Mutual Global Discovery VIP Fund – Class 2

Net assets as of January 1, 2023	$6,454,445	$12,552,926	$13,862,041	$9,672,906
Increase (decrease) in net assets
Operations:
Net investment income (loss)	254,904	184,278	803,025	244,532
Total realized gains (losses) on investments	(307,566)	(169,726)	837,527	553,172
Change in net unrealized appreciation (depreciation)
of investments	581,803	4,364,164	(350,984)	1,058,848
Net gains (losses) on investments	529,141	4,378,716	1,289,568	1,856,552
Net increase (decrease) in net assets resulting from operations	529,141	4,378,716	1,289,568	1,856,552
Policy related transactions:
Net premium payments, less sales charges and applicable
premium taxes	1,538,365	9,538,261	4,666,881	1,226,520
Contract terminations and surrenders	(1,350,579)	(1,218,123)	(972,350)	(702,443)
Death benefit payments	—	(22,774)	(22,406)	(100,152)
Policy loan transfers	(1,082)	(252,557)	23,690	(175,545)
Transfers to other contracts	(956,592)	(1,160,366)	(1,533,048)	(1,035,496)
Cost of insurance and administration charges	(90,863)	(584,252)	(284,772)	(224,590)
Mortality and expenses charges	(14,443)	(90,092)	(47,974)	(31,505)
Surrender charges (refunds)	10,392	14,401	6,674	7,540
Increase (decrease) in net assets from policy related transactions	(864,802)	6,224,498	1,836,695	(1,035,671)
Total increase (decrease)	(335,661)	10,603,214	3,126,263	820,881
Net assets as of December 31, 2023	6,118,784	23,156,140	16,988,304	10,493,787

Increase (decrease) in net assets
Operations:
Net investment income (loss)	305,808	415,965	915,417	173,721
Total realized gains (losses) on investments	(121,231)	357,752	40,659	971,356
Change in net unrealized appreciation (depreciation)
of investments	196,546	6,109,892	317,272	(639,537)
Net gains (losses) on investments	381,123	6,883,609	1,273,348	505,540
Net increase (decrease) in net assets resulting from operations	381,123	6,883,609	1,273,348	505,540
Policy related transactions:
Net premium payments, less sales charges and applicable
premium taxes	3,718,699	27,848,424	4,097,557	1,612,319
Contract terminations and surrenders	(217,199)	(4,353)	(261,344)	(561,080)
Death benefit payments	(28,759)	—	(1,099,419)	(9,107)
Policy loan transfers	8,294	(144,310)	776,743	(8,671)
Transfers to other contracts	(1,222,047)	(14,212,040)	(3,230,825)	(2,759,736)
Cost of insurance and administration charges	(91,680)	(971,227)	(284,984)	(206,631)
Mortality and expenses charges	(16,857)	(71,598)	(48,220)	(21,847)
Surrender charges (refunds)	3,602	(2)	4,258	10,362
Increase (decrease) in net assets from policy related transactions	2,154,053	12,444,894	(46,234)	(1,944,391)
Total increase (decrease)	2,535,176	19,328,503	1,227,114	(1,438,851)
Net assets as of December 31, 2024	$8,653,960	$42,484,643	$18,215,418	$9,054,936

See accompanying notes.

52

Principal Life Insurance Co
Variable Life Separate Account

Statements of Changes in Net Assets
Years ended December 31, 2024 and 2023

	Franklin Templeton VIP Trust – Franklin Mutual Shares VIP Fund – Class 2	Franklin Templeton VIP Trust – Franklin Rising Dividends VIP Fund – Class 2	Franklin Templeton VIP Trust – Franklin Small Cap Value VIP Fund – Class 2	Franklin Templeton VIP Trust – Franklin Strategic Income VIP Fund – Class 2

Net assets as of January 1, 2023	$11,978,441	$23,830,814	$18,884,184	$13,965,477
Increase (decrease) in net assets
Operations:
Net investment income (loss)	205,762	225,874	94,486	652,675
Total realized gains (losses) on investments	476,424	2,750,120	(195,308)	(566,396)
Change in net unrealized appreciation (depreciation)
of investments	762,890	(149,983)	2,175,185	988,898
Net gains (losses) on investments	1,445,076	2,826,011	2,074,363	1,075,177
Net increase (decrease) in net assets resulting from operations	1,445,076	2,826,011	2,074,363	1,075,177
Policy related transactions:
Net premium payments, less sales charges and applicable
premium taxes	739,152	4,304,048	4,987,178	2,909,556
Contract terminations and surrenders	(205,523)	(1,276,701)	(1,254,685)	(407,212)
Death benefit payments	(250,994)	(35,868)	(42,337)	(22,379)
Policy loan transfers	78	(323,917)	65,394	(11,668)
Transfers to other contracts	(1,711,146)	(3,278,059)	(6,175,789)	(3,237,072)
Cost of insurance and administration charges	(169,526)	(438,371)	(271,516)	(291,538)
Mortality and expenses charges	(27,645)	(60,892)	(42,181)	(47,187)
Surrender charges (refunds)	3,451	9,731	18,959	10,108
Increase (decrease) in net assets from policy related transactions	(1,622,153)	(1,100,029)	(2,714,977)	(1,097,392)
Total increase (decrease)	(177,077)	1,725,982	(640,614)	(22,215)
Net assets as of December 31, 2023	11,801,364	25,556,796	18,243,570	13,943,262

Increase (decrease) in net assets
Operations:
Net investment income (loss)	226,165	268,171	169,707	646,815
Total realized gains (losses) on investments	(22,833)	1,694,167	(184,513)	(754,491)
Change in net unrealized appreciation (depreciation)
of investments	1,137,728	773,996	2,104,175	687,297
Net gains (losses) on investments	1,341,060	2,736,334	2,089,369	579,621
Net increase (decrease) in net assets resulting from operations	1,341,060	2,736,334	2,089,369	579,621
Policy related transactions:
Net premium payments, less sales charges and applicable
premium taxes	466,146	3,926,072	18,208,659	3,563,619
Contract terminations and surrenders	(36,055)	(963,893)	(2,109,871)	(683,611)
Death benefit payments	(172,282)	(31,189)	(58,612)	(4,345)
Policy loan transfers	(3,944,042)	8,624	(229,362)	(2,957,066)
Transfers to other contracts	(2,888,817)	(3,747,847)	(18,008,798)	(3,002,093)
Cost of insurance and administration charges	(168,536)	(413,274)	(228,092)	(310,515)
Mortality and expenses charges	(23,450)	(57,755)	(44,290)	(34,459)
Surrender charges (refunds)	167	14,448	41,094	9,585
Increase (decrease) in net assets from policy related transactions	(6,766,869)	(1,264,814)	(2,429,272)	(3,418,885)
Total increase (decrease)	(5,425,809)	1,471,520	(339,903)	(2,839,264)
Net assets as of December 31, 2024	$6,375,555	$27,028,316	$17,903,667	$11,103,998

See accompanying notes.

53

Principal Life Insurance Co
Variable Life Separate Account

Statements of Changes in Net Assets
Years ended December 31, 2024 and 2023

	Franklin Templeton VIP Trust – Franklin U.S. Government Securities VIP Fund – Class 2	Franklin Templeton VIP Trust – Templeton Developing Markets VIP Fund – Class 2	Franklin Templeton VIP Trust – Templeton Foreign VIP Fund – Class 2	Franklin Templeton VIP Trust – Templeton Global Bond VIP Fund – Class 2

Net assets as of January 1, 2023	$243,548	$7,872,889	$11,289,644	$10,844,926
Increase (decrease) in net assets
Operations:
Net investment income (loss)	6,285	175,544	394,857	—
Total realized gains (losses) on investments	(42,054)	(384,328)	26,650	(724,690)
Change in net unrealized appreciation (depreciation)
of investments	45,514	1,189,810	1,849,792	962,308
Net gains (losses) on investments	9,745	981,026	2,271,299	237,618
Net increase (decrease) in net assets resulting from operations	9,745	981,026	2,271,299	237,618
Policy related transactions:
Net premium payments, less sales charges and applicable
premium taxes	41,845	6,351,987	2,477,565	2,133,832
Contract terminations and surrenders	(1,365)	(106,194)	(218,956)	(768,062)
Death benefit payments	—	—	(11,253)	(38,315)
Policy loan transfers	(18,428)	42,938	12,953	(26,465)
Transfers to other contracts	(217,214)	(6,153,710)	(2,588,505)	(2,397,118)
Cost of insurance and administration charges	(2,936)	(160,966)	(173,993)	(222,550)
Mortality and expenses charges	(580)	(26,158)	(28,159)	(28,547)
Surrender charges (refunds)	37	1,724	2,541	8,537
Increase (decrease) in net assets from policy related transactions	(198,641)	(50,379)	(527,807)	(1,338,688)
Total increase (decrease)	(188,896)	930,647	1,743,492	(1,101,070)
Net assets as of December 31, 2023	54,652	8,803,536	13,033,136	9,743,856

Increase (decrease) in net assets
Operations:
Net investment income (loss)	11,240	366,735	318,678	—
Total realized gains (losses) on investments	(13)	(269,671)	152,219	(468,721)
Change in net unrealized appreciation (depreciation)
of investments	(4,624)	610,885	(570,554)	(631,344)
Net gains (losses) on investments	6,603	707,949	(99,657)	(1,100,065)
Net increase (decrease) in net assets resulting from operations	6,603	707,949	(99,657)	(1,100,065)
Policy related transactions:
Net premium payments, less sales charges and applicable
premium taxes	657,803	3,803,197	2,078,666	3,079,007
Contract terminations and surrenders	59	(340,757)	(169,721)	(432,548)
Death benefit payments	(72)	(48,294)	(15,855)	(23,183)
Policy loan transfers	(1,481)	(151,250)	28,419	(86,324)
Transfers to other contracts	(208,579)	(4,038,893)	(2,799,070)	(2,412,881)
Cost of insurance and administration charges	(2,553)	(173,875)	(184,256)	(197,417)
Mortality and expenses charges	(617)	(21,446)	(28,456)	(21,971)
Surrender charges (refunds)	(2)	1,672	3,170	5,977
Increase (decrease) in net assets from policy related transactions	444,558	(969,646)	(1,087,103)	(89,340)
Total increase (decrease)	451,161	(261,697)	(1,186,760)	(1,189,405)
Net assets as of December 31, 2024	$505,813	$8,541,839	$11,846,376	$8,554,451

See accompanying notes.

54

Principal Life Insurance Co
Variable Life Separate Account

Statements of Changes in Net Assets
Years ended December 31, 2024 and 2023

	Global Emerging Markets Account – Class 1	Goldman Sachs VIT – Small Cap Equity Insights Fund – Institutional Shares	Government & High Quality Bond Account – Class 1	Invesco V.I. American Franchise Fund – Series I Shares

Net assets as of January 1, 2023	$34,859,942	$1,605,688	$43,884,156	$3,149,761
Increase (decrease) in net assets
Operations:
Net investment income (loss)	863,808	10,132	1,117,443	—
Total realized gains (losses) on investments	(749,939)	(181,622)	(1,584,610)	105,411
Change in net unrealized appreciation (depreciation)
of investments	4,074,716	439,081	2,571,194	1,205,595
Net gains (losses) on investments	4,188,585	267,591	2,104,027	1,311,006
Net increase (decrease) in net assets resulting from operations	4,188,585	267,591	2,104,027	1,311,006
Policy related transactions:
Net premium payments, less sales charges and applicable
premium taxes	4,695,969	449,376	13,153,379	364,343
Contract terminations and surrenders	(1,812,316)	(61,645)	(2,247,213)	(28,240)
Death benefit payments	(67,122)	—	(134,772)	(477)
Policy loan transfers	(342,231)	12,702	(61,916)	(22,503)
Transfers to other contracts	(4,614,789)	(1,172,524)	(6,982,654)	(149,745)
Cost of insurance and administration charges	(1,086,626)	(16,730)	(1,363,134)	(61,821)
Mortality and expenses charges	(81,082)	(2,656)	(142,860)	(7,052)
Surrender charges (refunds)	8,569	—	18,001	(11)
Increase (decrease) in net assets from policy related transactions	(3,299,628)	(791,477)	2,238,831	94,494
Total increase (decrease)	888,957	(523,886)	4,342,858	1,405,500
Net assets as of December 31, 2023	35,748,899	1,081,802	48,227,014	4,555,261

Increase (decrease) in net assets
Operations:
Net investment income (loss)	756,178	15,400	1,450,838	—
Total realized gains (losses) on investments	(519,959)	124,949	(1,786,436)	(22,821)
Change in net unrealized appreciation (depreciation)
of investments	2,132,184	76,322	625,813	1,578,729
Net gains (losses) on investments	2,368,403	216,671	290,215	1,555,908
Net increase (decrease) in net assets resulting from operations	2,368,403	216,671	290,215	1,555,908
Policy related transactions:
Net premium payments, less sales charges and applicable
premium taxes	5,317,324	520,584	7,446,392	582,055
Contract terminations and surrenders	(1,161,516)	(20,926)	(3,203,508)	(68,832)
Death benefit payments	(208,262)	—	(239,862)	(1,212)
Policy loan transfers	(661,381)	(122)	54,560	5,486
Transfers to other contracts	(3,799,596)	(132,205)	(6,866,887)	(498,072)
Cost of insurance and administration charges	(996,237)	(17,710)	(1,267,518)	(65,058)
Mortality and expenses charges	(76,917)	(2,996)	(132,598)	(12,049)
Surrender charges (refunds)	2,994	—	33,779	(16)
Increase (decrease) in net assets from policy related transactions	(1,583,591)	346,625	(4,175,642)	(57,698)
Total increase (decrease)	784,812	563,296	(3,885,427)	1,498,210
Net assets as of December 31, 2024	$36,533,711	$1,645,098	$44,341,587	$6,053,471

See accompanying notes.

55

Principal Life Insurance Co
Variable Life Separate Account

Statements of Changes in Net Assets
Years ended December 31, 2024 and 2023

	Invesco V.I. American Franchise Fund – Series II Shares	Invesco V.I. American Value Fund – Series I Shares	Invesco V.I. Core Equity Fund – Series I Shares	Invesco V.I. Core Equity Fund – Series II Shares

Net assets as of January 1, 2023	$3,154,305	$470,023	$6,036,960	$8,596,136
Increase (decrease) in net assets
Operations:
Net investment income (loss)	—	2,887	46,674	41,462
Total realized gains (losses) on investments	(84,741)	59,496	(38,237)	(99,377)
Change in net unrealized appreciation (depreciation)
of investments	1,307,417	(771)	1,340,008	1,929,966
Net gains (losses) on investments	1,222,676	61,612	1,348,445	1,872,051
Net increase (decrease) in net assets resulting from operations	1,222,676	61,612	1,348,445	1,872,051
Policy related transactions:
Net premium payments, less sales charges and applicable
premium taxes	381,632	258,760	280,429	725,226
Contract terminations and surrenders	(133,321)	(26,296)	(233,774)	(859,276)
Death benefit payments	(1,196)	—	(66,618)	(21,719)
Policy loan transfers	(13,833)	(5,748)	(32,743)	(439,196)
Transfers to other contracts	(486,171)	(234,048)	(358,613)	(394,976)
Cost of insurance and administration charges	(76,630)	(26,878)	(184,345)	(289,610)
Mortality and expenses charges	(6,775)	(3,930)	(19,754)	(13,910)
Surrender charges (refunds)	1,120	268	(81)	12,174
Increase (decrease) in net assets from policy related transactions	(335,174)	(37,872)	(615,499)	(1,281,287)
Total increase (decrease)	887,502	23,740	732,946	590,764
Net assets as of December 31, 2023	4,041,807	493,763	6,769,906	9,186,900

Increase (decrease) in net assets
Operations:
Net investment income (loss)	—	7,842	51,548	51,213
Total realized gains (losses) on investments	(97,773)	38,408	577,432	798,931
Change in net unrealized appreciation (depreciation)
of investments	1,475,633	141,343	1,045,564	1,449,373
Net gains (losses) on investments	1,377,860	187,593	1,674,544	2,299,517
Net increase (decrease) in net assets resulting from operations	1,377,860	187,593	1,674,544	2,299,517
Policy related transactions:
Net premium payments, less sales charges and applicable
premium taxes	516,080	462,122	484,751	1,016,508
Contract terminations and surrenders	(194,271)	(39,497)	(155,210)	(522,836)
Death benefit payments	(22,678)	(3,458)	(116,366)	(25,989)
Policy loan transfers	(35,558)	1,517	15,866	196,898
Transfers to other contracts	(328,297)	(185,846)	(575,088)	(775,729)
Cost of insurance and administration charges	(86,365)	(33,070)	(190,712)	(240,461)
Mortality and expenses charges	(9,189)	(1,072)	(20,465)	(13,521)
Surrender charges (refunds)	3,714	1,216	(40)	2,323
Increase (decrease) in net assets from policy related transactions	(156,564)	201,912	(557,264)	(362,807)
Total increase (decrease)	1,221,296	389,505	1,117,280	1,936,710
Net assets as of December 31, 2024	$5,263,103	$883,268	$7,887,186	$11,123,610

See accompanying notes.

56

Principal Life Insurance Co
Variable Life Separate Account

Statements of Changes in Net Assets
Years ended December 31, 2024 and 2023

	Invesco V.I. Discovery Mid Cap Growth Fund – Series I Shares	Invesco V.I. EQV International Equity Fund – Series I Shares	Invesco V.I. Global Real Estate Fund – Series I Shares	Invesco V.I. Health Care Fund – Series I Shares

Net assets as of January 1, 2023	$3,184,514	$12,379,192	$1,338,584	$19,914,826
Increase (decrease) in net assets
Operations:
Net investment income (loss)	(103)	27,771	21,668	(100)
Total realized gains (losses) on investments	(958,673)	(608,381)	(48,573)	(1,364,803)
Change in net unrealized appreciation (depreciation)
of investments	1,345,133	2,870,939	150,849	1,812,063
Net gains (losses) on investments	386,357	2,290,329	123,944	447,160
Net increase (decrease) in net assets resulting from operations	386,357	2,290,329	123,944	447,160
Policy related transactions:
Net premium payments, less sales charges and applicable
premium taxes	748,836	4,216,376	694,964	5,005,665
Contract terminations and surrenders	(987,371)	(448,316)	(16,138)	(960,967)
Death benefit payments	(10,371)	(211,983)	(4,176)	(88,901)
Policy loan transfers	(6,422)	62,459	(26)	(171,717)
Transfers to other contracts	(474,374)	(3,031,575)	(401,956)	(7,366,930)
Cost of insurance and administration charges	(115,125)	(226,180)	(25,122)	(354,465)
Mortality and expenses charges	(15,995)	(37,386)	(4,083)	(34,660)
Surrender charges (refunds)	21,602	6,754	434	7,951
Increase (decrease) in net assets from policy related transactions	(839,220)	330,149	243,897	(3,964,024)
Total increase (decrease)	(452,863)	2,620,478	367,841	(3,516,864)
Net assets as of December 31, 2023	2,731,651	14,999,670	1,706,425	16,397,962

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(128)	258,129	43,174	(119)
Total realized gains (losses) on investments	134,957	(345,643)	(88,290)	(40,895)
Change in net unrealized appreciation (depreciation)
of investments	508,482	229,695	9,861	823,017
Net gains (losses) on investments	643,311	142,181	(35,255)	782,003
Net increase (decrease) in net assets resulting from operations	643,311	142,181	(35,255)	782,003
Policy related transactions:
Net premium payments, less sales charges and applicable
premium taxes	765,863	2,186,756	427,373	6,258,578
Contract terminations and surrenders	(202,439)	(402,352)	(157,706)	(970,232)
Death benefit payments	(195,556)	(15,403)	(300)	(34,083)
Policy loan transfers	226	16,478	(25)	(152,464)
Transfers to other contracts	(644,772)	(2,661,172)	(271,575)	(6,427,425)
Cost of insurance and administration charges	(79,921)	(216,918)	(25,611)	(296,502)
Mortality and expenses charges	(7,945)	(38,934)	(5,018)	(36,621)
Surrender charges (refunds)	2,873	9,029	4,227	11,902
Increase (decrease) in net assets from policy related transactions	(361,671)	(1,122,516)	(28,635)	(1,646,847)
Total increase (decrease)	281,640	(980,335)	(63,890)	(864,844)
Net assets as of December 31, 2024	$3,013,291	$14,019,335	$1,642,535	$15,533,118

See accompanying notes.

57

Principal Life Insurance Co
Variable Life Separate Account

Statements of Changes in Net Assets
Years ended December 31, 2024 and 2023

	Invesco V.I. Main Street Mid Cap Fund – Series II Shares	Invesco V.I. Main Street Small Cap Fund – Series II Shares	Invesco V.I. Small Cap Equity Fund – Series I Shares	Invesco V.I. Technology Fund – Series I Shares

Net assets as of January 1, 2023	$582,535	$9,672,044	$9,937,487	$7,763,063
Increase (decrease) in net assets
Operations:
Net investment income (loss)	230	102,892	(20)	(228)
Total realized gains (losses) on investments	(44,568)	(469,366)	(153,465)	(3,587,701)
Change in net unrealized appreciation (depreciation)
of investments	122,806	2,254,551	1,818,408	6,740,320
Net gains (losses) on investments	78,468	1,888,077	1,664,923	3,152,391
Net increase (decrease) in net assets resulting from operations	78,468	1,888,077	1,664,923	3,152,391
Policy related transactions:
Net premium payments, less sales charges and applicable
premium taxes	114,503	4,689,665	2,612,400	6,388,986
Contract terminations and surrenders	(38,746)	(312,311)	(166,111)	(1,372,029)
Death benefit payments	—	(8,278)	(48,851)	(263,196)
Policy loan transfers	(995)	16,019	(82,051)	10,417
Transfers to other contracts	(84,645)	(3,628,644)	(2,344,769)	(6,228,481)
Cost of insurance and administration charges	(21,450)	(148,680)	(145,080)	(123,062)
Mortality and expenses charges	(2,964)	(21,978)	(22,069)	(16,550)
Surrender charges (refunds)	270	6,065	650	(17)
Increase (decrease) in net assets from policy related transactions	(34,027)	591,858	(195,881)	(1,603,932)
Total increase (decrease)	44,441	2,479,935	1,469,042	1,548,459
Net assets as of December 31, 2023	626,976	12,151,979	11,406,529	9,311,522

Increase (decrease) in net assets
Operations:
Net investment income (loss)	902	—	15,832	(343)
Total realized gains (losses) on investments	7,705	540,236	324,282	560,256
Change in net unrealized appreciation (depreciation)
of investments	101,135	1,056,939	1,667,060	2,777,050
Net gains (losses) on investments	109,742	1,597,175	2,007,174	3,336,963
Net increase (decrease) in net assets resulting from operations	109,742	1,597,175	2,007,174	3,336,963
Policy related transactions:
Net premium payments, less sales charges and applicable
premium taxes	128,286	7,135,635	1,943,306	12,888,353
Contract terminations and surrenders	(37,344)	(770,698)	(680,053)	(321,965)
Death benefit payments	(2,064)	(16,638)	(7,187)	(57,151)
Policy loan transfers	(2,183)	(5,132)	5,990	(100,441)
Transfers to other contracts	(61,764)	(4,060,976)	(2,202,523)	(11,396,250)
Cost of insurance and administration charges	(24,233)	(165,091)	(142,988)	(128,584)
Mortality and expenses charges	(1,335)	(33,382)	(27,420)	(27,187)
Surrender charges (refunds)	(146)	26,937	7,705	(14)
Increase (decrease) in net assets from policy related transactions	(783)	2,110,655	(1,103,170)	856,761
Total increase (decrease)	108,959	3,707,830	904,004	4,193,724
Net assets as of December 31, 2024	$735,935	$15,859,809	$12,310,533	$13,505,246

See accompanying notes.

58

Principal Life Insurance Co
Variable Life Separate Account

Statements of Changes in Net Assets
Years ended December 31, 2024 and 2023

	Janus Henderson Global Sustainable Equity Portfolio – Service Shares	Janus Henderson Series Balanced Portfolio – Service Shares	Janus Henderson Series Enterprise Portfolio – Service Shares	Janus Henderson Series Flexible Bond Portfolio – Service Shares

Net assets as of January 1, 2023	$3,087	$37,769,964	$61,383,882	$33,379,420
Increase (decrease) in net assets
Operations:
Net investment income (loss)	550	738,534	57,123	1,218,626
Total realized gains (losses) on investments	(1)	689,182	3,176,755	(1,101,521)
Change in net unrealized appreciation (depreciation)
of investments	8,829	4,338,349	7,007,611	1,623,800
Net gains (losses) on investments	9,378	5,766,065	10,241,489	1,740,905
Net increase (decrease) in net assets resulting from operations	9,378	5,766,065	10,241,489	1,740,905
Policy related transactions:
Net premium payments, less sales charges and applicable
premium taxes	130,557	7,231,497	17,009,960	7,525,043
Contract terminations and surrenders	—	(454,753)	(5,368,061)	(572,104)
Death benefit payments	—	(30,731)	(99,964)	(77,771)
Policy loan transfers	—	90,617	(412,354)	(632,034)
Transfers to other contracts	(19,944)	(5,320,101)	(15,727,608)	(6,264,176)
Cost of insurance and administration charges	(557)	(605,320)	(1,091,621)	(610,600)
Mortality and expenses charges	(47)	(98,607)	(156,818)	(97,506)
Surrender charges (refunds)	—	10,213	87,989	9,041
Increase (decrease) in net assets from policy related transactions	110,009	822,815	(5,758,477)	(720,107)
Total increase (decrease)	119,387	6,588,880	4,483,012	1,020,798
Net assets as of December 31, 2023	122,474	44,358,844	65,866,894	34,400,218

Increase (decrease) in net assets
Operations:
Net investment income (loss)	349	853,020	440,730	1,457,223
Total realized gains (losses) on investments	7,250	2,306,333	3,214,935	(1,491,808)
Change in net unrealized appreciation (depreciation)
of investments	6,939	3,523,121	6,205,085	603,237
Net gains (losses) on investments	14,538	6,682,474	9,860,750	568,652
Net increase (decrease) in net assets resulting from operations	14,538	6,682,474	9,860,750	568,652
Policy related transactions:
Net premium payments, less sales charges and applicable
premium taxes	11,707	13,037,174	16,463,665	8,892,340
Contract terminations and surrenders	(27,937)	(1,600,684)	(3,209,796)	(593,608)
Death benefit payments	—	(53,514)	(374,510)	(275,650)
Policy loan transfers	590	2,759	(837,435)	(637,078)
Transfers to other contracts	(2,016)	(11,448,908)	(15,451,872)	(7,961,207)
Cost of insurance and administration charges	(1,659)	(625,996)	(1,008,076)	(659,863)
Mortality and expenses charges	(123)	(121,528)	(166,705)	(83,989)
Surrender charges (refunds)	(9)	29,613	74,518	15,824
Increase (decrease) in net assets from policy related transactions	(19,447)	(781,084)	(4,510,211)	(1,303,231)
Total increase (decrease)	(4,909)	5,901,390	5,350,539	(734,579)
Net assets as of December 31, 2024	$117,565	$50,260,234	$71,217,433	$33,665,639

See accompanying notes.

59

Principal Life Insurance Co
Variable Life Separate Account

Statements of Changes in Net Assets
Years ended December 31, 2024 and 2023

	Janus Henderson Series Forty Portfolio – Service Shares	Janus Henderson Series Global Research Portfolio – Service Shares	Janus Henderson Series Global Technology and Innovation Portfolio – Service Shares	Janus Henderson Series Overseas Portfolio – Service Shares

Net assets as of January 1, 2023	$14,117,503	$4,075,150	$3,091,538	$2,815,932
Increase (decrease) in net assets
Operations:
Net investment income (loss)	23,000	38,273	(383)	43,393
Total realized gains (losses) on investments	(251,237)	212,084	(423,423)	312,779
Change in net unrealized appreciation (depreciation)
of investments	5,966,956	869,035	2,250,647	(39,505)
Net gains (losses) on investments	5,738,719	1,119,392	1,826,841	316,667
Net increase (decrease) in net assets resulting from operations	5,738,719	1,119,392	1,826,841	316,667
Policy related transactions:
Net premium payments, less sales charges and applicable
premium taxes	6,101,665	1,887,578	1,634,227	7,622,560
Contract terminations and surrenders	(598,089)	(165,261)	(189,557)	(17,726)
Death benefit payments	(16,462)	(8,940)	—	—
Policy loan transfers	52,843	(25,134)	(70,439)	18,509
Transfers to other contracts	(4,421,364)	(1,190,392)	(857,423)	(7,724,254)
Cost of insurance and administration charges	(365,295)	(82,193)	(79,602)	(60,493)
Mortality and expenses charges	(52,110)	(13,905)	(7,125)	(9,641)
Surrender charges (refunds)	7,873	4,232	(1,057)	—
Increase (decrease) in net assets from policy related transactions	709,061	405,985	429,024	(171,045)
Total increase (decrease)	6,447,780	1,525,377	2,255,865	145,622
Net assets as of December 31, 2023	20,565,283	5,600,527	5,347,403	2,961,554

Increase (decrease) in net assets
Operations:
Net investment income (loss)	2,159	36,573	(514)	39,702
Total realized gains (losses) on investments	648,782	338,880	518,312	150,905
Change in net unrealized appreciation (depreciation)
of investments	4,586,231	855,915	1,347,795	13,305
Net gains (losses) on investments	5,237,172	1,231,368	1,865,593	203,912
Net increase (decrease) in net assets resulting from operations	5,237,172	1,231,368	1,865,593	203,912
Policy related transactions:
Net premium payments, less sales charges and applicable
premium taxes	5,671,665	2,050,504	3,567,873	3,409,290
Contract terminations and surrenders	(1,479,064)	(130,200)	(238,749)	(943,387)
Death benefit payments	(31,677)	(21,962)	—	—
Policy loan transfers	(110,057)	15,951	(127,653)	(58,627)
Transfers to other contracts	(8,403,096)	(2,154,739)	(2,534,660)	(2,888,312)
Cost of insurance and administration charges	(366,406)	(99,502)	(107,488)	(76,774)
Mortality and expenses charges	(49,517)	(17,088)	(12,204)	(8,201)
Surrender charges (refunds)	49,541	3,250	818	(5)
Increase (decrease) in net assets from policy related transactions	(4,718,611)	(353,786)	547,937	(566,016)
Total increase (decrease)	518,561	877,582	2,413,530	(362,104)
Net assets as of December 31, 2024	$21,083,844	$6,478,109	$7,760,933	$2,599,450

See accompanying notes.

60

Principal Life Insurance Co
Variable Life Separate Account

Statements of Changes in Net Assets
Years ended December 31, 2024 and 2023

	LargeCap Growth Account I – Class 1	LargeCap S&P 500 Index Account – Class 1	Lord Abbett Series Fund Developing Growth Portfolio – Class VC	LVIP American Century Capital Appreciation Fund – Service Class

Net assets as of January 1, 2023	$282,896,930	$347,814,620	$2,040,173	$—
Increase (decrease) in net assets
Operations:
Net investment income (loss)	(1,934)	5,676,360	(27)	—
Total realized gains (losses) on investments	18,331,919	20,384,316	(691,722)	—
Change in net unrealized appreciation (depreciation)
of investments	92,572,114	63,968,921	855,343	—
Net gains (losses) on investments	110,902,099	90,029,597	163,594	—
Net increase (decrease) in net assets resulting from operations	110,902,099	90,029,597	163,594	—
Policy related transactions:
Net premium payments, less sales charges and applicable
premium taxes	62,603,927	110,458,499	1,807,707	—
Contract terminations and surrenders	(17,642,045)	(15,724,537)	(288,123)	—
Death benefit payments	(1,201,038)	(899,563)	—	—
Policy loan transfers	(2,254,395)	(100,972)	(153,634)	—
Transfers to other contracts	(52,633,449)	(83,418,570)	(1,755,055)	—
Cost of insurance and administration charges	(5,777,175)	(6,300,422)	(50,131)	—
Mortality and expenses charges	(688,165)	(837,176)	(4,582)	—
Surrender charges (refunds)	122,815	359,858	(5,134)	—
Increase (decrease) in net assets from policy related transactions	(17,469,525)	3,537,117	(448,952)	—
Total increase (decrease)	93,432,574	93,566,714	(285,358)	—
Net assets as of December 31, 2023	376,329,504	441,381,334	1,754,815	—

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(2,390)	7,187,900	2,713	—
Total realized gains (losses) on investments	33,056,646	47,343,863	(86,064)	96,288
Change in net unrealized appreciation (depreciation)
of investments	58,358,867	50,300,928	440,890	251,948
Net gains (losses) on investments	91,413,123	104,832,691	357,539	348,236
Net increase (decrease) in net assets resulting from operations	91,413,123	104,832,691	357,539	348,236
Policy related transactions:
Net premium payments, less sales charges and applicable
premium taxes	182,536,806	296,088,265	533,635	2,845,264
Contract terminations and surrenders	(19,113,993)	(35,771,197)	(74,426)	(50,929)
Death benefit payments	(2,322,847)	(2,934,697)	—	—
Policy loan transfers	(3,131,629)	(4,124,736)	5,461	(13,873)
Transfers to other contracts	(201,788,232)	(259,317,071)	(716,855)	(617,891)
Cost of insurance and administration charges	(5,807,143)	(6,455,923)	(44,650)	(21,499)
Mortality and expenses charges	(922,908)	(1,131,198)	(3,528)	(3,901)
Surrender charges (refunds)	226,583	1,149,117	1,168	1,055
Increase (decrease) in net assets from policy related transactions	(50,323,363)	(12,497,440)	(299,195)	2,138,226
Total increase (decrease)	41,089,760	92,335,251	58,344	2,486,462
Net assets as of December 31, 2024	$417,419,264	$533,716,585	$1,813,159	$2,486,462

See accompanying notes.

61

Principal Life Insurance Co
Variable Life Separate Account

Statements of Changes in Net Assets
Years ended December 31, 2024 and 2023

	LVIP American Century Disciplined Core Value Fund – Service Class	LVIP American Century Disciplined Core Value Fund – Standard Class II	LVIP American Century Inflation Protection Fund – Service Class	LVIP American Century International Fund – Service Class

Net assets as of January 1, 2023	$—	$—	$—	$—
Increase (decrease) in net assets
Operations:
Net investment income (loss)	—	—	—	—
Total realized gains (losses) on investments	—	—	—	—
Change in net unrealized appreciation (depreciation)
of investments	—	—	—	—
Net gains (losses) on investments	—	—	—	—
Net increase (decrease) in net assets resulting from operations	—	—	—	—
Policy related transactions:
Net premium payments, less sales charges and applicable
premium taxes	—	—	—	—
Contract terminations and surrenders	—	—	—	—
Death benefit payments	—	—	—	—
Policy loan transfers	—	—	—	—
Transfers to other contracts	—	—	—	—
Cost of insurance and administration charges	—	—	—	—
Mortality and expenses charges	—	—	—	—
Surrender charges (refunds)	—	—	—	—
Increase (decrease) in net assets from policy related transactions	—	—	—	—
Total increase (decrease)	—	—	—	—
Net assets as of December 31, 2023	—	—	—	—

Increase (decrease) in net assets
Operations:
Net investment income (loss)	67,106	33,613	66,739	11,995
Total realized gains (losses) on investments	30,842	5,484	7,753	1,127
Change in net unrealized appreciation (depreciation)
of investments	424,322	180,663	(5,708)	(18,398)
Net gains (losses) on investments	522,270	219,760	68,784	(5,276)
Net increase (decrease) in net assets resulting from operations	522,270	219,760	68,784	(5,276)
Policy related transactions:
Net premium payments, less sales charges and applicable
premium taxes	8,880,513	3,414,189	2,254,754	2,293,253
Contract terminations and surrenders	(152,676)	(19,403)	(15,219)	(9,048)
Death benefit payments	—	—	(324)	—
Policy loan transfers	(97,854)	(10,789)	(51,222)	2,832
Transfers to other contracts	(473,906)	(38,236)	(194,593)	(165,708)
Cost of insurance and administration charges	(93,715)	(52,005)	(38,405)	(20,141)
Mortality and expenses charges	(10,337)	(5,514)	(1,732)	(3,000)
Surrender charges (refunds)	3,367	(6)	(111)	191
Increase (decrease) in net assets from policy related transactions	8,055,392	3,288,236	1,953,148	2,098,379
Total increase (decrease)	8,577,662	3,507,996	2,021,932	2,093,103
Net assets as of December 31, 2024	$8,577,662	$3,507,996	$2,021,932	$2,093,103

See accompanying notes.

62

Principal Life Insurance Co
Variable Life Separate Account

Statements of Changes in Net Assets
Years ended December 31, 2024 and 2023

	LVIP American Century Mid Cap Value Fund – Service Class	LVIP American Century Ultra Fund – Service Class	LVIP American Century Ultra Fund – Standard Class II	LVIP American Century Value Fund – Service Class

Net assets as of January 1, 2023	$—	$—	$—	$—
Increase (decrease) in net assets
Operations:
Net investment income (loss)	—	—	—	—
Total realized gains (losses) on investments	—	—	—	—
Change in net unrealized appreciation (depreciation)
of investments	—	—	—	—
Net gains (losses) on investments	—	—	—	—
Net increase (decrease) in net assets resulting from operations	—	—	—	—
Policy related transactions:
Net premium payments, less sales charges and applicable
premium taxes	—	—	—	—
Contract terminations and surrenders	—	—	—	—
Death benefit payments	—	—	—	—
Policy loan transfers	—	—	—	—
Transfers to other contracts	—	—	—	—
Cost of insurance and administration charges	—	—	—	—
Mortality and expenses charges	—	—	—	—
Surrender charges (refunds)	—	—	—	—
Increase (decrease) in net assets from policy related transactions	—	—	—	—
Total increase (decrease)	—	—	—	—
Net assets as of December 31, 2023	—	—	—	—

Increase (decrease) in net assets
Operations:
Net investment income (loss)	597,107	—	(260)	686,702
Total realized gains (losses) on investments	935,161	327,994	65,916	418,449
Change in net unrealized appreciation (depreciation)
of investments	633,605	1,163,628	599,109	847,740
Net gains (losses) on investments	2,165,873	1,491,622	664,765	1,952,891
Net increase (decrease) in net assets resulting from operations	2,165,873	1,491,622	664,765	1,952,891
Policy related transactions:
Net premium payments, less sales charges and applicable
premium taxes	46,323,312	9,426,938	3,681,565	33,016,683
Contract terminations and surrenders	(1,690,151)	(328,544)	(22,769)	(507,989)
Death benefit payments	(34,043)	—	(11,080)	(70,040)
Policy loan transfers	(284,702)	(203,634)	3,093	37,179
Transfers to other contracts	(16,580,757)	(1,599,940)	(166,406)	(2,301,596)
Cost of insurance and administration charges	(314,237)	(73,888)	(62,131)	(326,288)
Mortality and expenses charges	(51,584)	(9,397)	(5,224)	(41,094)
Surrender charges (refunds)	28,322	(92)	(7)	10,595
Increase (decrease) in net assets from policy related transactions	27,396,160	7,211,443	3,417,041	29,817,450
Total increase (decrease)	29,562,033	8,703,065	4,081,806	31,770,341
Net assets as of December 31, 2024	$29,562,033	$8,703,065	$4,081,806	$31,770,341

See accompanying notes.

63

Principal Life Insurance Co
Variable Life Separate Account

Statements of Changes in Net Assets
Years ended December 31, 2024 and 2023

	LVIP JPMorgan Core Bond Fund – Standard Class	LVIP JPMorgan Small Cap Core Fund – Standard Class	Macquarie VIP Small Cap Value Series – Service Class	MFS® Blended Research® Small Cap Equity Portfolio – Service Class

Net assets as of January 1, 2023	$—	$—	$23,662,217	$2,598,127
Increase (decrease) in net assets
Operations:
Net investment income (loss)	81,073	19,155	145,752	11,632
Total realized gains (losses) on investments	(8,855)	6,990	785,016	(461,675)
Change in net unrealized appreciation (depreciation)
of investments	30,112	266,734	964,963	852,179
Net gains (losses) on investments	102,330	292,879	1,895,731	402,136
Net increase (decrease) in net assets resulting from operations	102,330	292,879	1,895,731	402,136
Policy related transactions:
Net premium payments, less sales charges and applicable
premium taxes	5,496,555	2,464,711	3,299,352	724,028
Contract terminations and surrenders	(30,979)	(4,103)	(1,632,815)	(173,193)
Death benefit payments	—	—	(52,552)	(8,565)
Policy loan transfers	2,405	(103,970)	(50,731)	(1,413)
Transfers to other contracts	(382,293)	(162,366)	(3,948,319)	(1,069,786)
Cost of insurance and administration charges	(39,727)	(18,982)	(314,459)	(41,806)
Mortality and expenses charges	(7,665)	(3,540)	(42,032)	(6,099)
Surrender charges (refunds)	—	—	22,507	2,488
Increase (decrease) in net assets from policy related transactions	5,038,296	2,171,750	(2,719,049)	(574,346)
Total increase (decrease)	5,140,626	2,464,629	(823,318)	(172,210)
Net assets as of December 31, 2023	5,140,626	2,464,629	22,838,899	2,425,917

Increase (decrease) in net assets
Operations:
Net investment income (loss)	340,012	16,009	227,104	16,900
Total realized gains (losses) on investments	19,124	231,395	2,744,889	(78,932)
Change in net unrealized appreciation (depreciation)
of investments	(312,524)	37,781	(703,128)	154,350
Net gains (losses) on investments	46,612	285,185	2,268,865	92,318
Net increase (decrease) in net assets resulting from operations	46,612	285,185	2,268,865	92,318
Policy related transactions:
Net premium payments, less sales charges and applicable
premium taxes	4,154,326	325,423	5,101,212	340,148
Contract terminations and surrenders	(399,895)	(11,526)	(699,458)	(287,190)
Death benefit payments	(20,122)	—	(147,887)	—
Policy loan transfers	(594)	(236,465)	(645,966)	(16,484)
Transfers to other contracts	(1,160,690)	(806,489)	(6,807,606)	(476,712)
Cost of insurance and administration charges	(55,440)	(24,589)	(263,905)	(40,464)
Mortality and expenses charges	(14,142)	(5,934)	(48,348)	(5,879)
Surrender charges (refunds)	(2)	—	15,268	9,924
Increase (decrease) in net assets from policy related transactions	2,503,441	(759,580)	(3,496,690)	(476,657)
Total increase (decrease)	2,550,053	(474,395)	(1,227,825)	(384,339)
Net assets as of December 31, 2024	$7,690,679	$1,990,234	$21,611,074	$2,041,578

See accompanying notes.

64

Principal Life Insurance Co
Variable Life Separate Account

Statements of Changes in Net Assets
Years ended December 31, 2024 and 2023

	MFS® Global Equity Series – Service Class	MFS® Growth Series – Service Class	MFS® Inflation –Adjusted Bond Portfolio – Service Class	MFS® International Intrinsic Value Portfolio – Service Class

Net assets as of January 1, 2023	$8,866,745	$38,812,237	$1,980,063	$28,305,537
Increase (decrease) in net assets
Operations:
Net investment income (loss)	44,883	—	36,994	148,236
Total realized gains (losses) on investments	311,868	2,941,541	(351,728)	2,612,276
Change in net unrealized appreciation (depreciation)
of investments	806,792	10,923,286	342,927	2,093,429
Net gains (losses) on investments	1,163,543	13,864,827	28,193	4,853,941
Net increase (decrease) in net assets resulting from operations	1,163,543	13,864,827	28,193	4,853,941
Policy related transactions:
Net premium payments, less sales charges and applicable
premium taxes	3,183,941	13,958,045	701,342	7,895,304
Contract terminations and surrenders	(507,403)	(2,542,006)	(17,069)	(2,513,028)
Death benefit payments	(13,916)	(103,228)	—	(126,433)
Policy loan transfers	14,086	225,974	(357)	(302,193)
Transfers to other contracts	(3,410,109)	(9,372,318)	(1,321,027)	(6,162,038)
Cost of insurance and administration charges	(149,200)	(686,018)	(19,709)	(444,370)
Mortality and expenses charges	(24,247)	(112,276)	(3,218)	(71,509)
Surrender charges (refunds)	9,561	48,574	459	26,092
Increase (decrease) in net assets from policy related transactions	(897,287)	1,416,747	(659,579)	(1,698,175)
Total increase (decrease)	266,256	15,281,574	(631,386)	3,155,766
Net assets as of December 31, 2023	9,133,001	54,093,811	1,348,677	31,461,303

Increase (decrease) in net assets
Operations:
Net investment income (loss)	74,994	—	12,570	355,690
Total realized gains (losses) on investments	421,891	4,875,778	(361,869)	1,490,506
Change in net unrealized appreciation (depreciation)
of investments	64,555	12,294,596	302,400	305,649
Net gains (losses) on investments	561,440	17,170,374	(46,899)	2,151,845
Net increase (decrease) in net assets resulting from operations	561,440	17,170,374	(46,899)	2,151,845
Policy related transactions:
Net premium payments, less sales charges and applicable
premium taxes	15,052,149	21,068,512	511,894	9,973,351
Contract terminations and surrenders	(1,287,775)	(2,356,759)	(27,845)	(1,822,330)
Death benefit payments	(16,543)	(135,093)	—	(49,397)
Policy loan transfers	(40,633)	(2,210,510)	242	(736,847)
Transfers to other contracts	(14,467,427)	(14,989,753)	(1,403,710)	(9,507,347)
Cost of insurance and administration charges	(143,812)	(882,156)	(8,645)	(454,561)
Mortality and expenses charges	(23,373)	(165,218)	(1,958)	(78,892)
Surrender charges (refunds)	38,560	62,064	976	56,150
Increase (decrease) in net assets from policy related transactions	(888,854)	391,087	(929,046)	(2,619,873)
Total increase (decrease)	(327,414)	17,561,461	(975,945)	(468,028)
Net assets as of December 31, 2024	$8,805,587	$71,655,272	$372,732	$30,993,275

See accompanying notes.

65

Principal Life Insurance Co
Variable Life Separate Account

Statements of Changes in Net Assets
Years ended December 31, 2024 and 2023

	MFS® Mid Cap Growth Series – Service Class	MFS® Mid Cap Value Portfolio – Service Class	MFS® New Discovery Series – Service Class	MFS® New Discovery Value Portfolio – Service Class

Net assets as of January 1, 2023	$49,942	$6,104,034	$12,626,456	$2,562,175
Increase (decrease) in net assets
Operations:
Net investment income (loss)	—	90,064	(15)	26,123
Total realized gains (losses) on investments	(18,748)	400,675	(3,475,410)	39,341
Change in net unrealized appreciation (depreciation)
of investments	28,282	182,962	5,236,940	194,815
Net gains (losses) on investments	9,534	673,701	1,761,515	260,279
Net increase (decrease) in net assets resulting from operations	9,534	673,701	1,761,515	260,279
Policy related transactions:
Net premium payments, less sales charges and applicable
premium taxes	28,822	1,459,202	4,915,830	1,153,691
Contract terminations and surrenders	—	(89,256)	(1,035,854)	(267,287)
Death benefit payments	(865)	(3,431)	(18,092)	—
Policy loan transfers	—	2,025	(96,769)	(16,397)
Transfers to other contracts	(32,407)	(2,237,112)	(4,465,202)	(1,059,442)
Cost of insurance and administration charges	(1,025)	(134,372)	(238,193)	(46,788)
Mortality and expenses charges	(207)	(19,548)	(25,709)	(6,305)
Surrender charges (refunds)	—	339	17,391	6,245
Increase (decrease) in net assets from policy related transactions	(5,682)	(1,022,153)	(946,598)	(236,283)
Total increase (decrease)	3,852	(348,452)	814,917	23,996
Net assets as of December 31, 2023	53,794	5,755,582	13,441,373	2,586,171

Increase (decrease) in net assets
Operations:
Net investment income (loss)	—	72,872	—	38,250
Total realized gains (losses) on investments	6,297	426,862	(2,851,180)	167,669
Change in net unrealized appreciation (depreciation)
of investments	1,635	321,825	3,725,374	53,466
Net gains (losses) on investments	7,932	821,559	874,194	259,385
Net increase (decrease) in net assets resulting from operations	7,932	821,559	874,194	259,385
Policy related transactions:
Net premium payments, less sales charges and applicable
premium taxes	21,035	3,320,378	3,368,528	2,613,462
Contract terminations and surrenders	(6,697)	(160,004)	(539,633)	(71,758)
Death benefit payments	—	(580)	(45,338)	(16,729)
Policy loan transfers	—	(79,595)	52,465	(19,628)
Transfers to other contracts	(14,477)	(965,377)	(3,416,701)	(703,845)
Cost of insurance and administration charges	(1,402)	(147,640)	(227,728)	(48,340)
Mortality and expenses charges	(159)	(16,291)	(26,909)	(8,716)
Surrender charges (refunds)	—	4,543	5,958	2,448
Increase (decrease) in net assets from policy related transactions	(1,700)	1,955,434	(829,358)	1,746,894
Total increase (decrease)	6,232	2,776,993	44,836	2,006,279
Net assets as of December 31, 2024	$60,026	$8,532,575	$13,486,209	$4,592,450

See accompanying notes.

66

Principal Life Insurance Co
Variable Life Separate Account

Statements of Changes in Net Assets
Years ended December 31, 2024 and 2023

	MFS® Research International Portfolio – Service Class	MFS® Total Return Series – Service Class	MFS® Utilities Series – Service Class	MFS® Value Series – Service Class

Net assets as of January 1, 2023	$2,756,623	$4,988,135	$5,959,972	$38,935,984
Increase (decrease) in net assets
Operations:
Net investment income (loss)	22,312	98,892	176,609	533,655
Total realized gains (losses) on investments	(34,594)	112,451	358,152	3,909,893
Change in net unrealized appreciation (depreciation)
of investments	387,300	295,205	(678,562)	(1,632,773)
Net gains (losses) on investments	375,018	506,548	(143,801)	2,810,775
Net increase (decrease) in net assets resulting from operations	375,018	506,548	(143,801)	2,810,775
Policy related transactions:
Net premium payments, less sales charges and applicable
premium taxes	1,290,781	1,712,857	1,345,422	13,926,880
Contract terminations and surrenders	(40,976)	(32,582)	(163,461)	(2,720,311)
Death benefit payments	(2,693)	(84)	—	(15,038)
Policy loan transfers	(169,250)	(316)	(134,242)	(278,743)
Transfers to other contracts	(905,967)	(1,323,573)	(1,709,686)	(12,617,712)
Cost of insurance and administration charges	(46,618)	(94,725)	(127,314)	(600,317)
Mortality and expenses charges	(8,031)	(15,319)	(13,560)	(98,540)
Surrender charges (refunds)	945	876	1,733	29,237
Increase (decrease) in net assets from policy related transactions	118,191	247,134	(801,108)	(2,374,544)
Total increase (decrease)	493,209	753,682	(944,909)	436,231
Net assets as of December 31, 2023	3,249,832	5,741,817	5,015,063	39,372,215

Increase (decrease) in net assets
Operations:
Net investment income (loss)	47,172	170,100	101,250	596,173
Total realized gains (losses) on investments	(50,299)	175,203	63,593	3,735,654
Change in net unrealized appreciation (depreciation)
of investments	93,112	137,489	350,486	48,051
Net gains (losses) on investments	89,985	482,792	515,329	4,379,878
Net increase (decrease) in net assets resulting from operations	89,985	482,792	515,329	4,379,878
Policy related transactions:
Net premium payments, less sales charges and applicable
premium taxes	1,426,097	3,234,869	887,035	11,223,008
Contract terminations and surrenders	(100,699)	(34,664)	(176,657)	(1,679,804)
Death benefit payments	(3,999)	(18,208)	(5,957)	(66,901)
Policy loan transfers	(81,593)	(4,692)	(29,843)	(417,939)
Transfers to other contracts	(1,234,292)	(1,713,196)	(1,101,673)	(11,592,724)
Cost of insurance and administration charges	(48,500)	(108,828)	(89,391)	(581,140)
Mortality and expenses charges	(8,408)	(18,320)	(9,707)	(103,664)
Surrender charges (refunds)	3,683	902	1,553	22,175
Increase (decrease) in net assets from policy related transactions	(47,711)	1,337,863	(524,640)	(3,196,989)
Total increase (decrease)	42,274	1,820,655	(9,311)	1,182,889
Net assets as of December 31, 2024	$3,292,106	$7,562,472	$5,005,752	$40,555,104

See accompanying notes.

67

Principal Life Insurance Co
Variable Life Separate Account

Statements of Changes in Net Assets
Years ended December 31, 2024 and 2023

	MidCap Account – Class 1	Neuberger Berman AMT Mid Cap Growth Portfolio – Class S Shares	Neuberger Berman AMT Sustainable Equity Portfolio – Class I Shares	PIMCO VIT All Asset Portfolio – Administrative Class

Net assets as of January 1, 2023	$207,594,930	$1,476,610	$6,006,872	$2,803,960
Increase (decrease) in net assets
Operations:
Net investment income (loss)	(134,727)	—	21,777	78,984
Total realized gains (losses) on investments	5,030,680	(536,431)	199,935	(114,574)
Change in net unrealized appreciation (depreciation)
of investments	46,987,848	729,627	1,319,757	247,772
Net gains (losses) on investments	51,883,801	193,196	1,541,469	212,182
Net increase (decrease) in net assets resulting from operations	51,883,801	193,196	1,541,469	212,182
Policy related transactions:
Net premium payments, less sales charges and applicable
premium taxes	18,508,980	98,792	712,287	760,213
Contract terminations and surrenders	(9,908,183)	(29,877)	(141,763)	(42,507)
Death benefit payments	(2,394,798)	(137,986)	(65,915)	(36,797)
Policy loan transfers	(570,254)	(83,949)	30,708	(217,405)
Transfers to other contracts	(15,895,704)	(466,714)	(785,725)	(735,253)
Cost of insurance and administration charges	(4,267,069)	(18,444)	(94,652)	(42,053)
Mortality and expenses charges	(318,479)	(3,172)	(13,677)	(6,856)
Surrender charges (refunds)	7,418	24	(387)	1,119
Increase (decrease) in net assets from policy related transactions	(14,838,089)	(641,326)	(359,124)	(319,539)
Total increase (decrease)	37,045,712	(448,130)	1,182,345	(107,357)
Net assets as of December 31, 2023	244,640,642	1,028,480	7,189,217	2,696,603

Increase (decrease) in net assets
Operations:
Net investment income (loss)	483,216	—	18,072	173,423
Total realized gains (losses) on investments	30,050,852	32,559	783,180	(81,490)
Change in net unrealized appreciation (depreciation)
of investments	17,788,322	145,441	1,022,133	7,938
Net gains (losses) on investments	48,322,390	178,000	1,823,385	99,871
Net increase (decrease) in net assets resulting from operations	48,322,390	178,000	1,823,385	99,871
Policy related transactions:
Net premium payments, less sales charges and applicable
premium taxes	48,448,330	216,295	1,038,833	991,273
Contract terminations and surrenders	(12,232,004)	(44,202)	(95,944)	(133,679)
Death benefit payments	(2,049,055)	(1,320)	(78,331)	(356)
Policy loan transfers	(3,526,761)	(16)	11,385	2,161
Transfers to other contracts	(53,257,039)	(642,753)	(1,199,592)	(998,403)
Cost of insurance and administration charges	(4,065,851)	(14,238)	(96,893)	(36,827)
Mortality and expenses charges	(414,491)	(2,462)	(18,567)	(7,118)
Surrender charges (refunds)	62,235	(45)	1,998	4,652
Increase (decrease) in net assets from policy related transactions	(27,034,636)	(488,741)	(437,111)	(178,297)
Total increase (decrease)	21,287,754	(310,741)	1,386,274	(78,426)
Net assets as of December 31, 2024	$265,928,396	$717,739	$8,575,491	$2,618,177

See accompanying notes.

68

Principal Life Insurance Co
Variable Life Separate Account

Statements of Changes in Net Assets
Years ended December 31, 2024 and 2023

	PIMCO VIT CommodityReal Return® Strategy Portfolio – Administrative Class	PIMCO VIT Emerging Markets Bond Portfolio – Administrative Class	PIMCO VIT High Yield Portfolio – Administrative Class	PIMCO VIT Long-Term U.S. Government Portfolio – Administrative Class

Net assets as of January 1, 2023	$3,424,511	$2,167,486	$18,313,393	$772,444
Increase (decrease) in net assets
Operations:
Net investment income (loss)	421,158	116,369	1,248,166	19,284
Total realized gains (losses) on investments	(1,160,730)	(236,622)	(634,774)	(121,092)
Change in net unrealized appreciation (depreciation)
of investments	502,279	338,178	1,903,290	148,867
Net gains (losses) on investments	(237,293)	217,925	2,516,682	47,059
Net increase (decrease) in net assets resulting from operations	(237,293)	217,925	2,516,682	47,059
Policy related transactions:
Net premium payments, less sales charges and applicable
premium taxes	881,527	2,048,030	13,865,641	627,179
Contract terminations and surrenders	(585,965)	(91,429)	(1,714,464)	(3,539)
Death benefit payments	(7,957)	(8,804)	(15,240)	(1,624)
Policy loan transfers	5,751	3,168	(37,369)	3,202
Transfers to other contracts	(2,198,062)	(2,239,160)	(8,756,086)	(414,487)
Cost of insurance and administration charges	(34,485)	(32,075)	(364,486)	(12,288)
Mortality and expenses charges	(5,595)	(5,395)	(59,204)	(2,029)
Surrender charges (refunds)	15,755	2,431	40,376	78
Increase (decrease) in net assets from policy related transactions	(1,929,031)	(323,234)	2,959,168	196,492
Total increase (decrease)	(2,166,324)	(105,309)	5,475,850	243,551
Net assets as of December 31, 2023	1,258,187	2,062,177	23,789,243	1,015,995

Increase (decrease) in net assets
Operations:
Net investment income (loss)	22,314	83,247	1,329,089	29,550
Total realized gains (losses) on investments	(125,469)	(87,805)	(675,754)	(28,845)
Change in net unrealized appreciation (depreciation)
of investments	142,677	76,303	836,505	(71,872)
Net gains (losses) on investments	39,522	71,745	1,489,840	(71,167)
Net increase (decrease) in net assets resulting from operations	39,522	71,745	1,489,840	(71,167)
Policy related transactions:
Net premium payments, less sales charges and applicable
premium taxes	276,035	1,988,344	10,490,336	1,911,708
Contract terminations and surrenders	(25,046)	(1,218,520)	(1,213,495)	(144)
Death benefit payments	(1,558)	(2,002)	(45,762)	—
Policy loan transfers	(1,632)	(18,842)	(198,887)	(27,971)
Transfers to other contracts	(512,701)	(1,535,087)	(10,564,760)	(312,181)
Cost of insurance and administration charges	(15,286)	(19,183)	(347,563)	(12,750)
Mortality and expenses charges	(2,897)	(3,803)	(59,763)	(2,702)
Surrender charges (refunds)	749	42,670	40,246	5
Increase (decrease) in net assets from policy related transactions	(282,336)	(766,423)	(1,899,648)	1,555,965
Total increase (decrease)	(242,814)	(694,678)	(409,808)	1,484,798
Net assets as of December 31, 2024	$1,015,373	$1,367,499	$23,379,435	$2,500,793

See accompanying notes.

69

Principal Life Insurance Co
Variable Life Separate Account

Statements of Changes in Net Assets
Years ended December 31, 2024 and 2023

	PIMCO VIT Low Duration Portfolio – Administrative Class	PIMCO VIT Real Return Portfolio – Administrative Class	PIMCO VIT Short-Term Portfolio – Administrative Class	PIMCO VIT Total Return Portfolio – Administrative Class

Net assets as of January 1, 2023	$6,332,563	$15,445,325	$44,064,428	$37,506,740
Increase (decrease) in net assets
Operations:
Net investment income (loss)	224,644	471,949	1,768,482	1,337,133
Total realized gains (losses) on investments	(76,930)	(883,687)	(435,976)	(1,336,737)
Change in net unrealized appreciation (depreciation)
of investments	162,243	942,411	935,915	2,147,071
Net gains (losses) on investments	309,957	530,673	2,268,421	2,147,467
Net increase (decrease) in net assets resulting from operations	309,957	530,673	2,268,421	2,147,467
Policy related transactions:
Net premium payments, less sales charges and applicable
premium taxes	667,883	6,315,652	14,434,532	19,443,848
Contract terminations and surrenders	(15)	(1,110,498)	(2,653,788)	(2,513,958)
Death benefit payments	(895)	(33,656)	(303,062)	(73,892)
Policy loan transfers	(1,448)	(21,132)	(168,995)	152,451
Transfers to other contracts	(796,739)	(5,712,132)	(19,440,143)	(17,976,902)
Cost of insurance and administration charges	(58,125)	(278,438)	(477,932)	(509,492)
Mortality and expenses charges	(9,222)	(45,065)	(76,699)	(82,062)
Surrender charges (refunds)	—	10,281	12,742	49,582
Increase (decrease) in net assets from policy related transactions	(198,561)	(874,988)	(8,673,345)	(1,510,425)
Total increase (decrease)	111,396	(344,315)	(6,404,924)	637,042
Net assets as of December 31, 2023	6,443,959	15,101,010	37,659,504	38,143,782

Increase (decrease) in net assets
Operations:
Net investment income (loss)	279,755	395,082	1,804,968	1,520,645
Total realized gains (losses) on investments	(41,984)	(725,084)	187,806	(1,929,514)
Change in net unrealized appreciation (depreciation)
of investments	75,031	630,445	124,667	1,333,817
Net gains (losses) on investments	312,802	300,443	2,117,441	924,948
Net increase (decrease) in net assets resulting from operations	312,802	300,443	2,117,441	924,948
Policy related transactions:
Net premium payments, less sales charges and applicable
premium taxes	952,329	12,880,092	61,582,616	31,823,309
Contract terminations and surrenders	(11,055)	(1,190,657)	(1,706,048)	(1,822,896)
Death benefit payments	(3,366)	(36,844)	(65,156)	(45,234)
Policy loan transfers	2,062	75,146	(476,071)	(353,491)
Transfers to other contracts	(519,955)	(11,409,709)	(61,579,496)	(30,481,538)
Cost of insurance and administration charges	(67,261)	(254,172)	(380,241)	(456,625)
Mortality and expenses charges	(15,013)	(36,564)	(88,324)	(86,961)
Surrender charges (refunds)	67	36,003	46,547	52,902
Increase (decrease) in net assets from policy related transactions	337,808	63,295	(2,666,173)	(1,370,534)
Total increase (decrease)	650,610	363,738	(548,732)	(445,586)
Net assets as of December 31, 2024	$7,094,569	$15,464,748	$37,110,772	$37,698,196

See accompanying notes.

70

Principal Life Insurance Co
Variable Life Separate Account

Statements of Changes in Net Assets
Years ended December 31, 2024 and 2023

	Principal Capital Appreciation Account – Class 1	Principal LifeTime 2020 Account – Class 1	Principal LifeTime 2030 Account – Class 1	Principal LifeTime 2040 Account – Class 1

Net assets as of January 1, 2023	$26,481,555	$87,292,062	$155,225,090	$87,771,754
Increase (decrease) in net assets
Operations:
Net investment income (loss)	242,418	2,248,619	2,929,363	1,271,983
Total realized gains (losses) on investments	2,601,959	(1,443,383)	2,608,857	2,416,229
Change in net unrealized appreciation (depreciation)
of investments	3,771,390	9,275,639	17,514,983	11,936,592
Net gains (losses) on investments	6,615,767	10,080,875	23,053,203	15,624,804
Net increase (decrease) in net assets resulting from operations	6,615,767	10,080,875	23,053,203	15,624,804
Policy related transactions:
Net premium payments, less sales charges and applicable
premium taxes	3,566,519	24,627,951	55,026,959	40,944,377
Contract terminations and surrenders	(863,963)	(6,803,783)	(11,959,522)	(5,924,409)
Death benefit payments	(94,138)	(1,234,244)	(833,224)	(155,089)
Policy loan transfers	(196,559)	(516,981)	270,358	(1,201,754)
Transfers to other contracts	(2,324,192)	(24,902,069)	(42,154,181)	(33,100,239)
Cost of insurance and administration charges	(647,047)	(1,650,434)	(2,985,656)	(1,644,725)
Mortality and expenses charges	(51,066)	(213,015)	(397,232)	(183,893)
Surrender charges (refunds)	(2,033)	73,233	206,267	89,492
Increase (decrease) in net assets from policy related transactions	(612,479)	(10,619,342)	(2,826,231)	(1,176,240)
Total increase (decrease)	6,003,288	(538,467)	20,226,972	14,448,564
Net assets as of December 31, 2023	32,484,843	86,753,595	175,452,062	102,220,318

Increase (decrease) in net assets
Operations:
Net investment income (loss)	266,520	2,357,515	3,922,238	1,806,497
Total realized gains (losses) on investments	2,576,840	(2,046,472)	4,344,819	2,027,058
Change in net unrealized appreciation (depreciation)
of investments	5,356,940	5,560,688	7,414,858	7,403,462
Net gains (losses) on investments	8,200,300	5,871,731	15,681,915	11,237,017
Net increase (decrease) in net assets resulting from operations	8,200,300	5,871,731	15,681,915	11,237,017
Policy related transactions:
Net premium payments, less sales charges and applicable
premium taxes	5,243,663	47,126,669	76,850,220	48,616,071
Contract terminations and surrenders	(1,114,090)	(5,586,842)	(10,025,284)	(6,163,827)
Death benefit payments	(349,639)	(320,890)	(321,058)	(176,826)
Policy loan transfers	(291,403)	(603,573)	(587,772)	1,056,114
Transfers to other contracts	(4,934,966)	(50,797,842)	(71,526,269)	(44,056,955)
Cost of insurance and administration charges	(656,053)	(1,440,684)	(2,788,556)	(1,588,441)
Mortality and expenses charges	(64,653)	(196,434)	(441,313)	(241,971)
Surrender charges (refunds)	1,895	153,044	271,650	149,009
Increase (decrease) in net assets from policy related transactions	(2,165,246)	(11,666,552)	(8,568,382)	(2,406,826)
Total increase (decrease)	6,035,054	(5,794,821)	7,113,533	8,830,191
Net assets as of December 31, 2024	$38,519,897	$80,958,774	$182,565,595	$111,050,509

See accompanying notes.

71

Principal Life Insurance Co
Variable Life Separate Account

Statements of Changes in Net Assets
Years ended December 31, 2024 and 2023

	Principal LifeTime 2050 Account – Class 1	Principal LifeTime 2060 Account – Class 1	Principal LifeTime Strategic Income Account – Class 1	Putnam VT International Equity Fund – Class IB

Net assets as of January 1, 2023	$40,786,087	$10,064,622	$16,443,795	$1,350,388
Increase (decrease) in net assets
Operations:
Net investment income (loss)	498,840	112,406	418,050	521
Total realized gains (losses) on investments	(671,796)	(98,104)	(1,596,342)	(8,594)
Change in net unrealized appreciation (depreciation)
of investments	8,248,891	1,995,950	3,838,630	244,835
Net gains (losses) on investments	8,075,935	2,010,252	2,660,338	236,762
Net increase (decrease) in net assets resulting from operations	8,075,935	2,010,252	2,660,338	236,762
Policy related transactions:
Net premium payments, less sales charges and applicable
premium taxes	13,740,827	4,874,844	28,273,633	636,869
Contract terminations and surrenders	(4,547,807)	(730,943)	(1,278,977)	(121,660)
Death benefit payments	(94,575)	(10,270)	(18,993)	(10,210)
Policy loan transfers	(145,523)	26,132	60,165	(21,800)
Transfers to other contracts	(9,932,328)	(3,407,849)	(11,219,455)	(827,569)
Cost of insurance and administration charges	(813,033)	(178,912)	(492,243)	(16,359)
Mortality and expenses charges	(80,983)	(26,594)	(71,453)	(3,041)
Surrender charges (refunds)	71,576	14,907	15,243	—
Increase (decrease) in net assets from policy related transactions	(1,801,846)	561,315	15,267,920	(363,770)
Total increase (decrease)	6,274,089	2,571,567	17,928,258	(127,008)
Net assets as of December 31, 2023	47,060,176	12,636,189	34,372,053	1,223,380

Increase (decrease) in net assets
Operations:
Net investment income (loss)	730,841	189,835	881,574	27,406
Total realized gains (losses) on investments	463,620	113,884	424,934	(2,438)
Change in net unrealized appreciation (depreciation)
of investments	5,106,800	1,394,053	786,447	17,456
Net gains (losses) on investments	6,301,261	1,697,772	2,092,955	42,424
Net increase (decrease) in net assets resulting from operations	6,301,261	1,697,772	2,092,955	42,424
Policy related transactions:
Net premium payments, less sales charges and applicable
premium taxes	15,392,445	9,826,781	29,223,327	50,732
Contract terminations and surrenders	(2,974,253)	(1,000,322)	(2,360,175)	(170,425)
Death benefit payments	(149,429)	(74,536)	(158,795)	—
Policy loan transfers	(611,305)	(45,586)	(412,764)	2,909
Transfers to other contracts	(14,416,936)	(5,954,483)	(28,837,160)	(5,306)
Cost of insurance and administration charges	(752,047)	(203,800)	(528,276)	(16,255)
Mortality and expenses charges	(95,633)	(38,861)	(77,688)	(3,741)
Surrender charges (refunds)	67,472	18,973	61,393	(1)
Increase (decrease) in net assets from policy related transactions	(3,539,686)	2,528,166	(3,090,138)	(142,087)
Total increase (decrease)	2,761,575	4,225,938	(997,183)	(99,663)
Net assets as of December 31, 2024	$49,821,751	$16,862,127	$33,374,870	$1,123,717

See accompanying notes.

72

Principal Life Insurance Co
Variable Life Separate Account

Statements of Changes in Net Assets
Years ended December 31, 2024 and 2023

	Putnam VT International Value Fund – Class IB	Putnam VT Large Cap Growth Fund – Class IB	Putnam VT Large Cap Value Fund – Class IB	Putnam VT Small Cap Growth Fund – Class IB

Net assets as of January 1, 2023	$319,589	$31,184,123	$4,437,895	$—
Increase (decrease) in net assets
Operations:
Net investment income (loss)	12,520	(538)	94,589	—
Total realized gains (losses) on investments	67,145	1,310,291	232,208	—
Change in net unrealized appreciation (depreciation)
of investments	64,864	12,665,092	239,973	—
Net gains (losses) on investments	144,529	13,974,845	566,770	—
Net increase (decrease) in net assets resulting from operations	144,529	13,974,845	566,770	—
Policy related transactions:
Net premium payments, less sales charges and applicable
premium taxes	1,021,356	7,030,515	403,510	—
Contract terminations and surrenders	—	(2,128,199)	(22,171)	—
Death benefit payments	—	(276,799)	(2,503)	—
Policy loan transfers	—	(210,419)	6,097	—
Transfers to other contracts	(463,719)	(1,788,973)	(1,230,290)	—
Cost of insurance and administration charges	(15,292)	(824,303)	(36,290)	—
Mortality and expenses charges	(2,471)	(85,395)	(6,273)	—
Surrender charges (refunds)	—	3,624	—	—
Increase (decrease) in net assets from policy related transactions	539,874	1,720,051	(887,920)	—
Total increase (decrease)	684,403	15,694,896	(321,150)	—
Net assets as of December 31, 2023	1,003,992	46,879,019	4,116,745	—

Increase (decrease) in net assets
Operations:
Net investment income (loss)	25,330	(721)	51,597	(2)
Total realized gains (losses) on investments	13,406	4,900,862	285,638	412
Change in net unrealized appreciation (depreciation)
of investments	(32,905)	10,599,226	285,681	(81,282)
Net gains (losses) on investments	5,831	15,499,367	622,916	(80,872)
Net increase (decrease) in net assets resulting from operations	5,831	15,499,367	622,916	(80,872)
Policy related transactions:
Net premium payments, less sales charges and applicable
premium taxes	768,679	7,844,566	5,232,334	1,573,941
Contract terminations and surrenders	(9,005)	(2,545,050)	(156,480)	—
Death benefit payments	—	(320,589)	—	—
Policy loan transfers	—	(137,885)	(8,326)	—
Transfers to other contracts	(53,159)	(4,064,590)	(513,550)	(3,896)
Cost of insurance and administration charges	(23,391)	(828,940)	(44,399)	(2,999)
Mortality and expenses charges	(3,037)	(132,650)	(13,596)	(570)
Surrender charges (refunds)	657	(167)	(1)	—
Increase (decrease) in net assets from policy related transactions	680,744	(185,305)	4,495,982	1,566,476
Total increase (decrease)	686,575	15,314,062	5,118,898	1,485,604
Net assets as of December 31, 2024	$1,690,567	$62,193,081	$9,235,643	$1,485,604

See accompanying notes.

73

Principal Life Insurance Co
Variable Life Separate Account

Statements of Changes in Net Assets
Years ended December 31, 2024 and 2023

	Putnam VT Small Cap Value Fund – Class IB	Real Estate Securities Account – Class 1	Rydex VI Basic Materials Fund	Rydex VI Utilities Fund

Net assets as of January 1, 2023	$—	$68,177,001	$511,305	$374,359
Increase (decrease) in net assets
Operations:
Net investment income (loss)	—	1,315,077	—	4,385
Total realized gains (losses) on investments	—	604,092	11,673	630
Change in net unrealized appreciation (depreciation)
of investments	—	6,645,263	33,781	(20,387)
Net gains (losses) on investments	—	8,564,432	45,454	(15,372)
Net increase (decrease) in net assets resulting from operations	—	8,564,432	45,454	(15,372)
Policy related transactions:
Net premium payments, less sales charges and applicable
premium taxes	—	13,382,454	65,819	3,956
Contract terminations and surrenders	—	(3,329,251)	—	—
Death benefit payments	—	(560,825)	—	—
Policy loan transfers	—	(352,273)	(2,476)	(96)
Transfers to other contracts	—	(15,421,979)	(47,457)	(355,663)
Cost of insurance and administration charges	—	(1,457,309)	(4,888)	(869)
Mortality and expenses charges	—	(150,704)	(780)	(153)
Surrender charges (refunds)	—	25,900	—	—
Increase (decrease) in net assets from policy related transactions	—	(7,863,987)	10,218	(352,825)
Total increase (decrease)	—	700,445	55,672	(368,197)
Net assets as of December 31, 2023	—	68,877,446	566,977	6,162

Increase (decrease) in net assets
Operations:
Net investment income (loss)	—	1,546,999	5,850	89
Total realized gains (losses) on investments	23	(183,059)	57,765	637
Change in net unrealized appreciation (depreciation)
of investments	(831)	2,192,674	(71,668)	769
Net gains (losses) on investments	(808)	3,556,614	(8,053)	1,495
Net increase (decrease) in net assets resulting from operations	(808)	3,556,614	(8,053)	1,495
Policy related transactions:
Net premium payments, less sales charges and applicable
premium taxes	300,578	18,130,010	132,833	(1)
Contract terminations and surrenders	—	(2,821,583)	(15,146)	—
Death benefit payments	—	(390,372)	(4,072)	—
Policy loan transfers	—	(907,753)	(2,857)	(117)
Transfers to other contracts	—	(20,001,716)	(193,886)	(6,098)
Cost of insurance and administration charges	(484)	(1,323,845)	(4,139)	(286)
Mortality and expenses charges	(129)	(146,134)	(1,227)	(9)
Surrender charges (refunds)	—	30,261	531	—
Increase (decrease) in net assets from policy related transactions	299,965	(7,431,132)	(87,963)	(6,511)
Total increase (decrease)	299,157	(3,874,518)	(96,016)	(5,016)
Net assets as of December 31, 2024	$299,157	$65,002,928	$470,961	$1,146

See accompanying notes.

74

Principal Life Insurance Co
Variable Life Separate Account

Statements of Changes in Net Assets
Years ended December 31, 2024 and 2023

	SAM Balanced Portfolio – Class 1	SAM Conservative Balanced Portfolio – Class 1	SAM Conservative Growth Portfolio – Class 1	SAM Flexible Income Portfolio – Class 1

Net assets as of January 1, 2023	$80,149,850	$55,396,024	$71,710,121	$24,705,842
Increase (decrease) in net assets
Operations:
Net investment income (loss)	2,026,679	1,557,416	1,345,297	826,680
Total realized gains (losses) on investments	1,621,903	(1,399,116)	3,148,721	(1,195,205)
Change in net unrealized appreciation (depreciation)
of investments	8,838,260	5,996,350	9,073,416	2,502,884
Net gains (losses) on investments	12,486,842	6,154,650	13,567,434	2,134,359
Net increase (decrease) in net assets resulting from operations	12,486,842	6,154,650	13,567,434	2,134,359
Policy related transactions:
Net premium payments, less sales charges and applicable
premium taxes	13,333,199	8,180,251	15,331,448	3,347,326
Contract terminations and surrenders	(3,916,160)	(4,430,030)	(4,023,064)	(2,342,269)
Death benefit payments	(331,475)	(40,112)	(127,026)	(17,647)
Policy loan transfers	93,438	(2,364,245)	(774,317)	(645,759)
Transfers to other contracts	(9,314,362)	(5,538,306)	(12,441,449)	(2,490,820)
Cost of insurance and administration charges	(2,544,091)	(1,118,671)	(1,798,629)	(573,133)
Mortality and expenses charges	(155,572)	(115,458)	(111,665)	(46,982)
Surrender charges (refunds)	1,984	73,835	(29,585)	21,048
Increase (decrease) in net assets from policy related transactions	(2,833,039)	(5,352,736)	(3,974,287)	(2,748,236)
Total increase (decrease)	9,653,803	801,914	9,593,147	(613,877)
Net assets as of December 31, 2023	89,803,653	56,197,938	81,303,268	24,091,965

Increase (decrease) in net assets
Operations:
Net investment income (loss)	2,060,648	1,503,978	1,307,176	855,886
Total realized gains (losses) on investments	(1,042,341)	(24,770)	(142,902)	(572,813)
Change in net unrealized appreciation (depreciation)
of investments	10,408,979	3,497,853	11,216,902	1,419,649
Net gains (losses) on investments	11,427,286	4,977,061	12,381,176	1,702,722
Net increase (decrease) in net assets resulting from operations	11,427,286	4,977,061	12,381,176	1,702,722
Policy related transactions:
Net premium payments, less sales charges and applicable
premium taxes	64,606,438	14,577,191	13,827,878	6,749,515
Contract terminations and surrenders	(5,773,424)	(1,648,270)	(3,455,511)	(513,319)
Death benefit payments	(543,497)	(1,766,981)	(493,287)	(243,823)
Policy loan transfers	(78,140)	2,386,624	(623,803)	(29,561)
Transfers to other contracts	(53,854,866)	(13,051,616)	(15,602,801)	(4,053,060)
Cost of insurance and administration charges	(2,279,123)	(987,419)	(1,494,093)	(484,665)
Mortality and expenses charges	(168,715)	(119,224)	(123,649)	(53,021)
Surrender charges (refunds)	50,083	40,404	23,962	(54)
Increase (decrease) in net assets from policy related transactions	1,958,756	(569,291)	(7,941,304)	1,372,012
Total increase (decrease)	13,386,042	4,407,770	4,439,872	3,074,734
Net assets as of December 31, 2024	$103,189,695	$60,605,708	$85,743,140	$27,166,699

See accompanying notes.

75

Principal Life Insurance Co
Variable Life Separate Account

Statements of Changes in Net Assets
Years ended December 31, 2024 and 2023

	SAM Strategic Growth Portfolio – Class 1	Short-Term Income Account – Class 1	SmallCap Account – Class 1	T. Rowe Price Equity Income Portfolio – II

Net assets as of January 1, 2023	$72,988,860	$69,518,933	$77,485,900	$1,826,908
Increase (decrease) in net assets
Operations:
Net investment income (loss)	1,117,884	1,261,223	239,876	32,269
Total realized gains (losses) on investments	2,893,371	(850,724)	(1,212,041)	84,551
Change in net unrealized appreciation (depreciation)
of investments	11,443,541	3,488,192	12,569,269	60,762
Net gains (losses) on investments	15,454,796	3,898,691	11,597,104	177,582
Net increase (decrease) in net assets resulting from operations	15,454,796	3,898,691	11,597,104	177,582
Policy related transactions:
Net premium payments, less sales charges and applicable
premium taxes	10,570,442	19,088,143	16,072,381	8,376,342
Contract terminations and surrenders	(2,194,053)	(2,247,925)	(3,786,601)	—
Death benefit payments	(315,154)	(265,131)	(844,068)	—
Policy loan transfers	(1,403,241)	(1,090,539)	(381,440)	4,192
Transfers to other contracts	(9,075,261)	(14,023,577)	(12,910,993)	(8,797,723)
Cost of insurance and administration charges	(1,681,246)	(1,726,461)	(1,833,141)	(22,307)
Mortality and expenses charges	(91,168)	(210,001)	(172,328)	(3,726)
Surrender charges (refunds)	(9,306)	29,609	13,463	—
Increase (decrease) in net assets from policy related transactions	(4,198,987)	(445,882)	(3,842,727)	(443,222)
Total increase (decrease)	11,255,809	3,452,809	7,754,377	(265,640)
Net assets as of December 31, 2023	84,244,669	72,971,742	85,240,277	1,561,268

Increase (decrease) in net assets
Operations:
Net investment income (loss)	984,865	2,531,113	318,509	31,799
Total realized gains (losses) on investments	1,260,888	(390,711)	1,163,833	166,934
Change in net unrealized appreciation (depreciation)
of investments	11,913,497	1,540,066	4,442,941	(17,972)
Net gains (losses) on investments	14,159,250	3,680,468	5,925,283	180,761
Net increase (decrease) in net assets resulting from operations	14,159,250	3,680,468	5,925,283	180,761
Policy related transactions:
Net premium payments, less sales charges and applicable
premium taxes	11,188,395	35,902,478	21,732,460	5,221,824
Contract terminations and surrenders	(3,153,931)	(2,981,774)	(3,600,640)	(41,120)
Death benefit payments	(1,034,567)	(1,469,322)	(464,703)	(6,594)
Policy loan transfers	(1,180,033)	722,276	(254,087)	—
Transfers to other contracts	(8,804,914)	(37,338,409)	(21,026,545)	(4,641,903)
Cost of insurance and administration charges	(1,501,271)	(1,334,653)	(1,732,268)	(18,095)
Mortality and expenses charges	(119,771)	(187,848)	(207,580)	(5,134)
Surrender charges (refunds)	8,779	36,420	26,319	—
Increase (decrease) in net assets from policy related transactions	(4,597,313)	(6,650,832)	(5,527,044)	508,978
Total increase (decrease)	9,561,937	(2,970,364)	398,239	689,739
Net assets as of December 31, 2024	$93,806,606	$70,001,378	$85,638,516	$2,251,007

See accompanying notes.

76

Principal Life Insurance Co
Variable Life Separate Account

Statements of Changes in Net Assets
Years ended December 31, 2024 and 2023

	T. Rowe Price Health Sciences Portfolio – II	TOPS® Managed Risk Balanced ETF Portfolio – Class 2	TOPS® Managed Risk Growth ETF Portfolio – Class 2	TOPS® Managed Risk Moderate Growth ETF Portfolio – Class 2

Net assets as of January 1, 2023	$2,320,225	$641,238	$1,027,701	$851,475
Increase (decrease) in net assets
Operations:
Net investment income (loss)	—	2,001	5,158	3,875
Total realized gains (losses) on investments	(65,922)	(75,918)	(67,109)	(114,939)
Change in net unrealized appreciation (depreciation)
of investments	97,565	135,933	177,896	204,718
Net gains (losses) on investments	31,643	62,016	115,945	93,654
Net increase (decrease) in net assets resulting from operations	31,643	62,016	115,945	93,654
Policy related transactions:
Net premium payments, less sales charges and applicable
premium taxes	481,371	97,859	86,118	131,082
Contract terminations and surrenders	(365,251)	(15,789)	(12,802)	(31,029)
Death benefit payments	—	—	—	—
Policy loan transfers	(12,983)	—	(12,036)	(72)
Transfers to other contracts	(680,055)	(23,810)	(49,386)	(3,014)
Cost of insurance and administration charges	(26,750)	(13,309)	(20,300)	(19,854)
Mortality and expenses charges	(3,898)	(999)	(1,645)	(1,603)
Surrender charges (refunds)	512	(401)	(366)	(385)
Increase (decrease) in net assets from policy related transactions	(607,054)	43,551	(10,417)	75,125
Total increase (decrease)	(575,411)	105,567	105,528	168,779
Net assets as of December 31, 2023	1,744,814	746,805	1,133,229	1,020,254

Increase (decrease) in net assets
Operations:
Net investment income (loss)	—	25,555	30,307	24,179
Total realized gains (losses) on investments	385,931	(46,233)	(24,192)	(151,410)
Change in net unrealized appreciation (depreciation)
of investments	(482,701)	76,098	85,531	197,625
Net gains (losses) on investments	(96,770)	55,420	91,646	70,394
Net increase (decrease) in net assets resulting from operations	(96,770)	55,420	91,646	70,394
Policy related transactions:
Net premium payments, less sales charges and applicable
premium taxes	22,090,760	270,196	168,910	314,244
Contract terminations and surrenders	(824,182)	(3,551)	—	—
Death benefit payments	—	—	—	—
Policy loan transfers	(22,746)	—	8,798	(75)
Transfers to other contracts	(19,117,056)	(52,889)	(34,182)	(397,481)
Cost of insurance and administration charges	(27,234)	(12,618)	(18,990)	(16,608)
Mortality and expenses charges	(8,577)	(1,912)	(4,074)	(2,820)
Surrender charges (refunds)	17,841	(1)	—	—
Increase (decrease) in net assets from policy related transactions	2,108,806	199,225	120,462	(102,740)
Total increase (decrease)	2,012,036	254,645	212,108	(32,346)
Net assets as of December 31, 2024	$3,756,850	$1,001,450	$1,345,337	$987,908

See accompanying notes.

77

Principal Life Insurance Co
Variable Life Separate Account

Statements of Changes in Net Assets
Years ended December 31, 2024 and 2023

	VanEck VIP Trust Global Resources Fund – Class S Shares	VanEck VIP Trust Global Resources Fund – Initial Class Shares	Vanguard VIF Balanced Portfolio	Vanguard VIF Equity Income Portfolio

Net assets as of January 1, 2023	$1,924,989	$10,314,833	$34,210,364	$—
Increase (decrease) in net assets
Operations:
Net investment income (loss)	46,747	218,723	737,463	—
Total realized gains (losses) on investments	129,813	91,938	1,092,381	(665)
Change in net unrealized appreciation (depreciation)
of investments	(251,690)	(666,743)	2,804,931	83,936
Net gains (losses) on investments	(75,130)	(356,082)	4,634,775	83,271
Net increase (decrease) in net assets resulting from operations	(75,130)	(356,082)	4,634,775	83,271
Policy related transactions:
Net premium payments, less sales charges and applicable
premium taxes	248,128	7,407,145	8,195,503	1,793,301
Contract terminations and surrenders	(86,713)	(509,948)	(1,777,079)	—
Death benefit payments	—	(19,869)	(243,925)	—
Policy loan transfers	(13,791)	22,906	(323,165)	—
Transfers to other contracts	(243,690)	(7,864,046)	(8,622,330)	(602)
Cost of insurance and administration charges	(46,753)	(147,104)	(583,801)	(21,566)
Mortality and expenses charges	(2,847)	(24,074)	(101,830)	(3,485)
Surrender charges (refunds)	(92)	8,718	1,959	—
Increase (decrease) in net assets from policy related transactions	(145,758)	(1,126,272)	(3,454,668)	1,767,648
Total increase (decrease)	(220,888)	(1,482,354)	1,180,107	1,850,919
Net assets as of December 31, 2023	1,704,101	8,832,479	35,390,471	1,850,919

Increase (decrease) in net assets
Operations:
Net investment income (loss)	41,266	205,580	855,441	107,969
Total realized gains (losses) on investments	61,396	(162,934)	1,594,233	247,525
Change in net unrealized appreciation (depreciation)
of investments	(149,057)	(199,147)	2,810,587	145,859
Net gains (losses) on investments	(46,395)	(156,501)	5,260,261	501,353
Net increase (decrease) in net assets resulting from operations	(46,395)	(156,501)	5,260,261	501,353
Policy related transactions:
Net premium payments, less sales charges and applicable
premium taxes	186,352	7,004,320	10,085,958	3,382,478
Contract terminations and surrenders	(68,070)	(186,229)	(3,300,327)	—
Death benefit payments	(422)	(37,501)	(253,744)	—
Policy loan transfers	(101,727)	(34,819)	(1,266,716)	15,386
Transfers to other contracts	(119,882)	(7,968,342)	(8,112,658)	(394,305)
Cost of insurance and administration charges	(46,940)	(110,328)	(634,080)	(106,304)
Mortality and expenses charges	(2,023)	(21,688)	(94,245)	(9,648)
Surrender charges (refunds)	(149)	5,422	543	—
Increase (decrease) in net assets from policy related transactions	(152,861)	(1,349,165)	(3,575,269)	2,887,607
Total increase (decrease)	(199,256)	(1,505,666)	1,684,992	3,388,960
Net assets as of December 31, 2024	$1,504,845	$7,326,813	$37,075,463	$5,239,879

See accompanying notes.

78

Principal Life Insurance Co
Variable Life Separate Account

Statements of Changes in Net Assets
Years ended December 31, 2024 and 2023

	Vanguard VIF Equity Index Portfolio	Vanguard VIF Global Bond Index Portfolio	Vanguard VIF International Portfolio	Vanguard VIF Mid-Cap Index Portfolio

Net assets as of January 1, 2023	$181,151,797	$2,932,227	$—	$130,179,140
Increase (decrease) in net assets
Operations:
Net investment income (loss)	2,848,773	57,248	—	1,954,599
Total realized gains (losses) on investments	12,075,425	(10,111)	(39)	2,309,764
Change in net unrealized appreciation (depreciation)
of investments	31,997,359	146,295	84,558	15,139,085
Net gains (losses) on investments	46,921,557	193,432	84,519	19,403,448
Net increase (decrease) in net assets resulting from operations	46,921,557	193,432	84,519	19,403,448
Policy related transactions:
Net premium payments, less sales charges and applicable
premium taxes	59,745,797	130,656	933,471	57,326,611
Contract terminations and surrenders	(10,996,008)	—	—	(10,154,678)
Death benefit payments	(529,768)	—	—	(360,871)
Policy loan transfers	181,940	(3,083)	(650)	(143,098)
Transfers to other contracts	(50,566,724)	(32,330)	—	(57,540,738)
Cost of insurance and administration charges	(2,641,882)	(33,080)	(2,637)	(1,934,580)
Mortality and expenses charges	(433,555)	(5,276)	(422)	(316,860)
Surrender charges (refunds)	(15)	—	—	132,358
Increase (decrease) in net assets from policy related transactions	(5,240,215)	56,887	929,762	(12,991,856)
Total increase (decrease)	41,681,342	250,319	1,014,281	6,411,592
Net assets as of December 31, 2023	222,833,139	3,182,546	1,014,281	136,590,732

Increase (decrease) in net assets
Operations:
Net investment income (loss)	3,293,937	120,138	13,295	1,973,726
Total realized gains (losses) on investments	23,195,972	(14,348)	90,291	8,029,957
Change in net unrealized appreciation (depreciation)
of investments	29,320,524	(10,687)	(2,888)	8,921,484
Net gains (losses) on investments	55,810,433	95,103	100,698	18,925,167
Net increase (decrease) in net assets resulting from operations	55,810,433	95,103	100,698	18,925,167
Policy related transactions:
Net premium payments, less sales charges and applicable
premium taxes	121,630,187	1,461,139	144,319	110,287,410
Contract terminations and surrenders	(9,140,608)	(33,005)	—	(13,685,230)
Death benefit payments	(1,836,156)	—	—	(422,066)
Policy loan transfers	(2,931,826)	(3,245)	(294)	(1,946,556)
Transfers to other contracts	(117,154,182)	(172,001)	(502,381)	(105,405,210)
Cost of insurance and administration charges	(3,088,907)	(45,142)	(6,296)	(1,794,386)
Mortality and expenses charges	(615,762)	(11,915)	(2,881)	(349,160)
Surrender charges (refunds)	(50)	1,157	—	390,192
Increase (decrease) in net assets from policy related transactions	(13,137,304)	1,196,988	(367,533)	(12,925,006)
Total increase (decrease)	42,673,129	1,292,091	(266,835)	6,000,161
Net assets as of December 31, 2024	$265,506,268	$4,474,637	$747,446	$142,590,893

See accompanying notes.

79

Vanguard VIF Real Estate Index Portfolio	Wanger International

$—	$2,013,236

—	7,170
—	(160,673)

—	490,933
—	337,430
—	337,430

—	1,139,122
—	(94,039)
—	(1,173)
—	(4,286)
—	(964,312)
—	(35,469)
—	(4,239)
—	1,860
—	37,464
—	374,894
—	2,388,130

—	30,858
333	(128,661)

(13,559)	(86,527)
(13,226)	(184,330)
(13,226)	(184,330)

1,484,609	1,219,958
—	(148,927)
—	(2,847)
—	(15,288)
(1,156,965)	(1,176,601)
(635)	(30,732)
(211)	(6,043)
—	4,720
326,798	(155,760)
313,572	(340,090)
$313,572	$2,048,040

80

Principal Life Insurance Co
Variable Life Separate Account

Notes to Financial Statements

December 31, 2024

1. Nature of Operations and Significant Accounting Policies

Description of Business

Principal Life Insurance Co Variable Life Separate Account (“the Separate Account”) is a segregated investment account of Principal Life Insurance Co (“Principal Life”) and is registered under the Investment Company Act of 1940 as a unit investment trust, with no stated limitations on the number of authorized units. As directed by eligible contractholders, each division (i.e., subaccount) of the Separate Account invests exclusively in shares representing interests in a corresponding investment option. As of December 31, 2024, contractholder investment options included the following diversified open-end management investment companies:

Principal Variable Contracts Funds, Inc. – Class 1: (1)
Bond Market Index Account
Core Plus Bond Account
Diversified Balanced Account
Diversified International Account
Equity Income Account
Global Emerging Markets Account
Government & High Quality Bond Account
LargeCap Growth Account I
LargeCap S&P 500 Index Account
MidCap Account
Principal Capital Appreciation Account
Principal LifeTime 2020 Account
Principal LifeTime 2030 Account
Principal LifeTime 2040 Account
Principal LifeTime 2050 Account
Principal LifeTime 2060 Account
Principal LifeTime Strategic Income Account
Real Estate Securities Account
Strategic Asset Management (''SAM'') Portfolios:
Balanced Portfolio
Conservative Balanced Portfolio
Conservative Growth Portfolio
Flexible Income Portfolio
Strategic Growth Portfolio
Short-Term Income Account
SmallCap Account
AllianceBernstein VPS:
Discovery Value Portfolio – Class A
International Value Portfolio – Class A
Small Cap Growth Portfolio – Class A
        Sustainable Global Thematic Portfolio – Class A
Allspring VT:
        Discovery All Cap Growth Fund – Class 2
        Index Asset Allocation Fund – Class 2
American Funds Insurance Series:
138

Principal Life Insurance Co
Variable Life Separate Account

Notes to Financial Statements

December 31, 2024

Capital World Bond Fund – Class 2 Shares
Global Balanced Fund – Class 2 Shares
Global Small Capitalization Fund – Class 2 Shares
Growth Fund – Class 2 Shares
International Fund – Class 2 Shares
New World Fund – Class 2 Shares
Washington Mutual Investors Fund – Class 2 Shares
BNY Mellon IP:
MidCap Stock Portfolio – Service Shares
Technology Growth Portfolio – Service Shares
BNY Mellon Sustainable U.S. Equity Portfolio, Inc. – Service Shares:
BNY Mellon VIF:
Appreciation Portfolio – Service Shares
Opportunistic Small Cap Portfolio – Service Shares
ClearBridge:
Variable Mid Cap Portfolio – Class I Shares
Variable Small Cap Growth Portfolio – Class I Shares
CVT:
EAFE International Index Portfolio – Class F
Investment Grade Bond Index Portfolio – Class I
Russell 2000 Small Cap Index Portfolio – Class F
S&P 500 Index Portfolio
S&P MidCap 400 Index Portfolio – Class F
DWS:
Alternative Asset Allocation VIP – Class B
Small Mid Cap Value VIP – Class B
Fidelity VIP:
Asset Manager Portfolio – Service Class 2
Consumer Staples Portfolio – Service Class 2 (3)
Contrafund® Portfolio – Initial Class
Contrafund® Portfolio – Service Class 2
Energy Portfolio – Service Class 2 (3)
Equity-Income Portfolio – Initial Class
Equity-Income Portfolio – Service Class 2
Extended Market Index Portfolio – Service Class 2
Government Money Market Portfolio – Service Class
Growth Portfolio – Service Class 2
High Income Portfolio – Initial Class
High Income Portfolio – Service Class 2
International Index Portfolio – Service Class 2
Mid Cap Portfolio – Service Class 2
Strategic Income Portfolio – Service Class 2
Total Market Index Portfolio – Service Class 2
Franklin Templeton VIP Trust:
Franklin Income VIP Fund – Class 2
Franklin Mutual Global Discovery VIP Fund – Class 2
Franklin Mutual Shares VIP Fund – Class 2
138

Principal Life Insurance Co
Variable Life Separate Account

Notes to Financial Statements

December 31, 2024

Franklin Rising Dividends VIP Fund – Class 2
Franklin Small Cap Value VIP Fund – Class 2
Franklin Strategic Income VIP Fund – Class 2
Franklin U.S. Government Securities VIP Fund – Class 2
Templeton Developing Markets VIP Fund – Class 2
Templeton Foreign VIP Fund – Class 2
Templeton Global Bond VIP Fund – Class 2
Goldman Sachs VIT:
Small Cap Equity Insights Fund – Institutional Shares
Invesco V.I.:
American Franchise Fund – Series I Shares
American Franchise Fund – Series II Shares
American Value Fund – Series I Shares
Core Equity Fund – Series I Shares
Core Equity Fund – Series II Shares
Discovery Mid Cap Growth Fund – Series I Shares
EQV International Equity Fund – Series I Shares
Global Real Estate Fund – Series I Shares
Health Care Fund – Series I Shares
Main Street Mid Cap Fund – Series II Shares
Main Street Small Cap Fund – Series II Shares
Small Cap Equity Fund – Series I Shares
Technology Fund – Series I Shares
Janus Henderson Global Sustainable Equity Portfolio – Service Shares:
Janus Henderson Series:
Balanced Portfolio – Service Shares
Enterprise Portfolio – Service Shares
Flexible Bond Portfolio – Service Shares
Forty Portfolio – Service Shares
Global Research Portfolio – Service Shares
Global Technology and Innovation Portfolio – Service Shares
Overseas Portfolio – Service Shares
Lord Abbett Series Fund:
Developing Growth Portfolio – Class VC
LVIP American Century:
Capital Appreciation Fund – Service Class
Disciplined Core Value Fund – Service Class
Disciplined Core Value Fund – Standard Class II
Inflation Protection Fund – Service Class
International Fund – Service Class
Mid Cap Value Fund – Service Class
Ultra Fund – Service Class
Ultra Fund – Standard Class II
Value Fund – Service Class
LVIP JPMorgan:
Core Bond Fund – Standard Class
Small Cap Core Fund – Standard Class
138

Principal Life Insurance Co
Variable Life Separate Account

Notes to Financial Statements

December 31, 2024

Macquarie VIP:
Small Cap Value Series – Service Class
MFS®:
Blended Research® Small Cap Equity Portfolio – Service Class
Global Equity Series – Service Class
Growth Series – Service Class
Inflation–Adjusted Bond Portfolio – Service Class
International Intrinsic Value Portfolio – Service Class
Mid Cap Growth Series – Service Class
Mid Cap Value Portfolio – Service Class
New Discovery Series – Service Class
New Discovery Value Portfolio – Service Class
Research International Portfolio – Service Class
Total Return Series – Service Class
Utilities Series – Service Class
Value Series – Service Class
Neuberger Berman AMT:
Mid Cap Growth Portfolio – Class S Shares
Sustainable Equity Portfolio – Class I Shares
PIMCO VIT:
All Asset Portfolio – Administrative Class
CommodityRealReturn® Strategy Portfolio – Administrative Class
Emerging Markets Bond Portfolio – Administrative Class
High Yield Portfolio – Administrative Class
Long-Term U.S. Government Portfolio – Administrative Class
Low Duration Portfolio – Administrative Class
Real Return Portfolio – Administrative Class
Short-Term Portfolio – Administrative Class
Total Return Portfolio – Administrative Class
Putnam VT:
International Equity Fund – Class IB
International Value Fund – Class IB
Large Cap Growth Fund – Class IB
Large Cap Value Fund – Class IB
Small Cap Growth Fund – Class IB
Small Cap Value Fund – Class IB
Rydex VI:
Basic Materials Fund
Utilities Fund
T. Rowe Price:
Equity Income Portfolio – II
Health Sciences Portfolio – II
TOPS® Managed Risk:
Balanced ETF Portfolio – Class 2
Growth ETF Portfolio – Class 2
Moderate Growth ETF Portfolio – Class 2
VanEck VIP Trust:
138

Principal Life Insurance Co
Variable Life Separate Account

Notes to Financial Statements

December 31, 2024

Global Resources Fund – Class S Shares
Global Resources Fund – Initial Class Shares
Vanguard VIF:
Balanced Portfolio
Conservative Allocation Portfolio (2)
Equity Income Portfolio
Equity Index Portfolio
Global Bond Index Portfolio
International Portfolio
Mid-Cap Index Portfolio
Real Estate Index Portfolio
Wanger International

(1)Organized by Principal Life.
(2)These funds were available for purchase on June 3, 2023, but has not yet had any policy activity, so the ending asset & unit balances are zero. They have been excluded from the financials and notes 4-6 for 2024.
(3)These funds were available for purchase on June 3, 2024, but has not yet had any policy activity, so the ending asset & unit balances are zero. They have been excluded from the financials and notes 4-6 for 2024.

    During 2024, the following divisions were liquidated and subsequently reinvested:

			Transferred
Date	Liquidated Division	Reinvested Division	Assets
March 1, 2024	AllianceBernstein VPS Sustainable International Thematic Portfolio – Class A	Fidelity VIP Government Money Market Portfolio – Service Class	$1,002,923
April 27, 2024	American Century VP Capital Appreciation – Class II	LVIP American Century Capital Appreciation Fund – Service Class	2,477,634
April 27, 2024	American Century VP Disciplined Core Value – Class I	LVIP American Century Disciplined Core Value Fund – Standard Class II	3,339,769
April 27, 2024	American Century VP Disciplined Core Value – Class II	LVIP American Century Disciplined Core Value Fund – Service Class	8,173,140
April 27, 2024	American Century VP Inflation Protection – Class II	LVIP American Century Inflation Protection Fund – Service Class	2,039,100
April 27, 2024	American Century VP International – Class II	LVIP American Century International Fund – Service Class	1,991,277
April 27, 2024	American Century VP Mid Cap Value – Class II	LVIP American Century Mid Cap Value Fund – Service Class	32,893,632
April 27, 2024	American Century VP Ultra – Class I	LVIP American Century Ultra Fund – Standard Class II	3,452,602
April 27, 2024	American Century VP Ultra – Class II	LVIP American Century Ultra Fund – Service Class	8,270,968
April 27, 2024	American Century VP Value – Class II	LVIP American Century Value Fund – Service Class	30,272,603

138

Principal Life Insurance Co
Variable Life Separate Account

Notes to Financial Statements

December 31, 2024

The assets of the Separate Account are owned by Principal Life. The assets of the Separate Account support the following variable life insurance contracts of Principal Life and may not be used to satisfy the liabilities arising from any other business of Principal Life:

Principal® Benefit Variable Universal Life contracts;
Principal® Benefit Variable Universal Life II contracts;
Principal® Executive Variable Universal Life contracts;
Principal® Executive Variable Universal Life II contracts;
Principal® Executive Variable Universal Life III contracts;
Principal® Flexible Variable Life contracts;
PrinFlex Life® contracts;
Principal® Survivorship Flexible Premium Variable Universal Life contracts;
Principal® Variable Universal Life Accumulator contracts;
Principal® Variable Universal Life Accumulator II contracts;
Principal® Variable Universal Life Income contracts;
Principal® Variable Universal Life Income II contracts and
Principal® Variable Universal Life Income IV contracts.

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements and accompanying notes of the Separate Account in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported and disclosed. These estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed in the financial statements and accompanying notes.

Investments

Investments are stated at the closing net asset value (“NAV”) per share on December 31, 2024. Realized capital gains (losses) on sales of investments are determined on the basis of specific identification under the first-in, first-out method. Investment transactions are accounted for on a trade date basis. Dividends and realized gains (losses) on investments are recognized on an accrual basis as of the ex-dividend date and are automatically reinvested in shares of the funds on the payable date.

Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels. The level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety considering factors specific to the asset or liability.

•Level 1 – Fair values are based on unadjusted quoted prices in active markets for identical assets or liabilities.

•Level 2 – Fair values are based on inputs other than quoted prices within Level 1 that are observable for the asset or liability, either directly or indirectly.

•Level 3 – Fair values are based on at least one significant unobservable input for the asset or liability.
138

Principal Life Insurance Co
Variable Life Separate Account

Notes to Financial Statements

December 31, 2024

All investments of the open-end management investment companies listed above represent investments in mutual funds for which a daily NAV is calculated and published. Therefore, the investments fall into Level 1 of the fair value hierarchy.

Recent Accounting Pronouncements
As of December 31, 2024, the Separate Account adopted the Improvements to Reportable Segment standard. Adoption of the new standard impacted financial statement disclosures only and did not affect the Separate Account’s statement of assets and liabilities, statement of operations or statement of changes in net assets. The intent of this authoritative guidance is to enhance disclosures about a public entity’s reportable segments and addresses requests from investors for additional, more detailed information about a reportable segment’s expenses.

138

Principal Life Insurance Co
Variable Life Separate Account

Notes to Financial Statements

December 31, 2024

Segment Information

An operating segment is defined as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The CODM is responsible for deciding which divisions are made available to policyholders and the ongoing assessment of those divisions.

The Variable Life Registered Separate Accounts Governance Committee acts as the Separate Account’s CODM assessing performance and making decisions about variable life insurance products. Each division represents a single operating segment, as the CODM monitors the operating results of the division and as a whole, the division’s long-term strategic asset allocation is pre-determined based on a defined investment strategy. The change in net assets resulting from operations, which is used by the CODM to assess the segment’s performance is consistent with that presented within the division’s financial statements. Segment assets are reflected on the accompanying Statement of Assets and Liabilities as total net assets and significant segment expenses are listed on the accompanying Statement of Operations.

2. Expenses and Related Party Transactions

Principal Life is compensated for the following expenses and charges:

Principal® Benefit Variable Universal Life contracts – Principal Life assumes a risk that expenses incurred in issuing and administering a policy are greater than originally estimated. The expense charge is deducted at an annual rate of 0.40% of the net policy value in years one through ten and 0.30% thereafter to cover this risk. A cost of insurance charge, which is based on Principal Life’s expected future mortality experience, is deducted as compensation for insurance charges. All charges are assessed through the redemption of units. In all years, a sales charge of 6.50% of premiums less than or equal to target premium is deducted from each payment on behalf of each participant. The sales charge in excess of target premium is reduced to 5.00% in years one through five. After the fifth year, the sales charge is 6.50% of premiums paid. A tax charge of 2.20% for state and local taxes and 1.25% for federal taxes is deducted from each premium payment on behalf of each participant. The sales and tax charges are deducted from contributions by Principal Life prior to their transfer to the Separate Account.

Principal® Benefit Variable Universal Life II contracts – Principal Life assumes a risk that expenses incurred in issuing and administering a policy are greater than originally estimated. The expense charge is deducted at an annual rate of 0.70% of the net policy value in years one through ten and 0.30% thereafter to cover this risk. A cost of insurance charge, which is based on Principal Life’s expected future mortality experience, is deducted as compensation for insurance charges. All charges are assessed through the redemption of units. In policy years one through five, a sales charge of 6.70% of premiums paid up to target premium and 5.20% of premiums paid in excess of target premium is deducted from each payment on behalf of each participant. In policy years six and thereafter, a sales charge of 6.70% of premiums paid is deducted from each payment on behalf of each participant. A tax charge of 2.00% for state and local taxes and 1.25% for federal taxes is deducted from each premium payment on behalf of each participant. The sales and tax charges are deducted from contributions by Principal Life prior to their transfer to the Separate Account.

Principal® Executive Variable Universal Life contracts – Principal Life assumes a risk that expenses incurred in issuing and administering a policy are greater than originally estimated. The expense charge is deducted at an annual rate of 0.30% of the net policy value to cover this risk. A cost of insurance charge, which is based on Principal Life’s expected future mortality experience, is deducted as compensation for insurance charges. All charges are assessed through the
138

Principal Life Insurance Co
Variable Life Separate Account

Notes to Financial Statements

December 31, 2024

redemption of units. In the first year, a sales charge of 4.50% of premiums paid up to target premium is deducted from each payment on behalf of each participant. In years two through five, a sales charge of 7.00% of premiums paid up to target premium is deducted from each payment on behalf of each participant. In years six through ten, a sales charge of 3.00% of premiums paid up to target premium is deducted from each payment on behalf of each participant. No sales charge is deducted after year ten. A tax charge of 2.00% for state and local taxes and 1.25% for federal taxes is deducted from each payment on behalf of each participant. The sales and tax charges are deducted from contributions by Principal Life prior to their transfer to the Separate Account.

Principal® Executive Variable Universal Life II contracts – Principal Life assumes a risk that expenses incurred in issuing and administering a policy are greater than originally estimated. The maximum expense charge is deducted at an annual rate of 0.30% of the net policy value to cover this risk. A cost of insurance charge, which is based on Principal Life’s expected future mortality experience, is deducted as compensation for insurance charges. All charges are assessed through the redemption of units. In the first year, a sales charge of 3.75% of premiums paid is deducted from each payment on behalf of each participant. In years two through five, a sales charge of 7.00% of premiums paid is deducted from each payment on behalf of each participant. In years six through ten, a sales charge of 5.75% of premiums paid is deducted from each payment on behalf of each participant. Each year thereafter, a sales charge of 3.00% of premiums paid is deducted from each payment on behalf of each participant. A tax charge of 2.00% for state and local taxes and 1.25% for federal taxes is deducted from each premium payment on behalf of each participant. The sales and tax charges are deducted from contributions by Principal Life prior to their transfer to the Separate Account.

Principal® Executive Variable Universal Life III contracts – Principal Life assumes a risk that expenses incurred in issuing and administering a policy are greater than originally estimated. The expense charge is deducted at an annual rate of 0.35% of the net policy value in years one through five, 0.30% in years six through fifteen, and 0.25% thereafter to cover this risk. A cost of insurance charge, which is based on Principal Life’s expected future mortality experience, is deducted as compensation for insurance charges. All charges are assessed through the redemption of units. In the first year, a sales charge of 3.00% of premiums paid is deducted from each payment on behalf of each participant. In years two through seven, a sales charge of 6.50% of premiums paid is deducted from each payment on behalf of each participant. Each year thereafter, a sales charge of 2.50% of premiums paid is deducted from each payment on behalf of each participant. A tax charge of 3.25% for state, local and federal taxes is deducted from each premium payment on behalf of each participant. The sales and tax charges are deducted from contributions by Principal Life prior to their transfer to the Separate Account.

Principal® Flexible Variable Life contracts – Mortality and expense risks assumed by Principal Life are compensated for by a daily charge resulting in a monthly reduction of the unit value equivalent to an annual rate of 0.75% of the policy value. An annual administration charge of $60 for each policy and a cost of insurance charge, which is based on Principal Life’s expected future mortality experience, are deducted on a monthly basis through the redemption of units as compensation for administrative and insurance expenses, respectively. A sales charge of 5.00% and a tax charge of 2.00% of premiums paid are deducted from each payment on behalf of each participant. The sales and tax charges are deducted from the contributions by Principal Life prior to their transfer to the Separate Account. In addition, a surrender charge up to a maximum of 25.00% of the minimum first year premium may be imposed upon total surrender or termination of a policy for insufficient value.

PrinFlex Life® contracts – Mortality and expense risks assumed by Principal Life are compensated for by a charge equivalent to an annual rate of 0.90% of the division values through the ninth policy year. Each month thereafter, the charge will be deducted at an annual rate of 0.27% of the division values. A monthly administration charge of $0.60 for each $1,000 of policy face amount (with a maximum charge of $25 per month) will be deducted from policies in their first policy year. After the first policy year, the administration charge is $10 per month. A cost of insurance charge,
138

Principal Life Insurance Co
Variable Life Separate Account

Notes to Financial Statements

December 31, 2024

which is based on Principal Life’s expected future mortality experience, is also deducted as compensation for insurance charges. All charges are assessed through the redemption of units. A sales charge of 2.75% of premiums paid less than or equal to target premium and 0.75% of premiums in excess of target premium is deducted from premium payments on behalf of each participant. A tax charge of 2.20% for state and local taxes and 1.25% for federal taxes is also deducted from each premium payment on behalf of each participant. The sales and tax charges are deducted from contributions by Principal Life prior to their transfer to the Separate Account.

Principal® Survivorship Flexible Premium Variable Universal Life contracts – Mortality and expense risks assumed by Principal Life are compensated for by a monthly charge equivalent to an annual rate of 0.80% of the division values through the ninth policy year. Each month thereafter, the charge is deducted at an annual rate of 0.30% of the division values. A monthly administration charge of $8 is deducted from policies. An additional monthly administration charge of $0.08 per $1,000 of face amount is deducted in the first ten years (and ten years after an increase in the face amount). The charge of $0.08 is increased by $0.005 per $1,000 for each insured classified as a smoker. In years 11 through 20 (after issue or adjustment) an additional monthly charge of $0.04 per $1,000 of face amount is deducted. After policy year 21, an additional monthly charge of $0.02 per $1,000 of face amount is deducted. A cost of insurance charge, which is based on Principal Life’s expected future mortality experience, is also deducted as compensation for insurance charges. All charges are assessed through the redemption of units. In policy years one through ten, a sales charge of 5.00% of premiums paid less than or equal to target premium and 2.00% of premiums paid in excess of target is deducted from each payment on behalf of each participant. Each year thereafter, a sales charge of 2.00% of premiums paid is deducted from each premium payment on behalf of each participant. A tax charge of 2.20% for state and local taxes and 1.25% for federal taxes is deducted from each premium payment on behalf of each participant. The sales and tax charges are deducted from contributions by Principal Life prior to their transfer to the Separate Account.

Principal® Variable Universal Life Accumulator contracts – Mortality and expense risks assumed by Principal Life are compensated for by a monthly charge equivalent to an annual rate of 0.70% of the policy value through the tenth policy year. Each month thereafter, the charge will be deducted at a rate equivalent to 0.20% of the policy value per year. The current administrative charge is $25 per month during the first policy year. After the first policy year, the administrative charge is $10 per month. A cost of insurance charge, which is based on Principal Life’s expected future mortality experience, is deducted as compensation for insurance charges. All charges are assessed through the redemption of units. A sales charge of 3.00% of premiums paid is deducted from each payment on behalf of each participant during the first five policy years. A tax charge of 2.20% for state and local taxes and 1.25% for federal taxes is deducted from each premium payment on behalf of each participant. The sales and tax charges are deducted from contributions by Principal Life prior to their transfer to the Separate Account.

Principal® Variable Universal Life Accumulator II contracts – Mortality and expense risks assumed by Principal Life are compensated for by a monthly charge equivalent to an annual rate of 0.70% of the policy value through the tenth policy year. Each month thereafter, the charge will be deducted at a rate equivalent to 0.20% of the policy value per year. The current monthly administrative charge is $25 per month during the first policy year. After the first policy year, the administrative charge is $10 per month. A cost of insurance charge, which is based on Principal Life’s expected future mortality experience, is deducted as compensation for insurance charges. All charges are assessed through the redemption of units. A sales charge of 3.00% of premiums paid up to surrender target premium and a sale charge of 1.25% of premiums in excess of surrender target premium is deducted from each payment on behalf of each participant. A tax charge of 2.00% for state and local taxes and 1.25% for federal taxes is deducted from each premium payment on behalf of each participant. The sales and tax charges are deducted from contributions by Principal Life prior to their transfer to the Separate Account.

138

Principal Life Insurance Co
Variable Life Separate Account

Notes to Financial Statements

December 31, 2024

Principal® Variable Universal Life Income contracts – Mortality and expense risks assumed by Principal Life are compensated for by a monthly charge equivalent to an annual rate of 0.70% of the policy value through the tenth policy year. The current monthly administrative charge is $25 per month during the first policy year. After the first policy year, the administrative charge is $10 per month. A cost of insurance charge, which is based on Principal Life’s expected future mortality experience, is deducted as compensation for insurance charges. All charges are assessed through the redemption of units. A sales charge of 3.00% of premiums paid (without the surrender charge adjustment rider) is deducted from each payment on behalf of each participant. A tax charge of 2.00% for state and local taxes and 1.25% for federal taxes is deducted from each premium payment on behalf of each participant. The sales and tax charges are deducted from contributions by Principal Life prior to their transfer to the Separate Account.

Principal® Variable Universal Life Income II contracts – For policies issued prior to May 18, 2009, asset based charges assumed by Principal Life are compensated for by a monthly charge equivalent to an annual rate of 0.70% of the asset value of each policy. The current administrative charge is $25 per month. A cost of insurance charge, which is based on Principal Life's expected future mortality experience, is deducted as compensation for insurance charges. All charges are assessed through the redemption of units. A sales charge of 4.50% of premiums is deducted from each payment on behalf of each participant. A tax charge of 2.00% for state and local taxes and 1.25% for federal taxes is deducted from each premium payment on behalf of each participant. The sales and tax charges are deducted from contributions by Principal Life prior to their transfer to the Separate Account. For policies issued May 18, 2009 and after, asset based charges assumed by Principal Life are compensated for by a monthly charge equivalent to an annual rate of 0.50% of the asset value of each policy through the tenth policy year. The current administrative charge is $25 per month during the first policy year. After the first policy year, the administrative charge is $10 per month. A cost of insurance charge, which is based on Principal Life's expected future mortality experience, is deducted as compensation for insurance charges. All charges are assessed through the redemption of units. A sales charge of 3.00% of premiums paid is deducted from each payment on behalf of each participant. A tax charge of 2.00% for state and local taxes and 1.25% for federal taxes is deducted from each premium payment on behalf of each participant. The sales and tax charges are deducted from contributions by Principal Life prior to their transfer to the Separate Account.

Principal® Variable Universal Life Income IV contracts - The current administrative charge is $10 per month. A cost of insurance charge, which is based on Principal Life’s expected future mortality experience, is deducted as compensation for insurance charges. All charges are assessed through the redemption of units. A sales charge of 4.00% of premiums paid up to target premium is deducted from each payment on behalf of each participant during the first policy year. In policy years two and later, the sales charge is 2.00% of premiums paid up to target premium. A tax charge of 2.00% for state and local taxes and 1.25% for federal taxes is deducted from each premium payment on behalf of each participant. The sales and tax charges are deducted from contributions by Principal Life prior to their transfer to the Separate Account.
During the year ended December 31, 2024, investment advisory and management fees were paid indirectly to Principal Global Investors, LLC (“Manager”) (wholly owned by Principal Financial Services, Inc.) in its capacity as advisor to Principal Variable Contracts Funds, Inc. computed at an annual percentage rate of each of the Account’s average daily net assets. A portion of the management fee is paid by the Manager to the sub-advisor of each of the Accounts, some of which are affiliates of the Manager. The annual rate paid by the SAM Portfolios is based upon the aggregate average daily net assets (“aggregate net assets”) of the SAM Portfolios. The investment advisory and management fee schedule for the SAM Portfolios is 0.25% of aggregate net assets up to the first $1 billion and 0.20% of aggregate net assets over $1 billion. The Principal LifeTime Accounts do not pay investment advisory and management fees.

The annual rates used in this calculation for each of the other Accounts are shown in the following tables:

138

Principal Life Insurance Co
Variable Life Separate Account

Notes to Financial Statements

December 31, 2024

		Net Assets of Accounts
		(in millions)
		First $100	Next $100	Next $100	Next $100	Thereafter
Core Plus Bond Account		0.50%	0.45%	0.40%	0.35%	0.30%
Government & High Quality Bond Account		0.50	0.48	0.46	0.45	0.44
LargeCap Growth Account I		0.80	0.75	0.70	0.65	0.60
Real Estate Securities Account		0.79	0.77	0.73	0.70	0.68
SmallCap Account		0.85	0.80	0.75	0.70	0.65

	Net Assets of Accounts
	(in millions)
	First $100	Next $100	Next $100	Next $100	Next $300	Next $300	Thereafter
Equity Income Account	0.60%	0.55%	0.50%	0.45%	0.40%	0.39%	0.38%
MidCap Account	0.65	0.60	0.55	0.50	0.45	0.44	0.43

		Net Assets of Accounts
		(in millions)
		First $250	Next $250	Next $250	Next $250	Thereafter
Diversified International Account		0.81%	0.78%	0.75%	0.70%	0.65%
Global Emerging Markets Account		1.00	0.98	0.96	0.95	0.90

	Net Assets of Accounts
	(in millions)
	First $500	Over $500
Principal Capital Appreciation Account	0.625%	0.50%
Short-Term Income Account	0.40	0.39

	Net Assets of Accounts
	(in billions)
	First $3	Over $3
LargeCap S&P 500 Index Account	0.20%	0.18%

	All Net Assets
Bond Market Index Account	0.14%
Diversified Balanced Account	0.05

The Manager has contractually agreed to waive certain of the Accounts’ investment advisory and management fees. The expense waiver will reduce the Accounts’ investment advisory and management fees. The waivers are expressed as a percentage of average daily net assets on an annualized basis during the reported period. The waivers were as follows:

138

Principal Life Insurance Co
Variable Life Separate Account

Notes to Financial Statements

December 31, 2024

	From January 1, 2024 through December 31, 2024
	All Classes	Expiration
LargeCap Growth Account I	0.016%	April 30, 2025

The Manager has contractually agreed to limit the expenses (excluding interest expense, expenses related to account investments, acquired account fees and expenses, and tax reclaim recovery expenses and other extraordinary expenses) for certain classes of shares of certain of the Accounts. The reductions and reimbursements are in amounts that maintain total operating expenses at or below certain limits. The limits are expressed as a percentage of average daily net assets attributable to each class of shares on an annualized basis during the reporting period. The expenses borne by the Manager are subject to reimbursement by the Accounts through the fiscal year end, provided no reimbursement will be made if it would result in the Accounts exceeding the total operating expense limits. Any amounts outstanding at the end of the year are shown as an expense reimbursement from Manager or expense reimbursement to Manager on the statements of assets and liabilities. The operating expense limits, were as follows:

	From January 1, 2024 through December 31, 2024
	Class 1	Expiration
LargeCap Growth Account I	0.69	April 30, 2025

3. Federal Income Taxes

The operations of the Separate Account are a part of the operations of Principal Life. Under current practice, no federal income taxes are allocated by Principal Life to the operations of the Separate Account.
138

Principal Life Insurance Co
Variable Life Separate Account

Notes to Financial Statements

December 31, 2024

4. Purchases and Sales of Investments

The aggregate cost of purchases and proceeds from sales of investments were as follows for the year ended December 31, 2024:

Division	Purchases	Sales

AllianceBernstein VPS Discovery Value Portfolio – Class A	$2,299,876	$1,981,414

AllianceBernstein VPS International Value Portfolio – Class A	$704,226	$1,311,839

AllianceBernstein VPS Small Cap Growth Portfolio – Class A	$272,963	$602,398

AllianceBernstein VPS Sustainable Global Thematic Portfolio – Class A	$676,929	$917,949

Allspring VT Discovery All Cap Growth Fund – Class 2	$526,524	$2,226,908

Allspring VT Index Asset Allocation Fund – Class 2	$441,069	$205,466

American Funds Insurance Series – Capital World Bond Fund – Class 2 Shares	$2,282,675	$1,097,407

American Funds Insurance Series – Global Balanced Fund – Class 2 Shares	$1,026,502	$572,306

American Funds Insurance Series – Global Small Capitalization Fund – Class 2 Shares	$27,862	$42,161

American Funds Insurance Series – Growth Fund – Class 2 Shares	$22,261,441	$17,980,480

American Funds Insurance Series – International Fund – Class 2 Shares	$3,615,587	$6,061,567

American Funds Insurance Series – New World Fund – Class 2 Shares	$14,833,464	$19,904,853

American Funds Insurance Series – Washington Mutual Investors Fund – Class 2 Shares	$10,007,592	$11,580,469

BNY Mellon IP MidCap Stock Portfolio – Service Shares	$17,996,984	$16,584,088

BNY Mellon IP Technology Growth Portfolio – Service Shares	$6,416,700	$6,894,034

BNY Mellon Sustainable U.S. Equity Portfolio, Inc. – Service Shares	$167,119	$144,387

BNY Mellon VIF Appreciation Portfolio – Service Shares	$1,006,890	$1,029,199

BNY Mellon VIF Opportunistic Small Cap Portfolio – Service Shares	$537,532	$957,366

138

Principal Life Insurance Co
Variable Life Separate Account

Notes to Financial Statements

December 31, 2024

Bond Market Index Account – Class 1	$82,321,000	$80,272,201

ClearBridge Variable Mid Cap Portfolio – Class I Shares	$171,900	$184,733

Division	Purchases	Sales

ClearBridge Variable Small Cap Growth Portfolio – Class I Shares	$14,978,055	$18,504,733

Core Plus Bond Account – Class 1	$40,109,380	$32,002,020

CVT EAFE International Index Portfolio – Class F	$5,646,065	$2,968,353

CVT Investment Grade Bond Index Portfolio – Class I	$2,000,358	$1,366,419

CVT Russell 2000 Small Cap Index Portfolio – Class F	$140,089,697	$139,588,542

CVT S&P 500 Index Portfolio	$1,251,642	$883,459

CVT S&P MidCap 400 Index Portfolio – Class F	$421,958	$260,236

Diversified Balanced Account – Class 1	$2,598,373	$1,908,104

Diversified International Account – Class 1	$37,064,142	$45,495,144

DWS Alternative Asset Allocation VIP – Class B	$151,531	$153,994

DWS Small Mid Cap Value VIP – Class B	$2,676,798	$3,217,223

Equity Income Account – Class 1	$52,536,807	$64,082,046

Fidelity VIP Asset Manager Portfolio – Service Class 2	$306,290	$244,451

Fidelity VIP Contrafund® Portfolio – Initial Class	$16,829,361	$9,750,662

Fidelity VIP Contrafund® Portfolio – Service Class 2	$39,010,527	$36,210,725

Fidelity VIP Equity-Income Portfolio – Initial Class	$2,968,817	$2,384,212

Fidelity VIP Equity-Income Portfolio – Service Class 2	$6,594,267	$4,969,546

Fidelity VIP Extended Market Index Portfolio – Service Class 2	$1,505,830	$458,423

Fidelity VIP Government Money Market Portfolio – Service Class	$489,955,569	$504,510,388

Fidelity VIP Growth Portfolio – Service Class 2	$66,873,281	$48,557,195

138

Principal Life Insurance Co
Variable Life Separate Account

Notes to Financial Statements

December 31, 2024

Fidelity VIP High Income Portfolio – Initial Class	$896,819	$587,801

Fidelity VIP High Income Portfolio – Service Class 2	$3,865,222	$3,835,712

Fidelity VIP International Index Portfolio – Service Class 2	$10,231,850	$8,547,741

Fidelity VIP Mid Cap Portfolio – Service Class 2	$8,583,622	$7,703,283

Division	Purchases	Sales

Fidelity VIP Strategic Income Portfolio – Service Class 2	$4,024,507	$1,564,646

Fidelity VIP Total Market Index Portfolio – Service Class 2	$28,264,417	$15,403,558

Franklin Templeton VIP Trust – Franklin Income VIP Fund – Class 2	$5,087,975	$4,143,791

Franklin Templeton VIP Trust – Franklin Mutual Global Discovery VIP Fund – Class 2	$2,516,026	$3,556,710

Franklin Templeton VIP Trust – Franklin Mutual Shares VIP Fund – Class 2	$927,503	$7,233,015

Franklin Templeton VIP Trust – Franklin Rising Dividends VIP Fund – Class 2	$5,470,188	$5,190,886

Franklin Templeton VIP Trust – Franklin Small Cap Value VIP Fund – Class 2	$18,797,825	$20,637,931

Franklin Templeton VIP Trust – Franklin Strategic Income VIP Fund – Class 2	$4,210,434	$6,982,504

Franklin Templeton VIP Trust – Franklin U.S. Government Securities VIP Fund – Class 2	$669,043	$213,245

Franklin Templeton VIP Trust – Templeton Developing Markets VIP Fund – Class 2	$4,240,412	$4,772,843

Franklin Templeton VIP Trust – Templeton Foreign VIP Fund – Class 2	$2,397,344	$3,165,769

Franklin Templeton VIP Trust – Templeton Global Bond VIP Fund – Class 2	$3,079,007	$3,168,347

Global Emerging Markets Account – Class 1	$6,073,783	$6,901,196

Goldman Sachs VIT – Small Cap Equity Insights Fund – Institutional Shares	$663,311	$173,959

Government & High Quality Bond Account – Class 1	$8,898,299	$11,623,103

Invesco V.I. American Franchise Fund – Series I Shares	$582,055	$639,753

Invesco V.I. American Franchise Fund – Series II Shares	$516,080	$672,644

138

Principal Life Insurance Co
Variable Life Separate Account

Notes to Financial Statements

December 31, 2024

Invesco V.I. American Value Fund – Series I Shares	$488,145	$260,210

Invesco V.I. Core Equity Fund – Series I Shares	$1,157,240	$1,042,159

Invesco V.I. Core Equity Fund – Series II Shares	$1,954,029	$1,379,315

Invesco V.I. Discovery Mid Cap Growth Fund – Series I Shares	$765,863	$1,127,662

Invesco V.I. EQV International Equity Fund – Series I Shares	$2,521,623	$3,309,272

Division	Purchases	Sales

Invesco V.I. Global Real Estate Fund – Series I Shares	$470,547	$456,008

Invesco V.I. Health Care Fund – Series I Shares	$6,258,578	$7,905,544

Invesco V.I. Main Street Mid Cap Fund – Series II Shares	$147,241	$129,069

Invesco V.I. Main Street Small Cap Fund – Series II Shares	$7,689,831	$5,024,980

Invesco V.I. Small Cap Equity Fund – Series I Shares	$2,519,761	$3,046,492

Invesco V.I. Technology Fund – Series I Shares	$13,420,463	$12,031,935

Janus Henderson Global Sustainable Equity Portfolio – Service Shares	$12,804	$31,154

Janus Henderson Series Balanced Portfolio – Service Shares	$13,890,194	$13,818,258

Janus Henderson Series Enterprise Portfolio – Service Shares	$19,994,885	$20,974,204

Janus Henderson Series Flexible Bond Portfolio – Service Shares	$10,349,563	$10,195,571

Janus Henderson Series Forty Portfolio – Service Shares	$6,986,047	$10,390,276

Janus Henderson Series Global Research Portfolio – Service Shares	$2,286,128	$2,404,290

Janus Henderson Series Global Technology and Innovation Portfolio – Service Shares	$3,567,873	$3,020,450

Janus Henderson Series Overseas Portfolio – Service Shares	$3,448,992	$3,975,306

LargeCap Growth Account I – Class 1	$202,707,799	$232,862,559

LargeCap S&P 500 Index Account – Class 1	$333,023,695	$308,587,371

138

Principal Life Insurance Co
Variable Life Separate Account

Notes to Financial Statements

December 31, 2024

Lord Abbett Series Fund Developing Growth Portfolio – Class VC	$536,350	$832,832

LVIP American Century Capital Appreciation Fund – Service Class	$2,913,177	$707,038

LVIP American Century Disciplined Core Value Fund – Service Class	$8,947,619	$825,121

LVIP American Century Disciplined Core Value Fund – Standard Class II	$3,447,872	$126,023

LVIP American Century Inflation Protection Fund – Service Class	$2,321,498	$301,611

LVIP American Century International Fund – Service Class	$2,305,248	$194,874

LVIP American Century Mid Cap Value Fund – Service Class	$47,470,212	$18,927,176

Division	Purchases	Sales

LVIP American Century Ultra Fund – Service Class	$9,527,612	$2,215,495

LVIP American Century Ultra Fund – Standard Class II	$3,726,631	$264,784

LVIP American Century Value Fund – Service Class	$33,996,001	$3,199,388

LVIP JPMorgan Core Bond Fund – Standard Class	$4,494,338	$1,650,885

LVIP JPMorgan Small Cap Core Fund – Standard Class	$371,450	$1,085,003

Macquarie VIP Small Cap Value Series – Service Class	$6,181,466	$8,597,922

MFS® Blended Research® Small Cap Equity Portfolio – Service Class	$375,491	$816,805

MFS® Global Equity Series – Service Class	$15,736,935	$15,941,003

MFS® Growth Series – Service Class	$26,605,015	$20,677,425

MFS® Inflation–Adjusted Bond Portfolio – Service Class	$524,464	$1,440,940

MFS® International Intrinsic Value Portfolio – Service Class	$11,713,344	$12,593,224

MFS® Mid Cap Growth Series – Service Class	$25,205	$22,735

MFS® Mid Cap Value Portfolio – Service Class	$3,688,234	$1,364,944

MFS® New Discovery Series – Service Class	$3,368,528	$4,197,886

MFS® New Discovery Value Portfolio – Service Class	$2,843,752	$866,568

138

Principal Life Insurance Co
Variable Life Separate Account

Notes to Financial Statements

December 31, 2024

MFS® Research International Portfolio – Service Class	$1,473,269	$1,473,808

MFS® Total Return Series – Service Class	$3,769,831	$1,897,006

MFS® Utilities Series – Service Class	$1,129,255	$1,411,675

MFS® Value Series – Service Class	$14,986,311	$14,419,997

MidCap Account – Class 1	$71,786,207	$75,642,504

Neuberger Berman AMT Mid Cap Growth Portfolio – Class S Shares	$260,609	$705,036

Neuberger Berman AMT Sustainable Equity Portfolio – Class I Shares	$1,446,236	$1,475,944

PIMCO VIT All Asset Portfolio – Administrative Class	$1,164,696	$1,169,570

PIMCO VIT CommodityRealReturn® Strategy Portfolio – Administrative Class	$298,349	$558,371

Division	Purchases	Sales

PIMCO VIT Emerging Markets Bond Portfolio – Administrative Class	$2,071,591	$2,754,767

PIMCO VIT High Yield Portfolio – Administrative Class	$11,819,425	$12,389,984

PIMCO VIT Long-Term U.S. Government Portfolio – Administrative Class	$1,941,258	$355,743

PIMCO VIT Low Duration Portfolio – Administrative Class	$1,232,084	$614,521

PIMCO VIT Real Return Portfolio – Administrative Class	$13,275,174	$12,816,797

PIMCO VIT Short-Term Portfolio – Administrative Class	$63,387,584	$64,248,789

PIMCO VIT Total Return Portfolio – Administrative Class	$33,343,954	$33,193,843

Principal Capital Appreciation Account – Class 1	$6,653,812	$7,409,514

Principal LifeTime 2020 Account – Class 1	$50,502,373	$58,794,211

Principal LifeTime 2030 Account – Class 1	$82,617,623	$85,418,927

Principal LifeTime 2040 Account – Class 1	$51,796,416	$51,022,897

Principal LifeTime 2050 Account – Class 1	$16,893,677	$18,934,246

Principal LifeTime 2060 Account – Class 1	$10,221,002	$7,298,615

138

Principal Life Insurance Co
Variable Life Separate Account

Notes to Financial Statements

December 31, 2024

Principal LifeTime Strategic Income Account – Class 1	$30,171,973	$32,313,550

Putnam VT International Equity Fund – Class IB	$78,138	$192,819

Putnam VT International Value Fund – Class IB	$796,994	$87,935

Putnam VT Large Cap Growth Fund – Class IB	$10,159,630	$8,030,592

Putnam VT Large Cap Value Fund – Class IB	$5,493,944	$736,352

Putnam VT Small Cap Growth Fund – Class IB	$1,573,941	$7,467

Putnam VT Small Cap Value Fund – Class IB	$300,578	$613

Real Estate Securities Account – Class 1	$21,671,052	$25,561,735

Rydex VI Basic Materials Fund	$138,683	$220,796

Rydex VI Utilities Fund	$88	$6,510

Division	Purchases	Sales

SAM Balanced Portfolio – Class 1	$66,669,125	$62,649,721

SAM Conservative Balanced Portfolio – Class 1	$16,081,169	$15,146,482

SAM Conservative Growth Portfolio – Class 1	$15,135,723	$21,769,851

SAM Flexible Income Portfolio – Class 1	$7,605,669	$5,377,771

SAM Strategic Growth Portfolio – Class 1	$12,174,090	$15,786,538

Short-Term Income Account – Class 1	$38,433,783	$42,553,502

SmallCap Account – Class 1	$23,756,886	$27,260,525

T. Rowe Price Equity Income Portfolio – II	$5,401,103	$4,712,846

T. Rowe Price Health Sciences Portfolio – II	$22,443,703	$19,981,954

TOPS® Managed Risk Balanced ETF Portfolio – Class 2	$295,751	$70,971

TOPS® Managed Risk Growth ETF Portfolio – Class 2	$199,217	$48,448

TOPS® Managed Risk Moderate Growth ETF Portfolio – Class 2	$338,423	$416,984

138

Principal Life Insurance Co
Variable Life Separate Account

Notes to Financial Statements

December 31, 2024

VanEck VIP Trust Global Resources Fund – Class S Shares	$227,630	$339,225

VanEck VIP Trust Global Resources Fund – Initial Class Shares	$7,209,900	$8,353,485

Vanguard VIF Balanced Portfolio	$12,791,555	$13,661,227

Vanguard VIF Equity Income Portfolio	$3,718,051	$494,871

Vanguard VIF Equity Index Portfolio	$134,341,279	$134,767,491

Vanguard VIF Global Bond Index Portfolio	$1,585,749	$264,151

Vanguard VIF International Portfolio	$192,808	$511,852

Vanguard VIF Mid-Cap Index Portfolio	$113,906,065	$123,212,416

Vanguard VIF Real Estate Index Portfolio	$1,484,609	$1,157,811

Wanger International	$1,250,816	$1,375,718

138

Principal Life Insurance Co
Variable Life Separate Account

Notes to Financial Statements

December 31, 2024

5. Changes in Units Outstanding

Transactions in units were as follows for each of the years ended December 31:

		2024			2023
				Net increase			Net increase
Division		Purchases	Redemptions	(decrease)	Purchases	Redemptions	(decrease)

AllianceBernstein VPS Discovery Value Portfolio – Class A	1	49,100	51,734	(2,634)	71,271	69,723	1,548

AllianceBernstein VPS International Value Portfolio – Class A	1	66,952	129,746	(62,794)	47,526	83,466	(35,940)

AllianceBernstein VPS Small Cap Growth Portfolio – Class A	1	5,885	12,991	(7,106)	10,300	17,316	(7,016)

AllianceBernstein VPS Sustainable Global Thematic Portfolio – Class A	1	20,544	28,088	(7,544)	22,395	34,654	(12,259)

Allspring VT Discovery All Cap Growth Fund – Class 2	2	4,845	34,750	(29,905)	2,407	9,138	(6,731)

Allspring VT Index Asset Allocation Fund – Class 2	2	4,865	4,258	607	5,564	5,482	82

American Funds Insurance Series – Capital World Bond Fund – Class 2 Shares	2	222,377	110,210	112,167	72,272	78,948	(6,676)

American Funds Insurance Series – Global Balanced Fund – Class 2 Shares	2	70,835	41,800	29,035	50,612	31,318	19,294

American Funds Insurance Series – Global Small Capitalization Fund – Class 2 Shares	3	1,623	3,591	(1,968)	9,833	8,547	1,286

American Funds Insurance Series – Growth Fund – Class 2 Shares	3	463,242	397,070	66,172	457,907	333,342	124,565

American Funds Insurance Series – International Fund – Class 2 Shares	3	237,330	419,915	(182,585)	354,715	501,003	(146,288)

American Funds Insurance Series – New World Fund – Class 2 Shares	3	860,340	1,194,438	(334,098)	489,223	611,793	(122,570)

American Funds Insurance Series – Washington Mutual Investors Fund – Class 2 Shares	4	402,206	497,640	(95,434)	327,199	421,405	(94,206)

BNY Mellon IP MidCap Stock Portfolio – Service Shares	4	835,473	754,132	81,341	21,767	21,441	326

BNY Mellon IP Technology Growth Portfolio – Service Shares	4	117,320	126,138	(8,818)	284,875	285,391	(516)

138

Principal Life Insurance Co
Variable Life Separate Account

Notes to Financial Statements

December 31, 2024

BNY Mellon Sustainable U.S. Equity Portfolio, Inc. – Service Shares	4	2,969	2,543	426	1,631	2,917	(1,286)

BNY Mellon VIF Appreciation Portfolio – Service Shares	5	12,075	17,789	(5,714)	27,645	15,397	12,248

		2024			2023
				Net increase			Net increase
Division		Purchases	Redemptions	(decrease)	Purchases	Redemptions	(decrease)

BNY Mellon VIF Opportunistic Small Cap Portfolio – Service Shares	5	17,091	31,713	(14,622)	17,832	21,090	(3,258)

Bond Market Index Account – Class 1	5	6,953,849	6,866,394	87,455	4,110,366	3,577,319	533,047

ClearBridge Variable Mid Cap Portfolio – Class I Shares	5	8,757	10,340	(1,583)	14,608	11,688	2,920

ClearBridge Variable Small Cap Growth Portfolio – Class I Shares	6	540,889	698,926	(158,037)	303,314	441,904	(138,590)

Core Plus Bond Account – Class 1	6	1,307,594	1,139,958	167,636	1,341,251	1,137,500	203,751

CVT EAFE International Index Portfolio – Class F	6	332,045	183,328	148,717	143,297	273,349	(130,052)

CVT Investment Grade Bond Index Portfolio – Class I	6	162,506	119,096	43,410	143,518	100,262	43,256

CVT Russell 2000 Small Cap Index Portfolio – Class F	7	3,826,778	3,870,480	(43,702)	3,047,108	3,026,687	20,421

CVT S&P 500 Index Portfolio	7	29,106	25,454	3,652	36,525	39,544	(3,019)

CVT S&P MidCap 400 Index Portfolio – Class F	7	6,454	6,392	62	3,705	14,580	(10,875)

Diversified Balanced Account – Class 1	7	107,445	121,053	(13,608)	76,223	138,259	(62,036)

Diversified International Account – Class 1	8	770,535	1,099,198	(328,663)	561,100	836,530	(275,430)

DWS Alternative Asset Allocation VIP – Class B	8	10,728	12,025	(1,297)	8,894	7,272	1,622

DWS Small Mid Cap Value VIP – Class B	8	87,048	109,206	(22,158)	20,645	15,366	5,279

Equity Income Account – Class 1	8	1,206,896	1,607,299	(400,403)	700,846	871,615	(170,769)

Fidelity VIP Asset Manager Portfolio – Service Class 2	9	7,760	7,198	562	9,032	4,174	4,858

Fidelity VIP Contrafund® Portfolio – Initial Class	9	27,919	62,948	(35,029)	21,821	71,889	(50,068)

Fidelity VIP Contrafund® Portfolio – Service Class 2	9	261,426	388,144	(126,718)	244,801	346,237	(101,436)

Fidelity VIP Equity-Income Portfolio – Initial Class	9	13,920	32,011	(18,091)	15,134	37,633	(22,499)

Fidelity VIP Equity-Income Portfolio – Service Class 2	10	91,653	106,318	(14,665)	120,470	177,497	(57,027)

Fidelity VIP Extended Market Index Portfolio – Service Class 2	10	90,657	28,733	61,924	26,296	4,475	21,821

Fidelity VIP Government Money Market Portfolio – Service Class	10	41,245,712	44,316,253	(3,070,541)	22,968,726	20,551,110	2,417,616
138

Principal Life Insurance Co
Variable Life Separate Account

Notes to Financial Statements

December 31, 2024

Fidelity VIP Growth Portfolio – Service Class 2	10	637,188	532,726	104,462	34,956	99,478	(64,522)

Fidelity VIP High Income Portfolio – Initial Class	11	19,100	19,139	(39)	20,499	31,263	(10,764)

Fidelity VIP High Income Portfolio – Service Class 2	11	83,936	107,350	(23,414)	81,682	136,646	(54,964)

		2024			2023
				Net increase			Net increase
Division		Purchases	Redemptions	(decrease)	Purchases	Redemptions	(decrease)

Fidelity VIP International Index Portfolio – Service Class 2	11	753,288	642,817	110,471	750,043	584,855	165,188

Fidelity VIP Mid Cap Portfolio – Service Class 2	11	64,213	114,880	(50,667)	61,997	116,332	(54,335)

Fidelity VIP Strategic Income Portfolio – Service Class 2	12	299,178	126,779	172,399	135,441	213,014	(77,573)

Fidelity VIP Total Market Index Portfolio – Service Class 2	12	1,380,035	724,817	655,218	645,622	217,035	428,587

Franklin Templeton VIP Trust – Franklin Income VIP Fund – Class 2	12	99,008	98,933	75	120,628	73,281	47,347

Franklin Templeton VIP Trust – Franklin Mutual Global Discovery VIP Fund – Class 2	12	30,881	67,188	(36,307)	27,032	49,576	(22,544)

Franklin Templeton VIP Trust – Franklin Mutual Shares VIP Fund – Class 2	13	12,406	185,506	(173,100)	23,484	74,509	(51,025)

Franklin Templeton VIP Trust – Franklin Rising Dividends VIP Fund – Class 2	13	63,267	82,971	(19,704)	79,174	98,736	(19,562)

Franklin Templeton VIP Trust – Franklin Small Cap Value VIP Fund – Class 2	13	303,643	343,650	(40,007)	97,073	152,095	(55,022)

Franklin Templeton VIP Trust – Franklin Strategic Income VIP Fund – Class 2	13	199,708	384,979	(185,271)	173,158	239,187	(66,029)

Franklin Templeton VIP Trust – Franklin U.S. Government Securities VIP Fund – Class 2	14	55,951	18,228	37,723	3,712	20,672	(16,960)

Franklin Templeton VIP Trust – Templeton Developing Markets VIP Fund – Class 2	14	182,859	226,113	(43,254)	333,130	336,266	(3,136)

Franklin Templeton VIP Trust – Templeton Foreign VIP Fund – Class 2	14	144,315	219,712	(75,397)	190,500	232,870	(42,370)

Franklin Templeton VIP Trust – Templeton Global Bond VIP Fund – Class 2	14	221,685	227,937	(6,252)	150,027	246,194	(96,167)

Global Emerging Markets Account – Class 1	15	114,025	146,612	(32,587)	112,274	190,524	(78,250)

Goldman Sachs VIT – Small Cap Equity Insights Fund – Institutional Shares	15	13,970	4,973	8,997	15,212	40,201	(24,989)

Government & High Quality Bond Account – Class 1	15	541,307	843,506	(302,199)	983,000	814,954	168,046
138

Principal Life Insurance Co
Variable Life Separate Account

Notes to Financial Statements

December 31, 2024

Invesco V.I. American Franchise Fund – Series I Shares	15	12,067	13,699	(1,632)	10,431	7,615	2,816

Invesco V.I. American Franchise Fund – Series II Shares	16	10,809	14,060	(3,251)	11,091	20,881	(9,790)

Invesco V.I. American Value Fund – Series I Shares	16	22,909	12,476	10,433	16,383	19,208	(2,825)

Invesco V.I. Core Equity Fund – Series I Shares	16	11,472	24,042	(12,570)	8,032	25,506	(17,474)

Invesco V.I. Core Equity Fund – Series II Shares	16	16,195	21,843	(5,648)	14,948	40,458	(25,510)
		2024			2023
				Net increase			Net increase
Division		Purchases	Redemptions	(decrease)	Purchases	Redemptions	(decrease)

Invesco V.I. Discovery Mid Cap Growth Fund – Series I Shares	17	49,427	71,364	(21,937)	58,313	120,794	(62,481)

Invesco V.I. EQV International Equity Fund – Series I Shares	17	53,267	79,660	(26,393)	113,829	104,567	9,262

Invesco V.I. Global Real Estate Fund – Series I Shares	17	35,638	38,384	(2,746)	58,706	38,642	20,064

Invesco V.I. Health Care Fund – Series I Shares	17	132,222	166,516	(34,294)	120,306	215,246	(94,940)

Invesco V.I. Main Street Mid Cap Fund – Series II Shares	18	3,788	3,691	97	3,890	5,069	(1,179)

Invesco V.I. Main Street Small Cap Fund – Series II Shares	18	152,507	107,676	44,831	120,841	103,516	17,325

Invesco V.I. Small Cap Equity Fund – Series I Shares	18	53,144	84,587	(31,443)	90,965	96,246	(5,281)

Invesco V.I. Technology Fund – Series I Shares	18	349,169	325,152	24,017	241,552	308,858	(67,306)

Janus Henderson Global Sustainable Equity Portfolio – Service Shares	19	888	2,325	(1,437)	12,209	1,911	10,298

Janus Henderson Series Balanced Portfolio – Service Shares	19	249,260	263,630	(14,370)	158,089	140,423	17,666

Janus Henderson Series Enterprise Portfolio – Service Shares	19	237,023	300,788	(63,765)	286,787	386,480	(99,693)

Janus Henderson Series Flexible Bond Portfolio – Service Shares	19	375,583	429,548	(53,965)	330,424	362,043	(31,619)

Janus Henderson Series Forty Portfolio – Service Shares	20	98,733	183,560	(84,827)	146,596	129,060	17,536

Janus Henderson Series Global Research Portfolio – Service Shares	20	46,416	55,825	(9,409)	58,510	46,331	12,179

Janus Henderson Series Global Technology and Innovation Portfolio – Service Shares	20	146,631	119,692	26,939	99,866	71,159	28,707

Janus Henderson Series Overseas Portfolio – Service Shares	20	79,685	92,138	(12,453)	198,106	201,907	(3,801)

LargeCap Growth Account I – Class 1	21	1,412,150	1,798,788	(386,638)	661,054	850,262	(189,208)

LargeCap S&P 500 Index Account – Class 1	21	4,811,332	5,069,073	(257,741)	2,367,523	2,305,813	61,710

Lord Abbett Series Fund Developing Growth Portfolio – Class VC	21	21,177	32,849	(11,672)	80,948	100,448	(19,500)

138

Principal Life Insurance Co
Variable Life Separate Account

Notes to Financial Statements

December 31, 2024

LVIP American Century Capital Appreciation Fund – Service Class	21	106,619	24,717	81,902	—	—	—

LVIP American Century Disciplined Core Value Fund – Service Class	22	193,752	17,366	176,386	—	—	—

LVIP American Century Disciplined Core Value Fund – Standard Class II	22	79,265	2,766	76,499	—	—	—

LVIP American Century Inflation Protection Fund – Service Class	22	167,701	21,335	146,366	—	—	—

LVIP American Century International Fund – Service Class	22	74,104	6,336	67,768	—	—	—

LVIP American Century Mid Cap Value Fund – Service Class	23	938,552	369,953	568,599	—	—	—

		2024			2023
				Net increase			Net increase
Division		Purchases	Redemptions	(decrease)	Purchases	Redemptions	(decrease)

LVIP American Century Ultra Fund – Service Class	23	119,672	25,489	94,183	—	—	—

LVIP American Century Ultra Fund – Standard Class II	23	51,213	3,345	47,868	—	—	—

LVIP American Century Value Fund – Service Class	23	650,587	60,414	590,173	—	—	—

LVIP JPMorgan Core Bond Fund – Standard Class	24	261,430	105,182	156,248	362,490	30,576	331,914

LVIP JPMorgan Small Cap Core Fund – Standard Class	24	5,578	18,069	(12,491)	50,987	5,915	45,072

Macquarie VIP Small Cap Value Series – Service Class	24	136,965	231,440	(94,475)	98,815	182,169	(83,354)

MFS® Blended Research® Small Cap Equity Portfolio – Service Class	24	15,913	38,775	(22,862)	39,548	71,179	(31,631)

MFS® Global Equity Series – Service Class	25	359,642	379,256	(19,614)	84,734	109,115	(24,381)

MFS® Growth Series – Service Class	25	228,645	221,925	6,720	201,648	183,040	18,608

MFS® Inflation–Adjusted Bond Portfolio – Service Class	25	52,825	149,976	(97,151)	72,744	141,568	(68,824)

MFS® International Intrinsic Value Portfolio – Service Class	25	450,961	569,898	(118,937)	406,970	491,177	(84,207)

MFS® Mid Cap Growth Series – Service Class	26	426	454	(28)	679	818	(139)

MFS® Mid Cap Value Portfolio – Service Class	26	154,805	63,969	90,836	82,446	139,418	(56,972)

MFS® New Discovery Series – Service Class	26	59,498	73,626	(14,128)	96,954	115,012	(18,058)

MFS® New Discovery Value Portfolio – Service Class	26	108,971	37,285	71,686	54,916	66,581	(11,665)

MFS® Research International Portfolio – Service Class	27	90,924	94,097	(3,173)	92,714	83,272	9,442

MFS® Total Return Series – Service Class	27	121,836	71,749	50,087	70,967	61,533	9,434

MFS® Utilities Series – Service Class	27	33,145	53,825	(20,680)	53,393	85,491	(32,098)

MFS® Value Series – Service Class	27	200,216	257,232	(57,016)	288,088	337,059	(48,971)
138

Principal Life Insurance Co
Variable Life Separate Account

Notes to Financial Statements

December 31, 2024

MidCap Account – Class 1	28	241,190	370,256	(129,066)	118,144	209,960	(91,816)

Neuberger Berman AMT Mid Cap Growth Portfolio – Class S Shares	28	9,061	31,032	(21,971)	5,663	40,607	(34,944)

Neuberger Berman AMT Sustainable Equity Portfolio – Class I Shares	28	53,789	76,197	(22,408)	49,723	75,633	(25,910)

PIMCO VIT All Asset Portfolio – Administrative Class	28	59,946	70,594	(10,648)	48,662	68,796	(20,134)

PIMCO VIT CommodityRealReturn® Strategy Portfolio – Administrative Class	29	32,552	66,752	(34,200)	101,953	330,951	(228,998)

PIMCO VIT Emerging Markets Bond Portfolio – Administrative Class	29	139,067	196,602	(57,535)	160,517	185,701	(25,184)

		2024			2023
				Net increase			Net increase
Division		Purchases	Redemptions	(decrease)	Purchases	Redemptions	(decrease)

PIMCO VIT High Yield Portfolio – Administrative Class	29	460,386	547,351	(86,965)	674,135	527,716	146,419

PIMCO VIT Long-Term U.S. Government Portfolio – Administrative Class	29	182,004	32,268	149,736	58,160	38,792	19,368

PIMCO VIT Low Duration Portfolio – Administrative Class	30	88,129	55,873	32,256	64,167	83,072	(18,905)

PIMCO VIT Real Return Portfolio – Administrative Class	30	852,379	849,587	2,792	437,519	499,387	(61,868)

PIMCO VIT Short-Term Portfolio – Administrative Class	30	4,650,467	4,859,771	(209,304)	1,157,615	1,862,617	(705,002)

PIMCO VIT Total Return Portfolio – Administrative Class	30	2,192,304	2,289,335	(97,031)	1,423,367	1,535,240	(111,873)

Principal Capital Appreciation Account – Class 1	31	172,489	243,530	(71,041)	153,317	178,204	(24,887)

Principal LifeTime 2020 Account – Class 1	31	1,455,005	1,828,061	(373,056)	866,832	1,235,009	(368,177)

Principal LifeTime 2030 Account – Class 1	31	2,179,320	2,418,729	(239,409)	1,770,066	1,865,071	(95,005)

Principal LifeTime 2040 Account – Class 1	31	1,201,487	1,272,307	(70,820)	1,185,819	1,227,973	(42,154)

Principal LifeTime 2050 Account – Class 1	32	355,138	432,585	(77,447)	379,440	430,635	(51,195)

Principal LifeTime 2060 Account – Class 1	32	379,254	283,142	96,112	227,839	205,167	22,672

Principal LifeTime Strategic Income Account – Class 1	32	1,258,600	1,400,293	(141,693)	1,344,206	604,983	739,223

Putnam VT International Equity Fund – Class IB	32	1,807	6,747	(4,940)	26,104	40,197	(14,093)

Putnam VT International Value Fund – Class IB	33	46,426	5,775	40,651	75,419	33,290	42,129

Putnam VT Large Cap Growth Fund – Class IB	33	210,866	219,098	(8,232)	255,441	197,389	58,052

Putnam VT Large Cap Value Fund – Class IB	33	209,517	31,041	178,476	21,918	71,820	(49,902)

138

Principal Life Insurance Co
Variable Life Separate Account

Notes to Financial Statements

December 31, 2024

Putnam VT Small Cap Growth Fund – Class IB	33	136,184	637	135,547	—	—	—

Putnam VT Small Cap Value Fund – Class IB	34	28,590	57	28,533	—	—	—

Real Estate Securities Account – Class 1	34	157,238	222,916	(65,678)	131,651	207,072	(75,421)

Rydex VI Basic Materials Fund	34	9,265	15,119	(5,854)	4,841	4,159	682

Rydex VI Utilities Fund	34	—	394	(394)	475	26,306	(25,831)

SAM Balanced Portfolio – Class 1	35	2,206,963	2,138,099	68,864	547,158	666,686	(119,528)

SAM Conservative Balanced Portfolio – Class 1	35	588,679	613,663	(24,984)	378,325	629,861	(251,536)

SAM Conservative Growth Portfolio – Class 1	35	435,217	672,572	(237,355)	581,401	728,550	(147,149)

		2024			2023
				Net increase			Net increase
Division		Purchases	Redemptions	(decrease)	Purchases	Redemptions	(decrease)

SAM Flexible Income Portfolio – Class 1	35	306,413	242,140	64,273	165,831	303,031	(137,200)

SAM Strategic Growth Portfolio – Class 1	36	331,119	463,208	(132,089)	378,477	530,948	(152,471)

Short-Term Income Account – Class 1	36	2,396,732	2,831,856	(435,124)	1,350,368	1,381,117	(30,749)

SmallCap Account – Class 1	36	399,163	499,679	(100,516)	334,586	417,554	(82,968)

T. Rowe Price Equity Income Portfolio – II	36	137,108	123,954	13,154	260,126	272,594	(12,468)

T. Rowe Price Health Sciences Portfolio – II	37	1,043,105	940,526	102,579	25,830	59,214	(33,384)

TOPS® Managed Risk Balanced ETF Portfolio – Class 2	37	16,844	4,480	12,364	6,534	3,546	2,988

TOPS® Managed Risk Growth ETF Portfolio – Class 2	37	9,335	2,706	6,629	5,286	5,799	(513)

TOPS® Managed Risk Moderate Growth ETF Portfolio – Class 2	37	17,882	23,804	(5,922)	8,164	3,473	4,691

VanEck VIP Trust Global Resources Fund – Class S Shares	38	22,201	40,493	(18,292)	30,063	47,833	(17,770)

VanEck VIP Trust Global Resources Fund – Initial Class Shares	38	692,021	822,347	(130,326)	747,037	859,257	(112,220)

Vanguard VIF Balanced Portfolio	38	184,173	244,453	(60,280)	175,776	248,232	(72,456)

Vanguard VIF Equity Income Portfolio	38	273,376	38,332	235,044	163,486	2,400	161,086

Vanguard VIF Equity Index Portfolio	39	1,632,928	1,790,969	(158,041)	1,051,320	1,138,841	(87,521)

Vanguard VIF Global Bond Index Portfolio	39	156,997	27,934	129,063	14,573	8,221	6,352

Vanguard VIF International Portfolio	39	16,357	57,508	(41,151)	127,493	482	127,011

Vanguard VIF Mid-Cap Index Portfolio	39	1,491,017	1,680,566	(189,549)	944,499	1,156,706	(212,207)
138

Principal Life Insurance Co
Variable Life Separate Account

Notes to Financial Statements

December 31, 2024

Vanguard VIF Real Estate Index Portfolio	40	136,821	106,979	29,842	—	—	—

Wanger International	40	94,347	105,989	(11,642)	92,983	90,487	2,496

138

Principal Life Insurance Co
Variable Life Separate Account

Notes to Financial Statements

December 31, 2024

6. Financial Highlights

Principal Life sells a number of variable life insurance products, which have unique combinations of features and fees that are charged against the contractholder’s account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

The Separate Account has presented the following disclosures for 2024, 2023, 2022, 2021 and 2020 in accordance with the American Institute of Certified Public Accountants Audit and Accounting Guide for Investment Companies. The following table was developed by determining which products issued by Principal Life have the lowest and highest total return. Only product designs within each division that had units outstanding during the respective periods were considered when determining the lowest and highest total return. The summary may not reflect the minimum and maximum contract charges offered by Principal Life as the contractholder may not have selected all available and applicable contract options as discussed in Note 2. Additionally, the unit values, expense ratios and total returns are presented as a range of minimum to maximum values. Therefore, some individual contract unit values may not be within the ranges presented.

	December 31,			For the year ended December 31, except as noted
	Units (000's)	Unit fair value corresponding to lowest to highest expense ratio	Net assets (000's)	Investment income ratio (1)	Expense ratio (2) lowest to highest	Total return (3) corresponding to lowest to highest expense ratio

Division

AllianceBernstein VPS Discovery Value Portfolio – Class A:
2024	180	$39.85	$7,160	0.87%	—%	10.02%
2023	182	$36.22	$6,603	1.05%	—%	17.18%
2022	181	$30.91	$5,587	1.09%	—%	(15.64)%
2021	210	$36.64	$7,680	0.81%	—%	35.96%
2020	182	$26.95	$4,896	1.10%	—%	3.38%

AllianceBernstein VPS International Value Portfolio – Class A:
2024	143	$9.78	$1,412	2.78%	—%	5.05%
2023	206	$9.31	$1,933	0.75%	—%	15.08%
2022	242	$8.09	$1,971	4.75%	—%	(13.59)%
2021	211	$9.36	$1,992	2.05%	—%	11.03%
2020	192	$8.43	$1,631	2.09%	—%	2.42%

AllianceBernstein VPS Small Cap Growth Portfolio – Class A:
2024	44	$50.08	$2,223	0.24%	—%	18.62%
2023	51	$42.22	$2,173	—%	—%	18.03%
2022	58	$35.77	$2,092	—%	—%	(39.09)%
2021	60	$58.73	$3,525	—%	—%	9.45%
2020	61	$53.66	$3,280	—%	—%	54.02%

138

Principal Life Insurance Co
Variable Life Separate Account

Notes to Financial Statements

December 31, 2024

	December 31,					For the year ended December 31, except as noted
	Units (000's)	Unit fair value corresponding to lowest to highest expense ratio			Net assets (000's)	Investment income ratio (1)	Expense ratio (2) lowest to highest			Total return (3) corresponding to lowest to highest expense ratio

Division

AllianceBernstein VPS Sustainable Global Thematic Portfolio – Class A:
2024	32			$33.42	$1,081	—%			—%			6.23%
2023	40			$31.46	$1,255	0.27%			—%			16.00%
2022	52			$27.12	$1,414	—%			—%			(26.98)%
2021	35			$37.14	$1,309	—%			—%			22.86%
2020	37			$30.23	$1,106	0.69%			—%			39.44%

Allspring VT Discovery All Cap Growth Fund – Class 2:
2024	54	$63.8	to	$57.23	$3,446	—%	—%	to	0.75%	21.02%	to	20.08%
2023	84	$52.72	to	$47.66	$4,424	—%	—%	to	0.75%	33.16%	to	32.17%
2022	91	$39.59	to	$36.06	$3,589	—%	—%	to	0.75%	(37.20)%	to	(37.67)%
2021	176	$63.04	to	$57.85	$11,075	—%	—%	to	0.75%	14.97%	to	14.13%
2020	169	$54.83	to	$50.69	$9,254	—%	—%	to	0.75%	43.16%	to	42.11%

Allspring VT Index Asset Allocation Fund – Class 2:
2024	56	$51.08	to	$43.11	$2,871	1.31%	—%	to	0.75%	14.86%	to	14.02%
2023	56	$44.47	to	$37.81	$2,472	0.96%	—%	to	0.75%	16.69%	to	15.84%
2022	56	$38.11	to	$32.64	$2,115	0.64%	—%	to	0.75%	(17.03)%	to	(17.66)%
2021	58	$45.93	to	$39.64	$2,648	0.58%	—%	to	0.75%	16.01%	to	15.13%
2020	67	$39.59	to	$34.43	$2,641	0.80%	—%	to	0.75%	16.58%	to	15.73%

American Funds Insurance Series – Capital World Bond Fund – Class 2 Shares:
2024	319			$9.88	$3,150	2.27%			—%			(3.04)%
2023	207			$10.19	$2,107	—%			—%			6.15%
2022	214			$9.6	$2,049	0.24%			—%			(17.67)%
2021	189			$11.66	$2,201	1.74%			—%			(4.89)%
2020	182			$12.26	$2,235	1.51%			—%			9.86%

American Funds Insurance Series – Global Balanced Fund – Class 2 Shares:
2024	212	$14.17	to	$13.49	$3,004	1.88%	—%	to	0.75%	6.54%	to	5.80%
2023	183	$13.3	to	$12.75	$2,433	1.67%	—%	to	0.75%	13.87%	to	12.93%
2022	164	$11.68	to	$11.29	$1,912	—%	—%	to	0.75%	(14.56)%	to	(15.18)%
2021	137	$13.67	to	$13.31	$1,872	1.00%	—%	to	0.75%	10.78%	to	9.91%
2020	135	$12.34	to	$12.11	$1,661	1.03%	—%	to	0.75%	10.28%	to	9.49%

138

Principal Life Insurance Co
Variable Life Separate Account

Notes to Financial Statements

December 31, 2024

	December 31,					For the year ended December 31, except as noted
	Units (000's)	Unit fair value corresponding to lowest to highest expense ratio			Net assets (000's)	Investment income ratio (1)	Expense ratio (2) lowest to highest			Total return (3) corresponding to lowest to highest expense ratio

Division

American Funds Insurance Series – Global Small Capitalization Fund – Class 2 Shares:
2024	14			$11.96	$173	1.07%			—%			2.31%
2023	16			$11.69	$192	0.28%			—%			16.20%
2022	15			$10.06	$153	—%			—%			(29.60)%
2021	13			$14.29	$188	—%			—%			6.80%
2020 (5)	—			$13.38	$—	—%			—%			33.00%

American Funds Insurance Series – Growth Fund – Class 2 Shares:
2024	1,046	$50.79	to	$46.9	$53,109	0.34%	—%	to	0.75%	31.61%	to	30.64%
2023	979	$38.59	to	$35.9	$37,795	0.36%	—%	to	0.75%	38.46%	to	37.44%
2022	855	$27.87	to	$26.12	$23,821	0.35%	—%	to	0.75%	(29.92)%	to	(30.46)%
2021	687	$39.77	to	$37.56	$27,314	0.22%	—%	to	0.75%	21.99%	to	21.08%
2020	704	$32.6	to	$31.02	$22,959	0.31%	—%	to	0.75%	52.05%	to	50.95%

American Funds Insurance Series – International Fund – Class 2 Shares:
2024	1,082	$14.22	to	$13.13	$15,394	1.13%	—%	to	0.75%	3.12%	to	2.34%
2023	1,265	$13.79	to	$12.83	$17,440	1.26%	—%	to	0.75%	15.88%	to	14.96%
2022	1,411	$11.9	to	$11.16	$16,797	1.77%	—%	to	0.75%	(20.83)%	to	(21.35)%
2021	1,353	$15.03	to	$14.19	$20,328	2.36%	—%	to	0.75%	(1.44)%	to	(2.21)%
2020	1,464	$15.25	to	$14.51	$22,327	0.64%	—%	to	0.75%	13.98%	to	13.09%

American Funds Insurance Series – New World Fund – Class 2 Shares:
2024	1,463	$16.77	to	$15.48	$24,531	1.35%	—%	to	0.75%	6.54%	to	5.74%
2023	1,797	$15.74	to	$14.64	$28,280	1.46%	—%	to	0.75%	15.99%	to	15.09%
2022	1,919	$13.57	to	$12.72	$26,044	1.39%	—%	to	0.75%	(22.10)%	to	(22.67)%
2021	1,578	$17.42	to	$16.45	$27,492	0.90%	—%	to	0.75%	4.94%	to	4.18%
2020	1,178	$16.6	to	$15.79	$19,555	0.07%	—%	to	0.75%	23.60%	to	22.59%

American Funds Insurance Series – Washington Mutual Investors Fund – Class 2 Shares:
2024	1,003	$25.58	to	$23.8	$25,641	1.57%	—%	to	0.75%	19.14%	to	18.29%
2023	1,098	$21.47	to	$20.12	$23,571	1.83%	—%	to	0.75%	17.26%	to	16.37%
2022	1,192	$18.31	to	$17.29	$21,822	1.94%	—%	to	0.75%	(8.45)%	to	(9.10)%
2021	1,167	$20	to	$19.02	$23,339	1.51%	—%	to	0.75%	27.80%	to	26.80%
2020	1,005	$15.65	to	$15	$15,727	1.80%	—%	to	0.75%	8.68%	to	7.84%

138

Principal Life Insurance Co
Variable Life Separate Account

Notes to Financial Statements

December 31, 2024

	December 31,					For the year ended December 31, except as noted
	Units (000's)	Unit fair value corresponding to lowest to highest expense ratio			Net assets (000's)	Investment income ratio (1)	Expense ratio (2) lowest to highest			Total return (3) corresponding to lowest to highest expense ratio

Division

BNY Mellon IP MidCap Stock Portfolio – Service Shares:
2024	91	$22.22	to	$20.52	$2,014	0.06%	—%	to	0.75%	12.34%	to	11.52%
2023	9	$19.78	to	$18.4	$183	0.17%	—%	to	0.75%	17.95%	to	17.05%
2022	9	$16.77	to	$15.72	$150	0.49%	—%	to	0.75%	(14.26)%	to	(14.89)%
2021	22	$19.56	to	$18.47	$431	0.47%	—%	to	0.75%	25.55%	to	24.63%
2020	18	$15.58	to	$14.82	$284	0.53%	—%	to	0.75%	7.82%	to	7.00%

BNY Mellon IP Technology Growth Portfolio – Service Shares:
2024	124			$60.94	$7,543	—%			—%			25.39%
2023	133			$48.6	$6,445	—%			—%			58.98%
2022	133			$30.57	$4,069	—%			—%			(46.51)%
2021	127			$57.15	$7,230	—%			—%			12.63%
2020	120			$50.74	$6,094	0.06%			—%			69.59%

BNY Mellon Sustainable U.S. Equity Portfolio, Inc. – Service Shares:
2024	19			$59.37	$1,104	0.36%			—%			24.57%
2023	18			$47.66	$866	0.54%			—%			23.50%
2022	19			$38.59	$751	0.30%			—%			(23.05)%
2021	16			$50.15	$790	0.57%			—%			26.67%
2020	16			$39.59	$652	0.79%			—%			23.87%

BNY Mellon VIF Appreciation Portfolio – Service Shares:
2024	67			$60.62	$4,049	0.18%			—%			12.49%
2023	73			$53.89	$3,908	0.48%			—%			20.67%
2022	60			$44.66	$2,692	0.43%			—%			(18.25)%
2021	69			$54.63	$3,767	0.21%			—%			26.84%
2020	91			$43.07	$3,907	0.52%			—%			23.30%

BNY Mellon VIF Opportunistic Small Cap Portfolio – Service Shares:
2024	153			$31.19	$4,766	0.49%			—%			4.38%
2023	167			$29.88	$5,004	0.09%			—%			9.01%
2022	171			$27.41	$4,679	—%			—%			(16.84)%
2021	178			$32.96	$5,871	—%			—%			16.18%
2020	188			$28.37	$5,333	0.41%			—%			19.55%

138

Principal Life Insurance Co
Variable Life Separate Account

Notes to Financial Statements

December 31, 2024

	December 31,					For the year ended December 31, except as noted
	Units (000's)	Unit fair value corresponding to lowest to highest expense ratio			Net assets (000's)	Investment income ratio (1)	Expense ratio (2) lowest to highest			Total return (3) corresponding to lowest to highest expense ratio

Division

Bond Market Index Account – Class 1:
2024	2,723			$11.75	$31,996	3.11%			—%			1.03%
2023	2,636			$11.63	$30,639	2.65%			—%			5.54%
2022	2,103			$11.02	$23,165	2.19%			—%			(13.16)%
2021	2,227			$12.69	$28,253	2.05%			—%			(1.78)%
2020	2,334			$12.92	$30,160	3.03%			—%			7.22%

ClearBridge Variable Mid Cap Portfolio – Class I Shares:
2024	39	$18.89	to	$17.57	$729	0.60%	—%	to	0.75%	10.02%	to	9.13%
2023	40	$17.17	to	$16.1	$690	0.13%	—%	to	0.75%	12.89%	to	12.12%
2022	37	$15.21	to	$14.36	$567	0.36%	—%	to	0.75%	(25.29)%	to	(25.86)%
2021	30	$20.36	to	$19.37	$614	0.03%	—%	to	0.75%	28.70%	to	27.69%
2020	28	$15.82	to	$15.17	$441	0.27%	—%	to	0.75%	15.31%	to	14.49%

ClearBridge Variable Small Cap Growth Portfolio – Class I Shares:
2024	695			$27.24	$18,939	—%			—%			4.53%
2023	853			$26.06	$22,242	—%			—%			8.40%
2022	992			$24.04	$23,850	—%			—%			(28.85)%
2021	1,036			$33.79	$35,003	—%			—%			12.60%
2020	980			$30.01	$29,401	—%			—%			43.25%

Core Plus Bond Account – Class 1:
2024	3,939	$24.55	to	$46.93	$111,118	3.25%	—%	to	0.75%	0.89%	to	0.15%
2023	3,772	$24.33	to	$46.86	$105,466	2.98%	—%	to	0.75%	5.35%	to	4.55%
2022	3,568	$23.09	to	$44.82	$94,738	3.12%	—%	to	0.75%	(14.13)%	to	(14.76)%
2021	3,722	$26.89	to	$52.58	$115,046	2.59%	—%	to	0.75%	(0.45)%	to	(1.20)%
2020	3,969	$27.01	to	$53.22	$123,239	3.83%	—%	to	0.75%	9.53%	to	8.75%

CVT EAFE International Index Portfolio – Class F:
2024 (12)	860			$16.03	$13,783	2.62%			—%			2.95%
2023	711			$15.57	$11,073	2.83%			—%			17.51%
2022	841			$13.25	$11,144	3.69%			—%			(14.74)%
2021	754			$15.54	$11,718	1.84%			—%			10.60%
2020	704			$14.05	$9,891	3.48%			—%			7.58%

138

Principal Life Insurance Co
Variable Life Separate Account

Notes to Financial Statements

December 31, 2024

	December 31,					For the year ended December 31, except as noted
	Units (000's)	Unit fair value corresponding to lowest to highest expense ratio			Net assets (000's)	Investment income ratio (1)	Expense ratio (2) lowest to highest			Total return (3) corresponding to lowest to highest expense ratio

Division

CVT Investment Grade Bond Index Portfolio – Class I:
2024 (13)	404			$11.65	$4,699	2.77%			—%			1.04%
2023	360			$11.53	$4,150	2.78%			—%			5.49%
2022	317			$10.93	$3,462	2.79%			—%			(12.49)%
2021	271			$12.49	$3,382	2.35%			—%			(1.81)%
2020	286			$12.72	$3,635	2.87%			—%			7.34%

CVT Russell 2000 Small Cap Index Portfolio – Class F:
2024 (14)	1,255			$37.77	$47,402	1.21%			—%			10.99%
2023	1,299			$34.03	$44,190	0.92%			—%			16.38%
2022	1,278			$29.24	$37,380	0.84%			—%			(20.67)%
2021	1,250			$36.86	$46,068	0.76%			—%			14.29%
2020	1,124			$32.25	$36,231	1.04%			—%			19.40%

CVT S&P 500 Index Portfolio:
2024 (15)	129	$36.84	to	$34	$4,756	1.23%	—%	to	0.75%	24.63%	to	23.68%
2023	125	$29.56	to	$27.49	$3,708	1.31%	—%	to	0.75%	25.89%	to	24.95%
2022	128	$23.48	to	$22	$3,016	1.35%	—%	to	0.75%	(18.33)%	to	(18.94)%
2021	114	$28.75	to	$27.14	$3,266	1.35%	—%	to	0.75%	28.41%	to	27.48%
2020	113	$22.39	to	$21.29	$2,532	1.77%	—%	to	0.75%	18.09%	to	17.24%

CVT S&P MidCap 400 Index Portfolio – Class F:
2024 (16)	67			$42.86	$2,865	1.21%			—%			13.30%
2023	67			$37.83	$2,527	1.23%			—%			15.90%
2022	78			$32.64	$2,535	0.95%			—%			(13.51)%
2021	79			$37.74	$2,997	0.85%			—%			24.19%
2020	79			$30.39	$2,409	1.26%			—%			13.10%

Diversified Balanced Account – Class 1:
2024	1,098	$16.33	to	$15.42	$17,811	2.15%	—%	to	0.75%	9.89%	to	9.05%
2023	1,112	$14.86	to	$14.14	$16,424	2.00%	—%	to	0.75%	14.13%	to	13.30%
2022	1,174	$13.02	to	$12.48	$15,203	2.47%	—%	to	0.75%	(14.85)%	to	(15.50)%
2021	1,227	$15.29	to	$14.77	$18,679	2.15%	—%	to	0.75%	11.12%	to	10.22%
2020	1,252	$13.76	to	$13.4	$17,173	2.36%	—%	to	0.75%	12.88%	to	12.13%

138

Principal Life Insurance Co
Variable Life Separate Account

Notes to Financial Statements

December 31, 2024

	December 31,					For the year ended December 31, except as noted
	Units (000's)	Unit fair value corresponding to lowest to highest expense ratio			Net assets (000's)	Investment income ratio (1)	Expense ratio (2) lowest to highest			Total return (3) corresponding to lowest to highest expense ratio

Division

Diversified International Account – Class 1:
2024	3,984	$30.91	to	$27.49	$160,835	3.07%	—%	to	0.75%	4.71%	to	3.93%
2023	4,312	$29.52	to	$26.45	$166,354	1.27%	—%	to	0.75%	17.42%	to	16.57%
2022	4,588	$25.14	to	$22.69	$150,687	2.67%	—%	to	0.75%	(19.99)%	to	(20.61)%
2021	4,547	$31.42	to	$28.58	$186,621	1.30%	—%	to	0.75%	9.74%	to	8.96%
2020	4,798	$28.63	to	$26.23	$179,272	2.62%	—%	to	0.75%	16.15%	to	15.30%

DWS Alternative Asset Allocation VIP – Class B:
2024	35			$13.34	$462	3.28%			—%			5.29%
2023	36			$12.67	$456	6.69%			—%			5.67%
2022	34			$11.99	$412	8.05%			—%			(7.70)%
2021	39			$12.99	$513	1.75%			—%			12.27%
2020	36			$11.57	$414	2.46%			—%			5.37%

DWS Small Mid Cap Value VIP – Class B:
2024	53	$29.58	to	$26.71	$1,554	0.82%	—%	to	0.75%	5.79%	to	4.99%
2023	75	$27.96	to	$25.44	$2,089	0.76%	—%	to	0.75%	14.59%	to	13.77%
2022	69	$24.4	to	$22.36	$1,694	0.49%	—%	to	0.75%	(16.15)%	to	(16.78)%
2021	74	$29.1	to	$26.87	$2,164	0.86%	—%	to	0.75%	30.03%	to	29.06%
2020	69	$22.38	to	$20.82	$1,536	1.12%	—%	to	0.75%	(1.10)%	to	(1.84)%

Equity Income Account – Class 1:
2024	3,608	$40.95	to	$35.78	$147,130	2.08%	—%	to	0.75%	15.48%	to	14.64%
2023	4,009	$35.46	to	$31.21	$141,586	2.11%	—%	to	0.75%	11.23%	to	10.36%
2022	4,180	$31.88	to	$28.28	$132,750	1.94%	—%	to	0.75%	(10.50)%	to	(11.15)%
2021	4,208	$35.62	to	$31.83	$149,340	1.99%	—%	to	0.75%	22.45%	to	21.53%
2020	4,314	$29.09	to	$26.19	$125,036	2.12%	—%	to	0.75%	6.44%	to	5.65%

Fidelity VIP Asset Manager Portfolio – Service Class 2:
2024	43			$34.57	$1,483	2.37%			—%			8.23%
2023	42			$31.94	$1,352	2.32%			—%			12.66%
2022	37			$28.35	$1,062	1.76%			—%			(15.15)%
2021	45			$33.41	$1,493	1.53%			—%			9.68%
2020	39			$30.46	$1,179	1.24%			—%			14.51%
138

Principal Life Insurance Co
Variable Life Separate Account

Notes to Financial Statements

December 31, 2024

	December 31,					For the year ended December 31, except as noted
	Units (000's)	Unit fair value corresponding to lowest to highest expense ratio			Net assets (000's)	Investment income ratio (1)	Expense ratio (2) lowest to highest			Total return (3) corresponding to lowest to highest expense ratio

Division

Fidelity VIP Contrafund® Portfolio – Initial Class:
2024	646	$105.09	to	$88.65	$111,238	0.19%	—%	to	0.75%	33.79%	to	32.79%
2023	681	$78.55	to	$66.76	$87,775	0.49%	—%	to	0.75%	33.45%	to	32.46%
2022	731	$58.86	to	$50.4	$70,779	0.51%	—%	to	0.75%	(26.31)%	to	(26.86)%
2021	788	$79.88	to	$68.91	$103,556	0.06%	—%	to	0.75%	27.83%	to	26.88%
2020	840	$62.49	to	$54.31	$86,320	0.25%	—%	to	0.75%	30.57%	to	29.59%

Fidelity VIP Contrafund® Portfolio – Service Class 2:
2024	1,243			$101.71	$126,414	0.03%			—%			33.44%
2023	1,370			$76.22	$104,387	0.26%			—%			33.11%
2022	1,471			$57.26	$84,226	0.26%			—%			(26.49)%
2021	1,549			$77.89	$120,651	0.03%			—%			27.52%
2020	1,686			$61.08	$102,967	0.08%			—%			30.23%

Fidelity VIP Equity-Income Portfolio – Initial Class:
2024	340	$53.6	to	$41.08	$25,946	1.78%	—%	to	0.75%	15.34%	to	14.46%
2023	358	$46.47	to	$35.89	$23,738	1.94%	—%	to	0.75%	10.64%	to	9.82%
2022	380	$42	to	$32.68	$22,855	1.87%	—%	to	0.75%	(4.96)%	to	(5.66)%
2021	413	$44.19	to	$34.64	$25,941	1.91%	—%	to	0.75%	24.89%	to	23.98%
2020	435	$35.38	to	$27.94	$21,911	1.83%	—%	to	0.75%	6.69%	to	5.87%

Fidelity VIP Equity-Income Portfolio – Service Class 2:
2024	609			$49.18	$29,968	1.63%			—%			15.04%
2023	624			$42.75	$26,673	1.73%			—%			10.38%
2022	681			$38.73	$26,373	1.75%			—%			(5.24)%
2021	690			$40.87	$28,217	1.68%			—%			24.60%
2020	702			$32.8	$23,011	1.64%			—%			6.42%

Fidelity VIP Extended Market Index Portfolio – Service Class 2:
2024	98	$16.55	to	$15.87	$1,621	1.84%	—%	to	0.75%	12.05%	to	11.13%
2023	36	$14.77	to	$14.28	$532	3.11%	—%	to	0.75%	17.13%	to	16.29%
2022	14	$12.61	to	$12.28	$179	1.04%	—%	to	0.75%	(18.33)%	to	(18.94)%
2021	17	$15.44	to	$15.15	$259	1.64%	—%	to	0.75%	20.91%	to	20.05%
2020	6	$12.77	to	$12.62	$80	3.49%	—%	to	0.75%	16.20%	to	15.36%

138

Principal Life Insurance Co
Variable Life Separate Account

Notes to Financial Statements

December 31, 2024

	December 31,					For the year ended December 31, except as noted
	Units (000's)	Unit fair value corresponding to lowest to highest expense ratio			Net assets (000's)	Investment income ratio (1)	Expense ratio (2) lowest to highest			Total return (3) corresponding to lowest to highest expense ratio

Division

Fidelity VIP Government Money Market Portfolio – Service Class:
2024	35,077	$11.66	to	$10.9	$408,768	4.87%	—%	to	0.75%	5.05%	to	4.21%
2023	38,148	$11.1	to	$10.46	$423,323	4.67%	—%	to	0.75%	4.82%	to	3.98%
2022	35,730	$10.59	to	$10.06	$378,371	1.40%	—%	to	0.75%	1.34%	to	0.60%
2021	31,663	$10.45	to	$10	$330,813	0.01%	—%	to	0.75%	—%	to	(0.70)%
2020	36,524	$10.45	to	$10.07	$381,580	0.22%	—%	to	0.75%	0.29%	to	(0.49)%

Fidelity VIP Growth Portfolio – Service Class 2:
2024	434	$94.61	to	$79.84	$41,052	—%	—%	to	0.75%	30.07%	to	29.11%
2023	330	$72.74	to	$61.84	$23,966	—%	—%	to	0.75%	35.89%	to	34.87%
2022	394	$53.53	to	$45.85	$21,088	0.35%	—%	to	0.75%	(24.64)%	to	(25.22)%
2021	399	$71.03	to	$61.31	$28,334	—%	—%	to	0.75%	22.89%	to	21.99%
2020	397	$57.8	to	$50.26	$22,910	0.04%	—%	to	0.75%	43.57%	to	42.50%

Fidelity VIP High Income Portfolio – Initial Class:
2024	164	$27.48	to	$30.1	$5,275	6.11%	—%	to	0.75%	8.96%	to	8.16%
2023	164	$25.22	to	$27.83	$4,840	5.69%	—%	to	0.75%	10.47%	to	9.65%
2022	175	$22.83	to	$25.38	$4,671	4.97%	—%	to	0.75%	(11.37)%	to	(12.03)%
2021	200	$25.76	to	$28.85	$6,048	5.53%	—%	to	0.75%	4.41%	to	3.63%
2020	168	$24.67	to	$27.84	$4,864	5.04%	—%	to	0.75%	2.74%	to	1.98%

Fidelity VIP High Income Portfolio – Service Class 2:
2024	375			$37.53	$14,066	6.24%			—%			8.63%
2023	398			$34.55	$13,759	5.64%			—%			10.24%
2022	453			$31.34	$14,204	4.86%			—%			(11.69)%
2021	524			$35.49	$18,600	5.23%			—%			4.29%
2020	536			$34.03	$18,244	4.98%			—%			2.44%

Fidelity VIP International Index Portfolio – Service Class 2:
2024	539	$13.3	to	$12.76	$7,174	3.04%	—%	to	0.75%	4.81%	to	4.08%
2023	429	$12.69	to	$12.26	$5,442	3.02%	—%	to	0.75%	15.89%	to	15.01%
2022	264	$10.95	to	$10.66	$2,887	2.01%	—%	to	0.75%	(16.22)%	to	(16.85)%
2021	265	$13.07	to	$12.82	$3,460	3.03%	—%	to	0.75%	7.48%	to	6.66%
2020	84	$12.16	to	$12.02	$1,018	1.88%	—%	to	0.75%	10.34%	to	9.47%

138

Principal Life Insurance Co
Variable Life Separate Account

Notes to Financial Statements

December 31, 2024

	December 31,					For the year ended December 31, except as noted
	Units (000's)	Unit fair value corresponding to lowest to highest expense ratio			Net assets (000's)	Investment income ratio (1)	Expense ratio (2) lowest to highest			Total return (3) corresponding to lowest to highest expense ratio

Division

Fidelity VIP Mid Cap Portfolio – Service Class 2:
2024	471			$52.75	$34,087	0.34%			—%			17.17%
2023	522			$45.02	$32,475	0.38%			—%			14.79%
2022	576			$39.22	$31,326	0.27%			—%			(14.97)%
2021	594			$46.12	$38,139	0.36%			—%			25.29%
2020	623			$36.81	$31,977	0.40%			—%			17.86%

Fidelity VIP Strategic Income Portfolio – Service Class 2:
2024	684			$12.65	$8,654	4.28%			—%			5.77%
2023	511			$11.96	$6,119	4.37%			—%			9.12%
2022	589			$10.96	$6,454	3.59%			—%			(11.47)%
2021	535			$12.38	$6,621	2.54%			—%			3.51%
2020	409			$11.96	$4,888	3.24%			—%			7.17%

Fidelity VIP Total Market Index Portfolio – Service Class 2:
2024	2,001	$21.24	to	$20.37	$42,485	1.19%	—%	to	0.75%	23.42%	to	22.49%
2023	1,345	$17.21	to	$16.63	$23,156	0.95%	—%	to	0.75%	25.71%	to	24.76%
2022	917	$13.69	to	$13.33	$12,553	1.57%	—%	to	0.75%	(19.42)%	to	(20.04)%
2021	123	$16.99	to	$16.67	$2,091	0.95%	—%	to	0.75%	25.39%	to	24.50%
2020	66	$13.55	to	$13.39	$888	2.38%	—%	to	0.75%	20.02%	to	19.02%

Franklin Templeton VIP Trust – Franklin Income VIP Fund – Class 2:
2024	417			$43.72	$18,215	5.08%			—%			7.21%
2023	417			$40.78	$16,988	5.05%			—%			8.63%
2022	369			$37.54	$13,862	4.81%			—%			(5.49)%
2021	355			$39.72	$14,110	4.70%			—%			16.75%
2020	390			$34.02	$13,275	5.68%			—%			0.71%

Franklin Templeton VIP Trust – Franklin Mutual Global Discovery VIP Fund – Class 2:
2024	171			$53.09	$9,055	1.67%			—%			4.65%
2023	207			$50.73	$10,494	2.45%			—%			20.33%
2022	229			$42.16	$9,673	1.40%			—%			(4.77)%
2021	237			$44.27	$10,504	2.67%			—%			19.13%
2020	263			$37.16	$9,771	2.16%			—%			(4.45)%

138

Principal Life Insurance Co
Variable Life Separate Account

Notes to Financial Statements

December 31, 2024

	December 31,					For the year ended December 31, except as noted
	Units (000's)	Unit fair value corresponding to lowest to highest expense ratio			Net assets (000's)	Investment income ratio (1)	Expense ratio (2) lowest to highest			Total return (3) corresponding to lowest to highest expense ratio

Division

Franklin Templeton VIP Trust – Franklin Mutual Shares VIP Fund – Class 2:
2024	163			$39.03	$6,376	2.11%			—%			11.26%
2023	336			$35.08	$11,801	1.82%			—%			13.49%
2022	387			$30.91	$11,978	1.86%			—%			(7.46)%
2021	386			$33.4	$12,905	3.16%			—%			19.20%
2020	393			$28.02	$11,001	2.88%			—%			(5.05)%

Franklin Templeton VIP Trust – Franklin Rising Dividends VIP Fund – Class 2:
2024	414			$65.22	$27,028	1.00%			—%			10.79%
2023	434			$58.87	$25,557	0.91%			—%			12.07%
2022	454			$52.53	$23,831	0.80%			—%			(10.57)%
2021	451			$58.74	$26,490	0.86%			—%			26.79%
2020	460			$46.33	$21,300	1.28%			—%			15.97%

Franklin Templeton VIP Trust – Franklin Small Cap Value VIP Fund – Class 2:
2024	289	$61.87	to	$55.86	$17,904	0.93%	—%	to	0.75%	11.70%	to	10.86%
2023	329	$55.39	to	$50.39	$18,244	0.52%	—%	to	0.75%	12.74%	to	11.90%
2022	384	$49.13	to	$45.03	$18,884	0.98%	—%	to	0.75%	(10.07)%	to	(10.73)%
2021	374	$54.63	to	$50.44	$20,407	1.08%	—%	to	0.75%	25.38%	to	24.42%
2020	379	$43.57	to	$40.54	$16,533	1.52%	—%	to	0.75%	5.19%	to	4.40%

Franklin Templeton VIP Trust – Franklin Strategic Income VIP Fund – Class 2:
2024	605			$18.35	$11,104	4.80%			—%			4.02%
2023	790			$17.64	$13,943	4.66%			—%			8.15%
2022	856			$16.31	$13,965	4.26%			—%			(10.73)%
2021	927			$18.27	$16,945	3.26%			—%			2.12%
2020	997			$17.89	$17,844	4.82%			—%			3.41%

Franklin Templeton VIP Trust – Franklin U.S. Government Securities VIP Fund – Class 2:
2024	42			$11.94	$506	3.75%			—%			1.36%
2023	5			$11.78	$55	2.80%			—%			4.43%
2022	22			$11.28	$244	2.37%			—%			(9.69)%
2021	20			$12.49	$250	2.57%			—%			(1.89)%
2020	27			$12.73	$350	5.04%			—%			3.83%

138

Principal Life Insurance Co
Variable Life Separate Account

Notes to Financial Statements

December 31, 2024

	December 31,					For the year ended December 31, except as noted
	Units (000's)	Unit fair value corresponding to lowest to highest expense ratio			Net assets (000's)	Investment income ratio (1)	Expense ratio (2) lowest to highest			Total return (3) corresponding to lowest to highest expense ratio

Division

Franklin Templeton VIP Trust – Templeton Developing Markets VIP Fund – Class 2:
2024	394			$21.66	$8,542	4.04%			—%			7.71%
2023	438			$20.11	$8,804	2.06%			—%			12.60%
2022	441			$17.86	$7,873	2.74%			—%			(21.97)%
2021	441			$22.89	$10,100	0.91%			—%			(5.76)%
2020	450			$24.29	$10,922	4.15%			—%			17.23%

Franklin Templeton VIP Trust – Templeton Foreign VIP Fund – Class 2:
2024	845			$14.02	$11,846	2.42%			—%			(0.99)%
2023	921			$14.16	$13,033	3.18%			—%			20.82%
2022	963			$11.72	$11,290	3.08%			—%			(7.64)%
2021	989			$12.69	$12,548	1.83%			—%			4.19%
2020	998			$12.18	$12,158	3.51%			—%			(1.14)%

Franklin Templeton VIP Trust – Templeton Global Bond VIP Fund – Class 2:
2024	656	$13.01	to	$11.76	$8,554	—%	—%	to	0.75%	(11.38)%	to	(12.04)%
2023	663	$14.68	to	$13.37	$9,744	—%	—%	to	0.75%	2.87%	to	2.06%
2022	759	$14.27	to	$13.1	$10,845	—%	—%	to	0.75%	(4.93)%	to	(5.62)%
2021	835	$15.01	to	$13.88	$12,556	—%	—%	to	0.75%	(5.00)%	to	(5.71)%
2020	1,031	$15.8	to	$14.72	$16,320	8.61%	—%	to	0.75%	(5.33)%	to	(6.00)%

Global Emerging Markets Account – Class 1:
2024	772	$47.22	to	$39.95	$36,534	2.01%	—%	to	0.75%	6.52%	to	5.69%
2023	804	$44.33	to	$37.8	$35,749	2.46%	—%	to	0.75%	12.50%	to	11.70%
2022	883	$39.4	to	$33.84	$34,860	1.60%	—%	to	0.75%	(22.65)%	to	(23.23)%
2021	901	$50.94	to	$44.08	$46,004	0.44%	—%	to	0.75%	0.57%	to	(0.18)%
2020	915	$50.65	to	$44.16	$46,470	2.44%	—%	to	0.75%	19.23%	to	18.36%

Goldman Sachs VIT – Small Cap Equity Insights Fund – Institutional Shares:
2024	41			$39.7	$1,645	1.14%			—%			19.04%
2023	32			$33.35	$1,082	0.72%			—%			19.28%
2022	57			$27.96	$1,606	0.31%			—%			(19.38)%
2021	54			$34.68	$1,882	0.43%			—%			23.77%
2020	64			$28.02	$1,788	0.25%			—%			8.60%

138

Principal Life Insurance Co
Variable Life Separate Account

Notes to Financial Statements

December 31, 2024

	December 31,					For the year ended December 31, except as noted
	Units (000's)	Unit fair value corresponding to lowest to highest expense ratio			Net assets (000's)	Investment income ratio (1)	Expense ratio (2) lowest to highest			Total return (3) corresponding to lowest to highest expense ratio

Division

Government & High Quality Bond Account – Class 1:
2024	3,205	$13.84	to	$12.27	$44,342	3.09%	—%	to	0.75%	0.58%	to	(0.08)%
2023	3,507	$13.76	to	$12.28	$48,227	2.37%	—%	to	0.75%	4.64%	to	3.80%
2022	3,339	$13.15	to	$11.83	$43,884	1.40%	—%	to	0.75%	(11.80)%	to	(12.44)%
2021	3,576	$14.91	to	$13.51	$53,290	2.23%	—%	to	0.75%	(1.32)%	to	(2.03)%
2020	3,818	$15.11	to	$13.79	$57,666	2.59%	—%	to	0.75%	2.86%	to	2.07%

Invesco V.I. American Franchise Fund – Series I Shares:
2024	109	$55.78	to	$50.71	$6,053	—%	—%	to	0.75%	34.90%	to	33.87%
2023	110	$41.35	to	$37.88	$4,555	—%	—%	to	0.75%	40.93%	to	39.88%
2022	107	$29.34	to	$27.08	$3,150	—%	—%	to	0.75%	(31.11)%	to	(31.63)%
2021	112	$42.59	to	$39.61	$4,774	—%	—%	to	0.75%	11.90%	to	11.08%
2020	103	$38.06	to	$35.66	$3,913	0.07%	—%	to	0.75%	42.39%	to	41.28%

Invesco V.I. American Franchise Fund – Series II Shares:
2024	97			$54.02	$5,263	—%			—%			34.58%
2023	101			$40.14	$4,042	—%			—%			40.60%
2022	110			$28.55	$3,154	—%			—%			(31.30)%
2021	111			$41.56	$4,632	—%			—%			11.66%
2020	106			$37.22	$3,950	—%			—%			42.01%

Invesco V.I. American Value Fund – Series I Shares:
2024	39	$22.94	to	$21.34	$883	1.14%	—%	to	0.75%	30.42%	to	29.41%
2023	28	$17.59	to	$16.49	$494	0.65%	—%	to	0.75%	15.57%	to	14.75%
2022	31	$15.22	to	$14.37	$470	0.79%	—%	to	0.75%	(2.62)%	to	(3.36)%
2021	18	$15.63	to	$14.87	$281	0.39%	—%	to	0.75%	28.01%	to	26.99%
2020	16	$12.21	to	$11.71	$195	1.10%	—%	to	0.75%	1.08%	to	0.43%

Invesco V.I. Core Equity Fund – Series I Shares:
2024	161	$49.01	to	$41.05	$7,887	0.69%	—%	to	0.75%	25.60%	to	24.66%
2023	174	$39.02	to	$32.93	$6,770	0.72%	—%	to	0.75%	23.36%	to	22.46%
2022	191	$31.63	to	$26.89	$6,037	0.93%	—%	to	0.75%	(20.55)%	to	(21.14)%
2021	205	$39.81	to	$34.1	$8,148	0.67%	—%	to	0.75%	27.76%	to	26.77%
2020	214	$31.16	to	$26.9	$6,651	1.36%	—%	to	0.75%	13.85%	to	13.03%

138

Principal Life Insurance Co
Variable Life Separate Account

Notes to Financial Statements

December 31, 2024

	December 31,					For the year ended December 31, except as noted
	Units (000's)	Unit fair value corresponding to lowest to highest expense ratio			Net assets (000's)	Investment income ratio (1)	Expense ratio (2) lowest to highest			Total return (3) corresponding to lowest to highest expense ratio

Division

Invesco V.I. Core Equity Fund – Series II Shares:
2024	163			$68.45	$11,124	0.49%			—%			25.30%
2023	168			$54.63	$9,187	0.46%			—%			23.07%
2022	194			$44.39	$8,596	0.62%			—%			(20.75)%
2021	215			$56.01	$12,067	0.45%			—%			27.38%
2020	220			$43.97	$9,688	1.06%			—%			13.56%

Invesco V.I. Discovery Mid Cap Growth Fund – Series I Shares:
2024	174	$17.33	to	$16.73	$3,013	—%	—%	to	0.75%	24.23%	to	23.29%
2023	196	$13.95	to	$13.57	$2,732	—%	—%	to	0.75%	13.14%	to	12.33%
2022	258	$12.33	to	$12.08	$3,185	—%	—%	to	0.75%	(30.96)%	to	(31.52)%
2021	257	$17.86	to	$17.64	$4,596	—%	—%	to	0.75%	19.07%	to	18.23%
2020 (4)	265	$15	to	$14.92	$3,978	—%	—%	to	0.75%	48.22%	to	47.58%

Invesco V.I. EQV International Equity Fund – Series I Shares:
2024	345			$40.66	$14,019	1.74%			—%			0.62%
2023	371			$40.41	$15,000	0.20%			—%			18.16%
2022	362			$34.2	$12,379	1.71%			—%			(18.32)%
2021	392			$41.87	$16,404	1.28%			—%			5.89%
2020	411			$39.54	$16,235	2.39%			—%			14.01%

Invesco V.I. Global Real Estate Fund – Series I Shares:
2024	136			$12.08	$1,643	2.57%			—%			(1.79)%
2023	139			$12.3	$1,706	1.49%			—%			9.04%
2022	119			$11.28	$1,339	3.00%			—%			(24.90)%
2021	86			$15.02	$1,285	2.72%			—%			25.69%
2020	97			$11.95	$1,158	5.30%			—%			(12.33)%

Invesco V.I. Health Care Fund – Series I Shares:
2024	344	$45.18	to	$37.84	$15,533	—%	—%	to	0.75%	4.17%	to	3.39%
2023	378	$43.37	to	$36.6	$16,398	—%	—%	to	0.75%	3.02%	to	2.26%
2022	473	$42.1	to	$35.79	$19,915	—%	—%	to	0.75%	(13.32)%	to	(13.97)%
2021	494	$48.57	to	$41.6	$24,015	0.20%	—%	to	0.75%	12.30%	to	11.47%
2020	525	$43.25	to	$37.32	$22,697	0.32%	—%	to	0.75%	14.48%	to	13.57%

138

Principal Life Insurance Co
Variable Life Separate Account

Notes to Financial Statements

December 31, 2024

	December 31,					For the year ended December 31, except as noted
	Units (000's)	Unit fair value corresponding to lowest to highest expense ratio			Net assets (000's)	Investment income ratio (1)	Expense ratio (2) lowest to highest			Total return (3) corresponding to lowest to highest expense ratio

Division

Invesco V.I. Main Street Mid Cap Fund – Series II Shares:
2024	20	$37.6	to	$33.94	$736	0.13%	—%	to	0.75%	16.81%	to	15.92%
2023	19	$32.19	to	$29.28	$627	0.04%	—%	to	0.75%	14.15%	to	13.27%
2022	21	$28.2	to	$25.85	$583	0.07%	—%	to	0.75%	(14.47)%	to	(15.08)%
2021	25	$32.97	to	$30.44	$814	0.28%	—%	to	0.75%	22.88%	to	21.96%
2020	16	$26.83	to	$24.96	$421	0.51%	—%	to	0.75%	8.93%	to	8.10%

Invesco V.I. Main Street Small Cap Fund – Series II Shares:
2024	323			$49.08	$15,860	—%			—%			12.41%
2023	278			$43.66	$12,152	0.97%			—%			17.81%
2022	261			$37.06	$9,672	0.26%			—%			(16.04)%
2021	219			$44.14	$9,649	0.19%			—%			22.27%
2020	197			$36.1	$7,122	0.37%			—%			19.62%

Invesco V.I. Small Cap Equity Fund – Series I Shares:
2024	329	$36.44	to	$31.91	$12,311	0.13%	—%	to	0.75%	18.08%	to	17.19%
2023	360	$30.86	to	$27.23	$11,407	—%	—%	to	0.75%	16.58%	to	15.72%
2022	366	$26.47	to	$23.53	$9,937	—%	—%	to	0.75%	(20.51)%	to	(21.12)%
2021	374	$33.3	to	$29.83	$12,788	0.17%	—%	to	0.75%	20.39%	to	19.51%
2020	374	$27.66	to	$24.96	$10,603	0.35%	—%	to	0.75%	27.23%	to	26.32%

Invesco V.I. Technology Fund – Series I Shares:
2024	323	$41.8	to	$35.01	$13,505	—%	—%	to	0.75%	34.28%	to	33.27%
2023	299	$31.13	to	$26.27	$9,312	—%	—%	to	0.75%	46.91%	to	45.86%
2022	367	$21.19	to	$18.01	$7,763	—%	—%	to	0.75%	(39.94)%	to	(40.40)%
2021	402	$35.28	to	$30.22	$14,170	—%	—%	to	0.75%	14.40%	to	13.57%
2020	413	$30.84	to	$26.61	$12,726	—%	—%	to	0.75%	46.16%	to	45.01%

Janus Henderson Global Sustainable Equity Portfolio – Service Shares:
2024	9	$12.79	to	$12.55	$118	0.26%	—%	to	0.75%	11.02%	to	10.18%
2023	11	$11.52	to	$11.39	$122	1.10%	—%	to	0.75%	23.21%	to	22.34%
2022 (6)	—	$9.35	to	$9.31	$3	2.20%	—%	to	0.75%	(6.87)%	to	(7.27)%

Janus Henderson Series Balanced Portfolio – Service Shares:
2024	883			$56.89	$50,260	1.77%			—%			15.14%
2023	898			$49.41	$44,359	1.79%			—%			15.15%
2022	880			$42.91	$37,770	1.15%			—%			(16.61)%
2021	811			$51.46	$41,748	0.88%			—%			16.90%
2020	800			$44.02	$35,208	2.05%			—%			14.04%
	December 31,					For the year ended December 31, except as noted
138

Principal Life Insurance Co
Variable Life Separate Account

Notes to Financial Statements

December 31, 2024

	Units (000's)	Unit fair value corresponding to lowest to highest expense ratio			Net assets (000's)	Investment income ratio (1)	Expense ratio (2) lowest to highest			Total return (3) corresponding to lowest to highest expense ratio

Division

Janus Henderson Series Enterprise Portfolio – Service Shares:
2024	958	$74.36	to	$62.28	$71,217	0.63%	—%	to	0.75%	15.32%	to	14.46%
2023	1,022	$64.48	to	$54.41	$65,867	0.09%	—%	to	0.75%	17.77%	to	16.89%
2022	1,121	$54.75	to	$46.55	$61,384	0.27%	—%	to	0.75%	(16.14)%	to	(16.77)%
2021	1,230	$65.29	to	$55.93	$80,282	0.24%	—%	to	0.75%	16.55%	to	15.68%
2020	1,323	$56.02	to	$48.35	$74,115	0.05%	—%	to	0.75%	19.17%	to	18.30%

Janus Henderson Series Flexible Bond Portfolio – Service Shares:
2024	1,404			$23.98	$33,666	4.23%			—%			1.61%
2023	1,458			$23.6	$34,400	3.59%			—%			5.31%
2022	1,489			$22.41	$33,379	2.17%			—%			(13.91)%
2021	1,544			$26.03	$40,193	2.24%			—%			(1.10)%
2020	1,683			$26.32	$44,288	2.45%			—%			10.26%

Janus Henderson Series Forty Portfolio – Service Shares:
2024	339			$62.1	$21,084	0.01%			—%			28.12%
2023	424			$48.47	$20,565	0.13%			—%			39.64%
2022	407			$34.71	$14,118	0.05%			—%			(33.72)%
2021	435			$52.37	$22,799	0.54%			—%			22.62%
2020	455			$42.71	$19,438	0.63%			—%			39.03%

Janus Henderson Series Global Research Portfolio – Service Shares:
2024	143			$45.21	$6,478	0.60%			—%			23.26%
2023	153			$36.68	$5,601	0.79%			—%			26.48%
2022	141			$29	$4,075	1.50%			—%			(19.62)%
2021	145			$36.08	$5,244	0.37%			—%			17.79%
2020	175			$30.63	$5,370	0.63%			—%			19.79%

Janus Henderson Series Global Technology and Innovation Portfolio – Service Shares:
2024	292	$26.56	to	$25.47	$7,761	—%	—%	to	0.75%	31.75%	to	30.75%
2023	265	$20.16	to	$19.48	$5,347	—%	—%	to	0.75%	54.25%	to	53.14%
2022	237	$13.07	to	$12.72	$3,092	—%	—%	to	0.75%	(37.10)%	to	(37.59)%
2021	263	$20.78	to	$20.38	$5,460	0.64%	—%	to	0.75%	17.73%	to	16.86%
2020	234	$17.65	to	$17.44	$4,126	—%	—%	to	0.75%	50.73%	to	49.57%

138

Principal Life Insurance Co
Variable Life Separate Account

Notes to Financial Statements

December 31, 2024

	December 31,					For the year ended December 31, except as noted
	Units (000's)	Unit fair value corresponding to lowest to highest expense ratio			Net assets (000's)	Investment income ratio (1)	Expense ratio (2) lowest to highest			Total return (3) corresponding to lowest to highest expense ratio

Division

Janus Henderson Series Overseas Portfolio – Service Shares:
2024	61			$42.34	$2,599	1.13%			—%			5.59%
2023	74			$40.1	$2,962	1.40%			—%			10.56%
2022	78			$36.27	$2,816	1.70%			—%			(8.82)%
2021	81			$39.78	$3,215	1.05%			—%			13.30%
2020	78			$35.11	$2,722	1.19%			—%			15.99%

LargeCap Growth Account I – Class 1:
2024	3,065	$83.58	to	$67.88	$417,419	—%	—%	to	0.75%	25.14%	to	24.21%
2023	3,452	$66.79	to	$54.65	$376,330	—%	—%	to	0.75%	40.34%	to	39.31%
2022	3,641	$47.59	to	$39.23	$282,897	—%	—%	to	0.75%	(34.16)%	to	(34.65)%
2021	3,882	$72.28	to	$60.03	$458,753	—%	—%	to	0.75%	21.89%	to	20.98%
2020	4,019	$59.29	to	$49.62	$389,617	0.03%	—%	to	0.75%	36.17%	to	35.17%

LargeCap S&P 500 Index Account – Class 1:
2024	8,165	$65.37	to	$55.85	$533,717	1.47%	—%	to	0.75%	24.75%	to	23.78%
2023	8,423	$52.4	to	$45.12	$441,381	1.44%	—%	to	0.75%	25.96%	to	25.06%
2022	8,361	$41.6	to	$36.08	$347,815	1.28%	—%	to	0.75%	(18.34)%	to	(18.94)%
2021	8,254	$50.94	to	$44.51	$420,418	1.39%	—%	to	0.75%	28.34%	to	27.35%
2020	7,971	$39.69	to	$34.95	$316,374	1.67%	—%	to	0.75%	18.09%	to	17.20%

Lord Abbett Series Fund Developing Growth Portfolio – Class VC:
2024	64	$28.33	to	$26.56	$1,813	0.15%	—%	to	0.75%	22.16%	to	21.28%
2023	76	$23.19	to	$21.9	$1,755	—%	—%	to	0.75%	8.16%	to	7.35%
2022	95	$21.44	to	$20.4	$2,040	—%	—%	to	0.75%	(35.98)%	to	(36.47)%
2021	93	$33.49	to	$32.11	$3,107	—%	—%	to	0.75%	(2.76)%	to	(3.46)%
2020	86	$34.44	to	$33.26	$2,960	—%	—%	to	0.75%	72.63%	to	71.27%

LVIP American Century Capital Appreciation Fund – Service Class:
2024 (11)	82			$30.36	$2,486	—%			—%			15.35%

LVIP American Century Disciplined Core Value Fund – Service Class:
2024 (11)	176			$48.63	$8,578	1.04%			—%			6.41%

LVIP American Century Disciplined Core Value Fund – Standard Class II:
2024 (11)	76	$45.89	to	$38.44	$3,508	1.28%	—%	to	0.75%	6.57%	to	6.04%

LVIP American Century Inflation Protection Fund – Service Class:
2024 (11)	146	$13.82	to	$12.38	$2,022	4.31%	—%	to	0.75%	3.37%	to	2.74%
	December 31,					For the year ended December 31, except as noted
138

Principal Life Insurance Co
Variable Life Separate Account

Notes to Financial Statements

December 31, 2024

	Units (000's)	Unit fair value corresponding to lowest to highest expense ratio			Net assets (000's)	Investment income ratio (1)	Expense ratio (2) lowest to highest			Total return (3) corresponding to lowest to highest expense ratio

Division

LVIP American Century International Fund – Service Class:
2024 (11)	68			$30.89	$2,093	0.76%			—%			0.16%

LVIP American Century Mid Cap Value Fund – Service Class:
2024 (11)	569	$51.99	to	$46.59	$29,562	2.48%	—%	to	0.75%	6.71%	to	6.18%

LVIP American Century Ultra Fund – Service Class:
2024 (11)	94			$92.41	$8,703	—%			—%			19.32%

LVIP American Century Ultra Fund – Standard Class II:
2024 (11)	48	$85.49	to	$71.6	$4,082	—%	—%	to	0.75%	19.42%	to	18.80%

LVIP American Century Value Fund – Service Class:
2024 (11)	590	$53.84	to	$45.43	$31,770	2.87%	—%	to	0.75%	6.47%	to	5.92%

LVIP JPMorgan Core Bond Fund – Standard Class:
2024	488			$15.75	$7,691	5.96%			—%			1.68%
2023 (9)	332			$15.49	$5,141	2.22%			—%			1.77%

LVIP JPMorgan Small Cap Core Fund – Standard Class:
2024	33			$61.08	$1,990	0.71%			—%			11.70%
2023 (9)	45			$54.68	$2,465	1.13%			—%			13.21%

Macquarie VIP Small Cap Value Series – Service Class:
2024 (17)	545	$39.63	to	$35.52	$21,611	1.02%	—%	to	0.75%	11.01%	to	10.21%
2023	640	$35.7	to	$32.23	$22,839	0.65%	—%	to	0.75%	9.11%	to	8.26%
2022	723	$32.72	to	$29.77	$23,662	0.52%	—%	to	0.75%	(12.37)%	to	(13.00)%
2021	694	$37.34	to	$34.22	$25,911	0.61%	—%	to	0.75%	34.03%	to	33.00%
2020	661	$27.86	to	$25.73	$18,429	1.11%	—%	to	0.75%	(2.18)%	to	(2.91)%

MFS® Blended Research® Small Cap Equity Portfolio – Service Class:
2024	94	$21.74	to	$20.38	$2,042	0.74%	—%	to	0.75%	4.62%	to	3.87%
2023	117	$20.78	to	$19.62	$2,426	0.50%	—%	to	0.75%	18.68%	to	17.77%
2022	148	$17.51	to	$16.66	$2,598	0.52%	—%	to	0.75%	(18.56)%	to	(19.17)%
2021	131	$21.5	to	$20.61	$2,806	0.62%	—%	to	0.75%	29.21%	to	28.17%
2020	114	$16.64	to	$16.08	$1,902	0.62%	—%	to	0.75%	2.09%	to	1.39%

138

Principal Life Insurance Co
Variable Life Separate Account

Notes to Financial Statements

December 31, 2024

	December 31,			For the year ended December 31, except as noted
	Units (000's)	Unit fair value corresponding to lowest to highest expense ratio	Net assets (000's)	Investment income ratio (1)	Expense ratio (2) lowest to highest	Total return (3) corresponding to lowest to highest expense ratio

Division

MFS® Global Equity Series – Service Class:
2024	211	$41.67	$8,806	0.79%	—%	5.36%
2023	231	$39.55	$9,133	0.50%	—%	13.88%
2022	255	$34.73	$8,867	0.22%	—%	(17.93)%
2021	289	$42.32	$12,224	0.46%	—%	16.87%
2020	310	$36.21	$11,230	0.99%	—%	13.05%

MFS® Growth Series – Service Class:
2024	678	$105.73	$71,655	—%	—%	31.15%
2023	671	$80.62	$54,094	—%	—%	35.52%
2022	652	$59.49	$38,812	—%	—%	(31.81)%
2021	661	$87.24	$57,695	—%	—%	23.24%
2020	684	$70.79	$48,412	—%	—%	31.53%

MFS® Inflation–Adjusted Bond Portfolio – Service Class:
2024	39	$9.47	$373	1.90%	—%	(4.15)%
2023	136	$9.88	$1,349	2.36%	—%	2.49%
2022	205	$9.64	$1,980	4.33%	—%	(21.69)%
2021	249	$12.31	$3,060	0.83%	—%	1.32%
2020	79	$12.15	$964	0.26%	—%	13.23%

MFS® International Intrinsic Value Portfolio – Service Class:
2024	1,386	$22.36	$30,993	1.11%	—%	6.99%
2023	1,505	$20.9	$31,461	0.48%	—%	17.35%
2022	1,589	$17.81	$28,306	0.50%	—%	(23.76)%
2021	1,482	$23.36	$34,626	0.14%	—%	10.29%
2020	1,415	$21.18	$29,981	0.78%	—%	20.20%

MFS® Mid Cap Growth Series – Service Class:
2024	1	$54.6	$60	—%	—%	14.44%
2023	1	$47.71	$54	—%	—%	20.97%
2022	1	$39.44	$50	—%	—%	(28.78)%
2021	8	$55.38	$448	—%	—%	13.86%
2020	8	$48.64	$389	—%	—%	36.13%

138

Principal Life Insurance Co
Variable Life Separate Account

Notes to Financial Statements

December 31, 2024

	December 31,					For the year ended December 31, except as noted
	Units (000's)	Unit fair value corresponding to lowest to highest expense ratio			Net assets (000's)	Investment income ratio (1)	Expense ratio (2) lowest to highest			Total return (3) corresponding to lowest to highest expense ratio

Division

MFS® Mid Cap Value Portfolio – Service Class:
2024	388	$22.01	to	$20.47	$8,533	1.00%	—%	to	0.75%	13.51%	to	12.66%
2023	297	$19.39	to	$18.17	$5,756	1.49%	—%	to	0.75%	12.41%	to	11.54%
2022	354	$17.25	to	$16.29	$6,104	0.88%	—%	to	0.75%	(9.02)%	to	(9.70)%
2021	256	$18.96	to	$18.04	$4,861	0.74%	—%	to	0.75%	30.58%	to	29.69%
2020	195	$14.52	to	$13.91	$2,834	1.01%	—%	to	0.75%	3.71%	to	2.88%

MFS® New Discovery Series – Service Class:
2024	232	$58.05	to	$52.41	$13,486	—%	—%	to	0.75%	6.44%	to	5.62%
2023	246	$54.54	to	$49.62	$13,441	—%	—%	to	0.75%	14.24%	to	13.42%
2022	264	$47.74	to	$43.75	$12,626	—%	—%	to	0.75%	(29.99)%	to	(30.52)%
2021	266	$68.19	to	$62.97	$18,119	—%	—%	to	0.75%	1.56%	to	0.82%
2020	299	$67.14	to	$62.46	$20,073	—%	—%	to	0.75%	45.58%	to	44.48%

MFS® New Discovery Value Portfolio – Service Class:
2024	186	$24.67	to	$23.13	$4,592	1.09%	—%	to	0.75%	9.16%	to	8.39%
2023	114	$22.6	to	$21.34	$2,586	0.97%	—%	to	0.75%	11.22%	to	10.40%
2022	126	$20.32	to	$19.33	$2,562	0.39%	—%	to	0.75%	(11.23)%	to	(11.94)%
2021	123	$22.89	to	$21.95	$2,812	0.67%	—%	to	0.75%	33.86%	to	32.87%
2020	105	$17.1	to	$16.52	$1,802	0.74%	—%	to	0.75%	3.76%	to	2.99%

MFS® Research International Portfolio – Service Class:
2024	217			$15.2	$3,292	1.37%			—%			2.84%
2023	220			$14.78	$3,250	0.77%			—%			12.82%
2022	210			$13.1	$2,757	1.65%			—%			(17.82)%
2021	236			$15.94	$3,762	0.67%			—%			11.24%
2020	188			$14.33	$2,693	1.77%			—%			12.75%

MFS® Total Return Series – Service Class:
2024	272			$27.8	$7,562	2.43%			—%			7.46%
2023	222			$25.87	$5,742	1.90%			—%			10.23%
2022	213			$23.47	$4,988	1.60%			—%			(9.83)%
2021	201			$26.03	$5,227	1.73%			—%			13.82%
2020	177			$22.87	$4,038	2.00%			—%			9.53%

138

Principal Life Insurance Co
Variable Life Separate Account

Notes to Financial Statements

December 31, 2024

	December 31,					For the year ended December 31, except as noted
	Units (000's)	Unit fair value corresponding to lowest to highest expense ratio			Net assets (000's)	Investment income ratio (1)	Expense ratio (2) lowest to highest			Total return (3) corresponding to lowest to highest expense ratio

Division

MFS® Utilities Series – Service Class:
2024	179			$27.96	$5,006	2.05%			—%			11.35%
2023	200			$25.11	$5,015	3.30%			—%			(2.33)%
2022	232			$25.71	$5,960	2.34%			—%			0.47%
2021	204			$25.59	$5,219	1.53%			—%			13.83%
2020	212			$22.48	$4,760	2.23%			—%			5.64%

MFS® Value Series – Service Class:
2024	703			$57.66	$40,555	1.45%			—%			11.36%
2023	760			$51.78	$39,372	1.38%			—%			7.63%
2022	809			$48.11	$38,936	1.15%			—%			(6.15)%
2021	898			$51.26	$46,006	1.19%			—%			25.18%
2020	860			$40.95	$35,229	1.36%			—%			3.20%

MidCap Account – Class 1:
2024	1,198	$168.29	to	$575.61	$265,928	0.24%	—%	to	0.75%	20.27%	to	19.36%
2023	1,327	$139.92	to	$482.23	$244,641	—%	—%	to	0.75%	26.08%	to	25.14%
2022	1,419	$110.98	to	$385.34	$207,595	0.19%	—%	to	0.75%	(22.98)%	to	(23.55)%
2021	1,515	$144.09	to	$504.06	$287,850	0.13%	—%	to	0.75%	25.52%	to	24.59%
2020	1,616	$114.79	to	$404.58	$244,972	0.72%	—%	to	0.75%	16.24%	to	17.45%

Neuberger Berman AMT Mid Cap Growth Portfolio – Class S Shares:
2024	28			$25.27	$718	—%			—%			23.81%
2023	50			$20.41	$1,028	—%			—%			17.91%
2022	85			$17.31	$1,477	—%			—%			(28.82)%
2021	105			$24.32	$2,553	—%			—%			12.75%
2020	60			$21.57	$1,298	—%			—%			39.70%

Neuberger Berman AMT Sustainable Equity Portfolio – Class I Shares:
2024	407			$21.05	$8,575	0.22%			—%			25.82%
2023	430			$16.73	$7,189	0.34%			—%			26.93%
2022	456			$13.18	$6,007	0.45%			—%			(18.44)%
2021	509			$16.16	$8,225	0.38%			—%			23.45%
2020	533			$13.09	$6,979	0.62%			—%			19.54%

138

Principal Life Insurance Co
Variable Life Separate Account

Notes to Financial Statements

December 31, 2024

	December 31,			For the year ended December 31, except as noted
	Units (000's)	Unit fair value corresponding to lowest to highest expense ratio	Net assets (000's)	Investment income ratio (1)	Expense ratio (2) lowest to highest	Total return (3) corresponding to lowest to highest expense ratio

Division

PIMCO VIT All Asset Portfolio – Administrative Class:
2024	153	$17.14	$2,618	6.52%	—%	3.88%
2023	163	$16.5	$2,697	2.98%	—%	7.98%
2022	184	$15.28	$2,804	7.63%	—%	(11.83)%
2021	159	$17.33	$2,758	11.13%	—%	16.23%
2020	130	$14.91	$1,933	5.07%	—%	8.04%

PIMCO VIT CommodityRealReturn® Strategy Portfolio – Administrative Class:
2024	118	$8.63	$1,015	2.13%	—%	4.10%
2023	152	$8.29	$1,258	18.85%	—%	(7.79)%
2022	381	$8.99	$3,425	21.63%	—%	8.57%
2021	453	$8.28	$3,751	3.87%	—%	33.33%
2020	129	$6.21	$799	6.12%	—%	1.31%

PIMCO VIT Emerging Markets Bond Portfolio – Administrative Class:
2024	92	$14.79	$1,367	6.49%	—%	7.56%
2023	150	$13.75	$2,062	5.69%	—%	11.16%
2022	175	$12.37	$2,167	4.81%	—%	(15.74)%
2021	143	$14.68	$2,097	4.48%	—%	(2.59)%
2020	122	$15.07	$1,833	4.50%	—%	6.73%

PIMCO VIT High Yield Portfolio – Administrative Class:
2024	989	$23.65	$23,379	5.82%	—%	6.92%
2023	1,076	$22.12	$23,789	5.59%	—%	12.23%
2022	929	$19.71	$18,313	5.06%	—%	(10.29)%
2021	980	$21.97	$21,532	4.42%	—%	3.63%
2020	922	$21.2	$19,536	4.80%	—%	5.74%

PIMCO VIT Long-Term U.S. Government Portfolio – Administrative Class:
2024	242	$10.32	$2,501	2.56%	—%	(6.10)%
2023	92	$10.99	$1,016	2.32%	—%	4.07%
2022	73	$10.56	$772	2.08%	—%	(28.94)%
2021	67	$14.86	$998	1.56%	—%	(4.74)%
2020	84	$15.6	$1,310	1.53%	—%	17.38%

138

Principal Life Insurance Co
Variable Life Separate Account

Notes to Financial Statements

December 31, 2024

	December 31,					For the year ended December 31, except as noted
	Units (000's)	Unit fair value corresponding to lowest to highest expense ratio			Net assets (000's)	Investment income ratio (1)	Expense ratio (2) lowest to highest			Total return (3) corresponding to lowest to highest expense ratio

Division

PIMCO VIT Low Duration Portfolio – Administrative Class:
2024	631			$11.25	$7,095	3.98%			—%			4.55%
2023	599			$10.76	$6,444	3.61%			—%			4.98%
2022	617			$10.25	$6,333	1.69%			—%			(5.79)%
2021	647			$10.88	$7,041	0.53%			—%			(0.91)%
2020	159			$10.98	$1,747	1.14%			—%			3.00%

PIMCO VIT Real Return Portfolio – Administrative Class:
2024	1,028			$15.04	$15,465	2.60%			—%			2.10%
2023	1,025			$14.73	$15,101	3.02%			—%			3.66%
2022	1,087			$14.21	$15,445	7.08%			—%			(11.90)%
2021	1,294			$16.13	$20,869	4.93%			—%			5.63%
2020	1,282			$15.27	$19,584	1.45%			—%			11.70%

PIMCO VIT Short-Term Portfolio – Administrative Class:
2024	2,739			$13.55	$37,111	5.02%			—%			6.03%
2023	2,948			$12.78	$37,660	4.46%			—%			5.97%
2022	3,653			$12.06	$44,064	1.64%			—%			(0.17)%
2021	3,692			$12.08	$44,606	1.08%			—%			(0.08)%
2020	3,666			$12.09	$44,313	1.23%			—%			2.28%

PIMCO VIT Total Return Portfolio – Administrative Class:
2024	2,590			$14.56	$37,698	4.03%			—%			2.54%
2023	2,687			$14.2	$38,144	3.56%			—%			5.97%
2022	2,799			$13.4	$37,507	2.62%			—%			(14.32)%
2021	2,719			$15.64	$42,494	1.83%			—%			(1.26)%
2020	3,170			$15.84	$50,184	2.12%			—%			8.72%

Principal Capital Appreciation Account – Class 1:
2024	1,160	$33.22	to	$30.89	$38,520	0.73%	—%	to	0.75%	25.83%	to	24.91%
2023	1,231	$26.4	to	$24.73	$32,485	0.82%	—%	to	0.75%	25.18%	to	24.21%
2022	1,256	$21.09	to	$19.91	$26,482	0.80%	—%	to	0.75%	(16.44)%	to	(17.04)%
2021	1,324	$25.24	to	$24	$33,406	0.87%	—%	to	0.75%	27.86%	to	26.92%
2020	1,346	$19.74	to	$18.91	$26,569	1.29%	—%	to	0.75%	18.70%	to	17.82%

138

Principal Life Insurance Co
Variable Life Separate Account

Notes to Financial Statements

December 31, 2024

	December 31,					For the year ended December 31, except as noted
	Units (000's)	Unit fair value corresponding to lowest to highest expense ratio			Net assets (000's)	Investment income ratio (1)	Expense ratio (2) lowest to highest			Total return (3) corresponding to lowest to highest expense ratio

Division

Principal LifeTime 2020 Account – Class 1:
2024	2,467	$32.8	to	$35.06	$80,959	2.86%	—%	to	0.75%	7.43%	to	6.63%
2023	2,841	$30.53	to	$32.88	$86,754	2.61%	—%	to	0.75%	12.28%	to	11.42%
2022	3,209	$27.19	to	$29.51	$87,292	3.19%	—%	to	0.75%	(14.39)%	to	(15.03)%
2021	3,589	$31.76	to	$34.73	$114,028	1.65%	—%	to	0.75%	9.18%	to	8.36%
2020	3,854	$29.09	to	$32.05	$112,185	2.60%	—%	to	0.75%	12.88%	to	12.02%

Principal LifeTime 2030 Account – Class 1:
2024	4,985	$36.61	to	$40.65	$182,566	2.16%	—%	to	0.75%	9.02%	to	8.23%
2023	5,224	$33.57	to	$37.56	$175,452	1.78%	—%	to	0.75%	15.08%	to	14.23%
2022	5,319	$29.17	to	$32.88	$155,225	2.88%	—%	to	0.75%	(16.85)%	to	(17.47)%
2021	5,187	$35.08	to	$39.84	$182,007	1.37%	—%	to	0.75%	12.79%	to	11.97%
2020	5,060	$31.1	to	$35.58	$157,417	2.12%	—%	to	0.75%	14.88%	to	14.00%

Principal LifeTime 2040 Account – Class 1:
2024	2,639	$42.06	to	$47.24	$111,051	1.71%	—%	to	0.75%	11.54%	to	10.71%
2023	2,710	$37.71	to	$42.67	$102,220	1.35%	—%	to	0.75%	18.28%	to	17.39%
2022	2,752	$31.88	to	$36.35	$87,772	3.23%	—%	to	0.75%	(18.11)%	to	(18.72)%
2021	2,668	$38.93	to	$44.72	$103,890	1.29%	—%	to	0.75%	15.28%	to	14.43%
2020	2,448	$33.76	to	$39.08	$82,669	2.01%	—%	to	0.75%	16.09%	to	15.25%

Principal LifeTime 2050 Account – Class 1:
2024	1,105	$45.03	to	$51.22	$49,822	1.44%	—%	to	0.75%	13.28%	to	12.42%
2023	1,182	$39.75	to	$45.56	$47,060	1.14%	—%	to	0.75%	20.37%	to	19.49%
2022	1,234	$33.02	to	$38.13	$40,786	3.46%	—%	to	0.75%	(18.81)%	to	(19.40)%
2021	1,242	$40.67	to	$47.31	$50,587	1.15%	—%	to	0.75%	17.03%	to	16.16%
2020	989	$34.75	to	$40.73	$34,417	1.87%	—%	to	0.75%	16.65%	to	15.81%

Principal LifeTime 2060 Account – Class 1:
2024	636	$26.51	to	$24.29	$16,862	1.29%	—%	to	0.75%	13.29%	to	12.40%
2023	540	$23.4	to	$21.61	$12,636	1.05%	—%	to	0.75%	20.31%	to	19.39%
2022	517	$19.45	to	$18.1	$10,065	3.07%	—%	to	0.75%	(18.79)%	to	(19.38)%
2021	523	$23.95	to	$22.45	$12,518	1.04%	—%	to	0.75%	17.98%	to	17.11%
2020	425	$20.3	to	$19.17	$8,620	1.56%	—%	to	0.75%	16.53%	to	15.69%
138

Principal Life Insurance Co
Variable Life Separate Account

Notes to Financial Statements

December 31, 2024

	December 31,					For the year ended December 31, except as noted
	Units (000's)	Unit fair value corresponding to lowest to highest expense ratio			Net assets (000's)	Investment income ratio (1)	Expense ratio (2) lowest to highest			Total return (3) corresponding to lowest to highest expense ratio

Division

Principal LifeTime Strategic Income Account – Class 1:
2024	1,431	$23.32	to	$22.9	$33,375	2.70%	—%	to	0.75%	6.73%	to	5.87%
2023	1,573	$21.85	to	$21.63	$34,372	1.39%	—%	to	0.75%	10.75%	to	9.96%
2022	834	$19.72	to	$19.67	$16,444	3.32%	—%	to	0.75%	(13.09)%	to	(13.73)%
2021	870	$22.69	to	$22.8	$19,754	1.88%	—%	to	0.75%	4.51%	to	3.78%
2020	945	$21.71	to	$21.97	$20,523	2.44%	—%	to	0.75%	10.32%	to	9.47%

Putnam VT International Equity Fund – Class IB:
2024	41			$27.54	$1,124	2.12%			—%			2.99%
2023	46			$26.74	$1,223	0.04%			—%			18.48%
2022	60			$22.57	$1,350	1.56%			—%			(14.77)%
2021	64			$26.48	$1,708	0.90%			—%			8.84%
2020	56			$24.33	$1,354	1.50%			—%			12.07%

Putnam VT International Value Fund – Class IB:
2024	108			$15.6	$1,691	1.96%			—%			5.19%
2023	68			$14.83	$1,004	1.50%			—%			18.73%
2022	26			$12.49	$320	1.37%			—%			(6.86)%
2021	1			$13.41	$20	0.44%			—%			15.01%
2020 (5)	—			$11.66	$—	—%			—%			15.10%

Putnam VT Large Cap Growth Fund – Class IB:
2024	1,482	$41.98	to	$39.5	$62,193	—%	—%	to	0.75%	33.40%	to	32.42%
2023	1,490	$31.47	to	$29.83	$46,879	—%	—%	to	0.75%	44.49%	to	43.41%
2022	1,432	$21.78	to	$20.8	$31,184	—%	—%	to	0.75%	(30.50)%	to	(31.03)%
2021	1,524	$31.34	to	$30.16	$47,763	—%	—%	to	0.75%	22.66%	to	21.76%
2020	1,687	$25.55	to	$24.77	$43,096	0.04%	—%	to	0.75%	38.71%	to	37.61%

Putnam VT Large Cap Value Fund – Class IB:
2024	381			$24.27	$9,236	0.88%			—%			19.15%
2023	202			$20.37	$4,117	2.32%			—%			15.67%
2022	252			$17.61	$4,438	1.02%			—%			(3.14)%
2021	101			$18.18	$1,831	1.10%			—%			27.31%
2020	91			$14.28	$1,296	1.33%			—%			5.78%

Putnam VT Small Cap Growth Fund – Class IB:
2024 (18)	136	$10.96	to	$10.91	$1,486	—%	—%	to	0.75%	10.26%	to	9.76%

138

Principal Life Insurance Co
Variable Life Separate Account

Notes to Financial Statements

December 31, 2024

	December 31,					For the year ended December 31, except as noted
	Units (000's)	Unit fair value corresponding to lowest to highest expense ratio			Net assets (000's)	Investment income ratio (1)	Expense ratio (2) lowest to highest			Total return (3) corresponding to lowest to highest expense ratio

Division

Putnam VT Small Cap Value Fund – Class IB:
2024 (18)	29	$10.48	to	$10.44	$299	—%	—%	to	0.75%	5.86%	to	5.45%

Real Estate Securities Account – Class 1:
2024	553	$117.47	to	$85.07	$65,003	2.35%	—%	to	0.75%	5.58%	to	4.79%
2023	618	$111.26	to	$81.18	$68,877	1.95%	—%	to	0.75%	13.33%	to	12.48%
2022	694	$98.17	to	$72.17	$68,177	1.25%	—%	to	0.75%	(25.41)%	to	(25.97)%
2021	714	$131.62	to	$97.49	$94,116	1.44%	—%	to	0.75%	40.44%	to	39.39%
2020	708	$93.72	to	$69.94	$66,464	1.96%	—%	to	0.75%	(3.41)%	to	(4.14)%

Rydex VI Basic Materials Fund:
2024	34			$14.01	$471	1.00%			—%			(2.44)%
2023	39			$14.36	$567	—%			—%			8.95%
2022	39			$13.18	$511	0.57%			—%			(9.66)%
2021	38			$14.59	$555	0.61%			—%			23.02%
2020	36			$11.86	$421	1.33%			—%			19.68%

Rydex VI Utilities Fund:
2024	—			$15.85	$1	1.90%			—%			19.89%
2023	—			$13.22	$6	2.59%			—%			(7.16)%
2022	26			$14.24	$374	0.82%			—%			1.06%
2021	18			$14.09	$247	1.66%			—%			14.55%
2020	21			$12.3	$264	—%			—%			(5.17)%

SAM Balanced Portfolio – Class 1:
2024	3,458	$29.82	to	$38.3	$103,190	2.09%	—%	to	0.75%	12.61%	to	11.76%
2023	3,389	$26.48	to	$34.27	$89,804	2.40%	—%	to	0.75%	15.99%	to	15.15%
2022	3,508	$22.83	to	$29.76	$80,150	2.41%	—%	to	0.75%	(16.16)%	to	(16.78)%
2021	3,724	$27.22	to	$35.76	$101,471	1.57%	—%	to	0.75%	13.74%	to	12.88%
2020	3,710	$23.93	to	$31.68	$88,875	2.24%	—%	to	0.75%	11.25%	to	10.46%

SAM Conservative Balanced Portfolio – Class 1:
2024	2,399	$25.26	to	$29.04	$60,606	2.55%	—%	to	0.75%	8.97%	to	8.16%
2023	2,424	$23.18	to	$26.85	$56,198	2.83%	—%	to	0.75%	11.98%	to	11.13%
2022	2,676	$20.7	to	$24.16	$55,396	2.44%	—%	to	0.75%	(14.46)%	to	(15.11)%
2021	2,626	$24.2	to	$28.46	$63,551	1.84%	—%	to	0.75%	9.70%	to	8.92%
2020	2,557	$22.06	to	$26.13	$56,420	2.39%	—%	to	0.75%	9.59%	to	8.78%

138

Principal Life Insurance Co
Variable Life Separate Account

Notes to Financial Statements

December 31, 2024

	December 31,					For the year ended December 31, except as noted
	Units (000's)	Unit fair value corresponding to lowest to highest expense ratio			Net assets (000's)	Investment income ratio (1)	Expense ratio (2) lowest to highest			Total return (3) corresponding to lowest to highest expense ratio

Division

SAM Conservative Growth Portfolio – Class 1:
2024	2,562	$33.44	to	$48.51	$85,743	1.50%	—%	to	0.75%	15.23%	to	14.38%
2023	2,800	$29.02	to	$42.41	$81,303	1.76%	—%	to	0.75%	19.37%	to	18.46%
2022	2,947	$24.31	to	$35.8	$71,710	2.14%	—%	to	0.75%	(17.79)%	to	(18.40)%
2021	2,936	$29.57	to	$43.87	$86,924	1.21%	—%	to	0.75%	17.71%	to	16.86%
2020	3,113	$25.12	to	$37.54	$78,262	1.88%	—%	to	0.75%	12.95%	to	12.09%

SAM Flexible Income Portfolio – Class 1:
2024	1,193	$22.76	to	$24.35	$27,167	3.25%	—%	to	0.75%	6.65%	to	5.92%
2023	1,129	$21.34	to	$22.99	$24,092	3.40%	—%	to	0.75%	9.38%	to	8.55%
2022	1,266	$19.51	to	$21.18	$24,706	2.86%	—%	to	0.75%	(13.10)%	to	(13.76)%
2021	1,309	$22.45	to	$24.56	$29,405	2.37%	—%	to	0.75%	6.85%	to	6.09%
2020	1,238	$21	to	$23.15	$26,011	2.74%	—%	to	0.75%	7.25%	to	6.44%

SAM Strategic Growth Portfolio – Class 1:
2024	2,599	$36.07	to	$56.73	$93,807	1.07%	—%	to	0.75%	16.99%	to	16.13%
2023	2,731	$30.83	to	$48.85	$84,245	1.43%	—%	to	0.75%	21.86%	to	20.98%
2022	2,883	$25.3	to	$40.38	$72,989	2.19%	—%	to	0.75%	(18.81)%	to	(19.40)%
2021	2,951	$31.14	to	$50.1	$91,994	0.96%	—%	to	0.75%	19.86%	to	18.97%
2020	2,950	$25.98	to	$42.11	$76,715	1.81%	—%	to	0.75%	15.36%	to	14.52%

Short-Term Income Account – Class 1:
2024	4,556	$15.37	to	$13.62	$70,001	3.43%	—%	to	0.75%	5.13%	to	4.37%
2023	4,991	$14.62	to	$13.05	$72,972	1.77%	—%	to	0.75%	5.56%	to	4.82%
2022	5,022	$13.85	to	$12.45	$69,519	1.13%	—%	to	0.75%	(3.42)%	to	(4.23)%
2021	4,586	$14.34	to	$13	$65,759	1.53%	—%	to	0.75%	(0.69)%	to	(1.44)%
2020	5,332	$14.44	to	$13.19	$77,009	2.37%	—%	to	0.75%	3.36%	to	2.57%

SmallCap Account – Class 1:
2024	1,548	$55.3	to	$42.4	$85,639	0.36%	—%	to	0.75%	7.00%	to	6.19%
2023	1,648	$51.68	to	$39.93	$85,240	0.30%	—%	to	0.75%	15.54%	to	14.68%
2022	1,731	$44.73	to	$34.82	$77,486	0.06%	—%	to	0.75%	(20.64)%	to	(21.22)%
2021	1,823	$56.36	to	$44.2	$102,774	0.31%	—%	to	0.75%	20.12%	to	19.23%
2020	1,910	$46.92	to	$37.07	$89,699	0.51%	—%	to	0.75%	22.19%	to	21.26%

138

Principal Life Insurance Co
Variable Life Separate Account

Notes to Financial Statements

December 31, 2024

	December 31,					For the year ended December 31, except as noted
	Units (000's)	Unit fair value corresponding to lowest to highest expense ratio			Net assets (000's)	Investment income ratio (1)	Expense ratio (2) lowest to highest			Total return (3) corresponding to lowest to highest expense ratio

Division

T. Rowe Price Equity Income Portfolio – II:
2024	58			$38.93	$2,251	1.61%			—%			11.39%
2023	45			$34.95	$1,561	1.80%			—%			9.32%
2022	57			$31.97	$1,827	1.67%			—%			(3.59)%
2021	48			$33.16	$1,589	1.39%			—%			25.18%
2020	74			$26.49	$1,966	2.12%			—%			0.99%

T. Rowe Price Health Sciences Portfolio – II:
2024	194			$19.37	$3,757	—%			—%			1.41%
2023	91			$19.1	$1,745	—%			—%			2.69%
2022	125			$18.6	$2,320	—%			—%			(12.72)%
2021	117			$21.31	$2,499	—%			—%			12.87%
2020	130			$18.88	$2,458	—%			—%			29.23%

TOPS® Managed Risk Balanced ETF Portfolio – Class 2:
2024	59	$16.91	to	$15.39	$1,001	2.72%	—%	to	0.75%	6.09%	to	5.34%
2023	47	$15.94	to	$14.61	$747	0.28%	—%	to	0.75%	9.03%	to	8.22%
2022	44	$14.62	to	$13.5	$641	18.28%	—%	to	0.75%	(11.87)%	to	(12.51)%
2021	44	$16.59	to	$15.43	$725	1.13%	—%	to	0.75%	8.57%	to	7.75%
2020	41	$15.28	to	$14.32	$633	2.29%	—%	to	0.75%	5.89%	to	5.06%

TOPS® Managed Risk Growth ETF Portfolio – Class 2:
2024	72	$18.81	to	$17.11	$1,345	2.36%	—%	to	0.75%	7.73%	to	6.87%
2023	65	$17.46	to	$16.01	$1,133	0.48%	—%	to	0.75%	11.14%	to	10.34%
2022	65	$15.71	to	$14.51	$1,028	8.16%	—%	to	0.75%	(13.73)%	to	(14.34)%
2021	64	$18.21	to	$16.94	$1,168	1.05%	—%	to	0.75%	12.55%	to	11.74%
2020	61	$16.18	to	$15.16	$985	2.34%	—%	to	0.75%	5.20%	to	4.41%

TOPS® Managed Risk Moderate Growth ETF Portfolio – Class 2:
2024	53	$18.53	to	$16.85	$988	2.29%	—%	to	0.75%	7.61%	to	6.78%
2023	59	$17.22	to	$15.78	$1,020	0.41%	—%	to	0.75%	10.31%	to	9.51%
2022	55	$15.61	to	$14.41	$851	15.73%	—%	to	0.75%	(13.33)%	to	(14.02)%
2021	50	$18.01	to	$16.76	$898	1.15%	—%	to	0.75%	11.04%	to	10.26%
2020	48	$16.22	to	$15.2	$783	2.36%	—%	to	0.75%	5.94%	to	5.12%

138

Principal Life Insurance Co
Variable Life Separate Account

Notes to Financial Statements

December 31, 2024

	December 31,					For the year ended December 31, except as noted
	Units (000's)	Unit fair value corresponding to lowest to highest expense ratio			Net assets (000's)	Investment income ratio (1)	Expense ratio (2) lowest to highest			Total return (3) corresponding to lowest to highest expense ratio

Division

VanEck VIP Trust Global Resources Fund – Class S Shares:
2024	188	$8.02	to	$7.24	$1,505	2.50%	—%	to	0.75%	(3.02)%	to	(3.85)%
2023	206	$8.27	to	$7.53	$1,704	2.60%	—%	to	0.75%	(3.84)%	to	(4.56)%
2022	224	$8.6	to	$7.89	$1,925	1.62%	—%	to	0.75%	8.04%	to	7.35%
2021	167	$7.96	to	$7.35	$1,327	0.32%	—%	to	0.75%	18.63%	to	17.79%
2020	147	$6.71	to	$6.24	$988	0.75%	—%	to	0.75%	18.97%	to	17.96%

VanEck VIP Trust Global Resources Fund – Initial Class Shares:
2024	761			$9.63	$7,327	2.54%			—%			(2.83)%
2023	891			$9.91	$8,832	2.45%			—%			(3.60)%
2022	1,003			$10.28	$10,315	1.62%			—%			8.32%
2021	911			$9.49	$8,646	0.43%			—%			18.92%
2020	794			$7.98	$6,332	0.92%			—%			19.10%

Vanguard VIF Balanced Portfolio:
2024	629			$58.95	$37,075	2.27%			—%			14.80%
2023	689			$51.35	$35,390	2.11%			—%			14.31%
2022	762			$44.92	$34,210	2.04%			—%			(14.29)%
2021	894			$52.41	$46,850	1.77%			—%			19.01%
2020	956			$44.04	$42,114	2.83%			—%			10.68%

Vanguard VIF Equity Income Portfolio:
2024	396			$13.23	$5,240	2.73%			—%			15.14%
2023 (10)	161			$11.49	$1,851	—%			—%			10.59%

Vanguard VIF Equity Index Portfolio:
2024	3,309			$80.24	$265,506	1.29%			—%			24.85%
2023	3,467			$64.27	$222,833	1.40%			—%			26.12%
2022	3,555			$50.96	$181,152	1.32%			—%			(18.24)%
2021	3,554			$62.33	$221,518	1.25%			—%			28.57%
2020	3,589			$48.48	$173,986	1.74%			—%			18.19%

Vanguard VIF Global Bond Index Portfolio:
2024	471			$9.51	$4,475	2.77%			—%			2.04%
2023	341			$9.32	$3,183	1.88%			—%			6.51%
2022	335			$8.75	$2,932	1.08%			—%			(13.11)%
2021	90			$10.07	$908	2.02%			—%			(1.85)%
2020 (5)	—			$10.26	$5	—%			—%			2.40%

	December 31,					For the year ended December 31, except as noted
138

Principal Life Insurance Co
Variable Life Separate Account

Notes to Financial Statements

December 31, 2024

	Units (000's)	Unit fair value corresponding to lowest to highest expense ratio			Net assets (000's)	Investment income ratio (1)	Expense ratio (2) lowest to highest			Total return (3) corresponding to lowest to highest expense ratio

Division

Vanguard VIF International Portfolio:
2024	86			$8.71	$747	1.41%			—%			9.01%
2023 (7)	127			$7.99	$1,014	—%			—%			14.63%

Vanguard VIF Mid-Cap Index Portfolio:
2024	1,852			$76.98	$142,591	1.43%			—%			15.07%
2023	2,042			$66.9	$136,591	1.48%			—%			15.84%
2022	2,254			$57.75	$130,179	1.12%			—%			(18.82)%
2021	2,092			$71.14	$148,852	1.06%			—%			24.35%
2020	1,963			$57.21	$112,287	1.52%			—%			18.08%

Vanguard VIF Real Estate Index Portfolio:
2024 (8)	30			$10.51	$314	—%			—%			4.79%

Wanger International:
2024	167	$12.29	to	$11.43	$2,048	1.40%	—%	to	0.75%	(8.28)%	to	(9.00)%
2023	178	$13.4	to	$12.56	$2,388	0.32%	—%	to	0.75%	16.93%	to	16.08%
2022	176	$11.46	to	$10.82	$2,013	0.89%	—%	to	0.75%	(33.83)%	to	(34.34)%
2021	162	$17.32	to	$16.48	$2,807	0.58%	—%	to	0.75%	18.87%	to	17.97%
2020	160	$14.57	to	$13.97	$2,327	2.10%	—%	to	0.75%	14.36%	to	13.48%

(1)	These amounts represent the dividends, excluding distributions of capital gains, received by the division from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the division is affected by the timing of the declaration of dividends by the underlying fund in which the divisions invest. These ratios are annualized for periods less than one year.
(2)	These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contractholder accounts through the redemption of units and expenses of the underlying fund are excluded.
(3)	These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. For purposes of the total return calculation the beginning unit value is typically equal to an investment option with a similar expense structure and if no such similar investment option exists, a beginning unit value of ten would typically be used. The total return is calculated for the period indicated or from the effective date through the end of the reporting period. Total returns have not been annualized for periods less than one year. These percentages represent the range of total returns available as of the report date and correspond with the expense ratio lowest to highest.
138

Principal Life Insurance Co
Variable Life Separate Account

Notes to Financial Statements

December 31, 2024

(4)	Commenced operations April 30, 2020. Investment income ratios have been annualized for the year ended December 31, 2020.
(5)	Commenced operations June 8, 2020. Investment income ratios have been annualized for the year ended December 31, 2020.
(6)	Available to policyholders on June 6, 2022. Investment income ratios have been annualized for the year ended December 31, 2022.
(7)	Available to policyholders on June 6, 2022. Fund did not have activity until 2023.
(8)	Available to policyholders on June 6, 2022. Fund did not have activity until 2024.
(9)	Available to policyholders on April 28, 2023. Investment income ratios have been annualized for the year ended December 31, 2023.
(10)	Available to policyholders on June 5, 2023. Investment income ratios have been annualized for the year ended December 31, 2023.
(11)	Available to policyholders on April 26, 2024. Investment income ratios have been annualized for the year ended December 31, 2024.
(12)	Represented the operations of Calvert VP EAFE International Index Portfolio - Class F until June 1, 2024.
(13)	Represented the operations of Calvert VP Investment Grade Bond Index Portfolio - Class I until June 1, 2024.
(14)	Represented the operations of Calvert VP Russell 2000 Small Cap Index Portfolio - Class F until June 1, 2024.
(15)	Represented the operations of Calvert VP S&P 500 Index Portfolio until June 1, 2024.
(16)	Represented the operations of Calvert VP S&P MidCap 400 Index Portfolio - Class F until June 1, 2024.
(17)	Represented the operations of Delaware VIP Small Cap Value Series - Service Class until June 1, 2024.
(18)	Available to policyholders on June 3, 2024. Investment income ratios have been annualized for the year ended December 31, 2024.

7. Subsequent Events

    The Separate Account performed an evaluation of subsequent events through March 28, 2025, and determined no items required recognition or disclosure.
138

Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholder of
Principal Life Insurance Company

Opinion on the Financial Statements

We have audited the accompanying consolidated statements of financial position of Principal Life Insurance Company (the Company) as of December 31, 2024 and 2023, the related consolidated statements of operations, comprehensive income, stockholder’s equity, and cash flows for each of the three years in the period ended December 31, 2024, and the related notes and schedules (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2024 and 2023, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2024, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB and in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Critical Audit Matters

The critical audit matters communicated below are matters arising from the current period audit of the financial statements that were communicated or required to be communicated to the audit committee and that: (1) relate to accounts or disclosures that are material to the financial statements and (2) involved our especially challenging, subjective or complex judgments. The communication of critical audit matters does not alter in any way our opinion on the consolidated financial statements, taken as a whole, and we are not, by communicating the critical audit matters below, providing separate opinions on the critical audit matters or on the accounts or disclosures to which they relate.

Valuation of investments in securities
Description of the Matter
A subset of the Company’s $66.2 billion fixed-income securities portfolio exhibits higher estimation uncertainty when determining fair value. The fixed-income securities, which include bonds, asset-backed securities, redeemable preferred stock and certain non-redeemable preferred securities, are classified as either available-for-sale or trading and, accordingly, are carried at fair value in the consolidated statements of financial position. As discussed in Note 19 of the consolidated financial statements, for certain securities the Company obtains prices from third party pricing vendors, a subset of which exhibit higher estimation uncertainty given the characteristics of the security. In addition, the Company uses a matrix priced internal model to develop the fair value for a subset of corporate bonds. The fair value is developed using a risk spread which creates higher estimation uncertainty.

Auditing the fair value of the securities that exhibit higher estimation uncertainty was especially challenging because determining the fair value is complex and highly judgmental and involves using inputs and assumptions that are not directly observable in the market.

How We Addressed the Matter in Our Audit
We obtained an understanding, evaluated the design and tested the operating effectiveness of controls over management’s valuation process for the fixed income securities portfolio that exhibits higher estimation uncertainty. This included, among others, testing the review and approval process that management has in place over validating the fair value from third party pricing sources and the assumptions used in determining the fair value for matrix priced securities.

To test the fair value calculation, we utilized the support of our valuation specialists which included, among others, independently calculating a reasonable range of fair values for a sample of securities by using a cash flow model and cash flow and yield assumptions based on independently obtained information or available transaction data for similar securities. We compared these ranges to management’s estimates of fair value for the selected securities.

Liability for future policy benefits and claims

Description of the Matter
At December 31, 2024, future policy benefits and claims related to traditional and limited payment long-duration contracts totaled $44.3 billion.

The future policy benefits liability related to these products is based on estimates of how much the Company will need to pay for future benefits and the amount of fees to be collected from policyholders for these policy features. As described in Note 11, there is uncertainty inherent in estimating this liability because there is a significant amount of management judgment involved in developing certain assumptions that impact the liability balance, which include mortality rates, and lapse termination rates.

Auditing the valuation of future policy benefits liabilities related to these products was complex and required the involvement of our actuarial specialist due to the high degree of judgment used by management in setting the assumptions used in the estimate of the future policy benefits liability related to these products.

How We Addressed the Matter in Our Audit
We obtained an understanding, evaluated the design and tested the operating effectiveness of controls over the future policy benefits liability estimation processes, including among others, controls related to the review and approval processes that management has in place for the assumptions used in the valuation of the future policy benefits liability. This included testing controls related to management’s evaluation of the need to update assumptions based on the comparison of actual company experience to previous assumptions.

We involved actuarial specialists to assist with our audit procedures which included, among others, an evaluation of the methodology applied by management with those methods used in prior periods. To assess the significant assumptions used by management, we compared the significant assumptions noted above to historical experience, industry data or management’s estimates of prospective changes in these assumptions. In addition, we performed an independent recalculation of cash flows related to the future policy benefit reserves for a sample of cohorts or contracts which we compared to the actuarial model used by management.

/s/ Ernst & Young LLP
Des Moines, Iowa
March 28, 2025

Principal Life Insurance Company
Consolidated Statements of Financial Position
	December 31,
	2024	2023
	(in millions, except share amounts)
Assets
Fixed maturities, available-for-sale (1)	$65,260.4	$62,530.2
Fixed maturities, trading (2024 and 2023 include $74.7 million and $45.2 million related to consolidated
variable interest entities)	890.7	715.3
Equity securities	804.6	43.0
Mortgage loans (2024 and 2023 include $944.5 million and $871.9 million related to consolidated variable
interest entities and $140.6 million and $0.0 million measured at fair value under the fair value option)	19,657.9	19,221.2
Real estate (2024 and 2023 include $781.8 million and $779.1 million related to consolidated variable
interest entities)	2,463.7	2,343.5
Policy loans	852.4	793.2
Other investments (2024 and 2023 include $149.6 million and $182.1 million related to consolidated variable
interest entities and $129.0 million and $163.2 million measured at fair value under the fair value option)	5,274.9	4,118.8
Total investments	95,204.6	89,765.2
Cash and cash equivalents (2024 and 2023 include $58.0 million and $64.9 million related to consolidated
variable interest entities)	3,327.4	3,638.0
Accrued investment income	817.0	774.0
Reinsurance recoverable and deposit receivable	23,596.3	24,424.7
Premiums due and other receivables	3,883.2	4,076.9
Deferred acquisition costs	3,925.3	3,926.5
Market risk benefit asset	199.5	153.4
Property and equipment	639.4	780.1
Goodwill	59.5	48.3
Other intangibles	26.7	10.6
Separate account assets	138,860.2	131,641.7
Other assets	505.8	530.7
Total assets	$271,044.9	$259,770.1

Liabilities
Contractholder funds	$43,008.5	$41,362.9
Future policy benefits and claims	44,303.3	42,488.0
Market risk benefit liability	62.1	111.9
Other policyholder funds	961.0	909.5
Short-term debt (2024 and 2023 include $119.0 million and $0.0 million related to consolidated variable
interest entities)	119.0	—
Long-term debt	24.7	3.0
Deferred income taxes	1,622.4	1,541.0
Separate account liabilities	138,860.2	131,641.7
Funds withheld payable	22,497.9	23,744.9
Other liabilities (2024 and 2023 include $89.3 million and $83.9 million related to consolidated variable
interest entities)	10,882.2	9,843.6
Total liabilities	262,341.3	251,646.5

Redeemable noncontrolling interest	5.0	—

Stockholder's equity
Common stock, par value $1.00 per share; 5,000,000 shares authorized; 2,500,000 shares issued and
outstanding (wholly owned indirectly by Principal Financial Group, Inc.)	2.5	2.5
Additional paid-in capital	6,316.9	6,320.0
Retained earnings	5,265.6	4,922.0
Accumulated other comprehensive loss	(2,891.4)	(3,128.7)
Total stockholder's equity attributable to Principal Life Insurance Company	8,693.6	8,115.8
Noncontrolling interest	5.0	7.8
Total stockholder's equity	8,698.6	8,123.6
Total liabilities and stockholder's equity	$271,044.9	$259,770.1

(1) See Note 5, Investments, for further details relating to the amortized cost of fixed maturities, available-for-sale.

See accompanying notes.

Principal Life Insurance Company
Consolidated Statements of Operations

	For the year ended December 31,
	2024	2023	2022
	(in millions)
Revenues
Premiums and other considerations	$6,091.2	$6,396.7	$5,264.3
Fees and other revenues	2,334.0	2,204.7	2,168.1
Net investment income	3,534.4	3,285.5	2,852.4
Net realized capital gains (losses) (1)	(152.2)	(154.7)	83.3
Net realized capital gains on funds withheld assets (1)	86.0	161.8	749.4
Change in fair value of funds withheld embedded derivative	579.9	(1,326.7)	3,652.8
Total revenues	12,473.3	10,567.3	14,770.3
Expenses
Benefits, claims and settlement expenses	6,832.4	7,226.2	5,882.7
Liability for future policy benefits remeasurement (gain) loss	661.2	(52.5)	(259.8)
Market risk benefit remeasurement loss	50.6	33.7	131.2
Dividends to policyholders	99.9	89.2	94.8
Operating expenses	3,236.0	3,121.5	3,135.9
Total expenses	10,880.1	10,418.1	8,984.8
Income before income taxes	1,593.2	149.2	5,785.5
Income taxes (benefits)	224.3	(87.4)	1,106.0
Net income	1,368.9	236.6	4,679.5
Net income attributable to noncontrolling interest	12.0	19.6	62.2
Net income attributable to Principal Life Insurance Company	$1,356.9	$217	$4,617.3

(1) Includes realized and unrealized gains (losses). See Note 5, Investments, for further details.

See accompanying notes.

Principal Life Insurance Company
Consolidated Statements of Comprehensive Income

	For the year ended December 31,
	2024	2023	2022
	(in millions)
Net income	$1,368.9	$236.6	$4,679.5
Other comprehensive income (loss), net:
Net unrealized gains (losses) on available-for-sale securities	(679.2)	1,909.3	(9,751.4)
Net unrealized gains (losses) on derivative instruments	53.9	(41.8)	(23.1)
Liability for future policy benefits discount rate remeasurement gain (loss)	868.6	(392.2)	4,973.4
Market risk benefit nonperformance risk remeasurement gain (loss)	(8.9)	(31.1)	111.5
Net unrecognized postretirement benefit obligation	2.9	1.8	(2.0)
Other comprehensive income (loss)	237.3	1,446.0	(4,691.6)
Comprehensive income (loss)	1,606.2	1,682.6	(12.1)
Comprehensive income attributable to noncontrolling interest	12.0	19.6	62.2
Comprehensive income (loss) attributable to Principal Life Insurance Company	$1,594.2	$1,663	$(74.3)

See accompanying notes.

Principal Life Insurance Company
Consolidated Statements of Stockholder's Equity

				Accumulated
		Additional		other		Total
	Common	paid-in	Retained	comprehensive	Noncontrolling	stockholder's
	stock	capital	earnings	income (loss)	interest	equity
	(in millions)
Balances as of January 1, 2022	$2.5	$6,340.9	$2,718.2	$2.5	$17.8	$9,081.9
Capital distributions to parent	—	(30.3)	—	—	—	(30.3)
Stock-based compensation	—	24.8	(2.8)	—	—	22.0
Dividends to parent	—	—	(1,425.0)	—	—	(1,425.0)
Distributions to noncontrolling interest	—	—	—	—	(81.1)	(81.1)
Contributions from noncontrolling interest	—	—	—	—	7.3	7.3
Purchase of subsidiary shares from noncontrolling
interest	—	(4.3)	—	—	(2.4)	(6.7)
Adjustment for reinsurance	—	—	—	114.4	—	114.4
Net income	—	—	4,617.3	—	62.2	4,679.5
Other comprehensive loss	—	—	—	(4,691.6)	—	(4,691.6)
Balances as of December 31, 2022	2.5	6,331.1	5,907.7	(4,574.7)	3.8	7,670.4
Capital distributions to parent	—	(39.0)	—	—	—	(39.0)
Stock-based compensation	—	27.9	(2.7)	—	—	25.2
Dividends to parent	—	—	(1,200.0)	—	—	(1,200.0)
Distributions to noncontrolling interest	—	—	—	—	(23.2)	(23.2)
Contributions from noncontrolling interest	—	—	—	—	7.6	7.6
Net income	—	—	217.0	—	19.6	236.6
Other comprehensive income	—	—	—	1,446.0	—	1,446.0
Balances as of December 31, 2023	2.5	6,320.0	4,922.0	(3,128.7)	7.8	8,123.6
Capital distributions to parent	—	(35.4)	—	—	—	(35.4)
Stock-based compensation	—	32.3	(3.3)	—	—	29.0
Dividends to parent	—	—	(1,010.0)	—	—	(1,010.0)
Distributions to noncontrolling interest	—	—	—	—	(18.7)	(18.7)
Contributions from noncontrolling interest	—	—	—	—	7.3	7.3
Noncontrolling interest of deconsolidated entities	—	—	—	—	(3.0)	(3.0)
Net income	—	—	1,356.9	—	11.6	1,368.5
Other comprehensive income	—	—	—	237.3	—	237.3
Balances as of December 31, 2024	$2.5	$6,316.9	$5,265.6	$(2,891.4)	$5	$8,698.6

See accompanying notes.

Principal Life Insurance Company
Consolidated Statements of Cash Flows

	For the year ended December 31,
	2024	2023	2022
	(in millions)
Operating activities
Net income	$1,368.9	$236.6	$4,679.5
Adjustments to reconcile net income to net cash provided by operating activities:
Net realized capital (gains) losses	152.2	154.7	(83.3)
Net realized capital gains on funds withheld assets	(86.0)	(161.8)	(749.4)
Change in fair value of funds withheld embedded derivative	(579.9)	1,326.7	(3,652.8)
Depreciation and amortization expense	145.0	151.2	175.1
Amortization of deferred acquisition costs and contract costs	395.0	396.3	393.3
Additions to deferred acquisition costs and contract costs	(396.7)	(384.9)	(393.2)
Amortization of reinsurance loss	642.3	20.4	19.3
Market risk benefit remeasurement loss	50.6	33.7	131.2
Stock-based compensation	29.0	25.1	22.1
Income from equity method investments, net of dividends received	(33.2)	(27.5)	(42.9)
Changes in:
Accrued investment income	(43.0)	(45.5)	(50.1)
Net cash flows for trading securities and equity securities with operating intent	(8.8)	(60.0)	(389.0)
Premiums due and other receivables	4.4	(205.8)	(3,259.3)
Contractholder and policyholder liabilities and dividends	3,028.5	3,513.3	2,071.0
Current and deferred income taxes (benefits)	95.2	(191.2)	893.6
Real estate acquired through operating activities	(82.4)	(130.8)	(164.4)
Real estate sold through operating activities	130.3	164.8	—
Funds withheld, net of reinsurance recoverable and deposit receivable	(96.2)	(338.3)	2,904.5
Other assets and liabilities	(154.6)	176.1	417.2
Other	219.8	255.9	548.4
Net adjustments	3,411.5	4,672.4	(1,208.7)
Net cash provided by operating activities	4,780.4	4,909.0	3,470.8
Investing activities
Fixed maturities available-for-sale and equity securities with intent to hold:
Purchases	(14,221.2)	(10,704.4)	(18,288.2)
Sales	2,952.1	4,871.3	12,685.1
Maturities	7,134.2	4,957.2	6,566.9
Mortgage loans acquired or originated	(2,415.8)	(1,998.7)	(3,633.2)
Mortgage loans sold or repaid	1,802.2	2,011.4	2,513.2
Real estate acquired	(167.8)	(187.5)	(245.2)
Real estate sold	125.8	130.8	373.9
Net purchases of property and equipment	(43.3)	(41.1)	(68.4)
Purchase of business or interests in subsidiaries, net of cash acquired	(27.1)	—	—
Net change in other investments	(740.8)	(781.8)	(218.1)
Net cash used in investing activities	(5,601.7)	(1,742.8)	(314.0)
Financing activities
Payments for financing element derivatives	(43.1)	(42.1)	(50.6)
Purchase of subsidiary shares from noncontrolling interest	—	—	(6.7)
Dividends paid to parent	(1,010.0)	(1,200.0)	(1,425.0)
Distributions to parent	(35.4)	(39.0)	(30.3)
Issuance of long-term debt	21.8	—	15.4
Principal repayments of long-term debt	(0.1)	(64.0)	(2.1)
Net proceeds from short-term borrowings	119.0	—	—
Investment contract deposits	11,745.4	8,152.2	6,881.3
Investment contract withdrawals	(10,858.5)	(9,326.3)	(7,524.6)
Net increase (decrease) in banking operation deposits	571.2	(338.6)	1,086.3
Other	0.4	0.3	0.2
Net cash provided by (used in) financing activities	510.7	(2,857.5)	(1,056.1)
Net increase (decrease) in cash and cash equivalents	(310.6)	308.7	2,100.7
Cash and cash equivalents at beginning of period	3,638.0	3,329.3	1,228.6
Cash and cash equivalents at end of period	$3,327.4	$3,638	$3,329.3

Supplemental information:
Cash paid for interest	$0.1	$1.3	$2.6
Cash paid for income taxes	70.9	63.1	43.5

Supplemental disclosure of non-cash activities:
Assets received in kind from pension risk transfer transactions	$405	$—	$—
Asset changes resulting from deconsolidation of residential whole loan securitizations:
Decrease in mortgage loans	—	(389.7)	(220.7)
Increase in fixed maturities, available-for-sale	—	286.2	167.6
Increase in fixed maturities, trading	—	10.8	—
Assets transferred in kind for settlement to reinsurer	—	—	(428.5)

See accompanying notes.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2024

1. Nature of Operations and Significant Accounting Policies

Description of Business

Principal Life Insurance Company (“PLIC”) along with its consolidated subsidiaries is a diversified financial services organization offering businesses, individuals and institutional clients a wide range of financial products and services, including retirement and insurance in the U.S. We are a direct wholly owned subsidiary of Principal Financial Services, Inc. (“PFS”), which in turn is a direct wholly owned subsidiary of Principal Financial Group, Inc. (“PFG”).

Basis of Presentation

The accompanying consolidated financial statements include the accounts of PLIC and all other entities in which we directly or indirectly have a controlling financial interest as well as those variable interest entities (“VIEs”) in which we are the primary beneficiary. The consolidated financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). All significant intercompany accounts and transactions have been eliminated.

Uncertainties may impact our business, results of operations, financial condition and liquidity. See “Use of Estimates in the Preparation of Financial Statements” for additional details. Our estimates and assumptions could change in the future. Our results of operations and financial condition may also be impacted by other uncertainties including evolving regulatory, legislative and standard-setter accounting interpretations and guidance.

During the fourth quarter of 2023, we closed a coinsurance with funds withheld reinsurance transaction with Principal Financial Services (Bermuda) Ltd. (“PFS Bermuda”), an affiliated Class C reinsurer that is a Bermuda exempted company limited by shares, pursuant to which we ceded certain of our term life and pension risk transfer (“PRT”) blocks of business.

We evaluated subsequent events through March 28, 2025, which was the date our consolidated financial statements were issued.

Consolidation

We have relationships with various special purpose entities and other legal entities that must be evaluated to determine if the entities meet the criteria of a VIE or a voting interest entity (“VOE”). This assessment is performed by reviewing contractual, ownership and other rights, including involvement of related parties, and requires use of judgment. First, we determine if we hold a variable interest in an entity by assessing if we have the right to receive expected losses and expected residual returns of the entity. If we hold a variable interest, then the entity is assessed to determine if it is a VIE. An entity is a VIE if the equity at risk is not sufficient to support its activities, if the equity holders lack a controlling financial interest or if the entity is structured with non-substantive voting rights. In addition to the previous criteria, if the entity is a limited partnership or similar entity, it is a VIE if the limited partners do not have the power to direct the entity’s most significant activities through substantive kick-out rights or participating rights. A VIE is evaluated to determine the primary beneficiary. The primary beneficiary of a VIE is the enterprise with (1) the power to direct the activities of a VIE that most significantly impact the entity's economic performance and (2) the obligation to absorb losses of the entity or the right to receive benefits from the entity that could potentially be significant to the VIE. When we are the primary beneficiary, we are required to consolidate the entity in our financial statements. We reassess our involvement with VIEs on a quarterly basis. For further information about VIEs, refer to Note 4, Variable Interest Entities.

If an entity is not a VIE, it is considered a VOE. VOEs are generally consolidated if we own a greater than 50% voting interest. If we determine our involvement in an entity no longer meets the requirements for consolidation under either the VIE or VOE models, the entity is deconsolidated. Entities in which we have management influence over the operating and financing decisions but are not required to consolidate, other than investments accounted for at fair value under the fair value option, are reported using the equity method.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

Recent Accounting Pronouncements

Description	Date of adoption	Effect on our consolidated financial statements or other significant matters
Standards not yet adopted:
Disaggregation of Income Statement Expenses
This authoritative guidance expands the disclosures about a public entity’s expenses and addresses requests for more granular information about the types of expenses in commonly presented expense categories.
	December 31, 2027	We are currently evaluating the impact this guidance will have on our notes to the consolidated financial statements.
Improvements to income tax disclosures This authoritative guidance provides improvements to income tax disclosures primarily related to the rate reconciliation and income taxes paid information.	January 1, 2025	This guidance will not have a material impact on our notes to the consolidated financial statements.
Standards adopted:
Improvements to reportable segments disclosures
This authoritative guidance enhances the disclosures about a public entity’s reportable segments and addresses requests from investors for additional, more detailed information about a reportable segment’s expenses.
	December 31, 2024	The enhanced disclosures can be found in Note 21, Segment Information.
Targeted improvements to the accounting for long-duration insurance contracts
This authoritative guidance updated certain requirements in the accounting for long-duration insurance and annuity contracts.

1.The assumptions used to calculate the liability for future policy benefits on traditional and limited-payment contracts are reviewed and updated periodically. Cash flow assumptions are reviewed at least annually and updated when necessary with the impact recognized in net income. Discount rate assumptions are prescribed as the current upper-medium grade (low credit risk) fixed income instrument yield and are updated quarterly with the impact recognized in other comprehensive income (“OCI”).
2.Market risk benefits (“MRBs”), which are contracts or contract features that provide protection to the policyholder from capital market risk and expose us to other-than-nominal capital market risk, are measured at fair value. The periodic change in fair value is recognized in net income with the exception of the periodic change in fair value related to our own nonperformance risk, which is recognized in OCI.
3.Deferred acquisition costs (“DAC”) and other actuarial balances for all insurance and annuity contracts are amortized on a constant basis over the expected term of the related contracts.
4.Additional disclosures are required, including disaggregated rollforwards of significant insurance liabilities and other account balances as well as disclosures about significant inputs, judgments, assumptions and methods used in measurement.
January 1, 2023
This guidance changed how we account for many of our insurance and annuity products.

The additional disclosure requirements can be found in the following notes:
•Note 8, Deferred Acquisition Costs and Other Actuarial Balances
•Note 9, Separate Account Balances
•Note 10, Contractholder Funds
•Note 11, Future Policy Benefits and Claims
•Note 12, Market Risk Benefits

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

The guidance for the liability for future policy benefits for traditional and limited-payment contracts and DAC was applied on a modified retrospective basis; that is, to contracts in force as of the beginning of the earliest period presented (January 1, 2021, also referred to as the transition date) based on their existing carrying amounts. An entity could elect to apply the changes retrospectively. The guidance for MRBs was applied retrospectively.
Troubled debt restructurings and vintage disclosures
This authoritative guidance eliminated the accounting requirements for troubled debt restructurings (“TDRs”) by creditors and enhanced the disclosure requirements for certain loan refinancing and restructuring by creditors when a borrower is experiencing financial difficulty. The update required entities to disclose current-period gross write-offs by year of origination for financing receivables and net investments in leases. The amendments in this update were applied prospectively, except for the transition method related to the recognition and measurement of TDRs, for which an entity had the option to apply a modified retrospective transition method. Early adoption was permitted.
	January 1, 2023	This guidance did not have a material impact on our consolidated financial statements.
Targeted improvements to accounting for hedging activities – portfolio layer method
This authoritative guidance is intended to further align the economics of a company’s risk management activities in its financial statements with hedge accounting requirements. The guidance expanded the current single-layer method to allow multiple hedge layers of a single closed portfolio. Non-prepayable assets can also be included in the same portfolio. This guidance also clarified the current guidance on accounting for fair value basis adjustments applicable to both a single hedged layer and multiple hedged layers. Upon adoption, the application of these hedge strategies was applied prospectively. Early adoption was permitted.
	January 1, 2023	This guidance did not have a material impact on our consolidated financial statements.
Facilitation of the effects of reference rate reform on financial reporting
This authoritative guidance provided optional expedients and exceptions for contracts and hedging relationships affected by reference rate reform. An entity could elect not to apply certain modification accounting requirements to contracts affected by reference rate reform and instead account for the modified contract as a continuation of the existing contract. Also, an entity could apply optional expedients to continue hedge accounting for hedging relationships in which the critical terms changed due to reference rate reform. This guidance eased the financial reporting impacts of reference rate reform on contracts and hedging relationships and was effective until December 31, 2022. A subsequent amendment issued in December 2022 extended the relief date from December 31, 2022, to December 31, 2024, and was effective upon issuance.
	March 12, 2020	We adopted the guidance upon issuance prospectively and elected the applicable optional expedients and exceptions for contracts and hedging relationships impacted by reference rate reform through December 31, 2024. The guidance did not have an impact on our consolidated financial statements upon adoption.

When we adopt new accounting standards, we have a process in place to perform a thorough review of the pronouncement, identify the financial statement and system impacts and create an implementation plan among our impacted business units to ensure we are compliant with the pronouncement on the date of adoption. This includes having effective processes and controls in place to support the reported amounts. Each of the standards listed above is in varying stages in our implementation process based on its issuance and adoption dates. We are on track to implement guidance by the respective effective dates.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

Long-Duration Insurance Contracts Disclosures

We include disaggregated rollforwards for DAC, the unearned revenue liability, separate account liabilities, policyholder account balances, the liability for future policy benefits, the additional liability for certain benefit features and MRBs. Further, for certain actuarial balances, disclosures are required for the significant inputs, judgments, assumptions and methods used in measurement, including changes in those inputs, judgments and assumptions, and the effect of those changes on measurement.

Amounts from different reportable segments cannot be aggregated for disclosures. Factors to consider in determining the level of aggregation for disclosures include the type of coverage, geography and market or type of customer. We have identified the following levels of aggregation for long-duration insurance contract disclosures.

•Retirement and Income Solutions:
oWorkplace savings and retirement solutions – Group annuity contracts offered to the plan sponsors of defined contribution plans or defined benefit plans
oIndividual variable annuities – Variable deferred annuities and registered index-linked annuities (“RILAs”) offered to individuals for both qualified and nonqualified retirement savings
oPension risk transfer – Single premium group annuities offered to pension plan sponsors and other institutions
oIndividual fixed deferred annuities – An exited business that offered single premium deferred annuity contracts and flexible premium deferred annuities (“FPDAs”) to individuals for both qualified and nonqualified retirement savings
oIndividual fixed income annuities – An exited business that offered single premium immediate annuities (“SPIAs”) and deferred income annuities (“DIAs”) to individuals for both qualified and nonqualified retirement savings; also includes supplementary contracts generated by annuitizations from other individual product lines
oInvestment only – Primarily guaranteed investment contracts (“GICs”) and funding agreements offered to retirement plan sponsors and other institutions
•Benefits and Protection – Specialty Benefits:
oIndividual disability – Disability insurance providing protection to individuals and/or business owners
•Benefits and Protection – Life Insurance:
oUniversal life – Universal life, variable universal life and indexed universal life insurance products offered to individuals and/or business owners, which will be collectively referred to hereafter as “universal life” contracts; includes our exited universal life insurance with secondary guarantee (“ULSG”) business
oTerm life – Term life insurance products offered to individuals and/or business owners
oParticipating life – Participating life insurance contracts offered to individuals, some of which are part of a closed block of business and are only in the scope of long-duration insurance contracts disclosures for DAC
•Corporate:
oLong-term care insurance – A closed block of long-term care insurance that is fully reinsured, which was offered on both a group and individual basis.

For the separate account liability disclosures, our Retirement and Income Solutions segment uses a Group retirement contracts level of aggregation. This consists primarily of separate account liabilities for the workplace savings and retirement solutions business as well as amounts for the investment only and pension risk transfer businesses.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

Use of Estimates in the Preparation of Financial Statements

    The preparation of our consolidated financial statements and accompanying notes requires management to make estimates and assumptions that affect the amounts reported and disclosed. These estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed in the consolidated financial statements and accompanying notes. The most critical estimates include those used in determining:

•the fair value of investments in the absence of quoted market values;
•investment impairments and valuation allowances;
•the fair value of derivatives;
•the fair value of MRBs;
•the liability for future policy benefits and claims, including the deferred profit liability;
•the value of our other postretirement benefit obligation and
•accounting for income taxes and the valuation of deferred tax assets.

A description of such critical estimates is incorporated within the discussion of the related accounting policies that follow. In applying these policies, management makes subjective and complex judgments that frequently require estimates about matters that are inherently uncertain. Actual results could differ from these estimates.

Closed Block

    We operate a closed block (“Closed Block”) for the benefit of individual participating dividend-paying policies in force at the time of the 1998 mutual insurance holding company (“MIHC”) formation. See Note 7, Closed Block, for further details.

Cash and Cash Equivalents

    Cash and cash equivalents include cash on hand, money market instruments and other debt issues with a maturity date of three months or less when purchased.

Investments

Fixed maturities include bonds, asset-backed securities (“ABS”), redeemable preferred stock and certain non-redeemable preferred securities. Equity securities include mutual funds, common stock and non-redeemable preferred stock. We classify fixed maturities as either available-for-sale or trading at the time of the purchase and, accordingly, carry them at fair value. Equity securities are also carried at fair value. See Note 19, Fair Value Measurements, for methodologies related to the determination of fair value. Unrealized gains and losses related to fixed maturities, available-for-sale, excluding those in fair value hedging relationships, are reflected in stockholder’s equity, net of adjustments associated with related actuarial balances, derivatives in cash flow hedge relationships and applicable income taxes. Mark-to-market adjustments on certain fixed maturities, trading are reflected in net realized capital gains (losses). Mark-to-market adjustments on certain fixed maturities, trading are reflected in market risk benefit remeasurement (gain) loss. Unrealized gains and losses related to hedged portions of fixed maturities, available-for-sale in fair value hedging relationships are reflected in net investment income. Mark-to-market adjustments related to certain securities carried at fair value with an investment objective to realize economic value through mark-to-market changes are reflected in net investment income.
The amortized cost of fixed maturities includes cost adjusted for amortization of premiums and discounts, computed using the interest method. The amortized cost of fixed maturities, available-for-sale is adjusted for changes in fair value of the hedged portions of securities in fair value hedging relationships and excludes accrued interest receivable. Accrued interest receivable is reported in accrued investment income on the consolidated statements of financial position. Fixed maturities, available-for-sale are subject to an allowance for credit loss and changes in the allowance are reported in net income as a component of net realized capital gains (losses). Interest income, as well as prepayment fees and the amortization of the related premium or discount, is reported in net investment income. For loan-backed and structured securities, we recognize income using a constant effective yield based on currently anticipated cash flows.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

Commercial and residential mortgage loans are generally reported at cost adjusted for amortization of premiums and accrual of discounts, computed using the interest method and net of valuation allowances. Amortized cost excludes accrued interest receivable. Interest income is accrued on the principal amount of the loan based on the loan’s contractual interest rate. Interest income, as well as prepayment of fees and the amortization of the related premium or discount, is reported in net investment income on the consolidated statements of operations. Accrued interest receivable is reported in accrued investment income on the consolidated statements of financial position. Any changes in the loan valuation allowances are reported in net realized capital gains (losses) on the consolidated statements of operations. See Note 5, Investments, for further details of our valuation allowance.

Our commercial and residential mortgage loan portfolios can include loans that have been modified. We assess loan modifications on a case-by-case basis to evaluate whether a change to the valuation allowance and/or a write-off is needed. See Note 5, Investments, under the caption “Mortgage Loan Modifications” for further details. Prior to the implementation of authoritative guidance in 2023, we assessed loan modifications to determine if a TDR had occurred. See Note 5, Investments, under the caption "Troubled Debt Restructuring" for further details

Real estate investments are reported at cost less accumulated depreciation. The initial cost bases of properties acquired through loan foreclosures are the lower of the fair market values of the properties at the time of foreclosure or the outstanding loan balance. Buildings and land improvements are generally depreciated on the straight-line method over the estimated useful life of improvements and tenant improvement costs are depreciated on the straight-line method over the term of the related lease. We recognize impairment losses for properties when indicators of impairment are present and a property's expected undiscounted cash flows are not sufficient to recover the property's carrying value. In such cases, the cost basis of the property is reduced to fair value. Real estate expected to be disposed is carried at the lower of cost or fair value, less cost to sell, with valuation allowances established accordingly and depreciation no longer recognized. The carrying amount of real estate held for sale was $218.5 million and $228.8 million as of December 31, 2024 and 2023, respectively. Any impairment losses and any changes in valuation allowances are reported in net income.

Net realized capital gains and losses on sales of investments are determined on the basis of specific identification. In general, in addition to realized capital gains and losses on investment sales and periodic settlements on derivatives not designated as hedges, we report gains and losses related to the following in net realized capital gains (losses) on the consolidated statements of operations: mark-to-market adjustments on equity securities, mark-to-market adjustments on certain fixed maturities, trading, mark-to-market adjustments on certain investment funds, mark-to-market adjustments on derivatives not designated as hedges, cash flow hedge gains (losses) when the hedged item impacts realized capital gains (losses), changes in the valuation allowance for fixed maturities, available-for-sale and certain financing receivables, impairments of real estate held for investment and impairments of equity method investments. Investment gains and losses on sales of certain real estate held for sale due to investment strategy and mark-to-market adjustments on certain securities carried at fair value with an investment objective to realize economic value through mark-to-market changes are reported as net investment income and are excluded from net realized capital gains (losses).

    Policy loans and certain other investments are reported at cost. Interests in unconsolidated entities, joint ventures and partnerships are generally accounted for using the equity method. We had certain real estate ventures for which the fair value option had been elected in prior periods. See Note 19, Fair Value Measurements, for detail on these investments.

Derivatives

Overview

    Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices or the values of securities. Derivatives generally used by us include swaps, options, futures and forwards. Derivative positions are either assets or liabilities in the consolidated statements of financial position and are measured at fair value, generally by obtaining quoted market prices or through the use of pricing models. See Note 19, Fair Value Measurements, for policies related to the determination of fair value. Fair values can be affected by changes in interest rates, foreign exchange rates, financial indices, values of securities, credit spreads, and market volatility and liquidity.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

Accounting and Financial Statement Presentation

    We designate derivatives as either:

(a)    a hedge of the exposure to changes in the fair value of a recognized asset or liability or an unrecognized firm commitment, including those denominated in a foreign currency (“fair value hedge”);
(b)    a hedge of a forecasted transaction or the exposure to variability of cash flows to be received or paid related to a recognized asset or liability, including those denominated in a foreign currency (“cash flow hedge”) or
(c)    a derivative not designated as a hedging instrument.

    Our accounting for the ongoing changes in fair value of a derivative depends on the intended use of the derivative and the designation, as described above, and is determined when the derivative contract is entered into or at the time of redesignation. Hedge accounting is used for derivatives that are specifically designated in advance as hedges and that reduce our exposure to an indicated risk by having a high correlation between changes in the value of the derivatives and the items being hedged at both the inception of the hedge and throughout the hedge period. Cash flows associated with derivatives are included within operating activities in the consolidated statements of cash flows, with the exception of cash paid for certain options with deferred premiums. Those derivatives are included in payments for financing element derivatives within financing activities in the consolidated statements of cash flows.

Fair Value Hedges. When a derivative is designated as a fair value hedge and is determined to be highly effective, changes in its fair value, along with changes in the fair value of the hedged asset, liability or firm commitment attributable to the hedged risk, are reported in the same consolidated statements of operations line item that is used to report the earnings effect of the hedged item. For fair value hedges of fixed maturities, available-for-sale and mortgage loans, these changes in fair value are reported in net investment income or net realized capital gains (losses). For fair value hedges of liabilities, changes in fair value are reported in cost of interest credited. The change in the fair value of excluded components is recorded in OCI and is recognized in net income through periodic settlements. A fair value hedge determined to be highly effective may still result in a mismatch between the change in the fair value of the hedging instrument and the change in the fair value of the hedged item attributable to the hedged risk. Certain fair value hedges use the portfolio layer method to hedge a designated layer amount within a closed portfolio of prepayable assets that is expected to remain outstanding for the length of the hedging relationship and is not expected to be impacted by prepayments, defaults or other factors that affect the timing and amount of cash flows. Prepayment risk is excluded when measuring the change in fair value attributable to the hedged risk under the portfolio layer method.

    Cash Flow Hedges. When a derivative is designated as a cash flow hedge and is determined to be highly effective, changes in its fair value are recorded as a component of OCI. At the time the variability of cash flows being hedged impacts net income, the related portion of deferred gains or losses on the derivative instrument is reclassified and reported in net income.

    Non-Hedge Derivatives. If a derivative does not qualify or is not designated for hedge accounting, all changes in fair value are reported in net income without considering the changes in the fair value of the economically associated assets or liabilities.

    Hedge Documentation and Effectiveness Testing. At inception, we formally document all relationships between hedging instruments and hedged items, as well as our risk management objective and strategy for undertaking various hedge transactions. This process includes associating all derivatives designated as fair value or cash flow hedges with specific assets or liabilities on the consolidated statements of financial position or with specific firm commitments or forecasted transactions. Documentation of fair value hedges that use the portfolio layer method supports the expectation that the hedged layer amount is anticipated to be outstanding at the end of the hedging relationship and includes expectations of prepayments, defaults or other factors that affect the timing and amount of cash flows. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship. Even if a hedge is determined to be highly effective, the hedge may still result in a mismatch between the change in the fair value of the hedging instrument and the change in the fair value of the hedged item attributable to the hedged risk.

    We use qualitative and quantitative methods to assess hedge effectiveness. Qualitative methods may include monitoring changes to terms and conditions and counterparty credit ratings. Quantitative methods may include statistical tests including regression analysis and minimum variance and dollar offset techniques. For portfolio layer method hedges, the assessment of hedge effectiveness includes confirming we expect the hedged layer amount to be outstanding at the end of the hedging relationship.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

    Termination of Hedge Accounting. We prospectively discontinue hedge accounting when (1) the criteria to qualify for hedge accounting is no longer met, e.g., a derivative is determined to no longer be highly effective in offsetting the change in fair value or cash flows of a hedged item; (2) the derivative expires, is sold, terminated or exercised or (3) we remove the designation of the derivative being the hedging instrument for a fair value or cash flow hedge.

    If it is determined that a derivative no longer qualifies as an effective hedge, the derivative will continue to be carried on the consolidated statements of financial position at its fair value, with changes in fair value recognized prospectively in net realized capital gains (losses). The asset or liability under a fair value hedge will no longer be adjusted for changes in fair value pursuant to hedging rules and the existing basis adjustment is amortized to the consolidated statements of operations line associated with the asset or liability. If a portfolio layer method hedging relationship is discontinued, the outstanding basis adjustment is allocated to the individual assets in the closed portfolio and those amounts are amortized consistent with the amortization of other discounts or premiums associated with those assets.

The component of accumulated other comprehensive income (“AOCI”) related to discontinued cash flow hedges that are no longer highly effective is amortized to the consolidated statements of operations consistent with the net income impacts of the original hedged cash flows. If a cash flow hedge is discontinued because it is probable the hedged forecasted transaction will not occur, the deferred gain or loss is immediately reclassified from AOCI into net income.

    Embedded Derivatives. We purchase and issue certain financial instruments and products that contain a derivative that is embedded in the financial instrument or product. We assess whether this embedded derivative is clearly and closely related to the asset or liability that serves as its host contract. If we deem that the embedded derivative's terms are not clearly and closely related to the host contract, and a separate instrument with the same terms would qualify as a derivative instrument, the derivative is bifurcated from that contract and held at fair value on the consolidated statements of financial position, with changes in fair value reported in net income.

Contractholder and Policyholder Liabilities

    Contractholder and policyholder liabilities (contractholder funds, future policy benefits and claims, MRBs and other policyholder funds) include reserves for investment contracts, individual and group annuities that provide periodic income payments, universal life insurance, variable universal life insurance, indexed universal life insurance, term life insurance, participating traditional individual life insurance, group dental and vision insurance, group critical illness, group accident, group hospital indemnity, paid family and medical leave (“PFML”), group short-term and long-term disability insurance, group life insurance, individual disability insurance and long-term care insurance. It also includes a provision for dividends on participating policies.

    Investment contracts are contractholders' funds on deposit with us and generally include reserves for pension and annuity contracts. Reserves on investment contracts are equal to the cumulative deposits less any applicable charges and withdrawals plus credited interest. Reserves for universal life, variable universal life and indexed universal life insurance contracts are equal to cumulative deposits less charges plus credited interest, which represents the account balances that accrue to the benefit of the policyholders. See Note 10, Contractholder Funds, for additional details.

We hold additional reserves on certain long-duration contracts where benefit features result in gains in early years followed by losses in later years and universal life, variable universal life and indexed universal life insurance contracts that contain no lapse guarantee features.

    Refer to Note 11, Future Policy Benefits and Claims, under the caption “Long-Duration Contracts” for information about the calculation of reserves for long-duration insurance and annuity contracts.

Contracts or contract features that provide protection to the policyholder from capital market risk and expose us to other than nominal capital market risk are classified as MRBs and reported at fair value. See Note 12, Market Risk Benefits, for additional details.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

    Reserves for participating life insurance contracts are based on the net level premium reserve for death and endowment policy benefits. This net level premium reserve is calculated based on dividend fund interest rates and mortality rates guaranteed in calculating the cash surrender values described in the contract.

    Participating business represented approximately 2%, 2% and 3% of our life insurance in force and 15%, 16% and 17% of the number of life insurance policies in force as of December 31, 2024, 2023 and 2022, respectively. Participating business represented approximately 15%, 16% and 18% of life insurance premiums for the years ended December 31, 2024, 2023 and 2022, respectively. The amount of dividends to policyholders is declared annually by our Board of Directors. The amount of dividends to be paid to policyholders is determined after consideration of several factors including interest, mortality, morbidity and other expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by us. At the end of the reporting period, we establish a dividend liability for the pro rata portion of the dividends expected to be paid on or before the next policy anniversary date.

    Some of our policies and contracts require payment of fees or other policyholder assessments in advance for services that will be rendered over the estimated lives of the policies and contracts. See Note 8, Deferred Acquisition Costs and Other Actuarial Balances, under the caption “Unearned Revenue Liability” for additional details.

Short-Duration Contracts

    We include the following group products in our short-duration insurance contracts disclosures: long-term disability (“LTD”), group life waiver, dental, vision, short-term disability (“STD”), critical illness, accident, PFML, hospital indemnity and group life. Refer to Note 11, Future Policy Benefits and Claims, under the caption “Short-Duration Contracts” for additional details.

Liability for Unpaid Claims

    The liability for unpaid claims for both long-duration and short-duration contracts is an estimate of the ultimate net cost of reported and unreported losses not yet settled. This liability is estimated using actuarial analyses and case basis evaluations. Although considerable variability is inherent in such estimates, we believe the liability for unpaid claims is adequate. These estimates are continually reviewed and, as adjustments to this liability become necessary, such adjustments are reflected in net income.

We incur claim adjustment expenses for both long-duration and short-duration contracts that cannot be allocated to a specific claim. Our claim adjustment expense liability is estimated using actuarial analyses based on historical trends of expenses and expected claim runout patterns.

See Note 11, Future Policy Benefits and Claims, under the caption “Liability for Unpaid Claims” for further details.

Recognition of Premiums and Other Considerations, Fees and Other Revenues and Benefits

    Products with fixed and guaranteed premiums and benefits consist principally of whole life and term life insurance policies and individual disability income. Premiums from these products are recognized as premium revenue when due. Related policy benefits and expenses for individual life products are associated with earned premiums and result in the recognition of profits over the expected term of the policies and contracts.
    Immediate annuities with life contingencies include products with fixed and guaranteed annuity considerations and benefits and consist principally of group and individual single premium annuities with life contingencies. Annuity considerations from these products are recognized as premium revenue. However, the collection of these annuity considerations does not represent the completion of the earnings process, as we establish annuity reserves using estimates for mortality and interest assumptions. We anticipate profits to emerge over the life of the annuity products as we earn investment income, pay benefits and release reserves. Any gross premium received in excess of the net premium is recognized as a deferred profit liability and amortized in relation to the expected future benefit payments. See Note 11, Future Policy Benefits and Claims, for additional details.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

    Group life, dental, vision, critical illness, accident, PFML, hospital indemnity and disability premiums are generally recorded as premium revenue over the term of the coverage. Certain group contracts contain experience premium refund provisions based on a pre-defined formula that reflects their claim experience. Experience premium refunds reduce revenue over the term of the coverage and are adjusted to reflect current experience. Related policy benefits and expenses are associated with earned premiums and result in the recognition of profits over the term of the policies and contracts. Fees for contracts providing claim processing or other administrative services are recorded as revenue over the period the service is provided.

    Universal life-type policies are insurance contracts with terms that are not fixed. Amounts received as payments for such contracts are not reported as premium revenues. Revenues for universal life-type insurance contracts consist of policy charges for the cost of insurance, policy initiation and administration, surrender charges and other fees that have been assessed against policy account values and investment income. Policy benefits and claims that are charged to expense include interest credited to contracts and benefit claims incurred in the period in excess of related policy account balances.

    Investment contracts do not subject us to significant risks arising from policyholder mortality or morbidity and consist primarily of guaranteed investment contracts (“GICs”), funding agreements and certain deferred annuities. Amounts received as payments for investment contracts are established as investment contract liability balances and are not reported as premium revenues. Revenues for investment contracts consist of investment income and policy administration charges. Investment contract benefits that are charged to expense include benefit claims incurred in the period in excess of related investment contract liability balances and interest credited to investment contract liability balances.

    Fees and other revenues are earned for administrative services performed including recordkeeping, trust and custody and reporting services for retirement savings plans, insurance companies, endowments and other financial institutions and other products. Fees and other revenues received for performance of administrative services are recognized as revenue when earned, typically when the service is performed.

Deferred Acquisition Costs

Refer to Note 8, Deferred Acquisition Costs and Other Actuarial Balances, for information related to DAC on insurance policies and investment contracts. Commissions and other incremental direct costs for the acquisition of long-term service contracts are also capitalized to the extent recoverable.

Internal Replacement Transactions

All insurance and investment contract modifications and replacements are reviewed to determine if the internal replacement results in a substantially changed contract. If so, the acquisition costs, sales inducements and unearned revenue associated with the new contract are deferred and amortized over the lifetime of the new contract. In addition, the existing DAC, sales inducement costs and unearned revenue balances associated with the replaced contract are written off. If an internal replacement results in a substantially unchanged contract, the acquisition costs, sales inducements and unearned revenue associated with the new contract are immediately recognized in the period incurred. In addition, the existing DAC, sales inducement costs or unearned revenue balance associated with the replaced contract is not written off, but instead is carried over to the new contract.

Long-Term Debt

    Long-term debt includes notes payable, nonrecourse mortgages and other debt with a maturity date greater than one year at the date of issuance. Current maturities of long-term debt are classified as long-term debt in our consolidated statements of financial position. Long-term debt is primarily recorded at the unpaid principal balance, net of unamortized discount, premium and issuance costs.

Reinsurance

We enter into reinsurance agreements with other companies in the normal course of business in order to limit losses and minimize exposure to significant risks.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

We evaluate each insurance agreement to determine whether the agreement provides indemnification against loss or liability related to insurance risk. For agreements that expose the reinsurer to reasonable possibility of significant loss from insurance risk, the reinsurance method of accounting is used for the agreement. Assets and liabilities related to reinsurance ceded are reported on a gross basis on the consolidated statements of financial position. Insurance liabilities are reported before the effects of reinsurance and we record an offsetting reinsurance recoverable, net of valuation allowance. Premiums and expenses are reported net of reinsurance ceded on the consolidated statements of operations.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

If an agreement does not expose the reinsurer to reasonable possibility of significant loss from insurance risk, the deposit method of accounting is used for the agreement. We record a deposit receivable, net of valuation allowance, if necessary. The deposit receivable is adjusted as amounts are paid or received on the underlying contracts. Accretion on the deposit receivable is calculated using an effective interest method and is reported in fees and other revenues and operating expense on the consolidated statements of operations.

The cost of reinsurance related to long-duration contracts is amortized over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

We have entered into coinsurance with funds withheld reinsurance agreements in which we record a funds withheld payable that contains an embedded derivative for which the fair value is estimated based on the change in fair value of the assets supporting the funds withheld payable. The change in fair value of the funds withheld embedded derivative is separately reported on the consolidated statements of operations. Gains and losses that do not flow to the reinsurer are reported in net realized capital gains (losses) on funds withheld assets on the consolidated statements of operations.

For further information about reinsurance, refer to Note 13, Reinsurance. For further information about the financing receivables valuation allowance on the reinsurance recoverable and deposit receivable, refer to Note 5, Investments.

Separate Accounts

Refer to Note 9, Separate Account Balances, for information on our separate account assets and liabilities.

Income Taxes

    Our ultimate parent, PFG, files a U.S. consolidated income tax return that includes us and all of our qualifying subsidiaries. In addition, PFG files income tax returns in all states and foreign jurisdictions in which it conducts business. PFG has a tax sharing agreement with companies in the group under which it allocates income tax expenses and benefits generally based upon pro rata contribution of taxable income or operating losses. We are taxed at corporate rates on taxable income based on existing tax laws. Current income taxes are charged or credited to net income based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income taxes are provided for the tax effect of temporary differences in the financial reporting and income tax bases of assets and liabilities, net operating loss carryforwards and tax credit carryforwards using enacted income tax rates and laws. The effect on deferred income tax assets and deferred income tax liabilities of a change in tax rates is recognized in net income in the period in which the change is enacted. Subsequent to a change in tax rates and laws, any stranded tax effects remaining in AOCI will be released only if an entire portfolio is liquidated, sold or extinguished.

Actuarial Balance Re-Cohorting

In 2021, we completed a comprehensive review of our business mix and capital management options (the “Strategic Review”). We made the decision to exit our U.S. retail ULSG business. The ULSG business was previously managed together with our other universal life (“UL”) business within our Benefits and Protection segment. As such, calculations of actuarial balances included UL and ULSG in the same cohorts, which are the unit of account used for measurement. As a result of the Strategic Review, we made the decision in the second quarter of 2022 to manage the ULSG business separately from our other UL business effective as of January 1, 2022. This led to us re-cohorting the UL business, resulting in separate cohorts for the ULSG business vs. the remaining UL business.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

The re-cohorting impacted the measurement of our cost of reinsurance and additional liability for certain benefit features. The pre-tax impacts to comprehensive income were as follows:

For the year ended
December 31, 2022
(in millions)
Increase to income before taxes
Cost of reinsurance amortization (1)	$33.7
Change in additional liability for certain benefit features (1)	167.4
Total increase to income before income taxes	201.1

Increase to pre-tax other comprehensive income
Cost of reinsurance unrealized losses	(2.1)
Change in additional liability for certain benefit features unrealized gains	7.8
Total increase to pre-tax other comprehensive income	5.7

Total increase to pre-tax comprehensive income	$206.8

(1) Reported in liability for future policy benefits remeasurement (gain) loss.

2. Related Party Transactions

Expense Agreements

We have entered into various related party transactions with our ultimate parent and its other affiliates. During the years ended December 31, 2024, 2023 and 2022, we received $567.9 million, $524.6 million and $606.0 million, respectively, of expense reimbursements from affiliated entities, which are net of amounts paid for brand licensing agreements with PFS.

Cash Advance Agreement

We and our direct parent, PFS, are parties to a cash advance agreement, which allows us, collectively, to pool our available cash with other affiliates in order to more efficiently and effectively invest our cash. The cash advance agreement allows (i) us to advance cash to PFS in aggregate principal amounts not to exceed $1.0 billion, with such advanced amounts earning interest at the secured overnight financing rate (“SOFR”) plus 10 basis points (the “Internal Crediting Rate”); and (ii) PFS to advance cash to us in aggregate principal amounts not to exceed $1.0 billion, with such advance amounts paying interest at the Internal Crediting Rate to reimburse PFS for the costs incurred in maintaining short-term investing and borrowing programs. Under this cash advance agreement, we had a receivable (payable) to PFS of $73.9 million and $71.5 million as of December 31, 2024 and 2023, respectively, and earned interest of $8.3 million, $10.1 million and $4.2 million during 2024, 2023 and 2022, respectively.

Reinsurance

We and an affiliated entity, Principal National Life Insurance Company, are parties to a reinsurance agreement to reinsure certain life insurance business. Under this agreement, we had an assumed reinsurance liability of $6,514.5 million and $5,919.9 million as of December 31, 2024 and 2023, respectively. In addition, we recognized premiums and other fees of $992.3 million, $938.1 million and $890.2 million for the years ended December 31, 2024, 2023 and 2022, respectively, associated with this agreement. Furthermore, we recognized expenses of $1,254.0 million, $1,076.2 million and $970.9 million for the years ended December 31, 2024, 2023 and 2022, respectively, associated with this agreement.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

We and an affiliated entity, PFS Bermuda, are parties to a coinsurance with funds withheld agreement for PFS Bermuda to reinsure certain term life and PRT blocks of business. Under this agreement, we had a reinsurance recoverable of $4,106.3 million and $3,813.1 million as of December 31, 2024 and 2023, respectively. We had a $0.0 million and $1.7 million receivable from PFS Bermuda and a $62.2 million and $26.2 million payable to PFS Bermuda as of December 31, 2024 and 2023, respectively, associated with the settlement statements. In addition, we ceded premiums of $733.1 million and $53.4 million and benefits of $813.2 million and $76.4 million for the years ended December 31, 2024 and 2023, respectively, associated with this agreement. We passed net investment income of $228.9 million and $56.1 million and net realized capital gains (losses) of $1.7 million and $(1.1) million on the funds withheld assets to PFS Bermuda for the years ended December 31, 2024 and 2023, respectively. Furthermore, our operating expenses were reduced by ceding commissions and expense allowances received of $129.5 million and $31.2 million for the years ended December 31, 2024 and 2023, respectively.

Notes Receivable

As of December 31, 2024, we had the following notes receivable from PFS related to the sale of interests in subsidiaries (1) a 10-year note with a par amount of $156.0 million, which bears interest at 2.87% with semi-annual principal and interest payments due in February and August each year and (2) a 10-year note with a par amount of $300.0 million, which bears interest at 2.885% with semi-annual principal and interest payments due in May and November each year. The carrying amount of the notes is included in premiums due and other receivables on the consolidated statements of financial position. We recorded interest income on these notes of $3.3 million, $4.6 million and $5.9 million for the years ended December 31, 2024, 2023 and 2022, respectively. Our ultimate parent, PFG, is a guarantor of the notes.

Distribution of Affiliated Products

We receive commission fees, distribution fees and service fees from Principal Securities, Inc. and Principal Global Investors, LLC (“PGI LLC”). Furthermore, we receive management and administrative fees for investments our products sold in the Principal Mutual Funds and Principal Variable Contracts. Fees and other revenues were $438.2 million, $407.1 million and $412.6 million for the years ended December 31, 2024, 2023 and 2022, respectively. In addition, we pay commission expense to affiliated registered representatives within Principal Securities, Inc. to sell proprietary products. Commission expense was $158.3 million, $95.9 million and $81.5 million for the years ended December 31, 2024, 2023 and 2022, respectively.

Benefit Plans

PFG is the sponsor of the qualified defined contribution plans for both employees and individual field agents. We were allocated plan expenses from PFG of $44.5 million, $44.2 million and $41.3 million during 2024, 2023 and 2022, respectively.

PFG is also the sponsor of the nonqualified deferred compensation plans for select employees and individual field agents. We were allocated plan expenses from PFG of $2.1 million, $1.8 million and $2.3 million during 2024, 2023 and 2022, respectively.

PFG is the sponsor of the defined benefit pension plans for both employees and individual field agents. We were allocated $43.7 million, $38.8 million and $55.4 million of pension expense from PFG during 2024, 2023 and 2022, respectively.

Other Agreements

PGI LLC provides asset management services for us. We recognized $117.0 million, $108.1 million and $109.3 million of asset management fee expense for the years ended December 31, 2024, 2023 and 2022, respectively.

Pursuant to certain regulatory requirements or otherwise in the ordinary course of business, we guarantee certain payments of our affiliates and have agreements with affiliates to provide and/or receive management, administrative and other services, all of which, individually and in the aggregate, are immaterial to our business, financial condition and net income.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

3. Goodwill and Other Intangible Assets

Goodwill

The changes in the carrying amount of goodwill reported in our segments were as follows:

	Retirement
	and Income	Benefits and
	Solutions	Protection	Corporate	Consolidated
	(in millions)
Balance as of January 1, 2023	$18.8	$29.5	$—	$48.3
Balance as of December 31, 2023	18.8	29.5	—	48.3
Goodwill from acquisitions (1)	11.2	—	—	11.2
Balance as of December 31, 2024	$30	$29.5	$—	$59.5

(1)Relates to the acquisition of employee stock ownership plan business from Ascensus within our Retirement and Income Solutions segment.

Finite Lived Intangible Assets

Amortized intangible assets that continue to be subject to amortization over a weighted average remaining expected life of 11 years were as follows:

	December 31,
	2024	2023
	(in millions)
Gross carrying value	$52.7	$34.9
Accumulated amortization	26.0	24.3
Net carrying value	$26.7	$10.6

The amortization expense for intangible assets with finite useful lives was $1.7 million, $1.0 million and $2.8 million for 2024, 2023 and 2022, respectively. As of December 31, 2024, the estimated amortization expense for the next five years is as follows (in millions):

Year ending December 31:
2025	$2.5
2026	2.5
2027	2.5
2028	2.5
2029	2.5

4. Variable Interest Entities

We have relationships with various types of entities which may be VIEs. Certain VIEs are consolidated in our financial results. See Note 1, Nature of Operations and Significant Accounting Policies, under the caption “Consolidation” for further details of our consolidation accounting policies. We did not provide financial or other support to investees designated as VIEs for the periods ended December 31, 2024 and December 31, 2023.

Consolidated Variable Interest Entities

Real Estate

We invest in several real estate limited partnerships and limited liability companies. The entities invest in real estate properties. Certain of these entities are VIEs based on the combination of our significant economic interest and related voting

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

rights. We determined we are the primary beneficiary as a result of our power to control the entities through our significant ownership. Due to the nature of these real estate investments, the investment balance will fluctuate as we purchase and sell interests in the entities and as capital expenditures are made to improve the underlying real estate.

Sponsored Investment Fund

We sponsor and invest in an investment fund for which a related party provides asset management services. The fund is a VIE as the equity holders lack power through voting rights to direct the activities of the entity that most significantly impact its economic performance. We determined we are the primary beneficiary of the VIE where our interest in the entity is more than insignificant.

Residential Mortgage Loans

We invest in ABS trusts. The trusts issue various collateralized mortgage obligation certificates and purchase residential mortgage loans. The trusts are considered VIEs due to insufficient equity to sustain themselves. We concluded we are the primary beneficiary as we purchase substantially all of the certificates and have the obligation to absorb losses that could potentially be significant to the VIEs. We deconsolidated trusts in 2023 as we no longer held substantially all of the certificates.

Asset-Backed Limited Partnership

We invest in an ABS limited partnership. The limited partnership issues multiple notes and purchases consumer loans, auto loans, other loans and credit facilities. The limited partnership is considered a VIE due to insufficient equity to sustain itself. We concluded we are the primary beneficiary as we have purchased all of the notes and have the obligation to absorb losses and residual returns that could potentially be significant to the VIE.

Assets and Liabilities of Consolidated Variable Interest Entities

The carrying amounts of our consolidated VIE assets, which can only be used to settle obligations of consolidated VIEs, and liabilities of consolidated VIEs for which creditors do not have recourse were as follows:

	December 31, 2024		December 31, 2023
	Total	Total	Total	Total
	assets	liabilities	assets	liabilities
	(in millions)
Real estate (1)	$814.3	$69.4	$829.1	$63
Sponsored investment fund (2)	150.8	140.8	—	—
Residential mortgage loans (3)	806.5	19.9	874.7	20.9
Asset-backed limited partnership (4)	250.0	—	249.3	—
Total	$2,021.6	$230.1	$1,953.1	$83.9

(1) The assets of the real estate VIEs primarily include real estate, other investments and cash. Liabilities primarily include other liabilities.
(2) The assets of the sponsored investment fund VIE are primarily commercial mortgage loans and cash. The liabilities include short-term debt and long-term debt. The consolidated statements of financial position included a $5.0 million and $0.0 million redeemable noncontrolling interest for the sponsored investment fund as of December 31, 2024 and 2023, respectively. We have unfunded commitments to the VIE. Unfunded commitments are not liabilities on our consolidated statements of financial position because we are only required to fund additional capital when called upon to do so by the investment manager.
(3) The assets of the residential mortgage loans VIEs primarily include residential mortgage loans. The liabilities primarily include other liabilities.
(4) The assets of the asset-backed limited partnership VIE primarily include consumer loans, auto loans, other loans and credit facilities. These assets are reported with cash and cash equivalents, other investments and fixed maturities, trading on the consolidated statements of financial position.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

Unconsolidated Variable Interest Entities

We hold a variable interest in a number of VIEs where we are not the primary beneficiary. Our investments in these VIEs are reported in fixed maturities, available-for-sale; fixed maturities, trading and other investments in the consolidated statements of financial position and are described below.

Unconsolidated VIEs include certain commercial mortgage-backed securities (“CMBS”), residential mortgage-backed pass-through securities ("RMBS") and other ABS. All of these entities were deemed VIEs because the equity within these entities is insufficient to sustain them. We determined we are not the primary beneficiary in the entities within these categories of investments. This determination was based primarily on the fact we do not own the class of security that controls the unilateral right to replace the special servicer or equivalent function.

We invest in cash collateralized debt obligations, collateralized bond obligations, collateralized loan obligations and other collateralized structures, which are VIEs due to insufficient equity to sustain the entities. We have determined we are not the primary beneficiary of these entities primarily because we do not control the economic performance of the entities and were not involved with the design of the entities or because we do not have a potentially significant variable interest in the entities for which we are the asset manager.

We have invested in various VIE trusts and similar entities as a debt holder. Most of these entities are classified as VIEs due to insufficient equity to sustain them. In addition, we have an entity classified as a VIE based on the combination of our significant economic interest and lack of voting rights. We have determined we are not the primary beneficiary primarily because we do not control the economic performance of the entities and were not involved with the design of the entities.

We have invested in partnerships and other funds, which are classified as VIEs. The entities are VIEs as equity holders lack the power to control the most significant activities of the entities because the equity holders do not have either the ability by a simple majority to exercise substantive kick-out rights or substantive participating rights. We have determined we are not the primary beneficiary because we do not have the power to direct the most significant activities of the entities.

As previously discussed, we sponsor and invest in certain investment funds that are VIEs. We determined we are not the primary beneficiary of the VIEs for which we are the asset manager but do not have a potentially significant variable interest in the funds.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

The carrying value and maximum loss exposure for our unconsolidated VIEs were as follows:

		Maximum exposure to
	Asset carrying value	loss (1)
	(in millions)
December 31, 2024
Fixed maturities, available-for-sale:
Corporate	$308.2	$359.7
Residential mortgage-backed pass-through securities	3,319.6	3,517.1
Commercial mortgage-backed securities	5,177.1	5,622.0
Collateralized debt obligations (2)	6,556.6	6,514.8
Other debt obligations	8,882.5	10,555.8
Fixed maturities, trading:
Residential mortgage-backed pass-through securities	9.1	9.1
Commercial mortgage-backed securities	44.1	44.1
Collateralized debt obligations (2)	210.1	210.1
Other debt obligations	210.1	210.1
Other investments:
Other limited partnership and fund interests	2,355.0	4,042.6

December 31, 2023
Fixed maturities, available-for-sale:
Corporate	$364.9	$369.8
Residential mortgage-backed pass-through securities	2,824.9	2,959.8
Commercial mortgage-backed securities	4,743.4	5,391.6
Collateralized debt obligations (2)	5,397.8	5,459.0
Other debt obligations	7,879.4	8,976.2
Fixed maturities, trading:
Residential mortgage-backed pass-through securities	10.4	10.4
Commercial mortgage-backed securities	53.1	53.1
Collateralized debt obligations (2)	2.0	2.0
Other debt obligations	228.4	228.4
Other investments:
Other limited partnership and fund interests	1,661.2	2,954.3

(1)Our risk of loss is limited to our initial investment measured at amortized cost excluding portfolio layer method basis adjustments for fixed maturities, available-for-sale. Our risk of loss is limited to our investment measured at fair value for our fixed maturities, trading. Our risk of loss is limited to our carrying value plus any unfunded commitments and/or guarantees and similar provisions for our other investments. A carrying value of zero is used if distributions have been received in excess of our investment, resulting in a negative carrying value for the investment. Unfunded commitments are not liabilities on our consolidated statements of financial position because we are only required to fund additional equity when called upon to do so by the general partner or investment manager.
(2)Primarily consists of collateralized loan obligations backed by secured corporate loans.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

5. Investments

Our investments include assets backing reserves as part of a coinsurance with funds withheld agreement. The funds withheld invested assets are reported within their respective line items, primarily consisting of fixed maturities available-for-sale, mortgage loans and other investments. See Note 13, Reinsurance, for more information on the funds withheld invested assets.

Fixed Maturities

    The amortized cost, gross unrealized gains and losses, allowance for credit loss and fair value of fixed maturities, available-for-sale were as follows:

		Gross	Gross	Allowance
	Amortized	unrealized	unrealized	for credit
	cost (1)	gains	losses	loss	Fair value
	(in millions)
December 31, 2024
Fixed maturities, available-for-sale:
U.S. government and agencies	$1,732.7	$0.2	$298	$—	$1,434.9
Non-U.S. governments	553.8	12.6	84.4	—	482.0
States and political subdivisions	7,161.3	11.5	1,133.9	—	6,038.9
Corporate	36,649.4	343.8	3,619.9	16.1	33,357.2
Residential mortgage-backed pass-through securities	3,517.1	8.7	206.2	—	3,319.6
Commercial mortgage-backed securities	5,622.0	4.9	449.8	—	5,177.1
Collateralized debt obligations (2)	6,514.8	48.0	6.2	—	6,556.6
Other debt obligations	9,421.1	50.0	576.8	0.2	8,894.1
Total excluding portfolio layer method basis
adjustment	71,172.2	479.7	6,375.2	16.3	65,260.4
Unallocated portfolio layer method basis
adjustment (3)	(55.7)	55.7	—	—	—
Total fixed maturities, available-for-sale	$71,116.5	$535.4	$6,375.2	$16.3	$65,260.4

December 31, 2023
Fixed maturities, available-for-sale:
U.S. government and agencies	$1,719.1	$19.3	$233.5	$—	$1,504.9
Non-U.S. governments	522.2	16.9	59.2	—	479.9
States and political subdivisions	7,493.9	45.4	926.0	—	6,613.3
Corporate	35,707.6	433.7	3,059.9	1.9	33,079.5
Residential mortgage-backed pass-through securities	2,959.8	25.7	160.6	—	2,824.9
Commercial mortgage-backed securities	5,391.6	1.6	649.8	—	4,743.4
Collateralized debt obligations (2)	5,379.6	45.0	26.8	—	5,397.8
Other debt obligations	8,447.2	42.2	602.8	0.1	7,886.5
Total fixed maturities, available-for-sale	$67,621	$629.8	$5,718.6	$2	$62,530.2

(1)Amortized cost excludes accrued interest receivable of $642.3 million and $616.0 million as of December 31, 2024 and 2023, respectively.
(2)Primarily consists of collateralized loan obligations backed by secured corporate loans.
(3)Represents unallocated basis adjustments related to fair value hedges utilizing the portfolio layer method. See Note 6, Derivative Financial Instruments, for further details.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

The amortized cost and fair value of fixed maturities available-for-sale as of December 31, 2024, by expected maturity, were as follows:

	Amortized cost (1)	Fair value
	(in millions)
Due in one year or less	$1,243	$1,241.3
Due after one year through five years	8,603.6	8,409.3
Due after five years through ten years	9,493.5	9,041.1
Due after ten years	26,757.1	22,621.3
Subtotal	46,097.2	41,313.0
Mortgage-backed and other asset-backed securities	25,075.0	23,947.4
Total	$71,172.2	$65,260.4

(1)Excludes unallocated basis adjustments related to fair value hedges utilizing the portfolio layer method.

Actual maturities may differ because borrowers may have the right to call or prepay obligations. Our portfolio is diversified by industry, issuer and asset class. Credit concentrations are managed to established limits.

Net Investment Income

    The major components of net investment income are shown below and are net of amounts on funds withheld invested assets that are passed directly to reinsurers. See Note 13, Reinsurance, for further details.

	For the year ended December 31,
	2024	2023	2022
	(in millions)
Fixed maturities, available-for-sale	$2,323.6	$2,230	$1,734.4
Fixed maturities, trading	30.7	32.4	19.6
Equity securities	6.3	3.5	(35.4)
Mortgage loans	695.6	661.5	619.9
Real estate	177.8	177.2	276.2
Policy loans	41.9	39.1	34.4
Cash and cash equivalents	214.7	148.2	37.6
Derivatives	94.3	38.6	171.3
Other	258.6	231.6	194.8
Total	3,843.5	3,562.1	3,052.8
Investment expenses	(309.1)	(276.6)	(200.4)
Net investment income	$3,534.4	$3,285.5	$2,852.4

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

Net Realized Capital Gains and Losses

The major components of net realized capital gains (losses) on investments are shown below and are net of amounts on funds withheld invested assets that are passed directly to reinsurers. See Note 13, Reinsurance, for further details. The amounts below do not include net realized capital gains (losses) on funds withheld assets that are not passed to reinsurers, which are separately reported on the consolidated statements of operations. Net realized capital gains (losses) on funds withheld assets includes gains (losses) realized upon sale of assets put into the funds withheld at the start of a reinsurance transaction for the unrealized gains (losses) on the date of transfer into the funds withheld, the change in the valuation allowance on funds withheld commercial mortgage loans and unrealized gains and losses related to the change in fair value of funds withheld fixed maturities, trading and equity securities.

	For the year ended December 31,
	2024	2023	2022
	(in millions)
Fixed maturities, available-for-sale:
Gross gains	$12.9	$46.8	$38.9
Gross losses	(45.7)	(134.8)	(120.7)
Net credit losses (1)	(21.7)	(31.3)	(11.5)
Hedging, net	(11.5)	2.2	(0.7)
Fixed maturities, trading (2)	(0.5)	0.7	(8.6)
Equity securities (3)	(13.8)	0.7	(7.4)
Mortgage loans (4)	(100.7)	(133.8)	(74.1)
Derivatives	35.7	(5.3)	154.7
Other	(6.9)	100.1	112.7
Net realized capital gains (losses)	$(152.2)	$(154.7)	$83.3

(1)Includes credit sales, adjustments to the credit loss valuation allowance, write-offs and recoveries on available-for-sale securities.
(2)Unrealized gains (losses) on fixed maturities, trading still held at the reporting date were $(1.4) million, $(0.2) million and $(7.8) million for the years ended December 31, 2024, 2023 and 2022, respectively. This excludes $1.7 million, $2.9 million and $(16.6) million in unrealized gains (losses) for the years ended December 31, 2024, 2023 and 2022, respectively, that were reported in market risk benefit remeasurement (gain) loss and $2.0 million, $6.8 million and $(1.4) million of unrealized gains (losses) for the years ended December 31, 2024, 2023 and 2022, respectively, that were reported in net realized capital gains (losses) on funds withheld assets.
(3)Unrealized gains (losses) on equity securities still held at the reporting date were $(13.8) million, $0.7 million and $(7.1) million for the years ended December 31, 2024, 2023 and 2022, respectively. This excludes $0.0 million, $1.7 million and $(1.7) million unrealized gains (losses) for the years ended December 31, 2024, 2023 and 2022, respectively, that were reported in net realized capital gains (losses) on funds withheld assets.
(4)Net realized capital gains (losses) on mortgage loans include losses related to the deconsolidation of residential mortgage loan trusts in both 2023 and 2022.

Proceeds from sales of investments (excluding call and maturity proceeds) in fixed maturities, available-for-sale were $2,867.2 million, $4,950.4 million and $12,273.0 million in 2024, 2023 and 2022, respectively.

Allowance for Credit Loss

We have a process in place to identify fixed maturity securities that could potentially require an allowance for credit loss. This process involves monitoring market events that could impact issuers’ credit ratings, business climate, management changes, litigation and government actions and other similar factors. This process also involves monitoring late payments, pricing levels, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts and cash flow projections as indicators of credit issues.

Each reporting period, all securities in an unrealized loss position are reviewed to determine whether a decline in value is due to credit. Relevant facts and circumstances considered include: (1) the extent the fair value is below cost; (2) the reasons

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

for the decline in value; (3) the financial position and access to capital of the issuer, including the current and future impact of any specific events and (4) for structured securities, the adequacy of the expected cash flows. To the extent we determine an unrealized loss is due to credit, an allowance for credit loss is recognized through a reduction to net income.

We estimate the amount of the allowance for credit loss as the difference between amortized cost and the present value of the expected cash flows of the security. The present value is determined using the best estimate cash flows discounted at the effective interest rate implicit to the security at the date of purchase or the current yield to accrete an asset-backed or floating rate security. The methodology and assumptions for establishing the best estimate cash flows vary depending on the type of security. The ABS cash flow estimates are based on security specific facts and circumstances that may include collateral characteristics, expectations of delinquency and default rates, loss severity and prepayment speeds and structural support, including subordination and guarantees. The corporate security cash flow estimates are derived from scenario-based outcomes of expected corporate restructurings or liquidations using bond specific facts and circumstances including timing, security interests and loss severity. We do not measure a credit loss allowance on accrued interest receivable because we write off the accrued interest receivable balance to net investment income in a timely manner when we have concern regarding collectability.

Amounts on fixed maturities, available-for-sale deemed to be uncollectible are written off and removed from the allowance for credit loss. A write-off may also occur if we intend to sell a security or whether it is more likely than not we will be required to sell the security before the recovery of its amortized cost which, in some cases, may extend to maturity.

A rollforward of the allowance for credit loss by major security type was as follows.

	For the year ended December 31, 2024
					Residential
					mortgage-
					backed	Commercial	Collateralized
	U.S.		States and		pass-	mortgage-	debt	Other
	government	Non-U.S.	political		through	backed	obligations	debt
	and agencies	governments	subdivisions	Corporate	securities	securities	(1)	obligations	Total
	(in millions)
Beginning
balance	$—	$—	$—	$1.9	$—	$—	$—	$0.1	$2
Additions for
credit losses
not previously
recorded	—	—	—	16.1	—	—	—	0.1	16.2
Reductions for
securities sold
during the
period	—	—	—	(0.3)	—	—	—	—	(0.3)
Write-offs
charged against
allowance	—	—	—	(1.6)	—	—	—	—	(1.6)
Ending balance	$—	$—	$—	$16.1	$—	$—	$—	$0.2	$16.3

Accrued interest
written off to
net investment
income	$—	$—	$—	$1	$—	$—	$—	$—	$1

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

	For the year ended December 31, 2023
					Residential
					mortgage-
					backed	Commercial	Collateralized
	U.S.		States and		pass-	mortgage-	debt	Other
	government	Non-U.S.	political		through	backed	obligations	debt
	and agencies	governments	subdivisions	Corporate	securities	securities	(1)	obligations	Total
	(in millions)
Beginning
balance	$—	$—	$—	$—	$—	$—	$—	$0.1	$0.1
Additions for
credit losses
not previously
recorded	—	—	—	5.7	—	—	—	—	5.7
Write-offs
charged against
allowance	—	—	—	(3.8)	—	—	—	—	(3.8)
Ending balance	$—	$—	$—	$1.9	$—	$—	$—	$0.1	$2

Accrued interest
written off to
net investment
income	$—	$—	$—	$0.1	$—	$—	$—	$—	$0.1

	For the year ended December 31, 2022
					Residential
					mortgage-
					backed	Commercial	Collateralized
	U.S.		States and		pass-	mortgage-	debt	Other
	government	Non-U.S.	political		through	backed	obligations	debt
	and agencies	governments	subdivisions	Corporate	securities	securities	(1)	obligations	Total
	(in millions)
Beginning
balance	$—	$—	$—	$4.5	$—	$0.3	$—	$0.1	$4.9
Reductions for
securities sold
during the
period	—	—	—	(8.7)	—	—	—	—	(8.7)
Additional
increases
(decreases)
for credit
losses on
securities with
an allowance
recorded in the
previous period	—	—	—	4.2	—	—	—	—	4.2
Write-offs
charged against
allowance	—	—	—	—	—	(0.3)	—	—	(0.3)
Ending balance	$—	$—	$—	$—	$—	$—	$—	$0.1	$0.1

(1)Primarily consists of collateralized loan obligations backed by secured corporate loans.

During 2022, we did not write off any accrued interest to net investment income.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

Available-For-Sale Securities in Unrealized Loss Positions Without an Allowance for Credit Loss

    For available-for-sale securities with unrealized losses for which an allowance for credit loss has not been recorded, the gross unrealized losses and fair value, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position were as follows:

	December 31, 2024
	Less than		Greater than or
	twelve months		equal to twelve months		Total
		Gross		Gross		Gross
	Fair	unrealized	Fair	unrealized	Fair	unrealized
	value	losses	value	losses	value	losses
	(in millions)
Fixed maturities, available-for-sale (1):
U.S. government and agencies	$710.9	$17.2	$806.9	$280.8	$1,517.8	$298
Non-U.S. governments	33.0	1.3	296.8	83.1	329.8	84.4
States and political subdivisions	743.2	25.9	4,708.2	1,108.0	5,451.4	1,133.9
Corporate	4,659.5	149.0	19,625.6	3,470.0	24,285.1	3,619.0
Residential mortgage-backed pass-
through securities	1,652.5	27.6	1,152.5	178.6	2,805.0	206.2
Commercial mortgage-backed
securities	691.7	8.2	3,849.1	441.5	4,540.8	449.7
Collateralized debt obligations (2)	582.2	1.3	28.9	5.0	611.1	6.3
Other debt obligations	1,732.4	21.8	3,677.3	554.5	5,409.7	576.3
Total fixed maturities, available-for-sale	$10,805.4	$252.3	$34,145.3	$6,121.5	$44,950.7	$6,373.8

(1)Fair value and gross unrealized losses are excluded for available-for-sale securities for which an allowance for credit loss has been recorded. Gross unrealized losses exclude unallocated basis adjustments related to fair value hedges utilizing the portfolio layer method.
(2)Primarily consists of collateralized loan obligations backed by secured corporate loans.

Of the available-for-sale fixed maturities within our consolidated portfolio in a gross unrealized loss position, 97% were investment grade (rated AAA through BBB-) with an average price of 88 (carrying value/amortized cost) as of December 31, 2024. Gross unrealized losses in our fixed maturities portfolio increased during the year ended December 31, 2024, primarily due to an increase in interest rates, which was partially offset by a tightening of credit spreads.
For those securities that had been in a continuous unrealized loss position for less than twelve months, our consolidated portfolio held 1,747 securities reflecting an average price of 98 as of December 31, 2024. Of this portfolio, 96% was investment grade (rated AAA through BBB-) as of December 31, 2024, with associated unrealized losses of $245.4 million. The unrealized losses on these securities can primarily be attributed to changes in market interest rates and changes in credit spreads since the securities were acquired.

For those securities that had been in a continuous unrealized loss position greater than or equal to twelve months, our consolidated portfolio held 6,219 securities reflecting an average price of 85 and an average credit rating of A as of December 31, 2024. Corporate securities with unrealized losses had an average price of 85 and an average credit rating of BBB+. States and political subdivisions securities with unrealized losses had an average price of 81 and an average credit rating of AA-. Collateralized mortgage obligation securities with unrealized losses had an average price of 83 and an average credit rating of AAA. Commercial mortgage-backed securities with unrealized losses had an average price of 90 and an average credit rating of AA. The unrealized losses on these securities can primarily be attributed to changes in market interest rates and changes in credit spreads since the securities were acquired.

Because we expected to recover our amortized cost, we did not record an allowance for credit loss on these securities as of December 31, 2024. Because it was not our intent to sell the fixed maturity available-for-sale securities with unrealized losses

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

and it was not more likely than not that we would be required to sell these securities before recovery of the amortized cost, which may be at maturity, we did not write down these investments to fair value.

	December 31, 2023
	Less than		Greater than or
	twelve months		equal to twelve months		Total
		Gross		Gross		Gross
	Fair	unrealized	Fair	unrealized	Fair	unrealized
	value	losses	value	losses	value	losses
	(in millions)
Fixed maturities, available-for-sale (1):
U.S. government and agencies	$315.3	$3.1	$974.2	$230.5	$1,289.5	$233.6
Non-U.S. governments	41.9	1.7	307.9	57.5	349.8	59.2
States and political subdivisions	596.6	19.0	5,011.7	906.9	5,608.3	925.9
Corporate	2,540.5	89.7	22,305.9	2,968.9	24,846.4	3,058.6
Residential mortgage-backed pass-
through securities	472.9	2.9	1,275.6	157.7	1,748.5	160.6
Commercial mortgage-backed
securities	280.3	4.1	4,160.3	645.6	4,440.6	649.7
Collateralized debt obligations (2)	404.8	1.5	2,296.3	25.3	2,701.1	26.8
Other debt obligations	1,183.7	18.5	4,386.0	584.2	5,569.7	602.7
Total fixed maturities, available-for-sale	$5,836	$140.5	$40,717.9	$5,576.6	$46,553.9	$5,717.1

(1)Fair value and gross unrealized losses are excluded for available-for-sale securities for which an allowance for credit loss has been recorded.
(2)Primarily consists of collateralized loan obligations backed by secured corporate loans.

Of the available-for-sale fixed maturities within our consolidated portfolio in a gross unrealized loss position, 94% were investment grade (rated AAA through BBB-) with an average price of 89 (carrying value/amortized cost) as of December 31, 2023. Gross unrealized losses in our fixed maturities portfolio decreased during the year ended December 31, 2023, primarily due to a tightening of credit spreads.
For those securities that had been in a continuous unrealized loss position for less than twelve months, our consolidated portfolio held 983 securities reflecting an average price of 98 as of December 31, 2023. Of this portfolio, 91% was investment grade (rated AAA through BBB-) as of December 31, 2023, with associated unrealized losses of $131.2 million. The unrealized losses on these securities can primarily be attributed to changes in market interest rates and changes in credit spreads since the securities were acquired.

For those securities that had been in a continuous unrealized loss position greater than or equal to twelve months, our consolidated portfolio held 7,042 securities reflecting an average price of 88 and an average credit rating of A as of December 31, 2023. Corporate securities with unrealized losses had an average price of 88 and an average credit rating of BBB+. States and political subdivisions securities with unrealized losses had an average price of 85 and an average credit rating of AA-. Commercial mortgage-backed securities with unrealized losses had an average price of 87 and an average credit rating of AA. Collateralized mortgage obligation securities with unrealized losses had an average price of 85 and an average credit rating of AAA. The unrealized losses on these securities can primarily be attributed to changes in market interest rates and changes in credit spreads since the securities were acquired.

Because we expected to recover our amortized cost, we did not record an allowance for credit loss on these securities as of December 31, 2023. Because it was not our intent to sell the fixed maturity available-for-sale securities with unrealized losses and it was not more likely than not that we would be required to sell these securities before recovery of the amortized cost, which may be at maturity, we did not write down these investments to fair value.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

Net Unrealized Gains and Losses on Available-For-Sale Securities and Derivative Instruments

    The net unrealized gains and losses on investments in available-for-sale securities and the net unrealized gains and losses on derivative instruments in cash flow hedge relationships are reported as separate components of stockholder’s equity. The cumulative amount of net unrealized gains and losses on available-for-sale securities and derivative instruments in cash flow hedge relationships net of adjustments related to actuarial balances, policyholder liabilities, noncontrolling interest and applicable income taxes was as follows:

	December 31, 2024	December 31, 2023
	(in millions)
Net unrealized losses on fixed maturities, available-for-sale (1)	$(6,003.6)	$(5,128.4)
Net unrealized gains (losses) on derivative instruments	66.1	(1.6)
Adjustments for assumed changes in amortization patterns	5.1	(5.2)
Adjustments for assumed changes in policyholder liabilities	12.2	1.4
Net unrealized gains on other investments and noncontrolling interest
adjustments	2.9	2.9
Provision for deferred income tax benefits	1,260.7	1,099.6
Net unrealized losses on available-for-sale securities and derivative instruments	$(4,656.6)	$(4,031.3)

(1)Excludes net unrealized gains (losses) on fixed maturities, available-for-sale included in fair value hedging relationships.

Financing Receivables

Mortgage Loans

Mortgage loans consist of commercial and residential mortgage loans. Our commercial mortgage loan portfolio consists primarily of non-recourse, fixed rate mortgages on stabilized properties. Our residential mortgage loan portfolio is composed of first lien and home equity mortgages.

Commercial and residential mortgage loans are generally reported at cost adjusted for amortization of premiums and accrual of discounts, computed using the interest method and net of valuation allowances. Amortized cost excludes accrued interest receivable. The amortized cost of our residential mortgage loans also includes basis adjustments related to fair value hedges in a closed portfolio. See Note 6, Derivative Financial Instruments, for further information. Interest income is accrued on the principal amount of the loan based on the loan's contractual interest rate. Interest income, as well as prepayment of fees and the amortization of the related premium or discount, is reported in net investment income on the consolidated statements of operations. Accrued interest receivable is reported in accrued investment income on the consolidated statements of financial position. Any changes in the loan valuation allowances are reported in net realized capital gains (losses) on the consolidated statements of operations. Further details relating to our valuation allowance are included under the caption “Financing Receivables Valuation Allowance.”

Reinsurance Recoverable and Deposit Receivable

Our reinsurance recoverables include amounts due from reinsurers for paid or unpaid claims, claims incurred but not reported or policy benefits. We cede life, disability, medical and long-term care insurance as well as fixed annuity contracts with significant life insurance risk to other insurance companies through reinsurance. Deposit receivables include amounts due from the reinsurer for fixed annuity contracts without significant life insurance risk recorded using the deposit method of accounting.

Other Loans

Our other loans include consumer, auto and other loans (“other loans”) of a consolidated VIE for which the fair value option was elected as well as consumer loans for which the fair value option was not elected. Other loans are generally subject to amortized cost accounting and a valuation allowance if the fair value option is not elected. Other loans are reported as a component of other investments in the consolidated statements of financial position.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

Credit Quality Information for Financing Receivables

The amortized cost of our financing receivables by credit risk and vintage was as follows:

	December 31, 2024
	2024	2023	2022	2021	2020	Prior	Total
	(in millions)
Commercial mortgage
loans:
A- and above	$1,176.9	$795.1	$1,180.2	$2,016.8	$1,427.7	$6,461.8	$13,058.5
BBB+ thru BBB-	210.0	394.1	232.2	235.3	162.9	1,198.9	2,433.4
BB+ thru BB-	215.7	143.4	154.3	37.8	40.1	230.4	821.7
B+ and below	—	—	—	—	—	321.7	321.7
Total	$1,602.6	$1,332.6	$1,566.7	$2,289.9	$1,630.7	$8,212.8	$16,635.3

Residential mortgage
loans:
Performing	$324	$372.2	$935.4	$1,177.8	$131.3	$268.6	$3,209.3
Non-performing	—	3.1	4.0	3.3	1.2	2.5	14.1
Total excluding portfolio
layer method basis
adjustments	$324	$375.3	$939.4	$1,181.1	$132.5	$271.1	3,223.4
Unallocated portfolio
layer method basis
adjustment (1)							(8.4)
Total							$3,215

Other loans:
Performing	$84.2	$61.9	$—	$—	$—	$—	$146.1
Non-performing	0.1	—	—	—	—	0.1	0.2
Total	$84.3	$61.9	$—	$—	$—	$0.1	$146.3

Reinsurance recoverable and deposit receivable							$23,599.6

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

	December 31, 2023
	2023	2022	2021	2020	2019	Prior	Total
	(in millions)
Commercial mortgage
loans:
A- and above	$667.4	$1,214.8	$2,271.5	$1,535.8	$1,921	$5,447.2	$13,057.7
BBB+ thru BBB-	282.6	356.8	343.0	203.3	309.9	886.9	2,382.5
BB+ thru BB-	110.6	142.1	—	—	35.3	234.6	522.6
B+ and below	—	—	—	—	83.5	53.9	137.4
Total	$1,060.6	$1,713.7	$2,614.5	$1,739.1	$2,349.7	$6,622.6	$16,100.2

Residential mortgage
loans:
Performing	$456.3	$1,023.4	$1,272.5	$150.4	$86.8	$253.6	$3,243
Non-performing	—	2.1	4.0	—	1.8	2.3	10.2
Total	$456.3	$1,025.5	$1,276.5	$150.4	$88.6	$255.9	$3,253.2

Other loans:
Performing	$168.5	$—	$—	$—	$—	$—	$168.5
Non-performing	—	—	—	—	—	0.1	0.1
Total	$168.5	$—	$—	$—	$—	$0.1	$168.6

Reinsurance recoverable and deposit receivable							$24,427.9

(1)Represents unallocated basis adjustments related to fair value hedges utilizing the portfolio layer method. See Note 6, Derivative Financial Instruments, for further details.

The amortized cost of commercial mortgage loans, residential mortgage loans and other loans excluded accrued interest receivable of $68.2 million, $10.9 million and $1.3 million, respectively, as of December 31, 2024, and $57.1 million, $10.3 million and $1.6 million, respectively, as of December 31, 2023.
Financing Receivables Credit Monitoring

Commercial Mortgage Loan Credit Risk Profile Based on Internal Rating

We actively monitor and manage our commercial mortgage loan portfolio. All commercial mortgage loans are analyzed regularly and substantially all are internally rated, based on a proprietary risk rating cash flow model, in order to monitor the financial quality of these assets. The models stress expected cash flows at various levels and at different points in time depending on the durability of the income stream, which includes our assessment of factors such as location (macro and micro markets), tenant quality and lease expirations. Our internal rating analysis presents expected losses in terms of an S&P Global (“S&P”) bond equivalent rating for commercial mortgage loans. As the credit risk for commercial mortgage loans increases, we adjust our internal ratings downward with loans in the category “B+ and below” having the highest risk for credit loss. Internal ratings on commercial mortgage loans are updated at least annually and potentially more often for certain loans with material changes in collateral value or occupancy and for loans on an internal “watch list”.

Commercial mortgage loans that require more frequent and detailed attention are identified and placed on an internal “watch list”. Among the criteria that may indicate a potential problem are significant negative changes in ratios of loan to value or contract rents to debt service, major tenant vacancies or bankruptcies, borrower sponsorship problems, late payments, delinquent taxes and loan relief/restructuring requests.

Residential Mortgage Loan Credit Risk Profile Based on Performance Status

Our residential mortgage loan portfolio is monitored based on performance of the loans. Monitoring on a residential mortgage loan increases when the loan is delinquent or earlier if there is an indication of potential impairment. We define non-performing residential mortgage loans as loans 90 days or greater delinquent or on non-accrual status.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

Other Loans Credit Risk Profile Based on Performance Status

Our other loans are monitored based on performance of the loans. Monitoring on other loans increases when the loan is delinquent or earlier if there is an indication of potential impairment.

Non-Accrual Financing Receivables

Financing receivables are placed on non-accrual status if we have concern regarding the collectability of future payments or if a financing receivable has matured without being paid off or extended. Factors considered may include conversations with the borrower, loss of major tenant, bankruptcy of borrower or major tenant, decreased property cash flow for commercial mortgage loans or number of days past due and other circumstances for residential mortgage loans. Based on an assessment as to the collectability of the principal, a determination is made to apply any payments received either against the principal, against the valuation allowance or according to the contractual terms. When a financing receivable is placed on non-accrual status, the accrued unpaid interest receivable is reversed against interest income. Accrual of interest resumes after factors resulting in doubts about collectability have improved.

The amortized cost of financing receivables on non-accrual status was as follows:

	December 31, 2024
			Amortized cost
	Beginning	Ending	of nonaccrual
	amortized cost	amortized cost	assets without
	on nonaccrual	on nonaccrual	a valuation
	status	status	allowance
	(in millions)
Commercial mortgage loans	$53.9	$66.6	$—
Residential mortgage loans	8.2	12.2	—
Total	$62.1	$78.8	$—

	December 31, 2023
			Amortized cost
	Beginning	Ending	of nonaccrual
	amortized cost	amortized cost	assets without
	on nonaccrual	on nonaccrual	a valuation
	status	status	allowance
	(in millions)
Commercial mortgage loans	$43.8	$53.9	$—
Residential mortgage loans	16.0	8.2	0.5
Total	$59.8	$62.1	$0.5

    Interest income recognized on non-accrual financing receivables was as follows:

	For the year ended December 31,
	2024	2023	2022
	(in millions)

Commercial mortgage loans	$0.8	$1.2	$0.9
Total	$0.8	$1.2	$0.9

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

The aging of our financing receivables, based on amortized cost, was as follows:

	December 31, 2024
			90 days or				90 days or
	30-59 days	60-89 days	more past	Total past			more and
	past due	past due	due	due	Current	Total (1)	accruing
	(in millions)
Commercial mortgage loans	$57	$—	$20.6	$77.6	$16,557.7	$16,635.3	$—
Residential mortgage loans (2)	12.4	—	12.4	24.8	3,198.6	3,223.4	1.9
Other loans	2.1	1.8	1.6	5.5	140.8	146.3	1.4
Total	$71.5	$1.8	$34.6	$107.9	$19,897.1	$20,005	$3.3

	December 31, 2023
			90 days or				90 days or
	30-59 days	60-89 days	more past	Total past			more and
	past due	past due	due	due	Current	Total (1)	accruing
	(in millions)
Commercial mortgage loans	$—	$—	$7.9	$7.9	$16,092.3	$16,100.2	$—
Residential mortgage loans	8.5	1.8	8.7	19.0	3,234.2	3,253.2	2.0
Other loans	1.0	0.5	0.7	2.2	166.4	168.6	0.6
Total	$9.5	$2.3	$17.3	$29.1	$19,492.9	$19,522	$2.6

(1)As of both December 31, 2024 and 2023, no reinsurance recoverables or deposit receivables were considered past due.
(2)Excludes unallocated basis adjustments related to fair value hedges utilizing the portfolio layer method.

Financing Receivables Valuation Allowance

We establish a valuation allowance to provide for the risk of credit losses inherent in our financing receivables. The valuation allowance is maintained at a level believed adequate by management to absorb estimated expected credit losses. The valuation allowance is based on amortized cost excluding accrued interest receivable and includes reserves for pools of financing receivables with similar risk characteristics. We do not measure a credit loss allowance on accrued interest receivable because we write off the uncollectible accrued interest receivable balance to net investment income in a timely manner, generally within 90 days. During 2024 and 2023, we did not write off any commercial mortgage loan accrued interest or residential mortgage loan accrued interest.

For commercial and residential mortgage loans, management's periodic evaluation and assessment of the valuation allowance adequacy is based on known and inherent risks in the portfolio, adverse situations that may affect a borrower's ability to repay, the estimated value of the underlying collateral, composition of the portfolio, portfolio delinquency information, underwriting standards, peer group information, current and forecasted economic conditions, loss experience and other relevant factors. For reinsurance recoverables and deposit receivables, management’s periodic evaluation and assessment of the valuation allowance adequacy is based on known and inherent risks, adverse situations that may affect a reinsurer’s ability to repay, current and forecasted economic conditions, industry loss experience and other relevant factors.

Our commercial mortgage loans are pooled by risk rating level with an estimated loss ratio applied against each risk rating level. The loss ratio is generally based upon historical loss experience for each risk rating level as adjusted for certain current and forecasted environmental factors management believes to be relevant. Environmental factors are forecasted for two years or less with immediate reversion to historical experience. A commercial mortgage loan is evaluated individually if it does not continue to share similar risk characteristics of a pool. We analyze the need for an individual evaluation for any commercial mortgage loan that is delinquent for 60 days or more, in process of foreclosure, restructured, on the internal “watch list” or that currently is evaluated individually.

We estimate expected credit losses for certain commercial mortgage loan commitments where we have a contractual obligation to extend credit. The expected credit losses are estimated based on the commercial mortgage loan valuation allowance process described previously, adjusted for probability of funding. The estimated expected credit losses for commercial mortgage loan commitments are reported in other liabilities on the consolidated statements of financial position. The change in the credit

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

loss liability for commitments is included in net realized capital gains (losses) on the consolidated statements of operations. Once funded, expected credit losses for commercial mortgage loans are included within the commercial mortgage loan valuation allowance described previously.

We evaluate residential mortgage loans based on aggregated risk factors and historical loss experience by pool type. We adjust these quantitative factors for qualitative factors of present and forecasted conditions. Qualitative factors include items such as economic and business conditions, changes in the portfolio, value of underlying collateral and concentrations. A residential mortgage loan is evaluated individually if it does not continue to share similar risk characteristics of a pool. We analyze the need for an individual evaluation for any residential mortgage loan that is delinquent for 60 days or more, in process of foreclosure, restructured, on the internal “watch list” or that currently is evaluated individually.

As discussed previously, commercial and residential mortgage loans are evaluated individually if the asset does not continue to share similar risk characteristics of a pool. When we determine a commercial or residential mortgage loan is probable of foreclosure, a valuation allowance is established equal to the difference between the carrying amount of the mortgage loan and the estimated value of the collateral reduced by the cost to sell. For certain commercial mortgage loans where repayment is expected to be provided substantially through the operation or sale of the collateral and the borrower is experiencing financial difficulty, we elect to establish a valuation allowance equal to the difference between the carrying amount of the mortgage loan and the estimated value of the real estate collateral, which may be reduced by the cost to sell. Estimated value may also be based on either the present value of the expected future cash flows discounted at the asset's effective interest rate or the asset's observable market price. Subsequent changes in the estimated value are reflected in the valuation allowance. Amounts on financing receivables deemed to be uncollectible are charged off and removed from the valuation allowance. The change in the valuation allowance for loans is included in net realized capital gains (losses) on the consolidated statements of operations.

Our reinsurance recoverables and deposit receivable are pooled by reinsurer risk rating with an estimated loss ratio applied against each risk rating level. The loss ratio is generally based upon industry historical loss experience and expected recovery timing as adjusted for certain current and forecasted environmental factors management believes to be relevant. Environmental factors are forecasted for five years or less with immediate reversion to industry historical experience. A reinsurance recoverable or deposit receivable is evaluated individually if it does not continue to share similar risk characteristics of a pool. We analyze the need for an individual evaluation for any reinsurance recoverable or deposit receivable based on past due payments and changes in reinsurer risk ratings. The change in the valuation allowance for reinsurance recoverables and deposit receivable is included in benefits, claims and settlement expenses on the consolidated statements of operations.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

A rollforward of our valuation allowance was as follows:

	For the year ended December 31, 2024
	Commercial	Residential
	mortgage	mortgage	Reinsurance
	loans	loans	recoverables	Total
	(in millions)
Beginning balance	$126.1	$6.1	$3.2	$135.4
Provision	111.5	(0.6)	0.1	111.0
Charge-offs	(51.4)	(0.2)	—	(51.6)
Recoveries	—	0.9	—	0.9
Ending balance	$186.2	$6.2	$3.3	$195.7

	For the year ended December 31, 2023
	Commercial	Residential
	mortgage	mortgage	Reinsurance
	loans	loans	recoverables	Total
	(in millions)
Beginning balance	$75.5	$5	$2.7	$83.2
Provision	50.6	—	0.5	51.1
Charge-offs	—	(0.4)	—	(0.4)
Recoveries	—	1.5	—	1.5
Ending balance	$126.1	$6.1	$3.2	$135.4

	For the year ended December 31, 2022
	Commercial	Residential
	mortgage	mortgage	Reinsurance
	loans	loans	recoverables	Total
	(in millions)
Beginning balance	$42	$1.7	$2.7	$46.4
Provision	33.5	1.2	—	34.7
Charge-offs	—	(0.2)	—	(0.2)
Recoveries	—	2.3	—	2.3
Ending balance	$75.5	$5	$2.7	$83.2

For the years ended December 31, 2024, 2023 and 2022, no allowance was recorded for other loans.

Mortgage Loans

We periodically purchase mortgage loans as well as sell mortgage loans we have originated. Mortgage loans purchased and sold were as follows:

	For the year ended December 31,
	2024	2023	2022
	(in millions)
Commercial mortgage loans:
Purchased	$116.8	$108.1	$261.3
Sold	144.2	—	—
Residential mortgage loans:
Purchased (1)	354.4	505.6	1,805.2
Sold	5.8	99.3	512.8

(1) Includes mortgage loans purchased by residential mortgage loan VIEs in 2023 and 2022.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

Our commercial mortgage loan portfolio is diversified by geographic region and specific collateral property type as follows:

	December 31, 2024		December 31, 2023
	Amortized	Percent	Amortized	Percent
	cost	of total	cost	of total
	($ in millions)
Geographic distribution
New England	$348.2	2.1%	$367.6	2.3%
Middle Atlantic	4,726.6	28.4	4,525.0	28.1
East North Central	592.1	3.6	584.5	3.6
West North Central	394.8	2.4	336.9	2.1
South Atlantic	2,995.0	18.0	2,768.8	17.2
East South Central	418.3	2.5	430.3	2.7
West South Central	1,313.9	7.9	1,272.0	7.9
Mountain	981.1	5.9	825.9	5.1
Pacific	4,865.3	29.2	4,989.2	31.0
Total	$16,635.3	100.0%	$16,100.2	100.0%

Property type distribution
Office	$3,189.6	19.2%	$3,651.5	22.7%
Retail	1,479.8	8.9	1,457.4	9.1
Industrial	4,376.2	26.3	3,526.7	21.9
Apartments	7,239.1	43.5	7,148.5	44.4
Hotel	65.0	0.4	68.6	0.4
Mixed use/other	285.6	1.7	247.5	1.5
Total	$16,635.3	100.0%	$16,100.2	100.0%

Mortgage Loan Modifications
Our commercial and residential mortgage loan portfolios include loans that have been modified. We assess loan modifications that are related to our borrowers experiencing financial difficulty in the form of principal forgiveness, an interest rate reduction, an other-than-insignificant payment delay, or a term extension (or a combination thereof). Generally, an assessment of whether a borrower is experiencing financial difficulty is made on the date of the modification.

The financing receivables valuation allowance utilizes an estimate of lifetime expected credit losses and it is recorded on each loan upon origination or acquisition. The starting point for the estimate of the valuation allowance is historical loss information, which includes losses from modification of receivables to borrowers experiencing financial difficulty. Because the effect of most modifications made to borrowers experiencing financial difficulty is already included in the valuation allowance because of the measurement methodologies used to estimate the allowance, a change to the valuation allowance is generally not recorded upon modification.

Occasionally, a modification of a loan from a borrower experiencing financial difficulty is in the form of principal forgiveness. When principal forgiveness is provided as a modification, the amount of the principal forgiven is deemed uncollectible. Therefore, that portion of the loan is written off, which results in a reduction of the amortized cost and a corresponding adjustment to the valuation allowance.

In some cases, we modify a loan by providing multiple types of concessions. Typically, one type of concession, such as a term extension, is granted initially. If the borrower continues to experience financial difficulty, another concession, such as principal forgiveness may be granted.

We did not have any significant mortgage loans that were modified for the years ended December 31, 2024 and 2023.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

Troubled Debt Restructuring

Prior to the implementation of authoritative guidance in 2023, we assessed loan modifications on a case-by-case basis to evaluate whether a TDR has occurred. When we had commercial mortgage loan TDRs, they were modified to delay or reduce principal payments and to reduce or delay interest payments. The commercial mortgage loan modifications result in delayed cash receipts, a decrease in interest income and loan rates that were considered below market. When we had residential mortgage loan TDRs, they included modifications of interest-only payment periods, delays in principal balloon payments and interest rate reductions. Residential mortgage loan modifications resulted in delayed or decreased cash receipts and a decrease in interest income.

When we had commercial mortgage loan TDRs, they were reserved for in the mortgage loan valuation allowance at the estimated fair value of the underlying collateral reduced by the cost to sell.

When we had residential mortgage loan TDRs, they were specifically reserved for in the mortgage loan valuation allowance if losses resulted from the modification. Residential mortgage loans that had defaulted or had been discharged through bankruptcy were reduced to the expected collectible amount.

The following table includes information about outstanding loans that were modified and met the criteria of a TDR during the periods indicated.

	For the year ended December 31, 2022
	TDRs		TDRs in payment default
	Number of	Recorded	Number of	Recorded
	contracts	investment	contracts	investment
		(in millions)		(in millions)
Commercial mortgage loans	1	$35.5	—	$—
Total	1	$35.5	—	$—

Real Estate

    Depreciation expense on invested real estate was $69.5 million, $69.8 million and $66.1 million in 2024, 2023 and 2022, respectively. Accumulated depreciation was $925.2 million and $749.6 million as of December 31, 2024 and 2023, respectively.

Other Investments

    Other investments include interests in unconsolidated entities, joint ventures and partnerships and properties owned jointly with venture partners and operated by the partners. Such investments are generally accounted for using the equity method. In applying the equity method, we record our share of income or loss reported by the equity investees in net investment income. Summarized financial information for these unconsolidated entities was as follows:

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

		December 31,
		2024	2023
		(in millions)
Total assets		$138,031.1	$119,329.9
Total liabilities		14,294.2	16,131.8
Total equity		$123,736.9	$103,198.1
Net investment in unconsolidated entities		$2,527.4	$1,869.9

	For the year ended December 31,
	2024	2023	2022
	(in millions)
Total revenues	$14,542.8	$2,555.9	$36,915.1
Net income	8,914.6	(3,110.6)	33,194.6
Our share of net income of unconsolidated entities	164.1	151.0	119.5

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

In addition, other investments include other loans. See the captions “Financing Receivables” and “Financing Receivables Valuation Allowance” for further details related to our valuation of other loans.

Furthermore, other investments include $1,273.5 million and $1,186.3 million of cash surrender value of company owned life insurance as of December 31, 2024 and 2023, respectively.

Derivative assets are carried at fair value and reported as a component of other investments. See Note 6, Derivative Financial Instruments, for further details.

Securities Posted as Collateral

    As of December 31, 2024 and 2023, we posted $6,748.8 million and $6,616.8 million, respectively, in commercial mortgage loans and residential first lien mortgages to satisfy collateral requirements associated with our obligation under funding agreements with Federal Home Loan Bank of Des Moines (“FHLB Des Moines”). In addition, as of December 31, 2024 and 2023, we posted $3,615.0 million and $4,129.6 million, respectively, in fixed maturities, available-for-sale and trading securities to satisfy collateral requirements primarily associated with a reinsurance arrangement, our derivative credit support annex (collateral) agreements, Futures Commission Merchant (“FCM”) agreements, a lending arrangement and our obligation under funding agreements with FHLB Des Moines. Since we did not relinquish ownership rights on these instruments, they are reported as mortgage loans, fixed maturities, available-for-sale and fixed maturities, trading, respectively, on our consolidated statements of financial position. Of the securities posted as collateral, as of December 31, 2024 and 2023, $206.0 million and $509.8 million, respectively, could be sold or repledged by the secured party.

Balance Sheet Offsetting

Financial assets subject to master netting agreements or similar agreements were as follows:

		Gross amounts not offset in the
		consolidated statements
		of financial position
	Gross amount
	of recognized	Financial	Collateral
	assets (1)	instruments (2)	received	Net amount
	(in millions)
December 31, 2024
Derivative assets	$629.7	$(241.8)	$(387)	$0.9
Reverse repurchase agreements	97.5	—	(97.5)	—
Total	$727.2	$(241.8)	$(484.5)	$0.9
December 31, 2023
Derivative assets	$253	$(166)	$(81)	$6
Reverse repurchase agreements	122.7	—	(122.7)	—
Total	$375.7	$(166)	$(203.7)	$6
(1)The gross amount of recognized derivative and reverse repurchase agreement assets are reported with other investments and cash and cash equivalents, respectively, on the consolidated statements of financial position. The gross amounts of derivative and reverse repurchase agreement assets are not netted against offsetting liabilities for presentation on the consolidated statements of financial position.
(2)Represents amount of offsetting derivative liabilities that are subject to an enforceable master netting agreement or similar agreement that are not netted against the gross derivative assets for presentation on the consolidated statements of financial position.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

Financial liabilities subject to master netting agreements or similar agreements were as follows:

		Gross amounts not offset in the
		consolidated statements
		of financial position
	Gross amount
	of recognized	Financial	Collateral
	liabilities (1)	instruments (2)	pledged	Net amount
	(in millions)
December 31, 2024
Derivative liabilities	$471.4	$(241.8)	$(226.4)	$3.2
December 31, 2023
Derivative liabilities	$473.4	$(166)	$(295.5)	$11.9

(1)    The gross amount of recognized derivative liabilities is reported with other liabilities on the consolidated statements of financial position. The above excludes derivative liabilities, which are primarily embedded derivatives that are not subject to master netting agreements or similar agreements. The gross amounts of derivative liabilities are not netted against offsetting assets for presentation on the consolidated statements of financial position.
(2)    Represents amount of offsetting derivative assets that are subject to an enforceable master netting agreement or similar agreement that are not netted against the gross derivative liabilities for presentation on the consolidated statements of financial position.

The financial instruments that are subject to master netting agreements or similar agreements include right of setoff provisions. Derivative instruments include provisions to setoff positions covered under the agreements with the same counterparties and provisions to setoff positions outside of the agreements with the same counterparties in the event of default by one of the parties. Derivative instruments also include collateral or variation margin provisions, which are generally settled daily with each counterparty. See Note 6, Derivative Financial Instruments, for further details.

Repurchase and reverse repurchase agreements include provisions to setoff other repurchase and reverse repurchase balances with the same counterparty. Repurchase and reverse repurchase agreements also include collateral provisions with the counterparties. For reverse repurchase agreements we require the counterparties to pledge collateral with a value greater than the amount of cash transferred. We have the right but do not sell or repledge collateral received in reverse repurchase agreements. Repurchase agreements are structured as secured borrowings for all counterparties. We pledge fixed maturities available-for-sale, which the counterparties have the right to sell or repledge. Interest incurred on repurchase agreements is reported as part of operating expenses on the consolidated statements of operations. Net proceeds related to repurchase agreements are reported as a component of financing activities on the consolidated statements of cash flows. We did not have any outstanding repurchase agreements as of December 31, 2024 and December 31, 2023.

6. Derivative Financial Instruments

    Derivatives are generally used to hedge or reduce exposure to market risks associated with assets held or expected to be purchased or sold and liabilities incurred or expected to be incurred. Derivatives are used to change the characteristics of our asset/liability mix consistent with our risk management activities. Derivatives are also used in asset replication and income generation strategies.

Types of Derivative Instruments

Interest Rate Contracts

Interest rate risk is the risk we will incur economic losses due to adverse changes in interest rates. Sources of interest rate risk include the difference between the maturity and interest rate changes of assets with the liabilities they support, timing differences between the pricing of liabilities and the purchase or procurement of assets and changing cash flow profiles from original projections due to prepayment options embedded within asset and liability contracts. We use various derivatives to manage our exposure to fluctuations in interest rates.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

Interest rate swaps are contracts in which we agree with other parties to exchange, at specified intervals, the difference between fixed rate and/or floating rate interest amounts based upon designated market rates or rate indices and an agreed-upon notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by any party. Cash is paid or received based on the terms of the swap. We use interest rate swaps primarily to more closely match the interest rate characteristics of assets and liabilities and to mitigate the risks arising from timing mismatches between assets and liabilities (including duration mismatches). We use interest rate swaps to hedge against changes in the value of assets we anticipate acquiring and other anticipated transactions and commitments. We use interest rate swaps to hedge against cash variability related to forecasted transactions. Interest rate swaps are used to hedge against changes in the value of the guaranteed minimum withdrawal benefit (“GMWB”) MRB. The GMWB rider on our variable annuity products provides for guaranteed minimum withdrawal benefits regardless of the actual performance of various equity and/or fixed income funds available with the product. Additionally, we utilize interest rate swaps to replicate the returns of floating rate assets.

Interest rate options, including interest rate caps and interest rate floors, which can be combined to form interest rate collars, are contracts that entitle the purchaser to pay or receive the amounts, if any, by which a specified market rate exceeds a cap strike interest rate, or falls below a floor strike interest rate, respectively, at specified dates. We use interest rate options to manage prepayment risks in our assets and minimum guaranteed interest rates and lapse risks in our liabilities.

A swaption is an option to enter into an interest rate swap at a future date. We have purchased swaptions to hedge interest rate exposure for certain assets and liabilities. Swaptions not only hedge against the downside risk, but also allow us to take advantage of any upside benefits.

In exchange-traded futures transactions, we agree to purchase or sell a specified number of contracts, the values of which are determined by the values of designated classes of securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. We enter into exchange-traded futures with regulated futures commissions merchants who are members of a trading exchange. We use exchange-traded interest rate futures to hedge against changes in value of the GMWB MRB.

Interest rate forwards, including to be announced (“TBA”) forwards, bond forwards and treasury forwards, are contracts to take delivery of a fixed income security at a specified price at a future date. TBA forwards deliver government guaranteed mortgage-backed securities. Bond forwards and treasury forwards deliver corporate or municipal and U.S. Treasury bonds, respectively. At inception of the TBA and certain treasury forward contracts, we do not intend to take physical delivery. We intend to take delivery of the bond forwards referencing corporate, municipal and certain treasury bonds. We have used TBA forwards to gain exposure to the investment risk and return of agency mortgage-backed security pools in order to reduce asset and liability duration mismatch. Treasury forwards are used to hedge against changes in the value of the GMWB MRB and to more closely match the interest rate characteristics of assets and liabilities. Bond forwards are used to gain leverage through synthetic exposure during the forward period and fix the purchase price of a bond at a specified date in future.

Foreign Exchange Contracts

Foreign currency risk is the risk we will incur economic losses due to adverse fluctuations in foreign currency exchange rates. This risk arises from foreign currency-denominated funding agreements issued to nonqualified institutional investors in the international market and foreign currency-denominated fixed maturity and equity securities we invest in. We use various derivatives to manage our exposure to fluctuations in foreign currency exchange rates.

Currency swaps are contracts in which we agree with other parties to exchange, at specified intervals, a series of principal and interest payments in one currency for that of another currency. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party. The interest payments are primarily fixed-to-fixed rate; however, they may also be fixed-to-floating rate or floating-to-fixed rate. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date. We use currency swaps to reduce market risks from changes in currency exchange rates with respect to investments or liabilities denominated in foreign currencies that we either hold or intend to acquire or sell.

Currency forwards are contracts in which we agree with other parties to deliver or receive a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. We use currency forwards to hedge certain foreign-denominated investments.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

Equity Contracts

Equity risk is the risk that we will incur economic losses due to adverse fluctuations in common stock prices. We use various derivatives to manage our exposure to equity risk, which arises from products in which the return or interest we credit is tied to an external equity index as well as products subject to minimum contractual guarantees.

We purchase equity call spreads (“option collars”) to hedge the equity participation rates promised to contractholders in conjunction with our fixed deferred annuity and universal life products that credit interest based on changes in an external equity index.

We use equity put options to hedge against changes in the value of the GMWB MRB related to the GMWB rider on our variable annuity products. We also use equity options to hedge returns credited to policyholder accounts related to our RILA products. The premium associated with certain options is paid quarterly over the life of the option contract.

We use exchange-traded equity futures to hedge against changes in the value of the GMWB MRB and returns credited to policyholder accounts related to our RILA products. We have used equity futures to hedge the economic exposure to certain fund closures in process.

    We use equity total return swaps to hedge for income enhancement. Total return swaps are contracts in which we agree with other parties to periodically exchange the total return on a referenced security for an agreed-upon reference rate or spread based on specified notional amounts.

Credit Contracts

Credit risk relates to the uncertainty associated with the continued ability of a given obligor to make timely payments of principal and interest. We use credit default swaps to enhance the return on our investment portfolio by providing comparable exposure to fixed income securities that might not be available in the primary market. They are also used to hedge credit exposures in our investment portfolio. Credit derivatives are used to sell or buy credit protection on an identified name or names on an unfunded or synthetic basis in return for receiving or paying a quarterly premium. The premium generally corresponds to a referenced name’s credit spread at the time the agreement is executed.

We also use credit total return swaps for income enhancement. In the case of a predefined credit event, total return swaps require the total return receiver to pay for the decline in the price of the referenced security.

In cases where we sell protection, we also buy a quality cash bond to match against the swap, thereby entering into a synthetic transaction replicating a cash security. When selling protection, if there is an event of default by the referenced name, as defined by the agreement, we are obligated to pay the counterparty the referenced amount of the contract and receive in return the referenced security in a principal amount equal to the notional value of the swap.

Other Contracts

Embedded Derivatives. We purchase or issue certain financial instruments or products that contain a derivative instrument that is embedded in the financial instrument or product. When it is determined that the embedded derivative possesses economic characteristics that are not clearly or closely related to the economic characteristics of the host contract and a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host instrument for measurement purposes. The embedded derivative, which is reported with the host instrument in the consolidated statements of financial position, is carried at fair value.

We offer group annuity contracts that have guaranteed separate accounts as an investment option. We have fixed deferred annuities, RILAs and universal life products that credit interest based on changes in an external equity index.

We have a funds withheld payable associated with coinsurance with funds withheld reinsurance agreements. The funds withheld payable has an embedded total return swap as the total return of the funds withheld assets are transferred to the reinsurers, which is not based on our own creditworthiness.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

Exposure

    Our risk of loss is typically limited to the fair value of our derivative instruments and not to the notional or contractual amounts of these derivatives. We are also exposed to credit losses in the event of nonperformance of the counterparties. Our current credit exposure is limited to the value of derivatives that have become favorable to us. This credit risk is minimized by purchasing such agreements from financial institutions with high credit ratings and by establishing and monitoring exposure limits. We also utilize various credit enhancements, including collateral and credit triggers to reduce the credit exposure to our derivative instruments.

    Derivatives may be exchange-traded or they may be privately negotiated contracts, which are usually referred to as over-the-counter (“OTC”) derivatives. Certain of our OTC derivatives are cleared and settled through central clearing counterparties (“OTC cleared”), while others are bilateral contracts between two counterparties (“bilateral OTC”). Our derivative transactions are generally documented under International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements. Management believes that such agreements provide for legally enforceable set-off and close-out netting of exposures to specific counterparties. Under such agreements, in connection with an early termination of a transaction, we are permitted to set off our receivable from a counterparty against our payables to the same counterparty arising out of all included transactions. For reporting purposes, we do not offset fair value amounts of bilateral OTC derivatives for the right to reclaim cash collateral or the obligation to return cash collateral against fair value amounts recognized for derivative instruments executed with the same counterparties under master netting agreements. OTC cleared derivatives have variation margin that is legally characterized as settlement of the derivative exposure, which reduces their fair value in the consolidated statements of financial position.

We posted $512.0 million and $536.9 million in cash and securities under collateral arrangements as of December 31, 2024 and December 31, 2023, respectively, to satisfy collateral and initial margin requirements associated with our derivative credit support agreements and FCM agreements.

Certain of our derivative instruments contain provisions that require us to maintain an investment grade rating from each of the major credit rating agencies on our debt. If the ratings on our debt were to fall below investment grade, it would be in violation of these provisions and the counterparties to the derivative instruments could request immediate payment or demand immediate and ongoing full overnight collateralization on derivative instruments in net liability positions. The aggregate fair value, inclusive of accrued interest, of all derivative instruments with credit-risk-related contingent features that were in a liability position without regard to netting under derivative credit support annex agreements as of December 31, 2024 and December 31, 2023, was $472.3 million and $474.2 million, respectively. Cleared derivatives have contingent features that require us to post excess margin as required by the FCM. The terms surrounding excess margin vary by FCM agreement. With respect to derivatives containing collateral provisions, we posted collateral and initial margin of $512.0 million and $536.9 million as of December 31, 2024 and December 31, 2023, respectively, in the normal course of business, which reflects netting under derivative agreements. If the credit-risk-related contingent features underlying these agreements were triggered on December 31, 2024, we would be required to post up to an additional $95.7 million of collateral to our counterparties.

As of December 31, 2024 and December 31, 2023, we had received $345.3 million and $97.0 million, respectively, of cash collateral associated with our derivative credit support annex agreements and FCM agreements, for which we recorded a corresponding liability reflecting our obligation to return the collateral.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

Notional amounts are used to express the extent of our involvement in derivative transactions and represent a standard measurement of the volume of our derivative activity. Notional amounts represent those amounts used to calculate contractual flows to be exchanged and are not paid or received, except for contracts such as currency swaps. Credit exposure represents the gross amount owed to us under derivative contracts as of the valuation date. The notional amounts and credit exposure of our derivative financial instruments by type were as follows:

	December 31, 2024	December 31, 2023
	(in millions)
Notional amounts of derivative instruments
Interest rate contracts:
Interest rate swaps	$60,776.6	$57,766.6
Interest rate options	4,735.0	4,498.4
Interest rate forwards	2,125.6	1,990.8
Interest rate futures	845.0	1,174.5
Foreign exchange contracts:
Currency swaps	2,669.3	1,888.5
Currency forwards	56.0	54.2
Equity contracts:
Equity options	4,380.1	2,331.3
Equity futures	852.5	559.6
Total return swaps	775.3	—
Credit contracts:
Credit default swaps	375.0	305.0
Total return swaps	250.0	—
Other contracts:
Embedded derivatives	27,797.5	26,454.2
Total notional amounts at end of period	$105,637.9	$97,023.1

Credit exposure of derivative instruments
Interest rate contracts:
Interest rate swaps	$10	$42.9
Interest rate options	28.1	37.0
Interest rate forwards	—	4.2
Foreign exchange contracts:
Currency swaps	178.1	89.8
Currency forwards	2.4	0.7
Equity contracts:
Equity options	388.1	83.8
Total return swaps	20.8	—
Credit contracts:
Credit default swaps	4.0	4.7
Total return swaps	14.3	—
Total gross credit exposure	645.8	263.1
Less: collateral received	432.8	107.1
Net credit exposure	$213	$156

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

The fair value of our derivative instruments classified as assets and liabilities was as follows:

	Derivative assets (1)		Derivative liabilities (2)
	December 31, 2024	December 31, 2023	December 31, 2024	December 31, 2023
	(in millions)
Derivatives designated as hedging
instruments
Interest rate contracts	$—	$9	$83	$72.6
Foreign exchange contracts	169.5	84.6	20.7	38.9
Total derivatives designated as hedging
instruments	$169.5	$93.6	$103.7	$111.5

Derivatives not designated as hedging
instruments
Interest rate contracts	$35.4	$70.3	$246.9	$284.3
Foreign exchange contracts	2.4	0.7	—	2.3
Equity contracts	405.0	83.8	119.8	74.2
Credit contracts	17.4	4.6	1.0	1.1
Other contracts	—	—	(2,327.8)	(2,210.6)
Total derivatives not designated as hedging
instruments	460.2	159.4	(1,960.1)	(1,848.7)

Total derivative instruments	$629.7	$253	$(1,856.4)	$(1,737.2)

(1) The fair value of derivative assets is reported with other investments on the consolidated statements of financial position.
(2) The fair value of derivative liabilities is reported with other liabilities on the consolidated statements of financial position, with the exception of certain embedded derivative liabilities. Embedded derivatives with a net liability fair value of $578.2 million and $115.5 million as of December 31, 2024 and 2023, respectively, are reported with contractholder funds on the consolidated statements of financial position. Embedded derivatives with a net (asset) liability fair value of $(2,906.0) million and $(2,326.1) million as of December 31, 2024 and 2023, respectively, are reported with funds withheld payable on the consolidated statements of financial position.

Credit Derivatives Sold

When we sell credit protection, we are exposed to the underlying credit risk similar to purchasing a fixed maturity security instrument. Our credit derivative contracts sold reference a single name or reference security (referred to as “single name credit default swaps” or “single name total return swaps”). These instruments are either referenced in an OTC credit derivative transaction or embedded within an investment structure that has been fully consolidated into our financial statements.

These credit derivative transactions are subject to events of default defined within the terms of the contract, which normally consist of bankruptcy, failure to pay, or modified restructuring of the reference entity and/or issue. If a default event occurs for a reference name or security, we are obligated to pay the counterparty an amount equal to the notional amount of the credit derivative transaction. As a result, our maximum future payment is equal to the notional amount of the credit derivative. In certain cases, we also may have purchased credit protection with identical underlyings to certain of our sold protection transactions. As of December 31, 2024 and 2023, we did not purchase credit protection relating to our sold protection transactions. In certain circumstances, our potential loss could also be reduced by any amount recovered in the default proceedings of the underlying credit name.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

The following tables show our derivative protection by types of contract, types of referenced/underlying asset class and external agency rating for the underlying reference security. The maximum future payments are undiscounted and have not been reduced by the effect of any offsetting transactions, collateral or recourse features described above.

	December 31, 2024
				Weighted
			Maximum	average
	Notional	Fair	future	expected life
	amount	value	payments	(in years)
	(in millions)
Single name credit default swaps
Corporate debt
A	$40	$0.2	$40	0.5
BBB	160.0	3.6	160.0	2.1
Sovereign
A	20.0	0.1	20.0	0.5
Total single name credit default swaps	220.0	3.9	220.0	1.7

Single name total return swaps
Government/municipalities
AAA	40.0	2.3	40.0	30.6
AA	130.0	6.4	130.0	26.5
A	80.0	4.8	80.0	30.7
Total single name total return swaps	250.0	13.5	250.0	28.5

Total credit derivatives sold	$470	$17.4	$470	15.9

	December 31, 2023
				Weighted
			Maximum	average
	Notional	Fair	future	expected life
	amount	value	payments	(in years)
	(in millions)
Single name credit default swaps
Corporate debt
A	$40	$0.3	$40	1.5
BBB	140.0	3.8	140.0	3.0
BB	20.0	0.2	20.0	3.5
Sovereign
A	20.0	0.2	20.0	1.5

Total credit derivatives sold	$220	$4.5	$220	2.7

Fair Value and Cash Flow Hedges

Fair Value Hedges

    We use fixed-to-floating rate interest rate swaps to more closely align the interest rate characteristics of certain assets and also use them to align the interest rate characteristics of certain liabilities. In general, these swaps are used in asset and liability management to modify duration, which is a measure of sensitivity to interest rate changes.

    We enter into currency exchange swap agreements to convert certain foreign denominated assets into U.S. dollar denominated instruments to hedge the exposure to future currency volatility on those items.

The net interest effect of interest rate swap and currency swap transactions for derivatives in fair value hedges is recorded as an adjustment to income or expense of the underlying hedged item in our consolidated statements of operations. The currency related impacts of currency swap transactions for derivatives in fair value hedges is recorded as an adjustment to net realized capital gains or losses of the underlying hedged item in our consolidated statements of operations.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

The following amounts were recorded on the consolidated statements of financial position related to cumulative basis adjustments for fair value hedges. The amortized cost includes the amortized cost basis and the fair value hedging basis adjustment.

			Cumulative amount of fair
			value hedging basis adjustment
Line item in the consolidated statements			increase/(decrease) included in the
of financial position in which the	Carrying amount of hedged item		carrying amount of the hedged item
hedged item is included	December 31, 2024	December 31, 2023	December 31, 2024	December 31, 2023
	(in millions)
Fixed maturities, available-for-sale (1):
Active hedging relationships	$3,152.7	$3,510.1	$(88.8)	$(87)
Discontinued hedging relationships	527.4	304.7	(7.0)	(5.2)
Total fixed maturities, available-for-sale in
active or discontinued hedging relationships	$3,680.1	$3,814.8	$(95.8)	$(92.2)

Mortgage loans (2):
Active hedging relationships	$1,698.7	$—	$(8.4)	$—
Total mortgage loans in active or
discontinued hedging relationships	$1,698.7	$—	$(8.4)	$—

Investment contracts:
Active hedging relationships	$2,769.6	$300.5	$(22)	$0.4
Total investment contracts in active or
discontinued hedging relationships	$2,769.6	$300.5	$(22)	$0.4

(1)These amounts include the amortized cost basis of closed portfolios used to designate portfolio layer hedging relationships in which the hedged layer amount is expected to remain at the end of the hedging relationship. As of December 31, 2024 and December 31, 2023, the amortized cost basis of the closed portfolios used in these hedging relationships was $2,793.5 million and $3,178.5 million, respectively, the cumulative basis adjustments associated with these hedging relationships was $(55.7) million and $(62.2) million, respectively, and the amount of the designated hedged items were $1,160.0 million and $1,395.0 million, respectively.
(2)These amounts include the amortized cost basis of closed portfolios used to designate portfolio layer hedging relationships in which the hedged layer amount is expected to remain at the end of the hedging relationship. As of December 31, 2024 and December 31, 2023, the amortized cost basis of the closed portfolios used in these hedging relationships was $1,698.7 million and $0.0 million, respectively, the cumulative basis adjustments associated with these hedging relationships was $(8.4) million and $0.0 million, respectively, and the amount of the designated hedged items were $220.0 million and $0.0 million, respectively.

For the years ended December 31, 2024, 2023 and 2022, $(0.9) million, $(1.8) million and $0.0 million, respectively, of the derivative instruments’ gains (losses) were excluded from the assessment of hedge effectiveness.

Cash Flow Hedges

    We utilize floating-to-fixed rate interest rate swaps to eliminate the variability in cash flows of recognized financial assets and liabilities.

    We enter into currency exchange swap agreements to convert both principal and interest payments of certain foreign denominated assets and liabilities into U.S. dollar denominated fixed-rate instruments to eliminate the exposure to future currency volatility on those items.

We use bond forwards and floating-to-fixed rate interest rate swaps to hedge forecasted transactions.

The net interest effect of interest rate swap and currency swap transactions for derivatives in cash flow hedges is recorded as an adjustment to income or expense of the underlying hedged item in our consolidated statements of operations.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

The maximum length of time we are hedging our exposure to the variability in future cash flows for forecasted transactions, excluding those related to the payments of variable interest on existing financial assets and liabilities, is 2.2 years. As of December 31, 2024, we had $10.8 million of net losses reported in AOCI on the consolidated statements of financial position related to active hedges of forecasted transactions. If a hedged forecasted transaction is no longer probable of occurring, cash flow hedge accounting is discontinued. If it is probable that the hedged forecasted transaction will not occur, the deferred gain or loss is immediately reclassified from AOCI into net income.

The following table shows the effect of derivatives in cash flow hedging relationships on the consolidated statements of financial position.

		Amount of gain (loss) recognized in AOCI on derivatives
Derivatives in cash flow		for the year ended December 31,
hedging relationships	Related hedged item	2024	2023	2022
		(in millions)
Interest rate contracts	Fixed maturities, available-for-sale	$(10.8)	$30.4	$(102.1)
Interest rate contracts	Investment contracts	(9.0)	(11.0)	15.9
Foreign exchange contracts	Fixed maturities, available-for-sale	92.2	(64.0)	84.2
Total		$72.4	$(44.6)	$(2)

We expect to reclassify net gains of $28.1 million from AOCI into net income in the next twelve months, which includes both net deferred gains on discontinued hedges and net gains on periodic settlements of active hedges. Actual amounts may vary from this amount as a result of market conditions.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

Effect of Fair Value and Cash Flow Hedges on Consolidated Statements of Operations

The following tables show the effect of derivatives in fair value and cash flow hedging relationships and the related hedged items on the consolidated statements of operations.

	For the year ended December 31, 2024
	Net investment	Net realized
	income related	capital gains	Benefits, claims
	to hedges of	(losses) related to	and settlement
	fixed maturities,	hedges of fixed	expenses related
	available-	maturities,	to hedges of
	for-sale and	available-	investment
	mortgage loans	for-sale	contracts
	(in millions)
Total amounts of consolidated statement of operations line items in
which the effects of fair value and cash flow hedges are reported	$3,534.4	$(152.2)	$6,832.4

Gains (losses) on fair value hedging relationships:
Interest rate contracts:
Loss recognized on hedged item	$(4)	$—	$(22.3)
Gain recognized on derivatives	6.1	—	25.8
Amortization of hedged item basis adjustments	2.6	—	—
Amounts related to periodic settlements on derivatives	59.0	—	(23.4)

Foreign exchange contracts:
Loss recognized on hedged item	—	(11.7)	—
Gain recognized on derivatives	—	11.7	—
Amounts related to periodic settlements on derivatives	3.1	—	—
Total gain (loss) recognized for fair value hedging relationships	$66.8	$—	$(19.9)

Gains on cash flow hedging relationships:
Interest rate contracts:
Gain (loss) reclassified from AOCI on derivatives	$3.4	$—	$(0.2)
Gain reclassified from AOCI as a result that a forecasted
transaction is no longer probable of occurring	—	0.5	—
Amounts related to periodic settlements on derivatives	—	—	9.8

Foreign exchange contracts:
Loss reclassified from AOCI on derivatives	—	(0.2)	—
Amounts related to periodic settlements on derivatives	26.1	—	—
Total gain recognized for cash flow hedging relationships	$29.5	$0.3	$9.6

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

	For the year ended December 31, 2023
	Net investment	Net realized
	income related	capital gains	Benefits, claims
	to hedges of	(losses) related to	and settlement
	fixed maturities,	hedges of fixed	expenses related
	available-	maturities,	to hedges of
	for-sale and	available-	investment
	mortgage loans	for-sale	contracts
	(in millions)
Total amounts of consolidated statement of operations line items in
which the effects of fair value and cash flow hedges are reported	$3,285.5	$(154.7)	$7,226.2

Gains (losses) on fair value hedging relationships:
Interest rate contracts:
Gain recognized on hedged item	$45.3	$—	$0.4
Loss recognized on derivatives	(43.9)	—	(2.1)
Amortization of hedged item basis adjustments	(0.2)	—	—
Amounts related to periodic settlements on derivatives	60.5	—	(2.6)

Foreign exchange contracts:
Gain recognized on hedged item	—	3.7	—
Loss recognized on derivatives	—	(3.7)	—
Amounts related to periodic settlements on derivatives	0.6	—	—
Total gain (loss) recognized for fair value hedging relationships	$62.3	$—	$(4.3)

Gains on cash flow hedging relationships:
Interest rate contracts:
Gain (loss) reclassified from AOCI on derivatives	$4.1	$—	$(0.1)
Gain reclassified from AOCI as a result that a forecasted
transaction is no longer probable of occurring	—	1.9	—
Amounts related to periodic settlements on derivatives	—	—	14.2

Foreign exchange contracts:
Gain reclassified from AOCI on derivatives	—	1.5	—
Amounts related to periodic settlements on derivatives	21.4	—	—
Total gain recognized for cash flow hedging relationships	$25.5	$3.4	$14.1

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

	For the year ended December 31, 2022
	Net investment	Net realized
	income related	capital gains	Benefits, claims
	to hedges of	related to	and settlement
	fixed maturities,	hedges of fixed	expenses related
	available-	maturities,	to hedges of
	for-sale and	available-	investment
	mortgage loans	for-sale	contracts
	(in millions)
Total amounts of consolidated statement of operations line items in
which the effects of fair value and cash flow hedges are reported	$2,852.4	$83.3	$5,882.7

Gains on fair value hedging relationships:
Interest rate contracts:
Loss recognized on hedged item	$(154.4)	$—	$—
Gain recognized on derivatives	151.6	—	—
Amortization of hedged item basis adjustments	(1.3)	—	—
Amounts related to periodic settlements on derivatives	5.2	—	—
Total gain recognized for fair value hedging relationships	$1.1	$—	$—

Gains on cash flow hedging relationships:
Interest rate contracts:
Gain (loss) reclassified from AOCI on derivatives	$9	$—	$(0.1)
Gain reclassified from AOCI as a result that a forecasted
transaction is no longer probable of occurring	—	18.5	—
Amounts related to periodic settlements on derivatives	—	—	3.7

Foreign exchange contracts:
Gain reclassified from AOCI on derivatives	—	0.6	—
Amounts related to periodic settlements on derivatives	14.5	—	—
Total gain recognized for cash flow hedging relationships	$23.5	$19.1	$3.6

Derivatives Not Designated as Hedging Instruments

    We use futures, certain swaptions and swaps, option collars, options and forwards in effective economic hedges that have not been designated as hedges for financial reporting purposes. As such, periodic changes in the market value of these instruments, which includes mark-to-market gains and losses as well as periodic and final settlements, primarily flow directly into net realized capital gains (losses) on the consolidated statements of operations. However, the change in fair value of the funds withheld embedded derivative is separately reported on the consolidated statements of operations. Additionally, mark-to-market gains and losses as well as periodic and final settlements for derivatives used to hedge market risk benefits are reported in market risk benefit (gain) loss on the consolidated statements of operations.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

The following table shows the effect of derivatives not designated as hedging instruments, including fair value changes of embedded derivatives that have been bifurcated from the host contract, on the consolidated statements of operations and are net of amounts on funds withheld invested assets that are passed directly to reinsurers. See Note 13, Reinsurance, for further details.

	Amount of gain (loss) recognized in
	net income on derivatives for the
	year ended December 31,
Derivatives not designated as hedging instruments	2024	2023	2022
	(in millions)
Interest rate contracts	$(80.9)	$(46.5)	$(317.7)
Foreign exchange contracts	5.1	(2.8)	1.4
Equity contracts	55.7	(136.6)	20.7
Credit contracts	16.3	4.1	0.1
Other contracts (1)	117.1	(1,395.9)	3,682.2
Total	$113.3	$(1,577.7)	$3,386.7

(1)Includes the change in fair value of the funds withheld embedded derivative.

7. Closed Block

In connection with the 1998 MIHC formation, we formed a Closed Block to provide reasonable assurance to policyholders included therein that, after the formation of the MIHC, assets would be available to maintain dividends in aggregate in accordance with the 1997 policy dividend scales, if the experience underlying such scales continued. Our assets were allocated to the Closed Block in an amount that produces cash flows which, together with anticipated revenue from policies and contracts included in the Closed Block, were expected to be sufficient to support the Closed Block policies. This includes, but is not limited to, provisions for payment of claims, certain expenses, charges and taxes, and to provide for continuation of policy and contract dividends in aggregate in accordance with the 1997 dividend scales, if the experience underlying such scales continues, and to allow for appropriate adjustments in such scales, if such experience changes. Due to adjustable life policies being included in the Closed Block, the Closed Block is charged with amounts necessary to properly fund for certain adjustments, such as face amount and premium increases, that are made to these policies after the Closed Block inception date. These amounts are referred to as Funding Adjustment Charges.

Assets allocated to the Closed Block inure solely to the benefit of the holders of policies included in the Closed Block. Closed Block assets and liabilities are carried on the same basis as other similar assets and liabilities. We will continue to pay guaranteed benefits under all policies, including the policies within the Closed Block, in accordance with their terms. If the assets allocated to the Closed Block, the investment cash flows from those assets and the revenues from the policies included in the Closed Block, including investment income thereon, prove to be insufficient to pay the benefits guaranteed under the policies included in the Closed Block, we will be required to make such payments from our general funds. No additional policies were added to the Closed Block, nor was the Closed Block affected in any other way, as a result of the demutualization.

A policyholder dividend obligation (“PDO”) is required to be established for higher than expected earnings in the Closed Block that will need to be paid as dividends unless future performance of the Closed Block is less favorable than originally expected. A model of the Closed Block was established to produce the pattern of expected earnings, assets and liabilities in the Closed Block. These projections are utilized to determine ratios that will allow us to compare actual cumulative earnings to expected cumulative earnings and determine the amount of the PDO. As of both December 31, 2024 and 2023, the PDO was $0.0 million.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

Closed Block liabilities and assets designated to the Closed Block were as follows:

	December 31, 2024	December 31, 2023

	(in millions)
Closed Block liabilities
Future policy benefits and claims	$2,850	$2,982.9
Other policyholder funds	4.4	5.1
Policyholder dividends payable	155.1	157.2
Income taxes currently payable	1.3	4.0
Other liabilities	27.6	23.2
Total Closed Block liabilities	3,038.4	3,172.4

Assets designated to the Closed Block
Fixed maturities, available-for-sale	1,752.0	1,766.7
Fixed maturities, trading	0.7	2.0
Equity securities	0.9	0.9
Mortgage loans	413.3	469.5
Policy loans	353.6	379.9
Other investments	61.2	61.2
Total investments	2,581.7	2,680.2
Cash and cash equivalents	—	6.1
Accrued investment income	32.3	32.6
Reinsurance recoverable and deposit receivable	3.5	3.5
Premiums due and other receivables	—	3.4
Deferred tax asset	51.6	52.1
Other assets	2.0	5.3
Total assets designated to the Closed Block	2,671.1	2,783.2
Excess of Closed Block liabilities over assets designated to the Closed Block	367.3	389.2
Amounts included in accumulated other comprehensive income	(66.2)	(69.6)
Maximum future earnings to be recognized from Closed Block assets and
liabilities	$301.1	$319.6

    Closed Block revenues and expenses were as follows:

	For the year ended December 31,
	2024	2023	2022
	(in millions)
Revenues
Premiums and other considerations	$153	$166.1	$178
Net investment income	130.6	127.3	129.1
Net realized capital losses	(11.2)	(10.0)	(21.2)
Total revenues	272.4	283.4	285.9

Expenses
Benefits, claims and settlement expenses	151.1	161.6	184.3
Dividends to policyholders	97.4	86.8	92.5
Operating expenses	1.9	2.6	2.2
Total expenses	250.4	251.0	279.0
Closed Block revenues, net of Closed Block expenses, before income
taxes	22.0	32.4	6.9
Income taxes	4.2	6.1	0.7
Closed Block revenues, net of Closed Block expenses and income taxes	17.8	26.3	6.2
Funding adjustments and other transfers	0.7	(1.4)	28.5
Closed Block revenues, net of Closed Block expenses, income taxes and
funding adjustments	$18.5	$24.9	$34.7

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

The change in maximum future earnings of the Closed Block was as follows:

	For the year ended December 31,
	2024	2023	2022

	(in millions)
Beginning of year	$319.6	$344.5	$379.2
End of year	301.1	319.6	344.5
Change in maximum future earnings	$(18.5)	$(24.9)	$(34.7)

    We charge the Closed Block with U.S. federal income taxes, payroll taxes, state and local premium taxes and other state or local taxes, licenses and fees as provided in the plan of reorganization.

8. Deferred Acquisition Costs and Other Actuarial Balances

Deferred Acquisition Costs

Incremental direct costs of contract acquisition as well as certain costs directly related to acquisition activities (underwriting, policy issuance and processing, medical and inspection and sales force contract selling) for the successful acquisition of new and renewal insurance policies and investment contracts are capitalized in the period they are incurred. Maintenance costs and acquisition costs that are not deferrable are charged to operating expenses as incurred.

For our long-duration insurance products and certain investment contracts, DAC is amortized on a constant level basis over the expected life of the contracts using groupings and assumptions consistent with those used in computing policyholder liabilities. For each of our long-duration insurance products, we select an inforce measure as a basis for amortization that will result in a constant level amortization pattern for the expected life of the contract. If our actual contract terminations differ from our expectation, the amortization pattern is adjusted on a prospective basis.

Some of our life and disability products within the Benefits and Protection segment have renewal commissions resulting in new DAC capitalizations in the years following the initial capitalization. We also have life products that allow for underwritten death benefit increases and cost of living adjustments, resulting in an immaterial amount of new DAC capitalizations each year. The new capitalizations are added to the existing DAC balance when incurred and amortized over the remaining life of the business.

DAC on short-duration group benefits contracts is amortized over the estimated life of the underlying contracts.

We review and update actuarial experience assumptions (such as mortality, surrenders, lapse, and premium persistency) serving as inputs to the models that establish the expected life for DAC and other actuarial balances during the third quarter of each year, or more frequently if evidence suggests assumptions should be revised. We make model refinements as necessary, and any changes resulting from these assumption updates are applied prospectively.

DAC amortization expense of $388.0 million, $388.7 million and $385.7 million related to our long-duration and short-duration contracts was recorded in operating expenses on the consolidated statements of operations for the years ended December 31, 2024, 2023 and 2022, respectively.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

The following tables summarize disaggregated DAC amounts and reconcile the totals to those reported in the consolidated statements of financial position.

	December 31, 2024	December 31, 2023
	(in millions)
Retirement and Income Solutions:
Workplace savings and retirement solutions	$515.5	$506.4
Individual variable annuities	323.4	279.5
Pension risk transfer	19.6	15.4
Individual fixed deferred annuities	84.2	106.1
Investment only	13.0	11.5
Total Retirement and Income Solutions	955.7	918.9
Benefits and Protection:
Specialty Benefits:
Individual disability	696.9	667.7
Life Insurance:
Universal life	1,527.7	1,545.3
Term life	636.6	678.8
Participating life	77.8	84.7
Total Benefits and Protection	2,939.0	2,976.5
Short-duration contracts	30.6	31.1
Total DAC per consolidated statements of financial position	$3,925.3	$3,926.5

Retirement and Income Solutions

    The balances and changes in DAC were as follows:

	Workplace			Individual
	savings and	Individual	Pension	fixed
	retirement	variable	risk	deferred	Investment
	solutions	annuities	transfer	annuities	only

	(in millions)
Balances as of January 1, 2023	$498	$278	$8.1	$131	$14.9
Costs deferred	48.1	27.4	7.9	—	1.3
Amortized to expense	(39.7)	(25.9)	(0.6)	(24.9)	(4.7)
Balances as of December 31, 2023	506.4	279.5	15.4	106.1	11.5
Costs deferred	47.7	72.7	5.1	—	6.5
Amortized to expense	(38.6)	(28.8)	(0.9)	(21.9)	(5.0)
Balances as of December 31, 2024	$515.5	$323.4	$19.6	$84.2	$13

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

Benefits and Protection

    The balances and changes in DAC were as follows:

	Specialty Benefits	Life Insurance
	Individual
	disability	Universal life	Term life	Participating life

	(in millions)
Balances as of January 1, 2023	$626.1	$1,569.7	$685.7	$93
Costs deferred	86.7	70.7	55.0	1.4
Amortized to expense	(45.1)	(95.1)	(61.9)	(9.7)
Balances as of December 31, 2023	667.7	1,545.3	678.8	84.7
Costs deferred	79.0	76.7	17.1	1.7
Amortized to expense	(49.8)	(94.3)	(59.3)	(8.6)
Balances as of December 31, 2024	$696.9	$1,527.7	$636.6	$77.8

Unearned Revenue Liability
An unearned revenue liability is established when we collect fees or other policyholder assessments, inclusive of cost of insurance charges, administrative charges and other similar fees, for services to be provided in future periods. These unearned front-end fees are deferred and the amortization is recorded using an approach consistent with DAC.

The unearned revenue liability is included within other policyholder funds in the consolidated statements of financial position. The following table summarizes disaggregated unearned revenue liability amounts and reconciles the totals to those reported in the consolidated statements of financial position.

	December 31, 2024	December 31, 2023
	(in millions)
Benefits and Protection – Life Insurance:
Universal life	$510.1	$485.5
Total unearned revenue liability	$510.1	$485.5

Benefits and Protection

The balances and changes in the unearned revenue liability for Life Insurance – Universal life contracts were as follows:

	For the year ended	For the year ended
	December 31, 2024	December 31, 2023
	(in millions)
Balance at beginning of period	$485.5	$459
Deferrals	56.1	56.3
Revenue recognized	(31.5)	(29.8)
Balance at end of period	510.1	485.5
Reinsurance impact	(220.8)	(225.1)
Balance at end of period after reinsurance	$289.3	$260.4

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

9. Separate Account Balances
The separate accounts are legally segregated and are not subject to claims that arise out of any of our other business. The client, rather than us, directs the investments and bears the investment risk of these funds. The separate account assets represent the fair value of funds that are separately administered by us for contracts with equity, real estate and fixed income investments and are presented as a summary total within the consolidated statements of financial position. An equivalent amount is reported as separate account liabilities, which represent the obligation to return the monies to the client. Refer to Note 19, Fair Value Measurements, for further information on the valuation methodologies.

We receive fees for mortality, withdrawal and expense risks, as well as administrative, maintenance and investment advisory services that are included in the consolidated statements of operations. Net deposits, net investment income and realized and unrealized capital gains and losses of the separate accounts are not reflected in the consolidated statements of operations.

The Retirement and Income Solutions segment offers variable annuity contracts that allow the policyholder to allocate deposits into various investment options in a separate account. The variable annuity contracts can also include GMWB riders and guaranteed minimum death benefit (“GMDB”) riders that are accounted for as MRBs. Retirement and Income Solutions also offers certain group annuity contracts that have separate accounts as an investment option.

The Benefits and Protection segment offers variable universal life products with separate account investment options.

Refer to Note 12, Market Risk Benefits, for further information on the MRBs associated with the contracts mentioned above.

As of December 31, 2024 and December 31, 2023, the separate accounts included a separate account valued at $79.8 million and $88.2 million, respectively, which primarily included shares of PFG stock that were allocated and issued to eligible participants of qualified employee benefit plans administered by us as part of the policy credits issued under Principal Mutual Holding Company’s 2001 demutualization. These shares are included in both basic and diluted earnings per share calculations. In the consolidated statements of financial position, the separate account shares are recorded at fair value and are reported as separate account assets with a corresponding separate account liability. Changes in fair value of the separate account shares are reflected in both the separate account assets and separate account liabilities and do not impact our results of operations.

Separate Account Assets

The aggregate fair value of assets, by major investment category, supporting separate accounts were as follows:

	December 31, 2024	December 31, 2023
	(in millions)
Fixed maturities:
U.S. government and agencies	$7,504.4	$6,948.6
Non-U.S. governments	1,507.8	1,258.6
States and political subdivisions	170.1	205.1
Corporate	6,211.2	6,102.9
Residential mortgage-backed pass-through securities	3,726.4	4,096.2
Commercial mortgage-backed securities	201.4	221.1
Other debt obligations	529.6	505.8
Total fixed maturities	19,850.9	19,338.3
Equity securities	106,250.3	98,884.9
Real estate	441.4	494.6
Other investments	7,972.0	8,997.9
Cash and cash equivalents	3,518.6	3,162.3
Other assets	827.0	763.7
Total separate account assets per consolidated statements of financial position	$138,860.2	$131,641.7

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

Separate Account Liabilities

The following tables summarize disaggregated separate account liability amounts and reconcile the totals to separate account liabilities reported in the consolidated statements of financial position.

	December 31, 2024	December 31, 2023
	(in millions)
Retirement and Income Solutions:
Group retirement contracts	$125,103.1	$117,518.5
Individual variable annuities	8,334.9	9,131.9
Total Retirement and Income Solutions	133,438.0	126,650.4
Benefits and Protection - Life Insurance:
Universal life	5,422.2	4,991.3
Total separate account liabilities per consolidated statements of financial position	$138,860.2	$131,641.7

Retirement and Income Solutions

    The balances and the changes in separate account liabilities were as follows:

	For the year ended		For the year ended
	December 31, 2024		December 31, 2023
	Group	Individual	Group	Individual
	retirement	variable	retirement	variable
	contracts	annuities	contracts	annuities
	(in millions)
Balance at beginning of period	$117,518.5	$9,131.9	$107,240.1	$8,659
Premiums and deposits (1)	16,573.1	344.5	11,379.0	328.5
Policy charges	(365.6)	(197.6)	(366.0)	(204.5)
Surrenders, withdrawals and benefit payments (1)	(19,191.4)	(1,977.7)	(13,916.8)	(1,018.2)
Investment performance	14,632.1	1,079.0	15,820.7	1,315.1
Net transfers (to) from general account (1)	(4,148.3)	(2.1)	(2,461.1)	30.4
Other (2)	84.7	(43.1)	(177.4)	21.6
Balance at end of period	$125,103.1	$8,334.9	$117,518.5	$9,131.9

Cash surrender value (3)	$123,965.4	$8,219.1	$116,522.1	$9,011.5

(1)Within the policyholder account balances rollforwards in Note 10, Contractholder Funds, amounts in these lines for Individual variable annuities and Workplace savings and retirement solutions included in Group retirement contracts are reflected in net transfers from (to) separate account.
(2)Includes amounts to be settled between the separate account and general account due to the timing of trade settlements as of the reporting date.
(3)Cash surrender value represents the amount of the contractholders’ account balances distributable at the end of the reporting period less surrender charges.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

Benefits and Protection

    The balances and the changes in separate account liabilities for Life Insurance – Universal life were as follows:

	For the year ended	For the year ended
	December 31, 2024	December 31, 2023
	(in millions)
Balance at beginning of period	$4,991.3	$4,380.5
Premiums and deposits (1)	212.4	232.8
Policy charges	(98.4)	(100.0)
Surrenders, withdrawals and benefit payments (1)	(421.7)	(302.4)
Investment performance	728.5	773.6
Net transfers (to) from general account (1)	10.1	6.8
Balance at end of period	$5,422.2	$4,991.3

Cash surrender value (2)	$5,476.40	$5,062.4

(1)Within the policyholder account balances rollforwards in Note 10, Contractholder Funds, amounts in these lines are reflected in net transfers from (to) separate account.
(2)Cash surrender value represents the amount of the contractholders’ account balances distributable at the end of the reporting period less surrender charges. Certain products include surrender value enhancement riders that result in cash surrender values greater than account balances.

10. Contractholder Funds

    Contractholder funds include policyholder account balances related to contracts with significant insurance risk and investment contracts.

The following tables summarize disaggregated policyholder account balance amounts and reconcile the totals to contractholder funds reported in the consolidated statements of financial position.

	December 31, 2024	December 31, 2023
	(in millions)
Retirement and Income Solutions:
Workplace savings and retirement solutions	$13,982.8	$12,721.5
Individual variable annuities	1,746.0	514.2
Individual fixed deferred annuities	4,462.3	5,538.3
Total Retirement and Income Solutions	20,191.1	18,774.0
Benefits and Protection – Life Insurance:
Universal life	6,930.4	6,910.4
Total policyholder account balances for contracts with significant
insurance risk or investment contracts with significant fee revenue	27,121.5	25,684.4

Reconciling items:
Investment contracts without significant fee revenue (1)	15,676.9	15,624.3
Embedded derivatives and other balances (2)	210.1	54.2
Total contractholder funds per consolidated statements of financial
position	$43,008.5	$41,362.9

(1)Includes GICs, funding agreements and individual fixed income annuities. These contracts are not included within the disaggregated rollforward or guaranteed minimum interest rate (“GMIR”) disclosures below.
(2)Includes insignificant balances for long-duration contracts, embedded derivative (assets) liabilities, including associated host contract (asset) liability adjustments, and amounts that are not accrued to the benefit of the contractholder and,

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

therefore, are not included within the disaggregated rollforward or GMIR disclosures below. Refer to Note 19, Fair Value Measurements, for details on the changes in Level 3 fair value measurements of embedded derivatives.

GICs and Funding Agreements

Our GICs and funding agreements contain provisions limiting or prohibiting early surrenders, which typically include penalties for early surrenders, minimum notice requirements or, in the case of funding agreements with survivor options, minimum pre-death holding periods and specific maximum amounts.

Funding agreements include those issued directly to nonqualified institutional investors and those issued to the
FHLB Des Moines under their membership funding programs. As of December 31, 2024 and 2023, $3,976.5 million and $3,981.8 million, respectively, of liabilities were outstanding with respect to issuances under the program with FHLB Des Moines. In addition, we have five separate programs where the funding agreements have been issued directly or indirectly to unconsolidated special purpose entities. Claims for principal and interest under funding agreements are afforded equal priority to claims of life insurance and annuity policyholders under insolvency provisions of Iowa Insurance Laws.

We were authorized to issue up to $4.0 billion of funding agreements under a program established in 1998 to support the prospective issuance of medium term notes by an unaffiliated entity in non-U.S. markets. As of December 31, 2024 and 2023, $75.8 million and $75.9 million, respectively, of liabilities were outstanding with respect to the issuance outstanding under this program.

In addition, we were authorized to issue up to $7.0 billion of funding agreements under a program established in 2001 to support the prospective issuance of medium term notes by an unaffiliated entity in both domestic and international markets. The unaffiliated entity is an unconsolidated special purpose entity. As of December 31, 2024 and 2023, $202.0 million and $201.9 million, respectively, of liabilities were being held with respect to issuances outstanding under this program. We do not anticipate any new issuance activity under this program, given our December 2005 termination of the dealership agreement for this program and the availability of the program established in 2011 described below.

Additionally, we were authorized to issue up to $5.0 billion of funding agreements under a program that was originally established in 2011 to support the prospective issuance of medium term notes by an unaffiliated entity in both domestic and international markets. The unaffiliated entity is an unconsolidated special purpose entity. In June 2015, this program was amended to authorize issuance of up to an additional $4.0 billion. In November 2017, this program was amended to authorize issuance of up to an additional $4.0 billion. In February 2021, this program was amended to authorize issuance of up to an additional $4.0 billion. In November 2023, this program was amended to authorize issuance of up to an additional $4.0 billion. As of December 31, 2024 and 2023, $8,335.8 million and $8,072.6 million, respectively, of liabilities were being held with respect to issuances outstanding under this program. Our payment obligations on each funding agreement issued under this program are guaranteed by PFG. The program established in 2011 is not registered with the United States Securities and Exchange Commission (“SEC”).

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

Policyholder Account Balances

Retirement and Income Solutions

    The changes in policyholder account balances were as follows:

	For the year ended December 31, 2024			For the year ended December 31, 2023
	Workplace			Workplace
	savings and	Individual	Individual	savings and	Individual	Individual
	retirement	variable	fixed deferred	retirement	variable	fixed deferred
	solutions	annuities	annuities (1)	solutions	annuities	annuities (1)
	($ in millions)
Balance at beginning of
period	$12,721.5	$514.2	$5,538.3	$12,154.7	$381.4	$7,228.3
Premiums and deposits	4,945.1	1,686.5	43.2	4,441.7	586.7	36.8
Policy charges	(36.7)	—	—	(31.6)	—	—
Surrenders, withdrawals
and benefit payments	(3,791.8)	(2,098.2)	(1,255.7)	(4,356.6)	(1,123.0)	(1,888.4)
Net transfers from
(to) separate
account (2)	(220.5)	1,635.3	—	264.8	659.3	—
Interest credited	395.9	8.0	136.5	280.2	9.8	161.6
Other	(30.7)	0.2	—	(31.7)	—	—
Balance at end of period	$13,982.8	$1,746	$4,462.3	$12,721.5	$514.2	$5,538.3

Weighted-average
crediting rate (3)	3.26%	3.39%	3.09%	2.54%	3.22%	2.84%
Cash surrender value (4)	$12,524.6	$1,778.7	$4,208.5	$11,211.9	$512.6	$5,434.4

(1)We use the deposit method of accounting for the reinsurance of this exited business.
(2)Within the separate account liabilities rollforwards in Note 9, Separate Account Balances, these transfers for Individual variable annuities and Workplace savings and retirement solutions included in Group retirement contracts are reflected in premiums and deposits; surrenders, withdrawals and benefit payments; and net transfers (to) from general account.
(3)The weighted-average crediting rate is the crediting rate as of the end of each reporting period weighted by account value.
(4)Cash surrender value represents the amount of the contractholders’ account balances distributable at the end of the reporting period less surrender charges. The cash surrender value for RILA products also includes an equity and bond adjustment that may result in cash surrender value being greater than account balance.

The net amount at risk for policyholder account balances for Individual variable annuities is equal to the MRB net amount at risk, as reported in Note 12, Market Risk Benefits. Workplace savings and retirement solutions and Individual fixed deferred annuities do not have guarantees that provide for benefits in excess of the current policyholder account balances.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

Benefits and Protection

    The changes in policyholder account balances for Life Insurance – Universal life were as follows:

	For the year ended	For the year ended
	December 31, 2024	December 31, 2023
	($ in millions)
Balance at beginning of period	$6,910.4	$6,947.9
Premiums and deposits	1,283.7	1,260.5
Policy charges	(877.1)	(858.1)
Surrenders, withdrawals and benefit payments	(591.7)	(483.6)
Net transfers from (to) separate account (1)	(76.4)	(197.7)
Interest credited	282.6	242.1
Other	(1.1)	(0.7)
Balance at end of period	6,930.4	6,910.4
Reinsurance impact	(3,232.8)	(3,396.8)
Balance at end of period after reinsurance	$3,697.6	$3,513.6

Weighted-average crediting rate (2)	4.13%	4.01%
Net amount at risk (3)	$86,141.3	$86,671
Cash surrender value (4)	$6,052.5	$5,953

(1)Within the separate account liabilities rollforwards in Note 9, Separate Account Balances, these transfers are reflected in premiums and deposits; surrenders, withdrawals and benefit payments; and net transfers (to) from general account.
(2)The weighted-average crediting rate is the crediting rate as of the end of each reporting period weighted by account value, including indexed credits.
(3)For those guarantees of benefits that are payable in the event of death, the net amount at risk is generally defined as the death benefit in excess of the current account balance or the fixed death benefit at the consolidated statement of financial position date.
(4)Cash surrender value represents the amount of the contractholders’ account balances distributable at the end of the reporting period less surrender charges.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

Guaranteed Minimum Interest Rate

    The account values, for contracts with significant insurance risk and investment contracts with significant fee revenue by range of GMIR and the related range of difference, in basis points, between rates credited to policyholders and the respective GMIR were as follows. The amounts are before reinsurance impacts of our exited U.S. retail fixed annuity and ULSG businesses.

	December 31, 2024
	Excess of crediting rates over GMIR
		Up to 0.50%	0.51% to 1.00%	1.01% to 2.00%	2.01% or more
	At GMIR	above GMIR	above GMIR	above GMIR	above GMIR	Total

	(in millions)
Retirement and Income Solutions
Workplace savings and retirement solutions
Up to 1.00%	$—	$—	$—	$1,041.7	$445.2	$1,486.9
1.01% - 2.00%	3,727.0	—	—	1,056.3	—	4,783.3
2.01% - 3.00%	4.6	186.9	1.8	2,900.0	2,740.1	5,833.4
3.01% - 4.00%	7.6	—	—	—	—	7.6
4.01% and above	13.9	—	—	—	—	13.9
Subtotal	3,753.1	186.9	1.8	4,998.0	3,185.3	12,125.1
No GMIR						1,857.7
Total						$13,982.8

Individual variable annuities
Up to 1.00%	$19.2	$—	$—	$—	$—	$19.2
1.01% - 2.00%	3.8	—	—	—	—	3.8
2.01% - 3.00%	231.5	—	—	—	—	231.5
3.01% - 4.00%	—	—	—	—	—	—
4.01% and above	—	—	—	—	—	—
Subtotal	254.5	—	—	—	—	254.5
No GMIR						1,491.5
Total						$1,746

Individual fixed deferred annuities
Up to 1.00%	$213.1	$27.5	$56	$196.9	$1,093.2	$1,586.7
1.01% - 2.00%	78.8	0.3	4.8	48.2	7.4	139.5
2.01% - 3.00%	2,416.4	—	—	—	—	2,416.4
3.01% - 4.00%	142.0	—	—	—	—	142.0
4.01% and above	—	—	—	—	—	—
Subtotal	2,850.3	27.8	60.8	245.1	1,100.6	4,284.6
No GMIR						177.7
Total						$4,462.3

Benefits and Protection – Life Insurance
Universal life
Up to 1.00%	$—	$—	$1.5	$14.9	$4.9	$21.3
1.01% - 2.00%	268.6	—	424.0	518.6	452.3	1,663.5
2.01% - 3.00%	646.0	632.2	771.9	368.7	6.3	2,425.1
3.01% - 4.00%	1,559.7	56.7	34.5	105.4	7.0	1,763.3
4.01% and above	23.5	2.5	7.0	18.9	—	51.9
Subtotal	2,497.8	691.4	1,238.9	1,026.5	470.5	5,925.1
No GMIR						1,005.3
Total						$6,930.4

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

	December 31, 2023
	Excess of crediting rates over GMIR
		Up to 0.50%	0.51% to 1.00%	1.01% to 2.00%	2.01% or more
	At GMIR	above GMIR	above GMIR	above GMIR	above GMIR	Total

	(in millions)
Retirement and Income Solutions
Workplace savings and retirement solutions
Up to 1.00%	$—	$3.3	$101.8	$1,006	$312.8	$1,423.9
1.01% - 2.00%	5,135.0	3.8	1,153.1	—	874.6	7,166.5
2.01% - 3.00%	357.1	0.1	0.8	59.1	1,701.2	2,118.3
3.01% - 4.00%	7.4	—	—	—	—	7.4
4.01% and above	16.9	—	—	—	—	16.9
Subtotal	5,516.4	7.2	1,255.7	1,065.1	2,888.6	10,733.0
No GMIR						1,988.5
Total						$12,721.5

Individual variable annuities
Up to 1.00%	$22.6	$—	$—	$—	$—	$22.6
1.01% - 2.00%	4.6	—	—	—	—	4.6
2.01% - 3.00%	273.5	—	—	—	—	273.5
3.01% - 4.00%	—	—	—	—	—	—
4.01% and above	—	—	—	—	—	—
Subtotal	300.7	—	—	—	—	300.7
No GMIR						213.5
Total						$514.2

Individual fixed deferred annuities
Up to 1.00%	$305.5	$115.4	$121.8	$449.4	$999.5	$1,991.6
1.01% - 2.00%	100.8	0.9	26.3	123.5	2.4	253.9
2.01% - 3.00%	2,897.7	—	—	—	—	2,897.7
3.01% - 4.00%	156.9	—	—	—	—	156.9
4.01% and above	—	—	—	—	—	—
Subtotal	3,460.9	116.3	148.1	572.9	1,001.9	5,300.1
No GMIR						238.2
Total						$5,538.3

Benefits and Protection – Life Insurance
Universal life
Up to 1.00%	$—	$—	$16.1	$1	$2.4	$19.5
1.01% - 2.00%	294.1	—	418.1	485.6	415.4	1,613.2
2.01% - 3.00%	729.7	677.2	836.3	350.6	3.0	2,596.8
3.01% - 4.00%	1,657.0	49.8	37.6	36.4	3.2	1,784.0
4.01% and above	40.5	3.9	8.3	1.5	—	54.2
Subtotal	2,721.3	730.9	1,316.4	875.1	424.0	6,067.7
No GMIR						842.7
Total						$6,910.4

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

11. Future Policy Benefits and Claims

Future policy benefits and claims include reserves for short-duration contracts and long-duration contracts as well as certain reinsurance balances, when in a liability position.

    The following tables summarize disaggregated amounts included in future policy benefit and claims and reconcile the totals to those reported in the consolidated statements of financial position.

	December 31, 2024	December 31, 2023
	(in millions)
Liability for future policy benefits by segment (1):
Retirement and Income Solutions:
Pension risk transfer	$24,958.1	$23,855.8
Individual fixed income annuities	4,504.6	4,914.1
Total Retirement and Income Solutions	29,462.7	28,769.9
Benefits and Protection:
Specialty Benefits:
Individual disability	1,829.0	1,898.4
Life Insurance:
Term life	1,248.0	1,085.9
Total Benefits and Protection	3,077.0	2,984.3
Corporate:
Long-term care insurance	164.8	166.7
Total liability for future policy benefits	32,704.5	31,920.9

Additional liability for certain benefit features by segment (2):
Benefits and Protection – Life Insurance:
Universal life	6,037.2	5,326.5
Total additional liability for certain benefit features	6,037.2	5,326.5

Reconciling items:
Participating contracts	2,924.2	3,060.5
Short-duration contracts	1,267.4	1,283.4
Cost of reinsurance liability	1,202.2	673.3
Reinsurance recoverable liability	60.3	45.2
Other (3)	107.5	178.2
Future policy benefits and claims per consolidated statements of financial
position	$44,303.3	$42,488

(1)Amounts include the deferred profit liability.
(2)Includes reserves on certain long-duration contracts where benefit features result in gains in early years followed by losses in later years.
(3)Includes other miscellaneous reserves and the impact of unrealized gains (losses) on the additional liability for certain benefit features.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

Liability for Unpaid Claims

The liability for unpaid claims is reported in future policy benefits and claims within our consolidated statements of financial position. Activity associated with unpaid claims was as follows:

	For the year ended December 31,
	2024	2023	2022
	(in millions)
Balance at beginning of period	$1,405.9	$1,395	$1,370.9
Less: reinsurance recoverable	67.8	68.6	68.7
Net balance at beginning of period	1,338.1	1,326.4	1,302.2
Incurred:
Current year	1,749.4	1,650.4	1,581.8
Prior years	(111.2)	(95.4)	(44.4)
Total incurred	1,638.2	1,555.0	1,537.4
Payments:
Current year	1,288.0	1,189.2	1,138.0
Prior years	369.6	354.1	375.2
Total payments	1,657.6	1,543.3	1,513.2
Net balance at end of period	1,318.7	1,338.1	1,326.4
Plus: reinsurance recoverable	61.2	67.8	68.6
Balance at end of period	$1,379.9	$1,405.9	$1,395

    Incurred liability adjustments relating to prior years, which affected current operations during 2024, 2023 and 2022, resulted in part from developed claims for prior years being different than were anticipated when the liabilities for unpaid claims were originally estimated. These trends have been considered in establishing the current year liability for unpaid claims.

Short-Duration Contracts

Future policy benefits and claims include reserves for group life and disability insurance that provide periodic income payments. These reserves are computed using assumptions of mortality, morbidity and investment performance. These assumptions are based on our experience, industry results, emerging trends and future expectations. Future policy benefits and claims also include reserves for incurred but unreported group disability, dental, vision, critical illness, accident, PFML, hospital indemnity and life insurance claims. We recognize claims costs in the period the service was provided to our policyholders. However, claims costs incurred in a particular period are not known with certainty until after we receive, process and pay the claims. We determine the amount of this liability using actuarial methods based on historical claim payment patterns as well as emerging cost trends, where applicable, to determine our estimate of claim liabilities. Premium deficiency reserves may be established for short-duration contracts to provide for expected future losses. The premium deficiency reserve calculation considers, among other factors, anticipated investment income.

We have defined claim frequency as follows for each short-duration product:

•LTD: Claim frequency is based on submitted reserve claim counts.
•Group Life Waiver: Claim frequency is based on submitted reserve claim counts, consistent with LTD.
•Dental and Vision: Claim frequency is based on the claim form, which may include one or more procedures.
•STD, Critical Illness, Accident, Hospital Indemnity and PFML: Claim frequency is based on submitted claims.
•Group Life: Claim frequency is based on submitted life claims (lives, not coverages).

We did not make any significant changes to our methodologies or assumptions used to calculate the liability for unpaid claims for short-duration contracts during 2024.

Claims Development

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

    The following tables present undiscounted information about claims development by incurral year, including separate information about incurred claims and paid claims net of reinsurance for the periods indicated. The tables also include information on incurred but not reported claims and the cumulative number of reported claims.

The tables present information for the number of years for which claims incurred typically remain outstanding, but do not exceed ten years. The data is disaggregated into groupings of claims with similar characteristics, such as duration of the claim payment period and average claim amount, and with consideration to the overall size of the groupings. Outstanding liabilities equal total net incurred claims less total net paid claims plus outstanding liabilities for net unpaid claims of prior years.

LTD and Group Life Waiver Claims

											Incurred	Cumulative
											but not	number of
											reported	reported
	Net incurred claims (1)										claims	claims
	December 31,
	2015	2016	2017	2018	2019	2020	2021	2022	2023	2024	2024	2024
	($ in millions)
Incurral
year
2015	$231	$227.2	$217.2	$215.3	$208.2	$210	$211.8	$210.5	$208.3	$208.5	$0.1	7,184
2016		229.8	228.4	219.4	219.5	214.4	218.7	221.9	219.0	218.0	0.1	6,172
2017			238.4	239.7	243.1	245.8	245.2	246.5	248.9	248.7	0.1	6,092
2018				239.4	245.1	239.2	239.8	235.3	238.0	241.9	0.1	5,784
2019					255.2	248.4	240.4	240.2	238.6	243.4	0.1	5,962
2020						252.1	231.0	221.1	217.7	211.3	0.1	5,942
2021							259.7	244.5	221.6	221.2	6.2	5,586
2022								274.3	240.5	227.6	8.5	5,646
2023									267.4	245.2	15.2	5,354
2024										263.9	96.7	2,953
Total net incurred claims										$2,329.7

	Net cumulative paid claims (1)
	December 31,
	2015	2016	2017	2018	2019	2020	2021	2022	2023	2024
	(in millions)
Incurral
year
2015	$16.9	$67	$98	$114.6	$126.8	$137.1	$146.5	$154	$160.3	$166.5
2016		16.2	70.6	105.6	124.9	136.8	147.2	157.1	165.3	171.5
2017			17.8	76.5	115.0	135.9	151.7	165.4	176.8	185.6
2018				20.1	79.9	115.7	135.7	150.3	163.3	173.3
2019					19.2	79.7	117.5	136.4	150.6	163.6
2020						20.6	78.8	113.1	130.0	140.8
2021							19.8	79.0	113.2	128.6
2022								19.6	76.6	111.4
2023									20.0	77.3
2024										24.5
Total net paid claims										1,343.1
All outstanding liabilities for unpaid claims prior to 2015 net of reinsurance										249.3
Total outstanding liabilities for unpaid claims net of reinsurance										$1,235.9

(1) 2015-2023 unaudited.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

Dental, Vision, STD, Critical Illness, Accident, Hospital Indemnity and PFML Claims

			Incurred	Cumulative
			but not	number of
			reported	reported
	Net incurred claims (1)		claims	claims
	December 31,
	2023	2024	2024	2024
	($ in millions)
Incurral year
2023	$1,032.3	$1,022.1	$—	4,774,225
2024		1,129.3	66.9	4,787,967
Total net incurred claims		$2,151.4

	Net cumulative
	paid claims (1)
	December 31,
	2023	2024
	(in millions)
Incurral year
2023	$954	$1,021.3
2024		1,039.9
Total net paid claims		2,061.2
All outstanding liabilities for unpaid claims prior to 2023 net of
reinsurance		—
Total outstanding liabilities for unpaid claims net of reinsurance		$90.2

(1) 2023 unaudited.

Group Life Claims

			Incurred	Cumulative
			but not	number of
			reported	reported
	Net incurred claims (1)		claims	claims
	December 31,
	2023	2024	2024	2024
	($ in millions)
Incurral year
2023	$284.8	$283.1	$0.9	5,814
2024		285.1	29.6	5,265
Total net incurred claims		$568.2

	Net cumulative
	paid claims (1)
	December 31,
	2023	2024
	(in millions)
Incurral year
2023	$215.1	$277.2
2024		223.7
Total net paid claims		500.9
All outstanding liabilities for unpaid claims prior to 2023 net of
reinsurance		6.1
Total outstanding liabilities for unpaid claims net of reinsurance		$73.4

(1) 2023 unaudited.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

Reconciliation of Unpaid Claims to Liability for Unpaid Claims

    Our reconciliation of net outstanding liabilities for unpaid claims of short-duration contracts to the liability for unpaid claims follows:

	December 31, 2024
		Dental, Vision, STD,
		Critical Illness,
	LTD and Group	Accident, Hospital
	Life Waiver	Indemnity and PFML	Group Life	Consolidated
	(in millions)
Net outstanding liabilities for unpaid claims	$1,235.9	$90.2	$73.4	$1,399.5

Reconciling items:
Reinsurance recoverable on unpaid claims	35.1	—	0.2	35.3
Impact of discounting	(226.6)	—	—	(226.6)
Loss adjustment expense liability	17.7	4.1	10.3	32.1
Liability for unpaid claims - short-duration
contracts	$1,062.1	$94.3	$83.9	1,240.3
Insurance contracts other than short-duration				139.6
Liability for unpaid claims				$1,379.9

Claim Duration and Payout

    Our historical average percentage of claims paid in each year from incurral was as follows:

	December 31, 2024 (1)
		Dental, Vision, STD,
		Critical Illness,
	LTD and Group Life	Accident, Hospital
Year	Waiver	Indemnity and PFML	Group Life
1	8.4%	92.2%	78.4%
2	24.9	7.6	19.5
3	15.5
4	8.0
5	5.8
6	5.2
7	4.4
8	3.6
9	2.9
10	2.9

(1) Unaudited.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

Discounting

    The following table provides the carrying amount of liabilities reported at present value for short-duration contract unpaid claims. We use a range of discount rates to derive the present value of the unpaid claims. The ranges of discount rates as well as the aggregate amount of discount deducted to derive the liabilities for unpaid claims and interest accretion recognized are also disclosed. Interest accretion is included in benefits, claims and settlement expenses within our consolidated statements of operations.

				Dental, Vision, STD,
				Critical Illness,
	LTD and Group			Accident, Hospital
	Life Waiver			Indemnity and PFML			Group Life
	($ in millions)
Carrying amount of liabilities for unpaid claims
December 31, 2024	$1,062.1			$94.3			$83.9
December 31, 2023	1,082.6			83.7			97.1
Range of discount rates
December 31, 2024	2.8	-	7.0%	—	-	—%	—	-	—%
December 31, 2023	2.8	-	7.0	—	-	—	—	-	—
Aggregate amount of discount
December 31, 2024	$226.6			$—			$—
December 31, 2023	215.0			—			—
Interest accretion
For the year ended:
December 31, 2024	$34.7			$—			$—
December 31, 2023	34.7			—			—
December 31, 2022	33.0			—			—

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

Long-Duration Contracts

Gross Premiums or Assessments and Interest Accretion

The amount of gross premiums or assessments and interest accretion recognized by segment in the consolidated statements of operations was as follows:

	Gross premiums or assessments (1)			Interest accretion (2)
	For the year ended			For the year ended
	December 31,			December 31,
	2024	2023	2022	2024	2023	2022
	(in millions)
Retirement and Income Solutions:
Pension risk transfer	$3,103.1	$2,905.9	$1,941	$1,135.1	$1,008.6	$935.7
Individual fixed income annuities	46.6	42.5	30.1	208.4	219.1	229.7
Total Retirement and Income Solutions	3,149.7	2,948.4	1,971.1	1,343.5	1,227.7	1,165.4
Benefits and Protection:
Specialty Benefits:
Individual disability	640.0	624.6	601.0	99.8	94.5	90.2
Life Insurance:
Universal life	715.3	681.8	577.7	253.3	209.2	171.2
Term life	673.3	649.1	630.5	57.0	48.2	43.9
Total Benefits and Protection	2,028.6	1,955.5	1,809.2	410.1	351.9	305.3
Corporate:
Long-term care insurance	4.9	5.1	5.2	9.3	9.6	9.8
Total per consolidated statements of operations	$5,183.2	$4,909	$3,785.5	$1,762.9	$1,589.2	$1,480.5

(1)Gross premiums are included within premiums and other considerations on the consolidated statements of operations. Assessments, which are only applicable to the Life Insurance – Universal life level of aggregation, are included within fees and other revenues on the consolidated statements of operations.
(2)Interest accretion is included within benefits, claims and settlement expenses on the consolidated statements of operations.

Liability for Future Policy Benefits

    The liability for future policy benefits (“LFPB”) for individual and group annuities is generally equal to the present value of expected future policy benefit payments. The reserves are computed using assumptions for mortality and interest. The LFPB for non-participating term life insurance, individual disability income contracts and individual and group long-term care contracts is generally equal to the present value of expected future policy benefit payments less the present value of expected net premiums. The reserves are computed using assumptions for mortality, interest, morbidity and lapse. Cohorts are used as the unit of account for liability measurement. Actual cash flows are grouped into issue-year cohorts for the liability calculation and updated quarterly. We review and update, if necessary, assumptions used to measure cash flows for the LFPB during the third quarter of each year, or more frequently if evidence suggests assumptions should be revised. The change in our liability estimate as a result of updating cash flow assumptions is recognized in net income.

An interest accretion rate is determined for an identified cohort and remains unchanged after the issue year. For policies issued on or prior to December 31, 2020, the interest accretion rate is based on the assumed investment yield when the business was issued. For policies issued after December 31, 2020, the interest accretion rate is based on the upper-medium grade fixed-income instrument yields, which is generally equivalent to a single-A rated bond yield matched to the duration of our insurance liabilities, when the business was issued.

The LFPB is remeasured to reflect current upper-medium grade fixed-income instrument yields as of each reporting date. The liability is calculated by discounting cash flows using rate curves reflecting the currency and duration of the insurance liabilities. For discount rate tenors, or points on the curves, where the upper-medium grade fixed-income instrument yields are

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

not liquid or limited observable market data is available, we use various estimation techniques consistent with fair value measurement guidance.

Further details regarding reference rates used are included under “Interest Accretion and Current Discount Rates.”

Retirement and Income Solutions

The balances and the changes in the present value for expected future policy benefits were as follows:

	For the year ended		For the year ended
	December 31, 2024		December 31, 2023
	Pension	Individual	Pension	Individual
	risk	fixed income	risk	fixed income
	transfer	annuities	transfer	annuities

	($ in millions)
Present value of expected future policy benefit payments
Balance at beginning of period	$23,855.8	$4,914.1	$21,211.4	$5,019.4
Effect of changes in discount rate assumptions at beginning of
period	1,036.1	296.7	1,799.6	439.0
Balance at beginning of period at original discount rate	24,891.9	5,210.8	23,011.0	5,458.4
Effect of changes in cash flow assumptions	(3.4)	(38.4)	(53.4)	(1.3)
Effect of actual variances from expected experience	(1.5)	(1.7)	(14.6)	(0.1)
Adjusted beginning of period balance at original discount rate	24,887.0	5,170.7	22,943.0	5,457.0
Interest accrual	1,135.1	208.4	1,008.6	219.1
Benefit payments	(2,238.1)	(500.2)	(1,981.4)	(507.3)
Issuances	3,112.9	46.1	2,921.7	42.0
Balance at end of period at original discount rate	26,896.9	4,925.0	24,891.9	5,210.8
Effect of changes in discount rate assumptions at end of period	(1,938.8)	(420.4)	(1,036.1)	(296.7)
Future policy benefits	24,958.1	4,504.6	23,855.8	4,914.1
Reinsurance impact	(3,734.0)	(4,469.4)	(3,540.8)	(4,869.1)
Future policy benefits after reinsurance	$21,224.1	$35.2	$20,315	$45

Weighted-average duration for future policy benefits (years) (1)	8.0	7.2	8.5	7.9

(1)Represents the average of the cohort-level duration of the benefit cash flows weighted by the reserve balance for each cohort.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

Benefits and Protection

The balances and the changes in the present value for expected net premiums and expected future policy benefits were as follows:

	For the year ended		For the year ended
	December 31, 2024		December 31, 2023
	Specialty	Life	Specialty	Life
	Benefits	Insurance	Benefits	Insurance
	Individual		Individual
	disability	Term life	disability	Term life

	($ in millions)
Present value of expected net premiums
Balance at beginning of period	$2,552.3	$3,793.7	$2,341.8	$3,423.2
Effect of changes in discount rate assumptions at beginning of
period	313.7	100.1	395.2	196.0
Balance at beginning of period at original discount rate	2,866.0	3,893.8	2,737.0	3,619.2
Effect of changes in cash flow assumptions	183.9	419.9	(37.6)	143.5
Effect of actual variances from expected experience	168.3	42.5	244.3	103.3
Adjusted beginning of period balance at original discount rate	3,218.2	4,356.2	2,943.7	3,866.0
Interest accrual	103.5	190.9	95.6	171.9
Net premiums collected	(289.1)	(390.8)	(273.4)	(359.8)
Issuances	84.4	241.0	100.1	215.7
Balance at end of period at original discount rate	3,117.0	4,397.3	2,866.0	3,893.8
Effect of changes in discount rate assumptions at end of period	(436.4)	(290.1)	(313.7)	(100.1)
Balance at end of period	$2,680.6	$4,107.2	$2,552.3	$3,793.7

Present value of expected future policy benefit payments
Balance at beginning of period	$4,450.7	$4,879.6	$4,040.6	$4,332.2
Effect of changes in discount rate assumptions at beginning of
period	903.5	124.5	1,021.4	251.6
Balance at beginning of period at original discount rate	5,354.2	5,004.1	5,062.0	4,583.8
Effect of changes in cash flow assumptions	216.2	488.1	(51.5)	181.8
Effect of actual variances from expected experience	173.2	45.1	260.8	116.8
Adjusted beginning of period balance at original discount rate	5,743.6	5,537.3	5,271.3	4,882.4
Interest accrual	203.3	247.9	190.1	220.1
Benefit payments	(219.0)	(321.6)	(210.0)	(330.4)
Issuances	84.5	257.6	102.8	232.0
Balance at end of period at original discount rate	5,812.4	5,721.2	5,354.2	5,004.1
Effect of changes in discount rate assumptions at end of period	(1,302.8)	(366.0)	(903.5)	(124.5)
Balance at end of period	$4,509.6	$5,355.2	$4,450.7	$4,879.6

Future policy benefits (1)	$1,829	$1,248	$1,898.4	$1,085.9
Reinsurance impact	(412.1)	(333.8)	(421.6)	(214.3)
Future policy benefits after reinsurance	$1,416.9	$914.2	$1,476.8	$871.6

Weighted-average duration for future policy benefits (years) (2)	18.3	8.4	18.4	9.4

(1)Represents the present value of expected future policy benefit payments less the present value of expected net premiums.
(2)Represents the average of the cohort-level duration of the benefits less the net premium cash flows weighted by the reserve balance for each cohort.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

We updated our actuarial assumptions during the third quarter of 2024, resulting in a $32.3 million increase in the LFPB and an $18.2 million decrease to income before taxes, net of reinsurance, for Individual disability. This was primarily due to unfavorable updates to termination and lapse assumptions. The updates also resulted in a $68.2 million increase in the LFPB and a $45.0 million decrease to income before taxes, net of reinsurance, for Term life. This was primarily due to unfavorable updates to mortality and lapse assumptions.

We updated our actuarial assumptions during the third quarter of 2023, resulting in a $13.9 million decrease in the LFPB and a $10.2 million increase to income before taxes, net of reinsurance, for Individual disability. This was primarily due to favorable updates to claim incidence assumptions. The updates also resulted in a $38.3 million increase in the LFPB and a $25.4 million decrease to income before taxes, net of reinsurance, for Term life. This was primarily due to unfavorable updates to mortality assumptions.

Additional Liability for Certain Benefit Features
The LFPB also includes an additional reserve on certain universal life contracts where benefit features result in gains in early years followed by losses in later years. The liability for these future losses is accrued in relation to estimated contract assessments. A premium deficiency exists if the net liabilities together with future premiums are determined to be insufficient to provide for expected future policy benefits. Premium deficiency testing considers, among other factors, anticipated investment income and does not include a provision for adverse deviation. We did not have a premium deficiency reserve as of December 31, 2024 or December 31, 2023.
The balances and the changes in the additional liability for certain benefit features for Life Insurance – Universal life contracts, excluding the impact of unrealized gains (losses), were as follows:

	For the year ended	For the year ended
	December 31, 2024	December 31, 2023

	($ in millions)
Balance at beginning of period	$5,326.5	$4,095.2
Effect of changes in cash flow assumptions	151.9	725.4
Effect of actual variances from expected experience	28.0	45.2
Interest accrual	253.3	209.2
Net assessments collected	425.2	378.1
Benefit payments	(147.7)	(126.6)
Balance at end of period	6,037.2	5,326.5
Reinsurance impact	(6,011.3)	(5,306.2)
Balance at end of period after reinsurance	$25.9	$20.3

Weighted-average duration for additional liability (years) (1)	23.3	26.2

(1)Represents the average of the cohort-level duration of the benefits less the net assessment cash flows weighted by the reserve balance for each cohort.

We updated our actuarial assumptions during the third quarter of 2024, resulting in a $151.9 million increase in the additional liability for certain benefit features primarily due to mortality assumptions related to ULSG products, resulting in a $0.3 million decrease to income before taxes, net of reinsurance

We updated our actuarial assumptions during the third quarter of 2023, resulting in a $725.4 million increase in the additional liability for certain benefit features primarily due to policyholder lapse behavior assumptions related to ULSG products, resulting in a $13.1 million decrease to income before taxes, net of reinsurance.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

Corporate

The balances and the changes in the present value for expected net premiums and expected future policy benefits for long-term care insurance were as follows:

	For the year ended	For the year ended
	December 31, 2024	December 31, 2023

	($ in millions)
Present value of expected net premiums
Balance at beginning of period	$42.8	$64.6
Effect of changes in discount rate assumptions at beginning of period	(3.0)	(3.6)
Balance at beginning of period at original discount rate	39.8	61.0
Effect of changes in cash flow assumptions	(5.3)	(13.3)
Effect of actual variances from expected experience	(2.2)	(5.7)
Adjusted beginning of period balance at original discount rate	32.3	42.0
Interest accrual	1.9	2.9
Net premiums collected	(4.7)	(5.1)
Balance at end of period at original discount rate	29.5	39.8
Effect of changes in discount rate assumptions at end of period	1.3	3.0
Balance at end of period	$30.8	$42.8

Present value of expected future policy benefit payments
Balance at beginning of period	$209.5	$248.1
Effect of changes in discount rate assumptions at beginning of period	(20.0)	(18.9)
Balance at beginning of period at original discount rate	189.5	229.2
Effect of changes in cash flow assumptions	(1.2)	(40.5)
Effect of actual variances from expected experience	2.5	2.5
Adjusted beginning of period balance at original discount rate	190.8	191.2
Interest accrual	11.2	12.5
Benefit payments	(15.2)	(14.2)
Balance at end of period at original discount rate	186.8	189.5
Effect of changes in discount rate assumptions at end of period	8.8	20.0
Balance at end of period	$195.6	$209.5

Future policy benefits (1)	$164.8	$166.7
Reinsurance impact	(164.8)	(166.7)
Future policy benefits after reinsurance	$—	$—

Weighted-average duration for future policy benefits (years) (2)	9.3	10.4

(1)Represents the present value of expected future policy benefit payments less the present value of expected net premiums.
(2)Represents the average of cohort-level duration of the benefits less the net premium cash flows weighted by the reserve balance for each cohort.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

Expected Future Gross Premiums and Benefit Payments

The amounts of expected undiscounted future benefit payments, expected undiscounted future gross premiums and expected discounted future gross premiums, utilizing the current upper-medium fixed-income instrument yield, were as follows:

	December 31, 2024	December 31, 2023
	(in millions)

Retirement and Income Solutions:
Pension risk transfer
Expected undiscounted future benefit payments	$39,532.3	$36,325.5

Individual fixed income annuities
Expected undiscounted future benefit payments	$6,622.6	$7,292

Benefits and Protection – Specialty Benefits:
Individual disability
Expected discounted future gross premiums	$5,484	$5,456.4
Expected undiscounted future gross premiums	$8,680	$8,264.8
Expected undiscounted future benefit payments	$9,808.8	$8,981.2

Benefits and Protection – Life Insurance:
Term life
Expected discounted future gross premiums	$6,651.2	$6,385.1
Expected undiscounted future gross premiums	$11,391.4	$10,287.2
Expected undiscounted future benefit payments	$8,970.7	$7,832.3

Corporate:
Long-term care insurance
Expected discounted future gross premiums	$38.4	$42.8
Expected undiscounted future gross premiums	$55.7	$60.3
Expected undiscounted future benefit payments	$357.3	$371

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

Interest Accretion and Current Discount Rates

The interest accretion rate shown for each level of aggregation is an average of the cohort-level accretion rates weighted by the reserve balance for each cohort within that level of aggregation. The current discount rate is calculated at a cohort-level based on current upper-medium fixed-income instrument yields and weighted by the reserve balance for each cohort within each level of aggregation. The weighted-average rates were as follows:

	Interest accretion rate		Current discount rate
	December 31, 2024	December 31, 2023	December 31, 2024	December 31, 2023
Retirement and Income Solutions:
Pension risk transfer	4.61%	4.52%	5.55%	4.99%
Individual fixed income annuities	4.22%	4.22%	5.50%	4.97%
Benefits and Protection:
Specialty Benefits:
Individual disability	3.89%	3.96%	5.64%	5.05%
Life Insurance:
Universal life	4.75%	4.75%	See note (1)	See note (1)
Term life	4.82%	4.83%	5.35%	4.90%
Corporate:
Long-term care insurance	6.16%	6.16%	5.58%	5.01%

(1)The additional liability for certain benefit features for Life Insurance – Universal life is measured using the discount rate at contract inception. Therefore, the current discount rate is not applicable for this product.

12. Market Risk Benefits

    Contracts or contract features that provide protection to the policyholder from capital market risk, including equity, interest rate or foreign exchange risk, and expose us to other-than-nominal capital market risk are classified as MRBs. We issue certain annuity contracts and other investment contracts that include MRBs that have been bifurcated from the host contract. The Retirement and Income Solutions segment offers variable annuity products with GMWB riders and GMDB riders, including return-of-premium GMDB and GMWB riders for its RILA products.

MRBs are measured at fair value at the contract level and can be in either an asset or liability position, depending on certain inputs at the reporting date. MRB assets and liabilities are presented separately within the consolidated statements of financial position. Increases to an asset or decreases to a liability are described as favorable changes to fair value.

Changes in fair value are reported in MRB remeasurement (gain) loss on the consolidated statements of operations. However, the change in fair value related to our own nonperformance risk is reported in OCI. For contracts that contain multiple MRB features, the MRBs are valued on a combined basis using an integrated model.

    MRBs are classified as Level 3 fair value measurements as the fair value is based on unobservable inputs. The key assumptions for calculating the fair value of the MRBs are market assumptions such as equity market returns, interest rate levels, market volatility and correlations and policyholder behavior assumptions such as lapse, mortality, utilization and withdrawal patterns. Risk margins are included in the policyholder behavior assumptions. The assumptions are based on a combination of historical data and actuarial judgment. The MRBs are valued using stochastic models that incorporate a spread reflecting our own nonperformance risk.

The assumption for our own nonperformance risk for MRBs is based on the current market credit spreads for debt-like instruments we have issued and are available in the market. Increases (decreases) in our own nonperformance risk, which impacts the rates used to discount future cash flows, could lead to favorable (unfavorable) changes in the fair value of the MRBs.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

Long-term interest rates are used as the mean return when projecting the growth in the value of the associated account value and impact the discount rate used in the discounted future cash flows valuation. The amount of claims will increase if account value is not sufficient to cover guaranteed withdrawals. An increase (decrease) in risk-free rates could cause a favorable (unfavorable) change in the fair value of the MRBs. A decrease (increase) in market volatilities could cause a favorable (unfavorable) change in the fair value of the MRBs.

An increase (decrease) in mortality rates or the overall lapse rate assumptions could cause a favorable (unfavorable) change in the fair value of the MRBs. The lapse rate assumption may vary dynamically based on the relationship between the guarantee and associated account value. A weaker (stronger) dynamic lapse rate assumption could lead to favorable (unfavorable) changes in the fair value of the MRBs.
The utilization rate assumption includes how many contractholders will take withdrawals, when they will take them and how much of their benefit they will take. A decrease (increase) in the number of contractholders taking withdrawals, contractholders taking withdrawals earlier versus later, or contractholders taking more versus less of their benefit could lead to favorable (unfavorable) changes in the fair value of the MRBs.

The following tables summarize disaggregated MRB amounts in an asset and liability position reported in the consolidated statements of financial position.

	December 31, 2024			December 31, 2023
			Net asset			Net asset
	Asset	Liability	(liability)	Asset	Liability	(liability)
	(in millions)
Retirement and Income Solutions:
Individual variable annuities	$199.5	$62.1	$137.4	$153.4	$111.9	$41.5
Total MRB per consolidated statements
of financial position	$199.5	$62.1	$137.4	$153.4	$111.9	$41.5

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

Retirement and Income Solutions

    The net asset (liability) balances and the changes in the valuation of the MRBs for Individual variable annuities were as follows:

	For the year ended	For the year ended
	December 31, 2024	December 31, 2023

	($ in millions)
Balance at beginning of period	$41.5	$(72.2)
Effect of changes in nonperformance risk at beginning of period	7.7	(31.7)
Adjusted balance at beginning of period	49.2	(103.9)
Effect of:
Interest accrual and expected policyholder behavior	(66.8)	(80.9)
Benefit payments	0.6	0.4
Changes in interest rates	100.4	39.9
Changes in equity markets	92.4	155.1
Changes in equity index volatility	12.0	47.9
Actual policyholder behavior different from expected behavior	(12.7)	(4.0)
Changes in future expected policyholder behavior	(20.2)	—
Changes in other future expected assumptions	1.5	(5.3)
Adjusted balance at end of period	156.4	49.2
Effect of changes in nonperformance risk at end of period	(19.0)	(7.7)
Balance at end of period	$137.4	$41.5

Weighted-average attained age of policyholders (years) (1)	67.4	67.7
Net amount at risk (2)	$46.8	$111.2

(1)The weighted-average attained age is calculated at the contract level using the total contributions since inception and the age of the contractholders.
(2)The net amount at risk for our GMDB riders is defined as the current GMDB amount in excess of the current account balance. The net amount at risk for our GMWB riders is defined as the greater of the present value of the GMWB payments less the current account balance or zero. For contracts with both GMDB and GMWB riders, the net amount at risk is the greater of the GMDB or GMWB net amount at risk. We had a decrease in the net amount at risk in 2024 primarily as a result of increases in the equity markets.

Significant changes to inputs and assumptions that impacted the change in the MRB fair value measurement shown above were as follows:

	For the year ended		For the year ended
	December 31, 2024		December 31, 2023
		Change in net		Change in net
	Change in input	MRB asset (liability)	Change in input	MRB asset (liability)
Long-term interest rate	Increased	Favorable	Increased	Favorable
Equity markets	Increased	Favorable	Increased	Favorable
Equity market volatilities	Decreased	Favorable	Decreased	Favorable
Own nonperformance risk	Decreased	Unfavorable	Decreased	Unfavorable

See “Unobservable Inputs for Fair Value Measurement” for additional details on the inputs.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

Unobservable Inputs for Fair Value Measurement

The following table provides quantitative information about the significant unobservable inputs used for fair value measurements of MRBs. The utilization rate and mortality rate inputs are omitted from the table as a range does not provide meaningful presentation. The utilization rate represents the number of contractholders taking withdrawals in addition to the amount and timing of the withdrawals. The mortality rate is an input based on an appropriate industry mortality table.

	December 31, 2024				December 31, 2023
				Weighted-				Weighted-
	Range of inputs			Average	Range of inputs			Average
Retirement and Income Solutions:
Individual variable annuities
Long-term interest rate (1)	4.78	-	4.85%	4.81%	4.00	-	4.20%	4.10%
Long-term equity market volatility	18.10	-	35.53%	21.76%	18.00	-	33.00%	22.00%
Nonperformance risk	0.40	-	1.10%	0.89%	0.80	-	1.60%	1.30%
Lapse rate	0.90	-	55.00%	5.79%	1.10	-	55.00%	5.90%

(1)Represents the range of rate curves used in the valuation analysis that we have determined market participants would use when pricing the instrument. The rate curves are derived from an interpolation between various observable swap rates.

13. Reinsurance

We reinsure a portion of the insurance risks associated with our individual disability, traditional life, universal life, medical and long-term care insurance as well as pension risk transfer and retail fixed annuity contracts with significant life insurance risk through reinsurance agreements with affiliated and unaffiliated reinsurance companies, primarily on a quota share, excess loss, yearly renewable term (“YRT”) or coinsurance basis. We have coinsurance with funds withheld reinsurance agreements in which we cede certain of our term life and PRT blocks of business using the reinsurance method of accounting. We also have coinsurance with funds withheld reinsurance agreements in which we cede our retail fixed annuity and ULSG blocks of business using both the reinsurance and deposit methods of accounting.

We are contingently liable with respect to reinsurance ceded to other companies in the event the reinsurer is unable to meet the obligations it has assumed. As of December 31, 2024 and 2023, we had $18,698.7 million and $18,346.0 million of reinsurance recoverable assets, respectively, included in reinsurance recoverable and deposit receivable on the consolidated statements of financial position, which does not reflect potentially offsetting impacts of collateral. As of December 31, 2024 and 2023, we had $60.3 million and $45.2 million of reinsurance recoverable liabilities, respectively, included in future policy benefits and claims on the consolidated statements of financial position. As of December 31, 2024 and 2023, $18,396.2 million, or 99%, and $18,093.5 million, or 99%, were with our five largest ceded reinsurers, respectively.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

The effects of reinsurance on premiums and other considerations and policy and contract benefits were as follows:

	For the year ended December 31,
	2024	2023	2022

	(in millions)
Premiums and other considerations:
Direct	$6,822.9	$6,423.8	$5,216.5
Assumed	532.4	517.0	503.5
Ceded	(1,264.1)	(544.1)	(455.7)
Net premiums and other considerations	$6,091.2	$6,396.7	$5,264.3

Benefits, claims and settlement expenses:
Direct	$8,681.1	$8,022	$6,579.3
Assumed	1,019.8	853.7	772.1
Ceded (1)	(2,868.5)	(1,649.5)	(1,468.7)
Net benefits, claims and settlement expenses	$6,832.4	$7,226.2	$5,882.7

Liability for future policy benefits remeasurement (gain) loss:
Direct	$124.7	$466.9	$(166.5)
Assumed	126.9	269.6	(8.3)
Ceded (1)	409.6	(789.0)	(85.0)
Net liability for future policy benefits remeasurement (gain) loss	$661.2	$(52.5)	$(259.8)

(1)Includes the one-time impact of YRT reinsurance transactions in 2024.

As of December 31, 2024 and 2023, we had a $4,897.6 million and $6,078.7 million reinsurance deposit receivable, respectively.

Refer to Note 5, Investments, for information on our financing receivables valuation allowance related to the reinsurance recoverable and deposit receivable.

Cost of Reinsurance

A reinsurance asset or liability is established to spread the expected net reinsurance costs or profits over the expected term of the contracts. The cost of reinsurance asset and liability are reported in premiums due and other receivables and liability for future policy benefits and claims, respectively, on the consolidated statements of financial position. The cost of reinsurance asset and liability included on the consolidated statements of financial position were as follows:

	December 31, 2024	December 31, 2023
	(in millions)
Cost of reinsurance asset	$3,426.5	$3,529.7

Cost of reinsurance liability	$1,202.2	$673.3

Cost of reinsurance amortization, including the impacts of remeasurement, of $642.3 million, $20.4 million and $19.3 million for the years ended December 31, 2024, 2023 and 2022, respectively, was reported in benefits, claims and settlement expenses and liability for future policy benefits remeasurement (gain) loss on the consolidated statements of operations. The 2024 impacts of remeasurement include the one-time impact of YRT reinsurance transactions.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

Funds Withheld

The following assets were held in support of our reserves associated with our coinsurance with funds withheld agreements and are reported in the line items shown on the consolidated statements of financial position.

	December 31, 2024	December 31, 2023
	(in millions)
Fixed maturities, available-for-sale	$17,514.5	$19,220.7
Fixed maturities, trading	299.4	316.8
Equity securities	0.3	0.3
Mortgage loans	2,620.2	2,826.0
Other investments	1,166.7	621.4
Cash and cash equivalents	1,200.6	942.0
Accrued interest income	213.8	231.7
Net other liabilities	(287.7)	(201.9)
Net assets	$22,727.8	$23,957

Certain assets are reported at amortized cost while the fair value of those assets is reflected in the funds withheld payable. As of December 31, 2024 and 2023, we had a $22,497.9 million and $23,744.9 million funds withheld payable, which was net of a $2,906.0 million and $2,326.1 million embedded derivative asset, respectively. The change in fair value of the embedded derivative was a gain (loss) of $579.9 million, $(1,326.7) million and $3,652.8 million for the years ended December 31, 2024, 2023 and 2022, respectively.

While the economic benefits of the funds withheld assets flow to the reinsurers, we retain legal ownership of the assets within the funds withheld account. Guidelines are in place to ensure the investment risk is appropriately managed. Net investment income and net realized capital gains (losses) related to the assets on the consolidated statements of operations is reported net of the amounts that flow to reinsurers. The realized gains and losses that do not flow to reinsurers are reported in net realized capital gains (losses) on funds withheld assets on the consolidated statements of operations.

Following are the components of net investment income on the funds withheld assets that were passed to reinsurers.

	For the year ended December 31,
	2024	2023	2022
	(in millions)
Fixed maturities, available-for-sale	$1,028.2	$906.9	$745.9
Fixed maturities, trading	21.5	11.9	2.0
Equity securities	—	0.2	0.6
Mortgage loans	138.3	125.2	98.4
Cash and cash equivalents	59.5	58.9	18.2
Other	90.1	64.0	4.8
Total	1,337.6	1,167.0	870.0
Investment expenses	(41.4)	(24.7)	(20.6)
Net investment income	$1,296.2	$1,142.3	$849.4

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

Following are the components of net realized capital gains (losses) on the funds withheld assets that were passed to reinsurers.

	For the year ended December 31,
	2024	2023	2022
	(in millions)
Fixed maturities, available-for-sale	$(58.7)	$(230.9)	$(235.5)
Fixed maturities, trading	—	(0.1)	(6.4)
Equity securities	—	(1.2)	(2.4)
Mortgage loans	(1.9)	(34.1)	(24.8)
Derivatives	2.4	7.2	2.7
Other	—	—	3.3
Net realized capital losses	$(58.2)	$(259.1)	$(263.1)

14. Debt

Short-Term Debt

The components of short-term debt were as follows:

			December 31, 2024
	Financing			Short-term debt
Obligor/Applicant	structure	Maturity	Capacity	outstanding
			(in millions)
PLIC	Credit facility	October 2027	$800	$—
	Secured subscription
Principal Credit Real Estate Income Trust	facility		126.0	119.0
Total			$926	$119

			December 31, 2023
	Financing			Short-term debt
Obligor/Applicant	structure	Maturity	Capacity	outstanding
			(in millions)
PLIC	Credit facility	October 2027	$800	$—
Total			$800	$—

    Our revolving credit facility is committed and available for general corporate purposes. This credit facility also provides 100% back-stop support for our commercial paper program, of which we had no outstanding balances as of both December 31, 2024 and 2023.

    The secured subscription facility provides for revolving loans, up to a maximum aggregate availability of $150.0 million, which are secured by outstanding capital commitments of us and an unaffiliated insurance company. Borrowings are permitted for any purpose under the borrowers’ constituent documents and are required to be repaid within twelve months of issuance. The weighted-average interest rate on short-term borrowings as of December 31, 2024, was 6.84%.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

Long-Term Debt

    The components of long-term debt were as follows:

	December 31, 2024
		Net unamortized
		discount,
		premium and
		debt issuance	Carrying
	Principal	costs	amount
	(in millions)
Secured credit facilities	$21.8	$—	$21.8
Non-recourse mortgages and notes payable	3.0	(0.1)	2.9
Total long-term debt	$24.8	$(0.1)	$24.7

	December 31, 2023
		Net unamortized
		discount,
		premium and
		debt issuance	Carrying
	Principal	costs	amount
	(in millions)
Non-recourse mortgages and notes payable	$3.1	$(0.1)	$3
Total long-term debt	$3.1	$(0.1)	$3

Our secured credit facilities are primarily financings for real estate loans. As of December 31, 2024, the outstanding principal balance was $21.8 million for one loan with an interest rate of 6.47%. Outstanding debt is secured by the underlying real estate loans, which were reported as mortgage loans on our consolidated statements of financial position with a carrying value of $29.0 million as of December 31, 2024.

The non-recourse mortgages and notes payable are primarily financings for a real estate development. As of December 31, 2024 and 2023, the notes had outstanding principal balances of $2.9 million and $3.0 million, respectively, with an interest rate of 4.0%. Outstanding debt is secured by the underlying real estate properties, which were reported as real estate on our consolidated statements of financial position with a carrying value of $14.3 million and $321.7 million as of December 31, 2024 and 2023, respectively.

As of December 31, 2024, future annual maturities of long-term debt were as follows (in millions):

Year ending December 31:
2025	$21.8
2026	0.1
2027	0.1
2028	2.7
2029	—
Thereafter	—
Total future maturities of long-term debt	$24.7

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

15. Income Taxes

Income Taxes (Benefits)

    Our income taxes (benefits) were as follows:

	For the year ended December 31,
	2024	2023	2022
	(in millions)
Current income taxes (benefits):
U.S. federal	$178.2	$45.8	$(142.9)
State	24.9	19.1	21.7
Total current income taxes (benefits)	203.1	64.9	(121.2)
Deferred income taxes (benefits):
U.S. federal	16.4	(141.0)	1,231.7
State	4.8	(11.3)	(4.5)
Total deferred income taxes (benefits)	21.2	(152.3)	1,227.2
Income taxes (benefits)	$224.3	$(87.4)	$1,106

    Our income before income taxes was as follows:

	For the year ended December 31,
	2024	2023	2022
	(in millions)
Domestic	$1,593.2	$149.2	$5,785.5
Total income before income taxes	$1,593.2	$149.2	$5,785.5

Effective Income Tax Rate

Our provision for income taxes may not have the customary relationship of taxes to income. A reconciliation between the U.S. corporate income tax rate and the effective income tax rate was as follows:

	For the year ended December 31,
	2024	2023	2022
U.S. corporate income tax rate	21%	21%	21%
Dividends received deduction	(5)	(47)	(1)
Tax credits	(4)	(40)	(1)
Interest exclusion from taxable income	(2)	(15)	—
Impact of noncontrolling interest presentation	—	(3)	—
Employee compensation	—	(2)	—
Other postretirement employee benefits redesignation	—	(2)	—
Low income housing tax credit amortization	3	24	—
State income taxes	2	4	—
Nondeductible expenses	—	2	—
Other	(1)	(1)	—
Effective income tax rate	14%	(59)%	19%

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

Unrecognized Tax Benefits

    Our changes in unrecognized tax benefits were as follows:

	For the year ended December 31,
	2024	2023	2022
	(in millions)
Balance at beginning of period	$37.7	$40.6	$43.9
Additions based on tax positions related to the current year	0.3	0.3	—
Reductions for tax positions related to the current year	(3.2)	(3.2)	(3.3)
Balance at end of period (1)	$34.8	$37.7	$40.6

(1) Our 2024 effective income tax rate would not be impacted if unrecognized tax benefits were recognized. We recognize interest and penalties related to uncertain tax positions in operating expenses within the consolidated statements of operations.

As of December 31, 2024 and 2023, we had recognized $1.9 million and $1.7 million of accumulated pre-tax interest and penalties related to unrecognized tax benefits, respectively. We do not believe there is a reasonable possibility the total amount of the unrecognized tax benefits will significantly increase or decrease in the next twelve months considering recent settlements and the status of current and pending Internal Revenue Service (“IRS”) examinations.

Net Deferred Income Taxes

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Our significant components of net deferred income taxes were as follows:

	December 31,
	2024	2023
	(in millions)
Deferred income tax assets:
Net unrealized losses on available-for-sale securities	$1,273.1	$1,098.3
Net operating and capital loss carryforwards	21.3	42.9
Tax credit carryforwards	—	64.2
Employee benefits	54.1	30.0
Intangible assets	71.4	42.2
Other deferred income tax assets	—	8.5
Gross deferred income tax assets	1,419.9	1,286.1
Valuation allowance	(11.9)	(12.0)
Total deferred income tax assets	1,408.0	1,274.1
Deferred income tax liabilities:
Deferred acquisition costs	(611.6)	(622.5)
Investments, including derivatives	(207.4)	(210.1)
Funds withheld embedded derivative	(610.3)	(488.5)
Real estate	(124.6)	(136.7)
Insurance liabilities	(1,241.2)	(1,165.6)
Gain on sale of discontinued operations (1)	(166.8)	(174.5)
Other deferred income tax liabilities	(59.3)	—
Total deferred income tax liabilities	(3,021.2)	(2,797.9)
Total net deferred income tax liabilities	$(1,613.2)	$(1,523.8)

(1)Represents a deferred intercompany gain on the sale of PGI LLC to PFS, which was allocated to stockholder’s equity as the result of a taxable common control transaction on the standalone financials of the transferring entity.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

Our net deferred income taxes by jurisdiction were as follows:

	December 31,
	2024	2023
	(in millions)
Deferred income tax assets:
State	$9.2	$17.2
Net deferred income tax assets	9.2	17.2
Deferred income tax liabilities:
U.S. federal	(1,622.4)	(1,541.0)
Net deferred income tax liabilities	(1,622.4)	(1,541.0)
Total net deferred income tax liabilities	$(1,613.2)	$(1,523.8)

In management’s judgment, total deferred income tax assets are more likely than not to be realized. Included in the deferred income tax asset are tax credit carryforwards available to offset future taxable income or income taxes. As of December 31, 2024 and 2023, we had tax credit carryforwards for U.S. federal income tax purposes of $0.0 million and $64.2 million, respectively. As of December 31, 2024, these carryforwards were fully utilized before expiration.

As of December 31, 2024 and 2023, state net operating loss carryforwards were $67.1 million and $178.5 million, respectively, and will expire between 2032 and 2040. As of December 31, 2024, all accumulated state net operating loss carryforwards are anticipated to be utilized before expiration; therefore, no valuation allowance has been provided for the related deferred income tax assets. As of December 31, 2024 and 2023, valuation allowances of $11.9 million and $12.0 million, respectively, had been recorded against the income tax benefits associated primarily with net unrealized capital losses on benefit plan trusts.

Effects of Tax Legislation

We are currently monitoring global enactments of the Pillar Two model rules proposed by the Organisation for Economic Co-operation and Development, which brings forward a 15% global minimum tax. Generally, a company is required to consider the impact of new tax law on realizability of its deferred tax assets (“DTAs”), including determination of whether a change to its valuation allowance amounts is necessary. We made an accounting policy election to disregard the Pillar Two model rules when evaluating DTAs and rather recognize a current period tax expense when incurred.

The Inflation Reduction Act of 2022 (“IRA 2022”) was enacted by the U.S. government on August 16, 2022. The IRA 2022 implements a new corporate alternative minimum tax (“CAMT”) effective January 1, 2023. We are an “Applicable Corporation,” which requires computation of the U.S. federal income tax liability under two systems, the U.S. regular corporate tax (“RCT”) and the CAMT. Although the CAMT may apply in any given year when tentative minimum tax (“TMT”) exceeds the RCT liability, as a “prepayment” the CAMT generates a corresponding alternative minimum tax credit (“AMTC”). The AMTC is accounted for as a DTA with an indefinite carryover life recoverable in years when the RCT liability exceeds TMT. Our tax sharing agreement with PFG was amended in 2023 to allocate the CAMT exclusively to PFS.

The tax accounting consequences of a change in tax law is required to be recognized in the period legislation is enacted. Generally, a company is also required to consider the impact of new tax law on realizability of its DTAs, including determination of whether a change to its valuation allowance amounts is necessary. We made an accounting policy election to disregard our CAMT status when evaluating DTAs under the RCT system associated with the IRA 2022.

Other Tax Information

Income tax returns are filed in U.S. federal jurisdiction as well as various states where we and one or more of our subsidiaries conduct business. Although determined by jurisdiction, with few exceptions our tax uncertainties relate primarily to U.S. federal income tax matters. The IRS has completed examination of our consolidated U.S. federal income tax returns for years prior to 2015.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

The U.S. federal statute of limitations has expired for years prior to 2015. The IRS is currently auditing our U.S. federal income tax returns for tax years 2015-2018 and 2019-2022. The statutes remain open through normal statute extensions. We do not expect the results of these audits, subsequent related adjustments or developments in other tax areas for all open tax years to significantly change the possible increase in the amount of unrecognized tax benefits, but the outcome of tax reviews is uncertain and unforeseen results can occur.

We believe we have adequate defenses against, or sufficient provisions for, contested issues, but final resolution could take several years depending on whether legal remedies are pursued. Consequently, we do not believe issues that might arise in tax years subsequent to 2014 will have a material impact on our net income.

16. Employee and Agent Benefits

PFG provides a U.S. qualified defined benefit pension plan, covering U.S. employees that meet certain eligibility requirements and certain agents contracted on or before December 31, 2018. A final average pay benefit formula has been in place for plan participants employed prior to January 1, 2002. For agents, this formula ended on December 31, 2018, and for employees the formula ended on December 31, 2022. The final average pay benefit is based on the years of service and generally the employee's or agent's average annual compensation during the last five years prior to the earliest of termination, retirement or the formula end date. A cash balance benefit was added on January 1, 2002. A participant's cash balance account is credited with an amount based on the participant’s salary, age and service. These credits accrue with interest. For plan participants hired on and after January 1, 2002, only the cash balance benefit applies. For pre-2002 participants, the pension benefit earned prior to the final average pay formula end date is the greater of the final average pay benefit or the cash balance benefit earned before the end date. They will also earn a new cash balance benefit for service after the formula end date. We reflect pension expense through our expense allocation agreement with PFG.

In addition, PFG sponsors non-qualified defined benefit plans subject to Section 409A of the Internal Revenue Code. This plan is for certain highly compensated employees and agents to replace the benefit that cannot be provided by the qualified defined benefit pension plan due to IRS limits. These nonqualified plans generally parallel the qualified plan but offer different payment options. No agent has been able to become a new participant in the nonqualified plan after 2018.

We provide certain health care, life insurance and long-term care benefits for retired employees, their beneficiaries and covered dependents ("other postretirement benefits"). While virtually all U.S. employees continue to have access to the postretirement health care and life insurance benefits, only those U.S. employees that were hired prior to January 1, 2002, and retired prior to January 1, 2011, (post-65 medical) or January 1, 2020, (life insurance and pre-65 medical) were eligible to receive subsidized benefits. All others pay the full cost of coverage. The long-term care plan was subsidized only for those who retired prior to January 1, 2000, and is no longer accessible. The subsidy level for all benefits varies by plan, age, service and retirement date. Our policy is to fund the cost of providing retiree benefits in the years the employees are providing service, taking into account the funded status of the trust. PFG is the sponsor of the post-65 retiree medical plan for both employees and individual field agents.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

Obligations and Funded Status

    The combined funded status, reconciled to amounts recognized in the consolidated statements of financial position relating to the other postretirement employee benefits plans, was as follows:

	December 31,
	2024	2023
	(in millions)
Change in benefit obligation
Benefit obligation at beginning of year	$(56.9)	$(58.6)
Interest cost	(2.6)	(2.8)
Actuarial gain (loss)	1.5	(3.0)
Participant contributions	(6.1)	(6.1)
Benefits paid	12.3	13.6
Benefit obligation at end of year	$(51.8)	$(56.9)

Change in plan assets
Fair value of plan assets at beginning of year	$74	$70.4
Actual return on plan assets	6.4	9.6
Employer contribution	1.2	1.5
Participant contributions	6.1	6.1
Benefits paid	(12.3)	(13.6)
Fair value of plan assets at end of year	$75.4	$74

Amount recognized in statement of financial position
Other assets	$23.6	$17.1
Total	$23.6	$17.1

Amount recognized in accumulated other comprehensive income
Total net actuarial gain	$(24.1)	$(20.5)
Pre-tax accumulated other comprehensive income	$(24.1)	$(20.5)

Other Postretirement Plan Changes and Plan Gains/Losses

For the year ended December 31, 2024, the other postretirement benefit plans had an actuarial gain primarily due to an increase in discount rates. For the year ended December 31, 2023, the other postretirement benefit plans had an actuarial loss primarily due to a decrease in discount rates.

We did not have any other postretirement benefit plans with an accumulated postretirement benefit obligation in excess of plan assets.

Components of Other Postretirement Benefits Net Periodic Benefit Cost

	For the year ended December 31,
	2024	2023	2022
	(in millions)
Interest cost	$2.6	$2.8	$1.9
Expected return on plan assets	(3.4)	(3.5)	(3.8)
Recognized net actuarial gain	(0.9)	(0.7)	(0.8)
Net periodic benefit income	$(1.7)	$(1.4)	$(2.7)

We use the fair market value of assets to determine components of net periodic benefit cost.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

The components of net periodic benefit cost including the service cost component are included in operating expenses on the consolidated statements of operations.

The other postretirement plans use a straight-line amortization over the average future lifetime of its remaining covered group of retirees.

For the other postretirement benefit plans, amounts recognized in pre-tax accumulated other comprehensive (income) loss were as follows:

	For the year ended December 31,
	2024	2023
	(in millions)
Other changes recognized in accumulated other comprehensive income
Net actuarial gain	$(4.5)	$(3.1)
Amortization of net gain	0.9	0.7
Total recognized in pre-tax accumulated other comprehensive income	$(3.6)	$(2.4)
Total recognized in net periodic benefit cost and pre-tax accumulated
other comprehensive income	$(5.3)	$(3.8)

Net actuarial (gain) loss and net prior service cost benefit have been recognized in AOCI.

Assumptions

Weighted-average assumptions used for other postretirement benefit plans to determine benefit obligations as disclosed under the Obligations and Funded Status section

	December 31,
	2024	2023
Discount rate	5.35%	4.80%
Rate of compensation increase	N/A	N/A

Weighted average assumptions used for other postretirement benefit plans to determine net periodic benefit cost

	For the year ended December 31,
	2024	2023	2022
Discount rate	4.80%	5.05%	2.55%
Expected long-term return on plan assets	4.70%	5.20%	4.25%
Rate of compensation increase	N/A	N/A	N/A %

For other postretirement benefits, the discount rate is determined by projecting future benefit payments inherent in the accumulated postretirement benefit obligation, and discounting those cash flows using a spot yield curve for high quality corporate bonds. The plans’ expected benefit payments are discounted to determine a present value using the yield curve and the discount rate is the level rate that produces the same present value. The 4.7% expected long-term return on plan assets for 2024 was based on the weighted average expected long-term asset returns for the medical, life and long-term care plans.

Assumed Health Care Cost Trend Rates Used to Determine Net Periodic Benefit Cost

	December 31,
	2024	2023
Health care cost trend rate assumed for next year under age 65	7.50%	7.50%
Rate to which the cost trend rate is assumed to decline (the ultimate trend rate)	4.50%	4.50%
Year that the rate reaches the ultimate trend rate (under age 65)	2033	2032

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

Other Postretirement Benefit Plan Assets

Fair value is defined as the price that would be received to sell an asset in an orderly transaction between market participants at the measurement date (an exit price). The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels.

•Level 1 – Fair values are based on unadjusted quoted prices in active markets for identical assets.
•Level 2 – Fair values are based on inputs other than quoted prices within Level 1 that are observable for the asset, either directly or indirectly.
•Level 3 – Fair values are based on significant unobservable inputs for the asset.

Our other postretirement benefit plan assets consist of cash, investments in fixed income security portfolios and investments in equity security portfolios. Because of the nature of cash, its carrying amount approximates fair value. The fair value of fixed income investment funds, U.S. equity portfolios and international equity portfolios is based on quoted prices in active markets for identical assets.

The fair value of the other postretirement benefit plans’ assets by asset category as of the most recent measurement date was as follows:

	December 31, 2024
	Assets	Fair value hierarchy level
	measured at
	fair value	Level 1	Level 2	Level 3
	(in millions)
Asset category
Cash and cash equivalents	$0.8	$0.8	$—	$—
Fixed income security portfolios (1)	35.5	35.5	—	—
U.S. equity portfolios (2)	28.9	28.9	—	—
International equity portfolios (3)	10.2	10.2	—	—
Total	$75.4	$75.4	$—	$—

	December 31, 2023
	Assets	Fair value hierarchy level
	measured at
	fair value	Level 1	Level 2	Level 3
	(in millions)
Asset category
Cash and cash equivalents	$1.1	$1.1	$—	$—
Fixed income security portfolios (1)	34.9	34.9	—	—
U.S. equity portfolios (2)	27.6	27.6	—	—
International equity portfolios (3)	10.4	10.4	—	—
Total	$74	$74	$—	$—

(1)The portfolios invest in various fixed income securities, primarily of U.S. origin. These include, but are not limited to, corporate bonds, residential mortgage-backed securities, commercial mortgage-backed securities, U.S. Treasury securities, agency securities, asset-backed securities and collateralized mortgage obligations.
(2)The portfolios invest primarily in publicly traded equity securities of large U.S. companies.
(3)The portfolios invest primarily in publicly traded equity securities of non-U.S. companies.

    We have established an investment policy that provides the investment objectives and guidelines for the other postretirement benefit plans. Our investment strategy is to achieve the following:

•Obtain a reasonable long-term return consistent with the level of risk assumed and at a cost of operation within prudent levels. Performance benchmarks are monitored.
•Ensure sufficient liquidity to meet the emerging benefit liabilities for the plans.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

•Provide for diversification of assets in an effort to avoid the risk of large losses and maximize the investment return to the other postretirement benefit plans consistent with market and economic risk.

    In administering the other postretirement benefit plans’ asset allocation strategies, we consider the projected liability stream of benefit payments, the relationship between current and projected assets of the plan and the projected actuarial liabilities streams, the historical performance of capital markets adjusted for the perception of future short- and long-term capital market performance and the perception of future economic conditions.

According to our investment policy, the target asset allocation for the other postretirement benefit plans is:

Asset category	Target allocation
Fixed income security portfolios	50%
U.S. equity portfolios	35%
International equity portfolios	15%

Estimated Future Benefit Payments

The estimated future benefit payments, which reflect expected future service are:

Other postretirement
benefits (gross benefit
payments, including
prescription drug benefits)
(in millions)
Year ending December 31:
2025	$11
2026	10.0
2027	8.9
2028	8.0
2029	7.4
2030-2034	30.5

    The above table reflects the total estimated future benefits to be paid from the plan, including both our share of the benefit cost and the participants' share of the cost, which is funded by their contributions to the plan. The assumptions used in calculating the estimated future benefit payments are the same as those used to measure the benefit obligation for the year ended December 31, 2024.

17. Contingencies, Guarantees, Indemnifications and Leases

Litigation and Regulatory Contingencies

We are regularly involved in litigation, both as a defendant and as a plaintiff, but primarily as a defendant. Litigation naming us as a defendant ordinarily arises out of our business operations as a provider of asset management and accumulation products and services, individual life insurance, specialty benefits insurance and our investment activities. Some of the lawsuits may be class actions, or purport to be, and some may include claims for unspecified or substantial punitive and treble damages.

We may discuss such litigation in one of three ways. We accrue a charge to income and disclose legal matters for which the chance of loss is probable and for which the amount of loss can be reasonably estimated. We may disclose contingencies for which the chance of loss is reasonably possible and provide an estimate of the possible loss or range of loss or a statement that such an estimate cannot be made. Finally, we may voluntarily disclose loss contingencies for which the chance of loss is remote in order to provide information concerning matters that potentially expose us to possible losses.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

In addition, regulatory bodies such as state insurance departments, the SEC, the Department of Labor and other regulatory agencies regularly make inquiries and conduct examinations or investigations concerning our compliance with, among other things, insurance laws, securities laws, Employee Retirement Income Security Act and laws governing the activities of broker-dealers. We receive requests from regulators and other governmental authorities relating to industry issues and may receive additional requests, including subpoenas and interrogatories, in the future.

While the outcome of any pending or future litigation or regulatory matter cannot be predicted, management does not believe any such matter will have a material adverse effect on our business or financial position. To the extent such matters present a reasonably possible chance of loss, we are generally not able to estimate the possible loss or range of loss associated therewith. The outcome of such matters is always uncertain and unforeseen results can occur. It is possible that such outcomes could require us to pay damages or make other expenditures or establish accruals in amounts that we could not estimate as of December 31, 2024.

Guarantees and Indemnifications

    In the normal course of business, we have provided guarantees to our ultimate parent, PFG, related to benefit payments of the nonqualified pension plans and the nonqualified deferred compensation plans. We also provided guarantees to third parties primarily related to a former subsidiary. The terms of these agreements range in duration and often are not explicitly defined. The maximum exposure under these agreements as of December 31, 2024, was approximately $105.0 million. At inception, the fair value of such guarantees was insignificant. In addition, we believe the likelihood is remote that material payments will be required. Therefore, any liability accrued within our consolidated statements of financial position is insignificant. Should we be required to perform under these guarantees, we generally could recover a portion of the loss from third parties through recourse provisions included in agreements with such parties, the sale of assets held as collateral that can be liquidated in the event performance is required under the guarantees or other recourse generally available to us; therefore, such guarantees would not result in a material adverse effect on our business or financial position. While the likelihood is remote, such outcomes could materially affect net income in a particular quarter or annual period.

We are also subject to various other indemnification obligations issued in conjunction with divestitures, acquisitions, financing and reinsurance transactions whose terms range in duration and often are not explicitly defined. Certain portions of these indemnifications may be capped, while other portions are not subject to such limitations; therefore, the overall maximum amount of the obligation under the indemnifications cannot be reasonably estimated. At inception, the fair value of such indemnifications was insignificant. In addition, we believe the likelihood is remote that material payments will be required. Therefore, any liability accrued within our consolidated statements of financial position is insignificant. While we are unable to estimate with certainty the ultimate legal and financial liability with respect to these indemnifications, we believe that performance under these indemnifications would not result in a material adverse effect on our business or financial position. While the likelihood is remote, performance under these indemnifications could materially affect net income in a particular quarter or annual period.

Guaranty Funds

Under state insurance guaranty fund laws, insurers doing business in a state can be assessed, up to prescribed limits, for certain obligations of insolvent insurance companies to policyholders and claimants. A state’s fund assesses its members based on their pro rata market share of written premiums in the state for the classes of insurance for which the insolvent insurer was engaged. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets. We accrue liabilities for guaranty fund assessments when an assessment is probable, can be reasonably estimated and when the event obligating us to pay has occurred. While we cannot predict the amount and timing of any future assessments, we have established reserves we believe are adequate for assessments relating to insurance companies that are currently subject to insolvency proceedings. As of December 31, 2024 and 2023, the liability balance for guaranty fund assessments, which is not discounted, was $28.3 million and $20.7 million, respectively, and was reported within other liabilities in the consolidated statements of financial position. As of December 31, 2024 and 2023, $16.6 million and $9.9 million, respectively, related to premium tax offsets were included in premiums due and other receivables in the consolidated statements of financial position.

Leases

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

    As a lessee, we lease office space, data processing equipment, office furniture and office equipment under various operating leases. We also lease buildings and hardware storage equipment under finance leases. Lease assets and liabilities are recognized at the commencement of a lease based on the present value of lease payments over the lease term. We generally use our incremental borrowing rate based on the information available at the lease commencement date to determine the present value of lease payments. Lease term may include options to extend or terminate the lease when it is reasonably certain we will exercise the option. Leases with an initial term of twelve months or less are not recorded on the consolidated statements of financial position. We recognize lease expense for leases on a straight-line basis over the lease term. Some of our lease agreements include payments for property taxes, insurance, utilities or common area maintenance, which are not based on an index or rate. These payments are recognized in net income in the period in which the obligation has occurred.

    We sublease certain office space to third parties, which are primarily operating leases. We record sublease income on a straight-line basis over the lease term.

    The lease assets and liabilities were as follows:

	December 31,
	2024	2023
	(in millions)
Assets
Operating lease assets (1)	$95.4	$113
Finance lease assets (1)	67.6	73.8
Total lease assets	$163	$186.8

Liabilities
Operating lease liabilities (2)	$88.1	$104.5
Finance lease liabilities (2)	69.0	74.8
Total lease liabilities	$157.1	$179.3

(1)Operating and finance lease assets are primarily reported within property and equipment on the consolidated statements of financial position.
(2)Operating and finance lease liabilities are reported within other liabilities on the consolidated statements of financial position.

The lease cost was as follows:

	For the year ended December 31,
	2024	2023	2022
	(in millions)
Finance lease cost (1):
Amortization of right-of-use assets	$29.8	$32.9	$34
Interest on lease liabilities	2.6	1.9	1.2
Operating lease cost (1)	29.6	28.9	34.6
Other lease cost (1) (2)	6.7	6.6	9.5
Sublease income (3)	(0.5)	(0.3)	(1.5)
Total lease cost	$68.2	$70	$77.8

(1)Finance, operating and other lease costs are primarily included in operating expenses on the consolidated statements of operations.
(2)Other lease cost primarily reflects variable and short-term lease costs.
(3)Sublease income is included in fees and other revenues on the consolidated statements of operations.

Payments for operating leases for the years ended December 31, 2024, 2023 and 2022, were $27.4 million, $32.4 million and $32.0 million, respectively. Payments for finance leases for the years ended December 31, 2024, 2023 and 2022, were $32.0 million, $34.3 million and $35.1 million, respectively. The following represents future payments due by period for lease obligations:

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

	Operating leases	Finance leases	Total
	(in millions)
For the twelve months ending December 31:
2025	$23	$29.1	$52.1
2026	20.4	24.5	44.9
2027	17.0	14.9	31.9
2028	12.4	4.3	16.7
2029	7.0	—	7.0
2030 and thereafter	20.1	—	20.1
Total lease payments	99.9	72.8	172.7
Less: interest	11.8	3.8	15.6
Present value of lease liabilities	$88.1	$69	$157.1

    The weighted-average remaining lease term and weighted-average discount rates were as follows:

	For the year ended December 31,
	2024	2023	2022
Weighted-average remaining lease term (in years):
Operating leases	7.0	7.3	7.7
Finance leases	2.8	3.0	2.8

Weighted-average discount rate:
Operating leases	3.1%	2.9%	2.5%
Finance leases	4.0%	3.5%	1.7%

18. Stockholder's Equity

Other Comprehensive Income (Loss)

	For the year ended December 31, 2024
	Pre-Tax	Tax	After-Tax
	(in millions)
Net unrealized losses on available-for-sale securities during the period	$(996.6)	$205.4	$(791.2)
Reclassification adjustment for losses included in net income (1)	121.4	(25.6)	95.8
Adjustments for assumed changes in amortization patterns	9.8	(2.1)	7.7
Adjustments for assumed changes in policyholder liabilities	10.8	(2.3)	8.5
Net unrealized losses on available-for-sale securities	(854.6)	175.4	(679.2)

Net unrealized gains on derivative instruments during the period	71.2	(15.0)	56.2
Reclassification adjustment for gains included in net income (2)	(3.5)	0.8	(2.7)
Adjustments for assumed changes in amortization patterns	0.5	(0.1)	0.4
Net unrealized gains on derivative instruments	68.2	(14.3)	53.9

Liability for future policy benefits discount rate remeasurement gain (3)	1,099.6	(231.0)	868.6

Market risk benefit nonperformance risk loss (4)	(11.3)	2.4	(8.9)

Unrecognized postretirement benefit obligation during the period	4.5	(0.9)	3.6
Amortization of amounts included in net periodic benefit cost (5)	(0.9)	0.2	(0.7)
Net unrecognized postretirement benefit obligation	3.6	(0.7)	2.9

Other comprehensive income	$305.5	$(68.2)	$237.3

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

	For the year ended December 31, 2023
	Pre-Tax	Tax	After-Tax
	(in millions)
Net unrealized gains on available-for-sale securities during the period	$2,069.1	$(438.8)	$1,630.3
Reclassification adjustment for losses included in net income (1)	355.1	(74.8)	280.3
Adjustments for assumed changes in amortization patterns	(2.5)	0.6	(1.9)
Adjustments for assumed changes in policyholder liabilities	0.7	(0.1)	0.6
Net unrealized gains on available-for-sale securities	2,422.4	(513.1)	1,909.3

Net unrealized losses on derivative instruments during the period	(44.9)	9.4	(35.5)
Reclassification adjustment for gains included in net income (2)	(7.4)	1.6	(5.8)
Adjustments for assumed changes in amortization patterns	(0.9)	0.2	(0.7)
Adjustments for assumed changes in policyholder liabilities	0.2	—	0.2
Net unrealized losses on derivative instruments	(53.0)	11.2	(41.8)

Liability for future policy benefits discount rate remeasurement loss (3)	(496.5)	104.3	(392.2)

Market risk benefit nonperformance risk loss (4)	(39.4)	8.3	(31.1)

Unrecognized postretirement benefit obligation during the period	3.0	(0.7)	2.3
Amortization of amounts included in net periodic benefit cost (5)	(0.7)	0.2	(0.5)
Net unrecognized postretirement benefit obligation	2.3	(0.5)	1.8

Other comprehensive income	$1,835.8	$(389.8)	$1,446

	For the year ended December 31, 2022
	Pre-Tax	Tax	After-Tax
	(in millions)
Net unrealized losses on available-for-sale securities during the period	$(12,980.2)	$2,753	$(10,227.2)
Reclassification adjustment for losses included in net income (1)	333.3	(70.4)	262.9
Adjustments for assumed changes in amortization patterns	(3.7)	0.7	(3.0)
Adjustments for assumed changes in policyholder liabilities	273.2	(57.3)	215.9
Net unrealized losses on available-for-sale securities	(12,377.4)	2,626.0	(9,751.4)

Net unrealized losses on derivative instruments during the period	(1.4)	0.4	(1.0)
Reclassification adjustment for gains included in net income (2)	(28.0)	5.8	(22.2)
Adjustments for assumed changes in amortization patterns	(0.1)	—	(0.1)
Adjustments for assumed changes in policyholder liabilities	0.4	(0.2)	0.2
Net unrealized losses on derivative instruments	(29.1)	6.0	(23.1)

Liability for future policy benefits discount rate remeasurement gain (3)	6,295.5	(1,322.1)	4,973.4

Market risk benefit nonperformance risk gain (4)	141.2	(29.7)	111.5

Unrecognized postretirement benefit obligation during the period	(1.7)	0.3	(1.4)
Amortization of amounts included in net periodic benefit cost (5)	(0.8)	0.2	(0.6)
Net unrecognized postretirement benefit obligation	(2.5)	0.5	(2.0)

Other comprehensive loss	$(5,972.3)	$1,280.7	$(4,691.6)

(1)     Pre-tax reclassification adjustments relating to available-for-sale securities are reported in net realized capital gains (losses) and net realized capital gains (losses) on funds withheld assets on the consolidated statements of operations.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

(2) See Note 6, Derivative Financial Instruments, under the caption “Effect of Fair Value and Cash Flow Hedges on Consolidated Statements of Operations” for further details.
(3) Includes the discount rate remeasurement gain (loss) associated with the LFPB and the associated reinsurance recoverable. See Note 11, Future Policy Benefits and Claims, under the caption “Liability for Future Policy Benefits” for further details.
(4) See Note 12, Market Risk Benefits, for further details.
(5) Amount is comprised of amortization of prior service cost (benefit) and recognized net actuarial (gain) loss, which is reported in operating expenses on the consolidated statements of operations. See Note 16, Employee and Agent Benefits, under the caption “Components of Net Periodic Benefit Cost” for further details.

Accumulated Other Comprehensive Loss

	Net unrealized	Net unrealized	LFPB		Unrecognized	Accumulated
	gains (losses) on	gains (losses) on	discount rate	MRB	postretirement	other
	available-for-sale	derivative	remeasurement	nonperformance	benefit	comprehensive
	securities (1)	instruments	gain (loss)	risk gain (loss)	obligation	income (loss)
	(in millions)
Balances as of January 1, 2022	$3,704.3	$57	$(3,688.7)	$(86.5)	$16.4	$2.5
Other comprehensive loss during
the period, net of adjustments	(10,014.3)	(0.9)	4,973.4	111.5	(1.4)	(4,931.7)
Amounts reclassified from AOCI	262.9	(22.2)	—	—	(0.6)	240.1
Other comprehensive loss	(9,751.4)	(23.1)	4,973.4	111.5	(2.0)	(4,691.6)
Adjustments for reinsurance (2)	108.3	6.1	—	—	—	114.4
Balances as of December 31, 2022	(5,938.8)	40.0	1,284.7	25.0	14.4	(4,574.7)
Other comprehensive income during
the period, net of adjustments	1,629.0	(36.0)	(392.2)	(31.1)	2.3	1,172.0
Amounts reclassified from AOCI	280.3	(5.8)	—	—	(0.5)	274.0
Other comprehensive income	1,909.3	(41.8)	(392.2)	(31.1)	1.8	1,446.0
Balances as of December 31, 2023	(4,029.5)	(1.8)	892.5	(6.1)	16.2	(3,128.7)
Other comprehensive income during
the period, net of adjustments	(775.0)	56.6	868.6	(8.9)	3.6	144.9
Amounts reclassified from AOCI	95.8	(2.7)	—	—	(0.7)	92.4
Other comprehensive income	(679.2)	53.9	868.6	(8.9)	2.9	237.3
Balances as of December 31, 2024	$(4,708.7)	$52.1	$1,761.1	$(15)	$19.1	$(2,891.4)

(1)Net unrealized losses on available-for-sale securities for which an allowance for credit loss has been recorded were $1.4 million, $1.5 million and $1.8 million as of December 31, 2024, 2023 and 2022, respectively.
(2)Reflects the January 1, 2022, balance associated with our exited ULSG business that was ceded to an unaffiliated reinsurance company.

Noncontrolling Interest

Interests held by unaffiliated parties in consolidated entities are reflected in noncontrolling interest, which represents the noncontrolling partners’ share of the underlying net assets of our consolidated subsidiaries. Noncontrolling interest that is not redeemable is reported in the equity section of the consolidated statements of financial position.

The noncontrolling interest holder in one of our consolidated entities maintains an equity interest that is redeemable at the option of the holder, which can be exercised on varying future dates. Since redemption of the noncontrolling interest is outside of our control, this interest is presented on the consolidated statements of financial position line item titled “Redeemable noncontrolling interest”.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

Following is a reconciliation of the changes in the redeemable noncontrolling interest (in millions):

	For the year ended December 31,
	2024	2023	2022
	(in millions)
Beginning balance	$—	$—	$—
Net income attributable to redeemable noncontrolling interest	0.4	—	—
Contributions from redeemable noncontrolling interest	5.0	—	—
Distributions to redeemable noncontrolling interest	(0.4)	—	—
Ending balance	$5.0	$—	$—

Dividend Limitations

Under Iowa law, we may pay dividends or make other distributions only from the earned surplus arising from our business and must receive the prior approval of the Commissioner of Insurance of the State of Iowa (“the Commissioner”) to pay stockholder dividends or make any other distribution if such distribution would exceed certain statutory limitations. Iowa law gives the Commissioner discretion to disapprove requests for distributions in excess of these limitations. Extraordinary dividends include those made, together with dividends and other distributions, within the preceding twelve months that exceed the greater of (i) 10% of our statutory policyholder surplus as of the previous year-end excluding admitted disallowed interest maintenance reserve or (ii) the statutory net gain from operations from the previous calendar year, not to exceed earned surplus. Based on this limitation and 2024 statutory results, we could pay approximately $1,313.1 million in ordinary stockholder dividends in 2025 without prior regulatory approval. However, because the dividend test is based on dividends previously paid over rolling twelve-month periods, if paid before a specified date during 2025, some or all of such dividends may be extraordinary and require regulatory approval.

19. Fair Value Measurements

We use fair value measurements to record fair value of certain assets and liabilities and to estimate fair value of financial instruments not recorded at fair value but required to be disclosed at fair value. Certain financial instruments, particularly policyholder liabilities other than investment contracts, are excluded from these fair value disclosure requirements.

Valuation Hierarchy

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels. The level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety considering factors specific to the asset or liability.

•Level 1 – Fair values are based on unadjusted quoted prices in active markets for identical assets or liabilities.
•Level 2 – Fair values are based on inputs other than quoted prices within Level 1 that are observable for the asset or liability, either directly or indirectly.
•Level 3 – Fair values are based on at least one significant unobservable input for the asset or liability.

Determination of Fair Value

The following discussion describes the valuation methodologies and inputs used for assets and liabilities measured at fair value on a recurring basis. The techniques utilized in estimating the fair value of financial instruments are reliant on the assumptions used. Care should be exercised in deriving conclusions about our business, its value or financial position based on the fair value information of financial instruments presented below.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

Fair value estimates are made based on available market information and judgments about the financial instrument at a specific point in time. Such estimates do not consider the tax impact of the realization of unrealized gains or losses. In addition, the disclosed fair value may not be realized in the immediate settlement of the financial instrument. We validate prices through an investment analyst review process, which includes validation through direct interaction with external sources, review of recent trade activity or use of internal models. In circumstances where broker quotes are used to value an instrument, we generally receive one non-binding quote. Broker quotes are validated through an investment analyst review process, which includes validation through direct interaction with external sources and use of internal models or other relevant information. We did not make any significant changes to our valuation processes during 2024.

Fixed Maturities

Fixed maturities include bonds, ABS, redeemable preferred stock and certain non-redeemable preferred securities. When available, the fair value of fixed maturities is based on quoted prices of identical assets in active markets. These are reflected in Level 1 and primarily include U.S. Treasury bonds and actively traded redeemable corporate preferred securities.

When quoted prices of identical assets in active markets are not available, our first priority is to obtain prices from third party pricing vendors. We have regular interaction with these vendors to ensure we understand their pricing methodologies and to confirm they are utilizing observable market information. Their methodologies vary by asset class and include inputs such as estimated cash flows, benchmark yields, reported trades, broker quotes, credit quality, industry events and economic events. Fixed maturities with validated prices from pricing services, which includes the majority of our public fixed maturities in all asset classes, are generally reflected in Level 2. Also included in Level 2 are corporate bonds when quoted market prices are not available, for which an internal model using substantially all observable inputs or a matrix pricing valuation approach is used. In the matrix approach, securities are grouped into pricing categories that vary by sector, rating and average life. Each pricing category is assigned a risk spread based on studies of observable public market data for specific security classes. The expected cash flows of the security are then discounted back at the current Treasury curve plus the appropriate risk spread. Although the matrix valuation approach provides a fair valuation of each pricing category, the valuation of an individual security within each pricing category may also be impacted by company specific factors.

If we are unable to price a fixed maturity security using prices from third party pricing vendors or other sources specific to the asset class, we may obtain a broker quote or utilize an internal pricing model specific to the asset utilizing relevant market information, to the extent available and where at least one significant unobservable input is utilized. These are reflected in Level 3 in the fair value hierarchy and can include fixed maturities across all asset classes. As of December 31, 2024, approximately 3% of our total fixed maturities were Level 3 securities valued using internal pricing models.

The primary inputs, by asset class, for valuations of the majority of our Level 2 investments from third party pricing vendors or our internal pricing valuation approach are described below.

U.S. Government and Agencies/Non-U.S. Governments. Inputs include recently executed market transactions, interest rate yield curves, maturity dates, market price quotations and credit spreads relating to similar instruments.

States and Political Subdivisions. Inputs include Municipal Securities Rulemaking Board reported trades, U.S. Treasury and other benchmark curves, material event notices, new issue data and obligor credit ratings.

Corporate. Inputs include recently executed transactions, market price quotations, benchmark yields, issuer spreads and observations of equity and credit default swap curves related to the issuer. For private placement corporate securities valued through the matrix valuation approach inputs include the current Treasury curve and risk spreads based on sector, rating and average life of the issuance.

RMBS, CMBS, Collateralized Debt Obligations and Other Debt Obligations. Inputs include cash flows, priority of the tranche in the capital structure, expected time to maturity for the specific tranche, reinvestment period remaining and performance of the underlying collateral including prepayments, defaults, deferrals, loss severity of defaulted collateral and, for RMBS, prepayment speed assumptions. Other inputs include market indices and recently executed market transactions.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

Equity Securities

Equity securities include mutual funds, common stock and non-redeemable preferred stock. Fair values of equity securities are determined using quoted prices in active markets for identical assets when available, which are reflected in Level 1. When quoted prices are not available, we may utilize internal valuation methodologies appropriate for the specific asset that use observable inputs such as underlying share prices or the net asset value (“NAV”), which are reflected in Level 2. Fair values might also be determined using broker quotes or through the use of internal models or analysis that incorporate significant assumptions deemed appropriate given the circumstances and consistent with what other market participants would use when pricing such securities, which are reflected in Level 3.

Mortgage Loans

Mortgage loans reported at fair value include those of a consolidated VIE for which the fair value option was elected. Fair values of commercial mortgage loans are primarily determined by discounting the expected cash flows at current treasury rates plus an applicable risk spread, which reflects credit quality and maturity of the loans. The risk spread is based on market clearing levels for loans with comparable credit quality, maturities and risk. These are reflected in Level 3. Mortgage loans valued using securitized pricing based on observable market data should be reflected in Level 2 of the fair value hierarchy.

Derivatives

The fair values of exchange-traded derivatives are determined through quoted market prices, which are reflected in Level 1. Exchange-traded derivatives include futures that are settled daily, which reduces their fair value in the consolidated statements of financial position. The fair values of OTC cleared derivatives are determined through market prices published by the clearinghouses, which are reflected in Level 2. The clearinghouses utilize the SOFR curve in their valuation. Variation margin associated with OTC cleared derivatives is settled daily, which reduces their fair value in the consolidated statements of financial position. The fair values of bilateral OTC derivative instruments are determined using either pricing valuation models that utilize market observable inputs or broker quotes. The majority of our bilateral OTC derivatives are valued with models that use market observable inputs, which are reflected in Level 2. Significant inputs include contractual terms, interest rates, currency exchange rates, credit spread curves, equity prices and volatilities. These valuation models consider projected discounted cash flows, relevant swap curves and appropriate implied volatilities. Certain bilateral OTC derivatives utilize unobservable market data, primarily independent broker quotes that are nonbinding quotes based on models that do not reflect the result of market transactions, which are reflected in Level 3.

Our non-cleared derivative contracts are generally documented under ISDA Master Agreements, which provide for legally enforceable set-off and close-out netting of exposures to specific counterparties. Collateral arrangements are bilateral and based on current ratings of each entity. We utilize the SOFR curve to value our positions. Counterparty credit risk is routinely monitored to ensure our adjustment for nonperformance risk is appropriate. Our centrally cleared derivative contracts are conducted with regulated centralized clearinghouses, which provide for daily exchange of cash collateral or variation margin equal to the difference in the daily market values of those contracts that eliminates the nonperformance risk on these trades.

Interest Rate Contracts. For non-cleared contracts, which include interest rate swaps and interest rate options, we use discounted cash flow valuation techniques to determine the fair value using observable swap curves as the inputs. These are reflected in Level 2. We have forward contracts for which we obtain prices from third party pricing vendors. These are reflected in Level 2. For centrally cleared contracts we use published prices from clearinghouses. These are reflected in Level 2. In addition, we have forward contracts that are valued using broker quotes. These are reflected in Level 3.

Foreign Exchange Contracts. We use discounted cash flow valuation techniques that utilize observable swap curves and exchange rates as the inputs to determine the fair value of foreign currency swaps. These are reflected in Level 2. Currency forwards are valued using observable market inputs, including forward currency exchange rates. These are reflected in Level 2. In addition, we had a limited number of non-standard currency swaps that were valued using broker quotes. These were reflected within Level 3.

Equity Contracts. We use an option pricing model using observable implied volatilities, dividend yields, index prices and swap curves as the inputs to determine the fair value of equity options. Certain total return swaps use an accrual method

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

comparing both cash flows to determine fair value. These are reflected in Level 2. Certain equity option contracts are valued using broker quotes. These are reflected in Level 3.

Credit Contracts. We use either the ISDA Credit Default Swap Standard discounted cash flow model that utilizes observable default probabilities and recovery rates as inputs to determine the fair value of credit default swaps. These are reflected in Level 2. In addition, we have total return swaps and a limited number of credit default swaps that are valued using broker quotes. These are reflected within Level 3.

Other Investments

Other investments reported at fair value include invested assets of consolidated sponsored investment funds, unconsolidated sponsored investment funds, other investment funds reported at fair value, other loans of a consolidated VIE for which the fair value option was elected and certain redeemable and nonredeemable preferred stock.

The fair value of investment funds is determined using the NAV of the fund. The NAV of the fund represents the price at which we would be able to initiate a transaction. Investments for which the NAV represents a quoted price in an active market for identical assets are reflected in Level 1. Investments that do not have a quoted price in an active market are reflected in Level 2.

Other loans of a consolidated VIE for which the fair value option was elected are reflected in Level 3. The fair value of these loans is estimated using a discounted cash flow valuation model that utilizes standard assumption-setting methodology accepted by market participants in the industry. The assumptions are formed based on historical performance of the loans and utilizes market data inputs such as charge-off rates, prepayment rates, recovery rates and discount rates.

Cash Equivalents

Certain cash equivalents are reported at fair value on a recurring basis and include money market instruments and other short-term investments with maturities of three months or less. Fair values of these cash equivalents may be determined using public quotations, when available, which are reflected in Level 1. When public quotations are not available, because of the highly liquid nature of these assets, carrying amounts may be used to approximate fair values, which are reflected in Level 2.

Separate Account Assets

Separate account assets include equity securities, debt securities, cash equivalents and derivative instruments, for which fair values are determined as previously described, and are reflected in Level 1, Level 2 and Level 3. Separate account assets also include commercial mortgage loans, for which the fair value is estimated by discounting the expected total cash flows using market rates that are applicable to the yield, credit quality and maturity of the loans. The market clearing spreads vary based on mortgage type, weighted average life, rating and liquidity. These are reflected in Level 3. Finally, separate account assets include real estate, for which the fair value is estimated using discounted cash flow valuation models that utilize various public real estate market data inputs. In addition, each property is appraised annually by an independent appraiser. The real estate included in separate account assets is recorded net of related mortgage encumbrances for which the fair value is estimated using discounted cash flow analysis based on our incremental borrowing rate for similar borrowing arrangements. The real estate within the separate accounts is reflected in Level 3.

Market Risk Benefits

MRBs are measured at fair value at the contract level on a recurring basis and are reflected in Level 3 as either an asset or a liability, depending on certain inputs at the reporting date. The key assumptions for calculating the fair value are market assumptions and policyholder behavior. Risk margins are included in the policyholder behavior assumptions. The assumptions are based on a combination of historical data and actuarial judgment. The MRBs are valued using stochastic models that incorporate a spread reflecting our own nonperformance risk.

The assumption for our own nonperformance risk is based on current market credit spreads for debt-like instruments we have issued and are available in the market. Refer to Note 12, Market Risk Benefits, for further information on the determination of fair value measurement of MRBs.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

Investment and Universal Life Contracts

Certain universal life, annuity and other investment contracts include embedded derivatives that have been bifurcated from the host contract and are measured at fair value on a recurring basis, which are reflected in Level 3. The key assumptions for calculating the fair value of the embedded derivative liabilities are market assumptions (such as equity market returns, interest rate levels, market volatility and correlations) and policyholder behavior assumptions (such as lapse and mortality). Risk margins are included in the policyholder behavior assumptions. The assumptions are based on a combination of historical data and actuarial judgment. The embedded derivative liabilities are valued using models that incorporate a spread reflecting our own creditworthiness.

The assumption for our own nonperformance risk for investment contracts and any embedded derivatives bifurcated from certain universal life, annuity and investment contracts is based on the current market credit spreads for debt-like instruments we have issued and are available in the market.

Funds Withheld Payable

The funds withheld payable includes an embedded derivative that has been bifurcated from the host contract and is measured at fair value on a recurring basis, which is reflected in Level 3. The fair value is determined based on the change in the estimated fair value of the underlying funds withheld investments. The fair value of these assets is determined as previously described.

Long-Term Debt

Long-term debt reported at fair value includes that of a consolidated VIE for which the fair value option was elected. The long-term debt is a secured credit facility that is primarily financing for commercial real estate loans. The fair value is estimated using discounted cash flow analysis based on our incremental borrowing rate for similar borrowing arrangements. These are reflected in Level 2.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

Assets and Liabilities Measured at Fair Value on a Recurring Basis

    Assets and liabilities measured at fair value on a recurring basis were as follows:

	December 31, 2024
	Assets/	Amount
	(liabilities)	measured at	Fair value hierarchy level
	measured at	net asset
	fair value	value (5)	Level 1	Level 2	Level 3
	(in millions)
Assets
Fixed maturities, available-for-sale:
U.S. government and agencies	$1,434.9	$—	$1,178	$256.9	$—
Non-U.S. governments	482.0	—	—	482.0	—
States and political subdivisions	6,038.9	—	—	5,973.8	65.1
Corporate	33,357.2	—	29.1	30,977.7	2,350.4
Residential mortgage-backed pass-
through securities	3,319.6	—	—	3,319.6	—
Commercial mortgage-backed securities	5,177.1	—	—	5,174.4	2.7
Collateralized debt obligations (1)	6,556.6	—	—	6,556.6	—
Other debt obligations	8,894.1	—	—	7,415.8	1,478.3
Total fixed maturities, available-for-sale	65,260.4	—	1,207.1	60,156.8	3,896.5
Fixed maturities, trading	890.7	—	—	459.4	431.3
Equity securities	804.6	—	773.9	30.7	—
Mortgage loans	140.6	—	—	—	140.6
Derivative assets (2)	629.7	—	—	608.3	21.4
Other investments	237.1	106.7	—	—	130.4
Cash equivalents	2,421.9	—	199.9	2,222.0	—
Market risk benefit asset (3)	199.5	—	—	—	199.5
Sub-total excluding separate account
assets	70,584.5	106.7	2,180.9	63,477.2	4,819.7

Separate account assets	138,860.2	7,573.6	111,650.4	18,909.5	726.7
Total assets	$209,444.7	$7,680.3	$113,831.3	$82,386.7	$5,546.4

Liabilities
Investment and universal life contracts (4)	$(578.2)	$—	$—	$—	$(578.2)
Market risk benefit liability (3)	(62.1)	—	—	—	(62.1)
Funds withheld payable embedded
derivative (4)	2,906.0	—	—	—	2,906.0
Long-term debt	(21.8)	—	—	(21.8)	—
Derivative liabilities (2)	(471.4)	—	—	(463.7)	(7.7)
Total liabilities	$1,772.5	$—	$—	$(485.5)	$2,258

Net assets	$211,217.2	$7,680.3	$113,831.3	$81,901.2	$7,804.4

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

	December 31, 2023
	Assets/	Amount
	(liabilities)	measured at	Fair value hierarchy level
	measured at	net asset
	fair value	value (5)	Level 1	Level 2	Level 3
	(in millions)
Assets
Fixed maturities, available-for-sale:
U.S. government and agencies	$1,504.9	$—	$1,210.8	$294.1	$—
Non-U.S. governments	479.9	—	—	479.9	—
States and political subdivisions	6,613.3	—	—	6,545.1	68.2
Corporate	33,079.5	—	30.9	30,742.7	2,305.9
Residential mortgage-backed pass-
through securities	2,824.9	—	—	2,824.9	—
Commercial mortgage-backed securities	4,743.4	—	—	4,740.4	3.0
Collateralized debt obligations (1)	5,397.8	—	—	5,322.4	75.4
Other debt obligations	7,886.5	—	—	6,703.9	1,182.6
Total fixed maturities, available-for-sale	62,530.2	—	1,241.7	57,653.4	3,635.1
Fixed maturities, trading	715.3	—	27.7	307.8	379.8
Equity securities	43.0	—	14.9	28.1	—
Derivative assets (2)	253.0	—	—	246.9	6.1
Other investments	238.3	73.7	—	—	164.6
Cash equivalents	3,010.2	—	449.6	2,560.6	—
Market risk benefit asset (3)	153.4	—	—	—	153.4
Sub-total excluding separate account
assets	66,943.4	73.7	1,733.9	60,796.8	4,339.0

Separate account assets	131,641.7	8,692.0	103,598.9	18,598.0	752.8
Total assets	$198,585.1	$8,765.7	$105,332.8	$79,394.8	$5,091.8

Liabilities
Investment and universal life contracts (4)	$(115.5)	$—	$—	$—	$(115.5)
Market risk benefit liability (3)	(111.9)	—	—	—	(111.9)
Funds withheld payable embedded
derivative (4)	2,326.1	—	—	—	2,326.1
Derivative liabilities (2)	(473.4)	—	—	(472.6)	(0.8)
Total liabilities	$1,625.3	$—	$—	$(472.6)	$2,097.9

Net assets	$200,210.4	$8,765.7	$105,332.8	$78,922.2	$7,189.7

(1)Primarily consists of collateralized loan obligations backed by secured corporate loans.
(2)Within the consolidated statements of financial position, derivative assets are reported with other investments and derivative liabilities are reported with other liabilities. The amounts are presented gross in the tables above to reflect the presentation on the consolidated statements of financial position; however, are presented net for purposes of the rollforward in the Changes in Level 3 Fair Value Measurements tables. Refer to Note 6, Derivative Financial Instruments, for further information on fair value by class of derivative instruments.
(3)Refer to Note 12, Market Risk Benefits, for further information on the change in the Level 3 fair value measurements of MRBs.
(4)Includes bifurcated embedded derivatives that are reported at net asset (liability) fair value within the same line item in the consolidated statements of financial position in which the host contract is reported. The funds withheld payable embedded derivative could be in either an asset or (liability) position.
(5)Certain investments are measured at fair value using the NAV per share (or its equivalent) practical expedient and have not been classified in the fair value hierarchy. Other investments using the NAV practical expedient consist of certain fund interests that are restricted until maturity with unfunded commitments totaling $3.1 million and $7.1 million as of December 31, 2024 and 2023, respectively. Separate account assets using the NAV practical expedient consist of certain funds with varying investment strategies that also have a variety of redemption terms and conditions. We do not have unfunded commitments associated with these funds.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

Changes in Level 3 Fair Value Measurements

The reconciliation for all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) was as follows:

	For the year ended December 31, 2024

	Beginning			Net			Ending
	asset/	Total realized/unrealized		purchases,			asset/
	(liability)	gains (losses)		sales,			(liability)
	balance		Included in	issuances			balance
	as of	Included	other	and	Transfers	Transfers	as of
	January 1,	in net	comprehensive	settlements	into	out of	December 31,
	2024	income (2)	income (3)	(4)	Level 3	Level 3	2024
	(in millions)
Assets
Fixed maturities, available-
for-sale:
States and political
subdivisions	$68.2	$—	$(1.5)	$0.8	$15.5	$(17.9)	$65.1
Corporate	2,305.9	(28.2)	(25.1)	38.9	58.9	—	2,350.4
Commercial mortgage-backed
securities	3.0	—	—	(0.3)	—	—	2.7
Collateralized debt obligations	75.4	—	(0.7)	(71.7)	—	(3.0)	—
Other debt obligations	1,182.6	0.2	(0.8)	267.7	140.2	(111.6)	1,478.3
Total fixed maturities,
available-for-sale	3,635.1	(28.0)	(28.1)	235.4	214.6	(132.5)	3,896.5
Fixed maturities, trading	379.8	(1.5)	—	53.0	—	—	431.3
Mortgage loans	—	—	—	140.6	—	—	140.6
Other investments	164.6	(22.9)	—	(11.3)	—	—	130.4
Separate account assets (1)	752.8	(17.5)	—	(8.6)	—	—	726.7

Liabilities
Investment and universal life
contracts	(115.5)	(166.1)	—	(296.6)	—	—	(578.2)
Funds withheld payable
embedded derivative	2,326.1	579.9	—	—	—	—	2,906.0

Derivatives
Net derivative assets (liabilities)	5.3	8.3	—	0.4	0.1	(0.4)	13.7

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

	For the year ended December 31, 2023

	Beginning			Net			Ending
	asset/	Total realized/unrealized		purchases,			asset/
	(liability)	gains (losses)		sales,			(liability)
	balance		Included in	issuances			balance
	as of	Included	other	and	Transfers	Transfers	as of
	January 1,	in net	comprehensive	settlements	into	out of	December 31,
	2023	income (2)	income (3)	(4)	Level 3	Level 3	2023
	(in millions)
Assets
Fixed maturities, available-
for-sale:
States and political
subdivisions	$69.1	$—	$0.8	$(1.7)	$—	$—	$68.2
Corporate	1,568.3	(4.5)	13.3	593.6	212.4	(77.2)	2,305.9
Commercial mortgage-backed
securities	3.4	—	—	(0.4)	—	—	3.0
Collateralized debt obligations	56.2	—	1.9	165.8	—	(148.5)	75.4
Other debt obligations	467.8	1.3	1.2	537.0	239.5	(64.2)	1,182.6
Total fixed maturities,
available-for-sale	2,164.8	(3.2)	17.2	1,294.3	451.9	(289.9)	3,635.1
Fixed maturities, trading	106.2	2.4	—	271.2	—	—	379.8
Other investments	1.4	(5.7)	—	168.9	—	—	164.6
Separate account assets (1)	1,034.1	(7.9)	—	(273.4)	—	—	752.8

Liabilities
Investment and universal life
contracts	(46.3)	(37.8)	—	(31.4)	—	—	(115.5)
Funds withheld payable
embedded derivative	3,652.8	(1,326.7)	—	—	—	—	2,326.1

Derivatives
Net derivative assets (liabilities)	(4.0)	6.1	—	3.1	0.1	—	5.3

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

	For the year ended December 31, 2022

	Beginning			Net			Ending
	asset/	Total realized/unrealized		purchases,			asset/
	(liability)	gains (losses)		sales,			(liability)
	balance		Included in	issuances			balance
	as of	Included	other	and	Transfers	Transfers	as of
	January 1,	in net	comprehensive	settlements	into	out of	December 31,
	2022	income (2)	income (3)	(4)	Level 3	Level 3	2022
	(in millions)
Assets
Fixed maturities, available-
for-sale:
States and political
subdivisions	$92.4	$—	$(23.5)	$(1.6)	$12	$(10.2)	$69.1
Corporate	834.3	(4.8)	(28.6)	626.3	176.3	(35.2)	1,568.3
Commercial mortgage-backed
securities	19.2	—	(1.0)	(4.6)	—	(10.2)	3.4
Collateralized debt obligations	85.8	—	(1.0)	151.8	—	(180.4)	56.2
Other debt obligations	42.1	(0.3)	(20.4)	474.2	—	(27.8)	467.8
Total fixed maturities,
available-for-sale	1,073.8	(5.1)	(74.5)	1,246.1	188.3	(263.8)	2,164.8
Fixed maturities, trading	4.9	(0.6)	—	72.9	29.0	—	106.2
Other investments	1.4	—	—	—	—	—	1.4
Separate account assets (1)	946.0	112.0	—	(23.9)	—	—	1,034.1

Liabilities
Investment and universal life
contracts	(83.2)	36.1	—	0.8	—	—	(46.3)
Funds withheld payable
embedded derivative	—	3,652.8	—	—	—	—	3,652.8

Derivatives
Net derivative assets (liabilities)	0.6	(4.0)	(0.3)	—	—	(0.3)	(4.0)

(1) Gains and losses for separate account assets do not impact net income as the change in value of separate account assets is offset by a change in value of separate account liabilities.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

(2) Both realized gains (losses) and mark-to-market unrealized gains (losses) are generally reported in net realized capital gains (losses), net realized capital gains (losses) on funds withheld assets or change in fair value of funds withheld embedded derivative within the consolidated statements of operations. Realized and unrealized gains (losses) on certain securities with an investment objective to realize economic value through mark-to-market changes are reported in net investment income within the consolidated statements of operations. Changes in unrealized gains (losses) included in net income relating to positions still held were:

	For the year ended December 31,
	2024	2023	2022
	(in millions)
Assets
Fixed maturities, available-for-sale:
Corporate	$(39.1)	$0.3	$(1.3)
Other debt obligations	0.2	1.9	—
Total fixed maturities, available-for-sale	(38.9)	2.2	(1.3)
Fixed maturities, trading	(7.0)	2.3	(0.6)
Other investments	(10.0)	(5.3)	—
Separate account assets	(9.8)	(80.3)	89.8

Liabilities
Investment and universal life contracts	(155.8)	(29.2)	22.6
Funds withheld payable embedded derivative	579.9	(1,326.7)	3,652.8

Derivatives
Net derivative assets (liabilities)	8.1	7.3	(4.0)

(3) Changes in unrealized gains (losses) included in OCI relating to positions still held were:

	For the year ended December 31,
	2024	2023	2022
	(in millions)
Assets
Fixed maturities, available-for-sale:
States and political subdivisions	$(1.4)	$(4.1)	$(21.7)
Corporate	(25.7)	(38.9)	(19.8)
Commercial mortgage-backed securities	—	—	(0.5)
Collateralized debt obligations	0.1	0.7	—
Other debt obligations	(0.5)	(29.8)	(18.5)
Total fixed maturities, available-for-sale	(27.5)	(72.1)	(60.5)

Derivatives
Net derivative assets (liabilities)	—	—	(0.2)

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

(4) Gross purchases, sales, issuances and settlements were:

	For the year ended December 31, 2024
					Net purchases,
					sales, issuances
	Purchases	Sales	Issuances	Settlements	and settlements
	(in millions)
Assets
Fixed maturities, available-for-sale:
States and political subdivisions	$2.5	$—	$—	$(1.7)	$0.8
Corporate	659.3	(322.2)	—	(298.2)	38.9
Commercial mortgage-backed securities	—	—	—	(0.3)	(0.3)
Collateralized debt obligations	35.1	(90.0)	—	(16.8)	(71.7)
Other debt obligations	601.3	(101.4)	—	(232.2)	267.7
Total fixed maturities, available-for-sale	1,298.2	(513.6)	—	(549.2)	235.4
Fixed maturities, trading	309.5	(147.6)	—	(108.9)	53.0
Mortgage loans	140.6	—	—	—	140.6
Other investments	182.1	—	—	(193.4)	(11.3)
Separate account assets (5)	—	(30.3)	(60.0)	81.7	(8.6)

Liabilities
Investment and universal life contracts	—	—	(364.4)	67.8	(296.6)

Derivatives
Net derivative assets (liabilities)	0.4	—	—	—	0.4

	For the year ended December 31, 2023
					Net purchases,
					sales, issuances
	Purchases	Sales	Issuances	Settlements	and settlements
	(in millions)
Assets
Fixed maturities, available-for-sale:
States and political subdivisions	$—	$—	$—	$(1.7)	$(1.7)
Corporate	815.2	(27.7)	—	(193.9)	593.6
Commercial mortgage-backed securities	—	—	—	(0.4)	(0.4)
Collateralized debt obligations	167.0	—	—	(1.2)	165.8
Other debt obligations	563.3	—	—	(26.3)	537.0
Total fixed maturities, available-for-sale	1,545.5	(27.7)	—	(223.5)	1,294.3
Fixed maturities, trading	424.7	(138.7)	—	(14.8)	271.2
Other investments	194.2	—	—	(25.3)	168.9
Separate account assets (5)	—	(286.3)	(109.1)	122.0	(273.4)

Liabilities
Investment and universal life contracts	—	—	(69.9)	38.5	(31.4)

Derivatives
Net derivative assets (liabilities)	0.8	2.3	—	—	3.1

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

	For the year ended December 31, 2022
					Net purchases,
					sales, issuances
	Purchases	Sales	Issuances	Settlements	and settlements
	(in millions)
Assets
Fixed maturities, available-for-sale:
States and political subdivisions	$—	$—	$—	$(1.6)	$(1.6)
Corporate	817.3	(50.4)	—	(140.6)	626.3
Commercial mortgage-backed securities	—	(4.1)	—	(0.5)	(4.6)
Collateralized debt obligations	151.9	—	—	(0.1)	151.8
Other debt obligations	487.4	(8.2)	—	(5.0)	474.2
Total fixed maturities, available-for-sale	1,456.6	(62.7)	—	(147.8)	1,246.1
Fixed maturities, trading	106.9	(32.6)	—	(1.4)	72.9
Separate account assets (5)	11.8	(4.5)	(50.0)	18.8	(23.9)

Liabilities
Investment and universal life contracts	—	—	(22.2)	23.0	0.8

(5)    Issuances and settlements include amounts related to mortgage encumbrances associated with real estate in our separate accounts.

Transfers

Transfers of assets and liabilities measured at fair value on a recurring basis between fair value hierarchy levels were as follows:

	For the year ended December 31, 2024
	Transfers out	Transfers out	Transfers out	Transfers out
	of Level 1 into	of Level 2 into	of Level 3 into	of Level 3 into
	Level 3	Level 3	Level 1	Level 2
	(in millions)
Assets
Fixed maturities, available-for-sale:
States and political subdivisions	$—	$15.5	$—	$17.9
Corporate	—	58.9	—	—
Collateralized debt obligations	—	—	—	3.0
Other debt obligations	—	140.2	—	111.6
Total fixed maturities, available-for-sale	—	214.6	—	132.5

Derivatives
Net derivative assets (liabilities)	—	0.1	—	0.4

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

	For the year ended December 31, 2023
	Transfers out	Transfers out	Transfers out	Transfers out
	of Level 1 into	of Level 2 into	of Level 3 into	of Level 3 into
	Level 3	Level 3	Level 1	Level 2
	(in millions)
Assets
Fixed maturities, available-for-sale:
Corporate	$—	$212.4	$—	$77.2
Collateralized debt obligations	—	—	—	148.5
Other debt obligations	—	239.5	—	64.2
Total fixed maturities, available-for-sale	—	451.9	—	289.9

Derivatives
Net derivative assets (liabilities)	—	0.1	—	—

	For the year ended December 31, 2022
	Transfers out	Transfers out	Transfers out	Transfers out
	of Level 1 into	of Level 2 into	of Level 3 into	of Level 3 into
	Level 3	Level 3	Level 1	Level 2
	(in millions)
Assets
Fixed maturities, available-for-sale:
States and political subdivisions	$—	$12	$—	$10.2
Corporate	—	176.3	—	35.2
Commercial mortgage-backed securities	—	—	—	10.2
Collateralized debt obligations	—	—	—	180.4
Other debt obligations	—	—	—	27.8
Total fixed maturities, available-for-sale	—	188.3	—	263.8
Fixed maturities, trading	—	29.0	—	—

Derivatives
Net derivative assets (liabilities)	—	—	—	0.3

Assets transferred into Level 3 during 2024, 2023 and 2022, primarily included those assets for which we are now unable to obtain pricing from a recognized third party pricing vendor as well as assets that were previously priced using a matrix valuation approach that may no longer be relevant when applied to asset-specific situations.

Assets transferred out of Level 3 during 2024, 2023 and 2022, included those assets for which we are now able to obtain pricing from a recognized third party pricing vendor or from internal models using substantially all market observable information.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

Quantitative Information about Level 3 Fair Value Measurements

The following table provides quantitative information about the significant unobservable inputs used for recurring fair value measurements categorized within Level 3, excluding assets and liabilities for which significant quantitative unobservable inputs are not developed internally, which primarily consists of those valued using broker quotes. The MRB asset and liability are excluded from the table. Refer to Note 12, Market Risk Benefits, for information on the unobservable inputs used for fair value measurement of MRBs. The funds withheld payable embedded derivative is excluded from the table as the determination of its fair value incorporates the fair value of the invested assets supporting the reinsurance agreement. The commercial mortgage loans of a consolidated VIE are excluded from the table as the determination of fair value was based on transaction price due to proximity of purchase to year-end, and thus no inputs to be provided. Refer to “Assets and liabilities measured at fair value on a recurring basis” for a complete valuation hierarchy summary.

December 31, 2024
Assets /
(liabilities)
	measured at	Valuation	Unobservable	Input/range	Weighted
	fair value	technique(s)	input description	of inputs	average
(in millions)
Assets
Fixed maturities, available-for-sale:
Corporate	$1,817.8	Discounted cash flow	Discount rate (1)	2.1%-12.7%	8.0%
			Earnings before interest, taxes, depreciation and amortization multiple	1.1x-1.7x	1.3x
			Illiquidity premium	30 basis points ("bps")-791bps	142bps
			Comparability adjustment	(42)bps-2,947bps	149bps
Other debt obligations	1,343.1	Discounted cash flow	Discount rate (1)	4.9%-7.7%	5.4%
			Illiquidity premium	(83)bps-260bps	120bps
			Comparability adjustment	(19)bps-415bps	128bps
Fixed maturities, trading	175.4	Discounted cash flow	Discount rate (1)	9.5%-13.0%	10.4%
			Earnings before interest, taxes, depreciation and amortization multiple	1.1x	1.1x
			Illiquidity premium	(32)bps-2,947bps	186bps

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

	December 31, 2024
	Assets /
	(liabilities)
	measured at	Valuation	Unobservable	Input/range	Weighted
	fair value	technique(s)	input description	of inputs	average
	(in millions)
Separate account assets	726.7	Discounted cash flow - real estate	Discount rate (1)	7.0%-11.0%	7.2%
			Terminal capitalization rate	5.5%-9.5%	6.0%
			Average market rent growth rate	2.0%-4.5%	2.7%
		Discounted cash flow - real estate debt	Loan to value	46.4%-69.5%	59.2%
			Market interest rate	4.9%-7.2%	6.1%

Liabilities
Investment and universal life contracts (4)	(578.2)	Discounted cash flow	Long duration interest rate	3.0%-4.9% (2)	4.8%
			Long-term equity market volatility	14.5%-49.3%	21.4%
			Nonperformance risk	0.4%-1.1%	0.8%
			Lapse rate	0.0%-55.0%	8.5%
			Mortality rate	See note (3)

December 31, 2023
Assets /
(liabilities)
	measured at	Valuation	Unobservable	Input/range	Weighted
	fair value	technique(s)	input description	of inputs	average
(in millions)
Assets
Fixed maturities, available-for-sale:
Corporate	$1,997.4	Discounted cash flow	Discount rate (1)	4.9%-24.2%	12.0%
			Earnings before interest, taxes, depreciation and amortization multiple	3.25x	3.25x
			Illiquidity premium	30bps-483bps	121bps
			Comparability adjustment	67bps-217bps	141bps
Collateralized debt obligations	74.6	Discounted cash flow	Discount rate (1)	4.1%	4.1%
			Comparability adjustment	20bps	20bps

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

	December 31, 2023
	Assets /
	(liabilities)
	measured at	Valuation	Unobservable	Input/range	Weighted
	fair value	technique(s)	input description	of inputs	average
	(in millions)
Other debt obligations	879.5	Discounted cash flow	Discount rate (1)	5.0%-10.6%	7.4%
			Illiquidity premium	69bps-650bps	337bps
			Comparability adjustment	(20)bps-213bps	92bps
Fixed maturities, trading	168.7	Discounted cash flow	Discount rate (1)	11.4%-22.3%	13.4%
Other investments	163.2	Discounted cash flow	Discount rate (1)	12.0%-13.5%	12.6%
			Probability of default	6.0%-10.0%	8.5%
			Potential loss severity	87.0%-100.0%	90.7%
Separate account assets	752.8	Discounted cash flow - real estate	Discount rate (1)	6.5%-10.0%	7.5%
			Terminal capitalization rate	5.3%-9.5%	6.1%
			Average market rent growth rate	2.0%-3.7%	2.9%
		Discounted cash flow - real estate debt	Loan to value	46.0%-72.0%	55.3%
			Market interest rate	5.3%-8.1%	6.4%

Liabilities
Investment and universal life contracts (4)	(115.5)	Discounted cash flow	Long duration interest rate	2.5%-4.8% (2)	4.0%
			Long-term equity market volatility	15.5%-40.1%	19.2%
			Nonperformance risk	0.8%-1.6%	1.1%
			Lapse rate	0.0%-55.0%	7.0%
			Mortality rate	See note (3)

(1)Represents market comparable interest rate or an index adjusted rate used as the base rate in the discounted cash flow analysis prior to any illiquidity or other adjustments, where applicable.
(2)Represents the range of rate curves used in the valuation analysis that we have determined market participants would use when pricing the instrument. Derived from interpolation between various observable swap rates.
(3)This input is based on an appropriate industry mortality table and a range does not provide a meaningful presentation.
(4)Includes bifurcated embedded derivatives that are reported at net asset (liability) fair value within the same line item in the consolidated statements of financial position in which the host contract is reported.

Market comparable discount rates are used as the base rate in the discounted cash flows used to determine the fair value of certain assets. The use of a higher or lower discount rate would have caused the fair value of the assets to significantly decrease or increase, respectively. Additionally, we may adjust the base discount rate or the modeled price by

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

applying an illiquidity premium given the highly structured nature of certain assets. The use of a higher or lower illiquidity premium would have caused significant decreases or increases, respectively, in the fair value of the asset.

Embedded derivatives within our investment and universal life contracts liability can be in either an asset or liability position, depending on certain inputs at the reporting date. Increases to an asset or decreases to a liability are described as increases to fair value. The use of a higher or lower market volatility would have caused significant decreases or increases, respectively, in the fair value of embedded derivatives in investment and universal life contracts. Long duration interest rates are used as the mean return when projecting the growth in the value of associated account value and impact the discount rate used in the discounted future cash flows valuation. The use of higher or lower risk-free rates would have caused the fair value of the embedded derivative to significantly increase or decrease, respectively. The use of a higher or lower rate for our own credit risks, which impact the rates used to discount future cash flows, would have significantly increased or decreased, respectively, the fair value of the embedded derivative. The use of a lower or higher mortality rate assumption would have caused the fair value of the embedded derivative to decrease or increase, respectively. The use of a lower or higher overall lapse rate assumption would have caused the fair value of the embedded derivative to decrease or increase, respectively.

Assets and Liabilities Measured at Fair Value on a Nonrecurring Basis

No significant assets and liabilities were measured at fair value on a nonrecurring basis for the years ended December 31, 2024, 2023 and 2022.

Fair Value Option

We elected fair value accounting for:
•Certain other loans of a consolidated VIE that were subject to amortized cost accounting and a valuation allowance so that credit losses are recognized within the changes in fair value in the consolidated statements of operations.
•Certain mortgage loans and long-term debt of a consolidated VIE to provide alignment between the consolidated VIE’s financial reporting and the calculation of net asset value per share used to determine the prices at which investors can purchase and redeem shares of the entity’s stock.

The following table presents information regarding the assets for which the fair value option was elected.

	December 31,
	2024	2023
	(in millions)
Mortgage loans of consolidated VIE (1)
Fair value (1)	$140.6	$—
Aggregate contractual principal	140.6	—

Other loans of consolidated VIE (2)
Fair value (2)	$129	$163.2
Aggregate contractual principal	139.9	167.1

Long-term debt of consolidated VIE (1)
Fair value (1)	$21.8	$—
Aggregate contractual principal	21.8	—

(1)Assets and liabilities from consolidated VIE, which are reported as mortgage loans and long-term debt on the consolidated statements of financial position, originated in December 2024 with no change in fair value recognized due to timing of origination.
(2)Reported with other investments on the consolidated statements of financial position. See Note 5, Investments, for additional information relating to other loans more than 90 days past due or in non-accrual status.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

The following table presents information regarding the consolidated statements of operations impact of assets for which the fair value option was elected.

	For the year ended December 31,
	2024	2023	2022
	(in millions)
Other loans of consolidated VIE
Change in fair value pre-tax loss - instrument specific credit risk	$(22.8)	$(5.6)	$—
Change in fair value pre-tax loss (1)	(22.8)	(5.6)	—
Interest income (2)	31.0	8.1	—

(1)Reported in net realized capital gains (losses) on the consolidated statements of operations.
(2)Reported in net investment income on the consolidated statements of operations and recorded based on the effective interest rate of the loans.

Financial Instruments Not Reported at Fair Value

The carrying value and estimated fair value of financial instruments not recorded at fair value on a recurring basis but required to be disclosed at fair value were as follows:

	December 31, 2024
			Fair value hierarchy level
	Carrying amount	Fair value	Level 1	Level 2	Level 3
	(in millions)
Assets (liabilities)
Mortgage loans	$19,517.3	$17,640.2	$—	$—	$17,640.2
Policy loans	852.4	802.4	—	—	802.4
Other investments	264.9	262.4	—	97.5	164.9
Cash and cash equivalents	905.5	905.5	905.5	—	—
Reinsurance deposit receivable	4,897.6	4,401.9	—	—	4,401.9
Cash collateral receivable	3.0	3.0	3.0	—	—
Investment contracts	(34,092.5)	(32,868.1)	—	(8,306.4)	(24,561.7)
Short-term debt	(119.0)	(119.0)	—	(119.0)	—
Long-term debt	(2.9)	(2.5)	—	—	(2.5)
Separate account liabilities	(125,100.3)	(124,232.6)	—	—	(124,232.6)
Bank deposits (1)	(440.4)	(442.1)	—	(442.1)	—
Cash collateral payable	(415.3)	(415.3)	(415.3)	—	—

	December 31, 2023
			Fair value hierarchy level
	Carrying amount	Fair value	Level 1	Level 2	Level 3
	(in millions)
Assets (liabilities)
Mortgage loans	$19,221.2	$17,583.5	$—	$—	$17,583.5
Policy loans	793.2	780.1	—	—	780.1
Other investments	248.4	240.7	—	122.7	118.0
Cash and cash equivalents	627.8	627.8	627.8	—	—
Reinsurance deposit receivable	6,078.7	5,487.7	—	—	5,487.7
Cash collateral receivable	33.2	33.2	33.2	—	—
Investment contracts	(33,847.5)	(32,071.2)	—	(7,828.1)	(24,243.1)
Long-term debt	(3.0)	(0.4)	—	—	(0.4)
Separate account liabilities	(117,504.5)	(116,642.3)	—	—	(116,642.3)
Bank deposits (1)	(399.5)	(385.3)	—	(385.3)	—
Cash collateral payable	(170.7)	(170.7)	(170.7)	—	—

(1)Excludes deposit liabilities without defined or contractual maturities.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

20. Statutory Insurance Financial Information

We, the largest indirect subsidiary of PFG, prepare statutory financial statements in accordance with the accounting practices prescribed or permitted by the Insurance Division of the Department of Commerce of the State of Iowa (the “Iowa Insurance Division”). The Iowa Insurance Division recognizes only statutory accounting practices prescribed or permitted by the State of Iowa for determining and reporting the financial condition and results of operations of an insurance company to determine its solvency under the Iowa Insurance Law. The National Association of Insurance Commissioners' (“NAIC”) Accounting Practices and Procedures Manual has been adopted as a component of prescribed practices by the State of Iowa. The Commissioner has the right to permit other specific practices that deviate from prescribed practices. Statutory accounting practices differ from U.S. GAAP primarily due to charging policy acquisition costs to expense as incurred, establishing reserves using different actuarial assumptions, valuing investments on a different basis and not admitting certain assets, including certain net deferred income tax assets.

We cede certain term, universal life and Closed Block life insurance statutory reserves to our affiliated reinsurance subsidiaries on a funds withheld coinsurance basis. The reserves are secured by cash, invested assets and financing provided by highly rated third parties. As of December 31, 2024 and 2023, our affiliated reinsurance subsidiaries assumed statutory reserves of $19,013.3 million and $18,474.2 million from us, respectively. In the states of Vermont and Delaware, the affiliated reinsurers had permitted and prescribed practices allowing for the admissibility of certain assets backing these reserves. As of December 31, 2024 and 2023, assets admitted under these practices totaled $4,254.5 million and $4,153.8 million, respectively. In addition, as of December 31, 2024 and 2023, one of our affiliated reinsurance subsidiaries in Vermont ceded $10,847.6 million and $10,406.3 million of the ULSG reserves it assumed from us to an unaffiliated reinsurance company, respectively.

    Life and health insurance companies are subject to certain risk-based capital (“RBC”) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life and health insurance company is to be determined based on the various risk factors related to it. As of December 31, 2024, we met the minimum RBC requirements.

Our statutory net income (loss) and statutory capital and surplus were as follows:

	As of or for the year ended December 31,
	2024	2023	2022
	(in millions)
Statutory net income (loss)	$1,093.6	$1,285	$(1,563.1)
Statutory capital and surplus	4,695.5	4,753.4	4,304.4

21. Segment Information

    We provide financial products and services through the following segments: Retirement and Income Solutions and Benefits and Protection. In addition, we have a Corporate segment. The segments are managed and reported separately because they provide different products and services, have different strategies or have different markets and distribution channels.

The Retirement and Income Solutions segment provides retirement and related financial products and services primarily to businesses, their employees and other individuals. The segment includes workplace savings and retirement solutions, banking, trust and custodial services, individual variable annuities (including RILAs), pension risk transfer, investment only and our exited retail fixed annuities business.

The Benefits and Protection segment focuses on solutions primarily for small-to-mid sized businesses and their employees. The segment is organized into Specialty Benefits, which provides group dental, group life insurance, group disability insurance (including short-term disability, long-term disability and paid family and medical leave), supplemental health products (including vision, critical illness, accident and hospital indemnity) and individual disability insurance; and Life Insurance, which provides life insurance focused on the business market customer, including universal life and variable universal life (including indexed universal life) and traditional life insurance (including term life insurance). All remaining customers are part of the legacy life block of business, including universal and variable universal life insurance (including indexed universal life),

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

traditional life insurance (including participating whole life, adjustable life products and term life insurance) and our exited ULSG business.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

Our Corporate segment manages the assets representing capital that has not been allocated to any other segment. Financial results of the Corporate segment primarily reflect income on capital not allocated to other segments, inter-segment eliminations, income tax risks and certain income, expenses and other adjustments not allocated to other segments based on the nature of such items. Results of our exited group medical and long-term care insurance businesses are reported in this segment.

Our chief operating decision maker (“CODM”) is our chief executive officer. Our CODM and management team, use segment pre-tax operating earnings in evaluating performance, which is consistent with the financial results provided to and discussed with securities analysts. In addition, the financial information provided to our CODM is used in making decisions about the allocation of resources and determining annual incentive compensation paid to our employees. We determine segment pre-tax operating earnings by adjusting U.S. GAAP income before income taxes for pre-tax net realized capital gains (losses), as adjusted, pre-tax income (loss) from exited business, pre-tax other adjustments that management believes are not indicative of overall operating trends and certain adjustments related to equity method investments and noncontrolling interest. While these items may be significant components in understanding and assessing the consolidated financial performance, management believes the presentation of pre-tax operating earnings enhances the understanding of our results of operations by highlighting pre-tax earnings attributable to the normal, ongoing operations of the business.

The pre-tax net realized capital gains (losses), as adjusted, excluded from pre-tax operating earnings reflects consolidated U.S. GAAP pre-tax net realized capital gains (losses) excluding the following items that are included in pre-tax operating earnings:
•Periodic settlements and accruals on derivative instruments not designated as hedging instruments,
•Certain market value adjustments of derivatives and embedded derivatives and
•Certain market value adjustments of derivative instruments used to economically hedge embedded derivatives.

Pre-tax net realized capital gains (losses), as adjusted, are further adjusted for:
•Amortization of hedge accounting book value adjustments for certain discontinued hedges,
•Certain hedge accounting market value revenue adjustments,
•Certain market value adjustments to fee revenues,
•The change in fair value of the funds withheld embedded derivative and net realized capital gains (losses) on funds withheld assets associated with certain reinsurance transactions,
•Pre-tax net realized capital gains (losses) related to other adjustments,
•Certain variable annuity fees,
•Market value adjustments of market risk benefits,
•Related changes in the amortization pattern of actuarial balances,
•Certain hedge accounting market value expense adjustments and
•Net realized capital gains (losses) distributed.

Pre-tax income (loss) from exited business includes amounts associated with our exited U.S. retail fixed annuity and ULSG businesses, including the change in fair value of the funds withheld embedded derivative, net realized capital gains (losses) on funds withheld assets, strategic review costs and impacts, amortization of reinsurance gain (loss) and other impacts of reinsured business. The strategic review costs and impacts primarily include actuarial balance re-cohorting impacts resulting from the Strategic Review and costs to close the reinsurance transaction. Other impacts of reinsured business primarily include change in reserves and DAC amortization.

Segment operating revenues reflect consolidated U.S. GAAP total revenues excluding:
•Net realized capital gains (losses), except periodic settlements and accruals on derivatives not designated as hedging instruments and certain market value adjustments of derivative instruments used to economically hedge embedded derivatives, and their impact on:
•Amortization of hedge accounting book value adjustments for certain discontinued hedges,
•Certain hedge accounting market value revenue adjustments,
•Certain variable annuity fees and
•Certain market value adjustments to fee revenues.
•The change in fair value of the funds withheld embedded derivative and net realized capital gains (losses) on funds withheld assets associated with certain reinsurance transactions,
•Pre-tax revenues from exited business and

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

•Pre-tax other adjustments management believes are not indicative of overall operating trends.

Segment expenses reflect consolidated U.S. GAAP total expenses excluding:
•Pre-tax expenses associated with net realized capital gains (losses),
•Periodic settlements and accruals on derivatives used to hedge MRBs,
•Pre-tax expenses from exited business and
•Pre-tax expense adjustments management believes are not indicative of overall operating trends.

The accounting policies of the segments are consistent with the accounting policies for the consolidated financial statements, with the exception of: (1) OPEB cost allocations, (2) certain expenses deemed to benefit the entire organization and (3) income tax allocations. For purposes of determining pre-tax operating earnings, the segments are allocated the service component of other postretirement benefit costs. The Corporate segment reflects the non-service components of other postretirement benefit costs as assumptions are established and funding decisions are managed from a company-wide perspective. Additionally, the Corporate segment reflects expenses that benefit the entire organization for which the segments are not able to influence the spend. This includes expenses such as acquisition and disposition costs, among others. The Corporate segment functions to absorb the risk inherent in interpreting and applying tax law. For purposes of determining non-GAAP operating earnings, the segments are allocated tax adjustments consistent with the positions PFG took on tax returns. The Corporate segment results reflect any differences between the tax returns and the estimated resolution of any disputes.

The following tables summarize select financial information by segment and reconcile segment totals to those reported in the consolidated financial statements:

Segment Assets

	December 31, 2024	December 31, 2023
	(in millions)
Retirement and Income Solutions	$225,778.6	$215,894.6
Benefits and Protection	44,806.4	42,889.7
Corporate	459.9	985.8
Total assets per consolidated statements of financial position	$271,044.9	$259,770.1

Segment Operating Revenues

	For the year ended December 31, 2024
	Retirement
	and Income	Benefits and
	Solutions	Protection	Corporate	Total

	(in millions)
Revenue from contracts with external customers (1)	$4,957.8	$3,181.7	$2.7	$8,142.2
Adjustments for revenue from contracts with external
customers not included in operating revenues (2)	(74.7)	25.1	—	(49.6)
Net investment income included in operating revenues	3,040.1	607.8	218.1	3,866.0
Operating revenues from equity method investments	5.7	—	—	5.7
Inter-segment operating revenues	89.8	9.7	(92.4)	7.1
Eliminations of inter-segment operating revenues	—	—	(7.1)	(7.1)
Other affiliated operating revenues	(756.2)	707.8	(36.2)	(84.6)
Segment operating revenues (3)	$7,262.5	$4,532.1	$85.1	11,879.7

Net realized capital gains, net of related revenue
adjustments				126.1
Revenues from exited business (4)				513.3
Market risk benefit derivative settlements				(45.8)
Total revenues per consolidated statements of
operations				$12,473.3

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

	For the year ended December 31, 2023
	Retirement
	and Income	Benefits and
	Solutions	Protection	Corporate	Total

	(in millions)
Revenue from contracts with external customers (1)	$4,647.5	$3,032.1	$8.6	$7,688.2
Adjustments for revenue from contracts with external
customers not included in operating revenues (2)	(80.5)	12.6	—	(67.9)
Net investment income included in operating revenues	2,647.9	579.1	229.5	3,456.5
Inter-segment operating revenues	65.9	13.5	(71.4)	8.0
Eliminations of inter-segment operating revenues	—	—	(8.0)	(8.0)
Other affiliated operating revenues	(86.1)	853.1	(38.4)	728.6
Segment operating revenues (3)	$7,194.7	$4,490.4	$120.3	11,805.4

Net realized capital losses, net of related revenue
adjustments				(264.7)
Revenues from exited business (4)				(927.5)
Market risk benefit derivative settlements				(45.9)
Total revenues per consolidated statements of
operations				$10,567.3

	For the year ended December 31, 2022
	Retirement
	and Income	Benefits and
	Solutions	Protection	Corporate	Total

	(in millions)
Revenue from contracts with external customers (1)	$3,649.4	$2,858.6	$9.7	$6,517.7
Adjustments for revenue from contracts with external
customers not included in operating revenues (2)	(89.2)	—	—	(89.2)
Net investment income included in operating revenues	2,322.0	585.9	139.2	3,047.1
Inter-segment operating revenues	27.2	4.7	(29.2)	2.7
Eliminations of inter-segment operating revenues	—	—	(2.7)	(2.7)
Other affiliated operating revenues	(28.0)	846.0	(56.3)	761.7
Segment operating revenues (3)	$5,881.4	$4,295.2	$60.7	10,237.3

Net realized capital gains, net of related revenue
adjustments				153.2
Revenues from exited business (4)				4,414.8
Market risk benefit derivative settlements				(35.0)
Total revenues per consolidated statements of
operations				$14,770.3

(1)Includes amounts reported in premiums and other considerations as well as fees and other revenues on the consolidated statement of operations.
(2)Includes certain revenues associated with our exited U.S. retail fixed annuity and ULSG businesses and fees associated with net realized capital gains (losses) that are not included in segment operating revenue.
(3)See Note 22, Revenues from Contracts with Customers, for additional detail relating to segment operating revenues.
(4)Revenues from exited business included:

	For the year ended December 31,
	2024	2023	2022

	(in millions)
Change in fair value of funds withheld embedded derivative	$447.4	$(1,085.7)	$3,652.8
Net realized capital gains on funds withheld assets	87.7	165.0	749.4
Amortization of reinsurance gain	3.3	5.9	12.6
Other impacts of reinsured business	(25.1)	(12.7)	—
Total revenues from exited business	$513.3	$(927.5)	$4,414.8

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

Segment Expenses

    The expense categories within total segment expenses included:

	For the year ended December 31, 2024
	Retirement
	and Income	Benefits and
	Solutions	Protection	Corporate	Total

	(in millions)
Benefits, claims and settlement expenses	$4,507.1	$2,465.8	$1.7
Liability for future policy benefits remeasurement
(gain) loss	(4.9)	145.3	—
Market risk benefit remeasurement loss	32.2	—	—
Dividends to policyholders	0.2	99.7	—

Commission expense	267.3	527.3	—
Capitalization of deferred acquisition costs and contract
costs	(141.8)	(254.9)	—
Amortization of deferred acquisition costs and contract
costs	80.3	249.7	—
Depreciation and amortization	52.5	16.6	6.4
Compensation and other	1,451.4	828.5	73.1
Total operating expenses	1,709.7	1,367.2	79.5
Total segment expenses	$6,244.3	$4,078	$81.2	$10,403.5

Net realized capital losses expense adjustments				94.0
Market risk benefit derivative settlements				(45.8)
Expenses from exited business (1)				428.4
Total expenses per consolidated statements of
operations				$10,880.1

	For the year ended December 31, 2023
	Retirement
	and Income	Benefits and
	Solutions	Protection	Corporate	Total

	(in millions)
Benefits, claims and settlement expenses	$4,586.3	$2,537.7	$1.4
Liability for future policy benefits remeasurement
(gain) loss	(68.0)	16.0	—
Market risk benefit remeasurement loss	3.7	—	—
Dividends to policyholders	0.2	89.0	—

Commission expense	201.4	494.5	—
Capitalization of deferred acquisition costs and contract
costs	(93.7)	(291.2)	—
Amortization of deferred acquisition costs and contract
costs	78.6	247.6	—
Depreciation and amortization	57.2	19.2	5.0
Compensation and other	1,366.9	854.2	87.7
Total operating expenses	1,610.4	1,324.3	92.7
Total segment expenses	$6,132.6	$3,967	$94.1	$10,193.7

Net realized capital losses expense adjustments				70.0
Market risk benefit derivative settlements				(45.9)
Expenses from exited business (1)				200.3
Total expenses per consolidated statements of
operations				$10,418.1

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

	For the year ended December 31, 2022
	Retirement
	and Income	Benefits and
	Solutions	Protection	Corporate	Total

	(in millions)
Benefits, claims and settlement expenses	$3,290.4	$2,453.4	$1
Liability for future policy benefits remeasurement
gain	(11.1)	(43.8)	—
Market risk benefit remeasurement loss	3.1	—	—
Dividends to policyholders	0.2	94.6	—

Commission expense	189.2	447.1	—
Capitalization of deferred acquisition costs and contract
costs	(86.6)	(306.6)	—
Amortization of deferred acquisition costs and contract
costs	77.4	236.8	—
Depreciation and amortization	58.0	18.9	5.3
Interest expense on corporate debt	0.1	—	0.4
Compensation and other	1,332.1	829.5	108.8
Total operating expenses	1,570.2	1,225.7	114.5
Total segment expenses	$4,852.8	$3,729.9	$115.5	$8,698.2

Net realized capital losses expense adjustments				203.6
Market risk benefit derivative settlements				(35.0)
Expenses from exited business (1)				118.0
Total expenses per consolidated statements of
operations				$8,984.8

(1) Expenses from exited business included:

	For the year ended December 31,
	2024	2023	2022

	(in millions)
Strategic review costs and impacts	$—	$—	$(74.4)
Amortization of reinsurance loss	592.9	74.6	69.3
Other impacts of reinsured business	(164.5)	125.7	123.1
Total expenses from exited business	$428.4	$200.3	$118

Segment Pre-Tax Operating Earnings

	For the year ended December 31, 2024
	Retirement
	and Income	Benefits and
	Solutions	Protection	Corporate	Total

	(in millions)
Segment pre-tax operating earnings (losses)	$1,018.2	$454.1	$(8.1)	$1,464.2

Pre-tax net realized capital gains, as adjusted (1)				32.1
Pre-tax income from exited business (2)				84.9
Adjustments related to equity method investments
and noncontrolling interest				12.0
Total income before income taxes per consolidated
statements of operations				$1,593.2

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

	For the year ended December 31, 2023
	Retirement
	and Income	Benefits and
	Solutions	Protection	Corporate	Total

	(in millions)
Segment pre-tax operating earnings	$1,062.1	$523.4	$6.6	$1,592.1

Pre-tax net realized capital losses, as adjusted (1)				(334.7)
Pre-tax loss from exited business (2)				(1,127.8)
Adjustments related to equity method investments
and noncontrolling interest				19.6
Total income before income taxes per consolidated
statements of operations				$149.2

	For the year ended December 31, 2022
	Retirement
	and Income	Benefits and
	Solutions	Protection	Corporate	Total

	(in millions)
Segment pre-tax operating earnings (losses)	$1,028.6	$565.3	$(117)	$1,476.9

Pre-tax net realized capital losses, as adjusted (1)				(50.4)
Pre-tax income from exited business (2)				4,296.8
Adjustments related to equity method
investments and noncontrolling interest				62.2
Total income before income taxes per consolidated
statements of operations				$5,785.5

(1)Pre-tax net realized capital gains (losses), as adjusted, is derived as follows:

	For the year ended December 31,
	2024	2023	2022

	(in millions)
Net realized capital gains (losses)	$(152.2)	$(154.7)	$83.3
Funds withheld adjustments	130.8	(244.2)	—
Derivative and hedging-related revenue adjustments	76.1	59.6	(6.7)
Market value adjustments to fee revenues	0.1	1.3	0.7
Certain variable annuity fees	71.3	73.3	75.9
Net realized capital gains (losses), net of related revenue adjustments	126.1	(264.7)	153.2

Amortization of actuarial balances	(1.7)	(0.1)	(0.1)
Capital losses distributed	0.1	2.5	0.5
Derivative and hedging-related expense adjustments	(3.5)	1.8	—
Market value adjustments of market risk benefits	(64.2)	(75.9)	(163.1)
Market value adjustments of embedded derivatives	(24.7)	1.7	(40.9)
Net realized capital losses, net of related expense adjustments	(94.0)	(70.0)	(203.6)
Pre-tax net realized capital gains (losses), as adjusted (a)	$32.1	$(334.7)	$(50.4)

(a)As adjusted before noncontrolling interest capital gains (losses).

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

(2) Pre-tax income (loss) from exited business included:

	For the year ended December 31,
	2024	2023	2022

	(in millions)
Change in fair value of funds withheld embedded derivative	$447.4	$(1,085.7)	$3,652.8
Net realized capital gains on funds withheld assets	87.7	165.0	749.4
Strategic review costs and impacts	—	—	74.4
Amortization of reinsurance loss	(589.6)	(68.7)	(56.7)
Other impacts of reinsured business	139.4	(138.4)	(123.1)
Total pre-tax income (loss) from exited business	$84.9	$(1,127.8)	$4,296.8

Income Tax Expense

	For the year ended December 31, 2024
	Retirement
	and Income	Benefits and
	Solutions	Protection	Corporate	Total

	(in millions)
Segment income tax expense (benefit)	$123.7	$90.9	$(17.1)	$197.5

Tax expense related to net realized capital gains, as
adjusted				8.9
Tax expense from exited business (1)				17.9
Total income taxes per consolidated statements
of operations				$224.3

	For the year ended December 31, 2023
	Retirement
	and Income	Benefits and
	Solutions	Protection	Corporate	Total

	(in millions)
Segment income tax expense (benefit)	$134.2	$95	$(13.3)	$215.9

Tax benefit related to net realized capital losses, as
adjusted				(66.5)
Tax benefit from exited business (1)				(236.8)
Total income tax benefit per consolidated statements
of operations				$(87.4)

	For the year ended December 31, 2022
	Retirement
	and Income	Benefits and
	Solutions	Protection	Corporate	Total

	(in millions)
Segment income tax expense (benefit)	$111.2	$108.7	$(8.1)	$211.8

Tax benefit related to net realized capital losses, as
adjusted				(13.7)
Tax expense from exited business (1)				907.9
Total income taxes per consolidated statements
of operations				$1,106

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

(1) Income tax expense (benefit) related to exited business included:

	For the year ended December 31,
	2024	2023	2022

	(in millions)
Change in fair value of funds withheld embedded derivative	$94	$(228)	$767.1
Net realized capital gains on funds withheld assets	18.4	34.7	157.4
Strategic review costs and impacts (a)	—	—	21.2
Amortization of reinsurance loss	(123.8)	(14.4)	(11.9)
Other impacts of reinsured business	29.3	(29.1)	(25.9)
Total income tax expense (benefit) related to exited business	$17.9	$(236.8)	$907.9

(a)Includes Global Intangible Low-Taxed Income allocated to exited business.

22. Revenues from Contracts with Customers

    The following tables summarize disaggregation of revenues from contracts with customers, including select financial information by segment, and reconcile totals to those reported in the consolidated financial statements. Revenues from contracts with customers are included in fees and other revenues on the consolidated statements of operations.

	For the year ended December 31,
	2024	2023	2022

	(in millions)
Revenue from contracts with customers by segment:
Retirement and Income Solutions	$667.1	$556.3	$533.6
Benefits and Protection:
Specialty Benefits	12.1	12.7	12.3
Life Insurance	92.0	73.1	64.4
Total Benefits and Protection	104.1	85.8	76.7
Corporate	(0.8)	(0.8)	(0.9)
Total segment revenue from contracts with customers	770.4	641.3	609.4
Adjustments for fees and other revenues not within the scope of
revenue recognition guidance (1)	1,488.9	1,482.9	1,469.5
Pre-tax other adjustments (2)	74.7	80.5	89.2
Total fees and other revenues per consolidated statements of
operations	$2,334	$2,204.7	$2,168.1

(1)     Fees and other revenues not within the scope of the revenue recognition guidance primarily represent revenue on contracts accounted for under the financial instruments or insurance contracts standards.
(2)     Pre-tax other adjustments relate to revenues from exited business, certain variable annuity fees and market value adjustments to fee revenues.

Retirement and Income Solutions

Retirement and Income Solutions offers service and trust agreements for defined contribution retirement plans, including 401(k) plans, 403(b) plans, and employee stock ownership plans. The investment components of these service agreements are in the form of mutual fund offerings. In addition, plan sponsor retirement plan trust and custody services are also available through our trust company. Individual retirement accounts (“IRAs”) are offered through Principal Bank. Furthermore, services and trust agreements are offered to non-retirement customers including insurance companies, endowments and other financial institutions.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

Administrative service fee revenues are earned for administrative activities performed for the defined contribution retirement plans including recordkeeping and reporting as well as trust and custody, asset management and investment services. Administrative service fee revenues are earned for administrative activities performed for non-retirement plan customers including trust and custody services, defined benefit administration and investment management activities. The majority of these activities are performed daily over time. Fee-for-service transactions are also provided upon client request. These services are considered distinct or grouped into a bundle until a distinct performance obligation is identified. Some performance obligations are considered a series of distinct services, which are substantially the same and have the same pattern of transfer to the customer.

Administrative service fee revenues can be based on a fixed contractual rate for these services or can be variable based upon contractual rates applied to the market value of the client’s investments or assets under administration. If the consideration for this series of performance obligations is based on market value, it is considered variable during the billing period as the services are performed over time. The consideration becomes unconstrained and thus recognized as revenue for each billing period’s series of distinct services once the market value of the client’s investments or assets under administration is determined at market close. Additionally, fixed fees and other revenues are recognized point-in-time as fee-for-service transactions upon completion.

IRAs are primarily funded by retirement savings rolled over from qualified retirement plans. The IRAs are held in savings accounts, money market accounts and certificates of deposit. Deposit account fee revenues are earned as the performance of establishing and maintaining IRA accounts is completed. Fee-for-service transactions are also provided upon client request. The establishment fees and annual maintenance fees are accrued into earnings over a period of time using the average account life. Upfront and recurring bank fees are related to performance obligations that have the same pattern of transfer to the customer and are recognized in income over time with control transferred to the customers utilizing the output method. These fees are based on a fixed contractual rate. Fixed fees and other revenues are also recognized point-in-time as fee-for-service transactions upon completion. Additionally, commission income is earned on advisory services provided to customers. The revenues are earned over time as the service is performed based upon contractual rates applied to the market value of the clients’ portfolios.

The types of revenues from contracts with customers were as follows:

	For the year ended December 31,
	2024	2023	2022

	(in millions)
Administrative service fee revenue	$651.1	$539.5	$519.2
Deposit account fee revenue	12.4	11.3	10.2
Commission income	3.6	1.9	1.2
Other fee revenue	—	3.6	3.0
Total revenues from contracts with customers	667.1	556.3	533.6
Fees and other revenues not within the scope of revenue
recognition guidance	1,123.3	1,118.7	1,114.0
Total fees and other revenues	1,790.4	1,675.0	1,647.6
Premiums and other considerations	2,644.0	2,935.0	1,959.7
Net investment income	2,828.1	2,584.7	2,274.1
Total operating revenues	$7,262.5	$7,194.7	$5,881.4

Benefits and Protection

    Fees and other revenues are earned for administrative services performed including recordkeeping and reporting services for fee-for-service products, nonqualified benefit plans, separate accounts and dental networks. Services within contracts are not distinct on their own; however, we combine the services into a distinct bundle and account for the bundle as a single performance obligation, which is satisfied over time utilizing the output method as services are rendered. The transaction price corresponds with the performance completed to date, for which the value is recognized as revenue during the period. Variability of consideration is resolved at the end of each period and payments are due when billed.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

Commission income is earned through sponsored brokerage services. Performance obligations are satisfied at a point in time, upon delivery of a placed case, and the transaction price calculated per the compensation schedule is recognized as revenue.

The types of revenues from contracts with customers were as follows:

	For the year ended December 31,
	2024	2023	2022

	(in millions)
Specialty Benefits:
Administrative service fees	$12.1	$12.7	$12.3
Total revenues from contracts with customers	12.1	12.7	12.3
Fees and other revenues not within the scope of revenue
recognition guidance	17.8	18.2	18.5
Total fees and other revenues	29.9	30.9	30.8
Premiums and other considerations	3,223.9	3,020.9	2,771.2
Net investment income	191.5	174.3	179.6
Total operating revenues	$3,445.3	$3,226.1	$2,981.6

	For the year ended December 31,
	2024	2023	2022

	(in millions)
Life Insurance:
Administrative service fees	$36.9	$30.3	$26.9
Commission income	55.1	42.8	37.5
Total revenues from contracts with customers	92.0	73.1	64.4
Fees and other revenues not within the scope of revenue
recognition guidance	341.5	332.6	321.0
Total fees and other revenues	433.5	405.7	385.4
Premiums and other considerations	251.5	461.6	535.8
Net investment income	402.2	397.8	392.6
Total operating revenues	$1,087.2	$1,265.1	$1,313.8

Corporate

The Corporate segment includes inter-segment eliminations of fees and other revenues. The types of revenues from contracts with customers were as follows:

	For the year ended December 31,
	2024	2023	2022

	(in millions)
Eliminations	$(0.8)	$(0.8)	$(0.9)
Total revenues from contracts with customers	(0.8)	(0.8)	(0.9)
Fees and other revenues not within the scope of revenue
recognition guidance	6.3	13.4	16.0
Total fees and other revenues	5.5	12.6	15.1
Premiums and other considerations	(2.7)	(7.3)	(2.2)
Net investment income	82.3	115.0	47.8
Total operating revenues	$85.1	$120.3	$60.7

Contract Costs

    Sales compensation and other incremental costs of obtaining a contract are capitalized and amortized over the period of contract benefit if the costs are expected to be recovered. The contract cost asset, which is included in other assets on the consolidated statements of financial position, was $47.1 million and $44.3 million as of December 31, 2024 and 2023,

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

respectively.
We apply the practical expedient for certain costs where we recognize the incremental costs of obtaining these contracts as an expense when incurred if the amortization period of the assets is one year or less. These costs, along with costs that are not deferrable, are included in operating expenses on the consolidated statements of operations.

Deferred contract costs consist primarily of commissions and variable compensation. We amortize capitalized contract costs on a straight-line basis over the expected contract life, reflecting lapses as they are incurred. Deferred contract costs are subject to impairment testing on an annual basis, or when a triggering event occurs that could warrant an impairment. To the extent future revenues less future maintenance expenses are not adequate to cover the asset balance, an impairment is recognized. For the years ended December 31, 2024, 2023 and 2022, $7.0 million, $7.6 million and $7.6 million, respectively, of amortization expense was recorded in operating expenses on the consolidated statements of operations and no impairment loss was recognized in relation to the costs capitalized.

23. Stock-Based Compensation Plans

As of December 31, 2024, our ultimate parent, PFG, sponsored the 2021 Stock Incentive Plan, the 2014 Stock Incentive Plan, the Employee Stock Purchase Plan, the Amended and Restated 2010 Stock Incentive Plan and the Stock Incentive Plan ("Stock-Based Compensation Plans"), which resulted in expense to us. No new grants will be made under the 2014 Stock Incentive Plan, the Amended and Restated 2010 Stock Incentive Plan or the Stock Incentive Plan. Under the terms of the 2021 Stock Incentive Plan grants may be nonqualified stock options, incentive stock options qualifying under Section 422 of the Internal Revenue Code, restricted stock, restricted stock units, stock appreciation rights, performance shares, performance units or other stock-based awards. To date, PFG has not granted any incentive stock options, restricted stock or performance units under any plans. As part of our fair value process, for each stock-based compensation plan, we assess the impact of material nonpublic information on PFG’s share price or expected volatility, as applicable, at the time of grant. No awards in 2024 required a fair value adjustment.

For awards with graded vesting, we use an accelerated expense attribution method. The compensation cost that was charged against net income for stock-based awards granted under the Stock-Based Compensation Plans was as follows:

	For the year ended December 31,
	2024	2023	2022
	(in millions)
Compensation cost	$29	$25.3	$22.2
Related income tax benefit	5.9	5.1	4.6
Capitalized as part of an asset	1.2	1.1	1.2

Nonqualified Stock Options
    No nonqualified stock options were granted to employees during 2024, 2023 and 2022. Previously, nonqualified stock options were granted to certain employees under the 2014 Stock Incentive Plan, the Amended and Restated 2010 Stock Incentive Plan and the Stock Incentive Plan. Options outstanding were granted at an exercise price equal to the fair market value of PFG common stock on the date of grant and expire ten years after the grant date.

    As of December 31, 2024, we did not have any unrecognized compensation cost related to nonvested stock options.

Performance Share Awards

    Performance share awards were granted to certain employees under the 2021 Stock Incentive Plan, 2014 Stock Incentive Plan and the Amended and Restated 2010 Stock Incentive Plan. The performance share awards are treated as an equity award and are paid in shares. The performance share awards include a relative total shareholder return modifier under which the number of shares ultimately awarded is also impacted by PFG’s actual shareholder return relative to PFG’s S&P 500 Financial Sector Index peer group. The fair value of performance share awards is determined using a Monte Carlo simulation model. Whether the performance shares are earned depends upon the participant's continued employment through the performance

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2024

period (except in the case of specific types of terminations) and PFG’s performance against three-year goals set at the beginning of the performance period. Performance goals based on various PFG factors must be achieved for any of the performance shares to be earned. If the performance requirements are not met, the performance shares will be forfeited, no compensation cost will be recognized and any previously recognized compensation cost will be reversed. These awards have no maximum contractual term. Dividend equivalents are credited on performance shares outstanding as of the record date. These dividend equivalents are only paid on the shares released.

The weighted-average grant-date fair value of performance share awards granted during 2024, 2023 and 2022 was $82.52, $91.47 and $66.62, respectively.

As of December 31, 2024, we had $16.2 million of total unrecognized compensation cost related to nonvested performance share awards granted. The cost is expected to be recognized over a weighted-average service period of approximately 1.6 years.

Restricted Stock Units
    Restricted stock units were granted to certain employees and agents under the 2021 Stock Incentive Plan, the 2014 Stock Incentive Plan and the Amended and Restated 2010 Stock Incentive Plan. Restricted stock units are treated as equity awards and are paid in shares. Under these plans, awards have graded or cliff vesting over a three-year service period. When service for PFG ceases (except in the case of specific types of terminations), all vesting stops and unvested units are forfeited. These awards have no maximum contractual term. Dividend equivalents are credited on restricted stock units outstanding as of the record date. These dividend equivalents are only paid on the shares released.

The fair value of restricted stock units is determined based on the closing stock price of PFG common shares on the grant date. The weighted-average grant-date fair value of restricted stock units granted during 2024, 2023 and 2022 was $80.38, $86.86 and $69.80, respectively.

As of December 31, 2024, we had $36.0 million of total unrecognized compensation cost related to nonvested restricted stock unit awards granted under these plans. The cost is expected to be recognized over a weighted-average period of approximately 1.6 years.

Employee Stock Purchase Plan

    Under the Employee Stock Purchase Plan, participating employees have the opportunity to purchase shares of PFG common stock on a quarterly basis. Employees may purchase up to $25,000 in PFG stock value annually. Employees may purchase shares of our common stock at a price equal to 90% of the shares' fair market value as of the end of the purchase period.

    We recognize compensation expense for the fair value of the discount granted to employees participating in the employee stock purchase plan in the period of grant. Shares of the Employee Stock Purchase Plan are treated as an equity award. The weighted-average fair value of the discount on the stock purchased was $8.30, $7.49 and $7.31 during 2024, 2023 and 2022, respectively.

Report of Independent Registered Public Accounting Firm To the Stockholder and Board of Directors of Principal Life Insurance Company We have audited the consolidated financial statements of Principal Life Insurance Company (the Company) as of December 31, 2024 and 2023, for each of the three years in the period ended December 31, 2024, and have issued our report thereon dated March 28, 2025 incorporated by reference in this Form N-6. Our audits of the consolidated financial statements included the financial statement schedules included in form N-VPFS (the “schedules”). These schedules are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s schedules, based on our audits. In our opinion, the schedules present fairly, in all material respects, the information set forth therein when considered in conjunction with the consolidated financial statements. /s/Ernst & Young LLP Des Moines, Iowa March 28, 2025

Schedule I - Summary of Investments - Other Than Investments in Related Parties
December 31, 2024

			Amount as
			shown in the
			consolidated
			statement of
		Fair	financial
Type of Investment	Cost	value	position
	(in millions)
Fixed maturities, available-for-sale:
U.S Treasury securities and obligations of U.S government
corporations and agencies	$1,732.7	$1,434.9	$1,434.9
States, municipalities and political subdivisions	7,161.3	6,038.9	6,038.9
Foreign governments	553.8	482.0	482.0
Public utilities	5,077.3	4,452.8	4,452.8
Redeemable preferred stock	251.7	236.7	236.7
All other corporate bonds	31,320.4	28,667.7	28,667.7
Residential mortgage-backed securities	3,517.1	3,319.6	3,319.6
Commercial mortgage-backed securities	5,622.0	5,177.1	5,177.1
Collateralized debt obligations	6,514.8	6,556.6	6,556.6
Other debt obligations	9,421.1	8,894.1	8,894.1
Unallocated portfolio layer method basis adjustment	(55.7)	—	—
Total fixed maturities, available-for-sale	71,116.5	65,260.4	65,260.4
Fixed maturities, trading	890.7	890.7	890.7
Equity securities:
Banks, trust and insurance companies	30.7	30.7	30.7
Industrial, miscellaneous and all other	758.4	758.4	758.4
Non-redeemable preferred stock	15.5	15.5	15.5
Total equity securities	804.6	804.6	804.6
Mortgage loans	19,657.9	XXXX	19,657.9
Real estate, net:
Other real estate	2,463.7	XXXX	2,463.7
Policy loans	852.4	XXXX	852.4
Other investments	5,274.9	XXXX	5,274.9
Total investments	$101,060.7	XXXX	$95,204.6

Schedule III - Supplementary Insurance Information
As of December 31, 2024 and 2023 and for each of the years ended December 31, 2024, 2023 and 2022

				Contractholder
	Deferred		Future policy	and other	Market risk
	acquisition	Market risk	benefits and	policyholder	benefit
Segment	costs	benefit asset	claims	funds	liability
	(in millions)
2024:
Retirement and Income Solutions	$955.7	$199.5	$29,818.3	$36,027	$62.1
Benefits and Protection	2,969.6	—	14,290.5	7,940.9	—
Corporate	—	—	194.5	1.6	—
Total	$3,925.3	$199.5	$44,303.3	$43,969.5	$62.1

2023:
Retirement and Income Solutions	$918.9	$153.4	$29,161.9	$34,399.6	$111.9
Benefits and Protection	3,007.6	—	13,137.0	7,870.8	—
Corporate	—	—	189.1	2.0	—
Total	$3,926.5	$153.4	$42,488	$42,272.4	$111.9

Schedule III - Supplementary Insurance Information - (continued)
As of December 31, 2024 and 2023 and for each of the years ended December 31, 2024, 2023 and 2022

				Liability for
			Benefits,	future policy	Market risk	Amortization
	Premiums	Net	claims and	benefits	benefit	of deferred	Other
	and other	investment	settlement	remeasurement	remeasurement	acquisition	operating
Segment	considerations	income (1)	expenses	(gain) loss	loss	costs	expenses (1)
	(in millions)
2024:
Retirement and
Income
Solutions	$2,644	$2,840.5	$4,543	$(14.5)	$50.6	$95.2	$1,649.8
Benefits and
Protection	3,449.9	583.1	2,287.7	675.7	—	292.8	1,118.7
Corporate	(2.7)	110.8	1.7	—	—	—	79.5
Total	$6,091.2	$3,534.4	$6,832.4	$661.2	$50.6	$388	$2,848

2023:
Retirement and
Income
Solutions	$2,935	$2,618.8	$4,615.8	$(68.5)	$33.7	$95.9	$1,562.1
Benefits and
Protection	3,469.0	545.7	2,609.0	16.0	—	292.8	1,078.0
Corporate	(7.3)	121.0	1.4	—	—	—	92.7
Total	$6,396.7	$3,285.5	$7,226.2	$(52.5)	$33.7	$388.7	$2,732.8

2022:
Retirement and
Income
Solutions	$1,959.7	$2,252.2	$3,328	$(14.9)	$131.2	$101	$1,514.2
Benefits and
Protection	3,306.8	560.3	2,553.7	(244.9)	—	284.7	1,018.8
Corporate	(2.2)	39.9	1.0	—	—	—	217.2
Total	$5,264.3	$2,852.4	$5,882.7	$(259.8)	$131.2	$385.7	$2,750.2

(1) Allocations of net investment income and certain operating expenses are based on a number of assumptions and estimates, and reported operating results would change by segment if different methods were applied.

Schedule IV - Reinsurance
As of December 31, 2024, 2023 and 2022 and for each of the years then ended

					Percentage
		Ceded to	Assumed		of amount
	Gross	other	from other		assumed
	amount	companies	companies	Net amount	to net
	($ in millions)
2024:
Life insurance in force	$338,344	$351,462.3	$402,770.5	$389,652.2	103.4%

Premiums:
Life insurance and annuities	$4,116.5	$1,113.3	$532.4	$3,535.6	15.1%
Accident and health insurance	2,706.4	150.8	—	2,555.6	—%
Total	$6,822.9	$1,264.1	$532.4	$6,091.2	8.7%

2023:
Life insurance in force	$329,287.2	$333,380.6	$388,012.8	$383,919.4	101.1%

Premiums:
Life insurance and annuities	$3,847.1	$387.9	$517	$3,976.2	13.0%
Accident and health insurance	2,576.7	156.2	—	2,420.5	—%
Total	$6,423.8	$544.1	$517	$6,396.7	8.1%

2022:
Life insurance in force	$317,116.8	$222,711.4	$374,462.3	$468,867.7	79.9%

Premiums:
Life insurance and annuities	$2,824.1	$297.9	$503.5	$3,029.7	16.6%
Accident and health insurance	2,392.4	157.8	—	2,234.6	—%
Total	$5,216.5	$455.7	$503.5	$5,264.3	9.6%